Filed Pursuant to Rule 497
File No. 333-204996

PROSPECTUS SUPPLEMENT

(to Prospectus dated July 28, 2016)

2,000,000 Shares

Gladstone Investment Corporation

6.25% Series D Cumulative Term Preferred Stock due 2023

(Liquidation Preference $25 per Share)

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Generally, our investment objective is to generate current income by investing in debt securities of established businesses and provide our stockholders with long-term capital appreciation by investing in equity securities, generally in combination with the aforementioned debt securities.

We are offering 2,000,000 shares of our 6.25% Series D Cumulative Term Preferred Stock due 2023, or the Series D Term Preferred Stock. We will pay monthly dividends on the Series D Term Preferred Stock at an annual rate of 6.25% of the $25 liquidation preference per share, or $1.5625 per share of Series D Term Preferred Stock per year, monthly, as declared by our Board of Directors, commencing on October 31, 2016.

We are required to redeem all of the outstanding Series D Term Preferred Stock on September 30, 2023, at a redemption price equal to $25 per share, plus an amount equal to accumulated but unpaid dividends, if any, up to, but excluding, the date of redemption. We will also be required to redeem Series D Term Preferred Stock at a redemption price equal to $25 per share, plus an amount equal to accumulated but unpaid dividends, if any, up to, but excluding, the date of redemption in the event of certain events that constitute a change of control of the company. If we fail to maintain an Asset Coverage ratio of at least 200%, we will redeem a sufficient number of shares of our 7.125% Series A Cumulative Term Preferred Stock (“Series A Term Preferred Stock”) (traded on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “GAINP”), 6.75% Series B Cumulative Term Preferred Stock (“Series B Term Preferred Stock”) (traded on NASDAQ under the symbol “GAINO”), 6.50% Series C Cumulative Term Preferred Stock (“Series C Term Preferred Stock”) (traded on NASDAQ under the symbol “GAINN”), Series D Term Preferred Stock and any other series of outstanding shares of preferred stock issued by us (collectively, the “Preferred Stock”) in an amount at least equal to the lesser of (1) the minimum number of shares of Preferred Stock necessary to cause us to meet our required Asset Coverage ratio and (2) the maximum number of Preferred Stock that we can redeem out of cash legally available for such redemption. At any time on or after September 30, 2018, at our sole option, we may redeem the Series D Term Preferred Stock at a redemption price of $25 per share of Series D Term Preferred Stock, plus any accumulated but unpaid dividends, if any, on the Series D Term Preferred Stock up to, but excluding, the date of redemption. We cannot effect any amendment, alteration or repeal of our obligation to redeem all of the Series D Term Preferred Stock on September 30, 2023 or pay dividends at the stated rate without the prior unanimous consent of the holders of Series D Term Preferred Stock.

Each holder of our Series D Term Preferred Stock (and any other outstanding Preferred Stock we have issued or may issue in the future) will be entitled to one vote for each share held by such holder on any matter submitted to a vote of our stockholders, and the holders of all of our outstanding Preferred Stock and common stock will generally vote together as a single class. The holders of the Series Term D Preferred Stock, Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and any other Preferred Stock we may issue in the future, voting separately as a single class, will elect two of our directors and, upon our failure to pay dividends for at least two years, will elect a majority of our directors. The Series D Term Preferred Stock will rank equally in right of payment with all other shares of Preferred Stock and will rank senior in right of payment to our outstanding common stock.

We have applied to have the Series D Term Preferred Stock listed on NASDAQ under the symbol “GAINM.” Our common stock is traded on NASDAQ under the symbol “GAIN.” On September 16, 2016, the last sale price of our common stock, Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock as reported on NASDAQ was $8.77 per share, $25.83 per share and $25.75 per share and $26.24 per share, respectively. The Series D Term Preferred Stock has no trading history and will not be convertible into our common stock or any other security of our company.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in the Series D Term Preferred Stock, including information about risks. Please read it before you invest and retain it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission, or the SEC, and can be accessed at its website at www.sec.gov. You may also request this and other information free of charge, or make other stockholder inquiries, by calling (866) 366-5745, from our website (www.GladstoneInvestment.com) or by writing us at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22012. See “Additional Information” in the accompanying prospectus.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in the Series D Term Preferred Stock involves a high degree of risk, including, among other things, the risk of leverage and risks relating to investments in securities of small, private and developing businesses. You could lose some or all of your investment. You should carefully consider each of the factors described under “Risk Factors” beginning on page S-10 of this prospectus supplement and beginning on page 12 of the accompanying prospectus before you invest in the Series D Term Preferred Stock.

The SEC has not approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	PER SHARE	TOTAL (2)
Public offering price	$25.00	$50,000,000
Underwriting discounts and commissions (sales load)	$0.78125	$1,562,500
Proceeds, before expenses, to us (1)	$24.21875	$48,437,500

(1)	Total expenses of the offering payable by us, excluding underwriting discounts and commissions, are estimated to be $0.2 million.
(2)	We have granted the underwriters a 30-day option to purchase up to an additional 300,000 shares of Series D Term Preferred Stock from us on the same terms and conditions set forth above solely to cover overallotments, if any. If such option is exercised in full, the total public offering price will be $57,500,000, the total underwriting discounts and commissions will be $1,796,875 and total proceeds, before expenses, to us would be $55,703,125. See “Underwriting” on page S-55 of this prospectus supplement for additional information with respect to our arrangements with the underwriters, including stabilizing transactions and other transactions that affect the price of the Series D Term Preferred Stock.

The underwriters expect to deliver the Series D Term Preferred Stock on or about September 26, 2016.

Joint Book-Running Managers

Janney Montgomery Scott	Ladenburg Thalmann

Co-Lead Managers

J.J.B. Hilliard, W.L. Lyons, LLC	Wunderlich

Co-Managers

William Blair	Maxim Group LLC

Prospectus Supplement dated September 19, 2016

ABOUT THIS PROSPECTUS SUPPLEMENT

This prospectus supplement, together with the accompanying prospectus, sets forth the information that you should know before investing. You should read the prospectus supplement and accompanying prospectus, which contain important information, before deciding whether to invest in the Series D Term Preferred Stock.

You may request a free copy of this prospectus supplement, the accompanying prospectus, our annual reports to stockholders, when available, and other information about us, and make stockholder inquiries by calling (866) 366-5745 or by writing to us at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, or from our website (http://www.GladstoneInvestment.com). The information contained in, or that can be accessed through, our website is not part of this prospectus supplement or the accompanying prospectus. We make available free of charge on our website our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC. We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed by our independent registered public accounting firm.

This prospectus supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying prospectus. The accompanying prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this prospectus supplement and the accompanying prospectus, you should rely on the information contained in this prospectus supplement. However, if any statement in one of these documents is inconsistent with a statement in another document having a later date, the statement in the document having the later date modifies or supersedes the earlier statement.

The Series D Term Preferred Stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus in making an investment decision. Neither we nor the underwriters have authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell the Series D Term Preferred Stock in any jurisdiction where such an offer or sale is not permitted. The information appearing in this prospectus supplement and in the accompanying prospectus is accurate only as of the dates on their respective covers, regardless of the time of delivery or any sale of the Series D Term Preferred Stock.

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information included in the prospectus supplement and the accompanying prospectus. You should review the more detailed information contained elsewhere in this prospectus supplement and in the accompanying prospectus, including the Company’s Certificate of Designation of 6.25% Series D Cumulative Term Preferred Stock due 2023 of Gladstone Investment Corporation, or the Certificate of Designation, the form of which is attached as Appendix A to this prospectus supplement, and especially the information set forth under the heading “Risk Factors” prior to making an investment in the Series D Term Preferred Stock. In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the “Company,” “we,” “us” or “our” refers to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; and “Gladstone Companies” refers to our Adviser and its affiliated companies. Capitalized terms used but not defined in this prospectus supplement or accompanying prospectus have the meanings given to such terms in the Certificate of Designation. Unless otherwise stated, the information in this prospectus supplement and the accompanying prospectus does not take into account the possible exercise by the underwriters of their overallotment option.

Gladstone Investment Corporation

Gladstone Investment Corporation was organized under the laws of the State of Delaware on February 18, 2005. We are an externally managed specialty finance company that generally invests in secured first or second lien debt in combination with a direct equity investment in established U.S. businesses. Our investments are structured with the goal of producing a mix of assets to provide current income from our debt investments and capital gains from our equity investments at exit.

As of June 30, 2016, our portfolio consisted of investments in 36 portfolio companies located in 19 states across 17 different industries with an aggregate fair value of $491.0 million, consisting of secured first lien term debt, secured second lien term debt, preferred equity and common equity. Our weighted average yield on our interest-bearing investments for the three months ended June 30, 2016, excluding cash and cash equivalents and receipts recorded as other income, was 12.7%. For both fiscal years ended March 31, 2016 and 2015, our weighted average yield on our interest-bearing investments, excluding cash and cash equivalents and receipts recorded as other income, was 12.6%. Since our initial public offering in June 2005, we have made 134 consecutive monthly distributions on our common stock, par value $0.001 per share, or Common Stock.

We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, for tax purposes, we have elected to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code.

As of September 16, 2016, we had 30,270,958 shares of Common Stock outstanding, 1,600,000 shares of Series A Term Preferred Stock outstanding 1,656,000 shares of Series B Term Preferred Stock outstanding and 1,610,000 shares of Series C Term Preferred Stock outstanding. We are required to redeem all shares of Series A Term Preferred Stock on February 28, 2017, all shares of Series B Term Preferred Stock on December 31, 2021 and all shares of Series C Term Preferred stock on May 31, 2022.

Our principal executive offices are located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, and our telephone number is (703) 287-5800. Our corporate website is located at http://www.GladstoneInvestment.com. Information on, or accessible through, our website is not incorporated into or a part of this prospectus supplement or the accompanying prospectus.

Investment Adviser and Administrator

We are externally managed by our affiliated investment adviser, Gladstone Management Corporation (the “Adviser”), under an investment advisory and management agreement (the “Advisory Agreement”) and another of our affiliates, Gladstone Administration, LLC (the “Administrator”), provides administrative services to us pursuant to a contractual agreement (the “Administration Agreement”). Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly-traded real estate investment trust; Gladstone Capital Corporation (“Gladstone Capital”), a publicly-traded BDC and RIC; and Gladstone Land Corporation, a publicly-traded real estate investment trust (“Gladstone Land,” with “Gladstone Commercial,” and “Gladstone Capital,” collectively the “Affiliated Public Funds”). In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in several other states.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, generally in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We intend that our investment portfolio over time will consist of approximately 75% in debt securities and 25% in equity securities, at cost. As of June 30, 2016, our investment portfolio was made up of 71.9% in debt securities and 28.1% in equity securities, at cost.

In July 2012, the U.S. SEC granted us an exemptive order (the “Co-Investment Order”) that expanded our ability to co-invest with certain of our affiliates, including Gladstone Capital, under certain circumstances and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by our external investment adviser, or any combination of the foregoing, subject to the conditions in the SEC’s order.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one-month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement such as a success fee or deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called “paid-in-kind” (“PIK”) interest.

Typically, our investments in equity securities take the form of common stock, preferred stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt. Since our initial public offering in 2005 and through June 30, 2016, we have made investments in 44 companies, excluding investments in syndicated loans. Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice to or approval of our stockholders.

We expect that our investment portfolio will primarily include the following three categories of investments in private companies in the U.S.:

•	First Lien Secured Debt Securities: We seek to invest a portion of our assets in first lien secured debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses first lien secured debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business.

•	Second Lien Secured Debt Securities: We seek to invest a portion of our assets in second lien secured debt securities, which may also be referred to as subordinated loans, subordinated notes and mezzanine loans. These second lien secured debt securities rank junior to the borrower’s first lien secured debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements, such as warrants to buy common and preferred stock or limited liability interests, in connection with these second lien secured debt securities.

•	Preferred and Common Equity/Equivalents: We seek to invest a portion of our assets in equity securities, which consist of preferred and common equity, limited liability company interests, warrants or options to acquire such securities, and are generally in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In many cases, we will own a significant portion of the equity of the businesses in which we invest.

Pursuant to the 1940 Act, we must maintain at least 70% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30% of our assets in other non-qualifying assets. See “— Regulation as a Business Development Company — Qualifying Assets” in the accompanying prospectus for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. See “Business — Investment Process” included in the accompanying prospectus for additional information on our investment practices.

Recent Developments

Renewal of our Advisory Agreement

On July 12, 2016, our Board of Directors, including a majority of the directors who are not parties to the agreement or interested persons of any such party, approved the annual renewal of the Advisory Agreement with the Adviser through August 31, 2017. Mr. Gladstone, our chairman and chief executive officer, controls the Adviser. In reaching a decision to approve the Advisory Agreement, our Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by the Adviser;

•	our investment performance and that of the Adviser;

•	the costs of the services to be provided and profits to be realized by the Adviser from the relationship with us;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities; and

•	various other matters.

Based on the information reviewed and the considerations detailed above, our Board of Directors, including all of the directors who are not “interested persons” as that term is defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Advisory Agreement, as being in the best interests of our stockholders.

Conditional Redemption of Series A Term Preferred Stock

On September 19, 2016, we announced the conditional redemption of all 1,600,000 outstanding shares of our Series A Term Preferred Stock with a redemption date of September 30, 2016. This redemption is conditioned on the closing of this offering on or prior to September 30, 2016. We may waive this contingency with respect to the redemption, may authorize a partial redemption and may cancel the redemption in our sole discretion.

THE OFFERING

The following is a brief summary of some of the terms of this offering. For a more complete description of the rights, preferences and other terms of the Series D Term Preferred Stock, see “Description of the Series D Term Preferred Stock” in this prospectus supplement and the Certificate of Designation.

Issuer	Gladstone Investment Corporation

Securities Offered	2,000,000 shares of Series D Term Preferred Stock or 2,300,000 shares if the underwriters exercise their overallotment option in full.

Listing	We have applied to list the Series D Term Preferred Stock on NASDAQ under the symbol “GAINM.” Trading on the Series D Term Preferred Stock is expected to begin within 30 days of the date of this prospectus supplement. Prior to the expected commencement of trading on NASDAQ, the underwriters may make a market in the Series D Term Preferred Stock, but they are not obligated to do so and may discontinue any market-making at any time without notice.

Liquidation Preference	In the event of any liquidation, dissolution or winding up of our affairs, holders of the Series D Term Preferred Stock will be entitled to receive a liquidation distribution equal to $25 per share (which we refer to in this prospectus supplement as the Liquidation Preference), plus an amount equal to all accumulated but unpaid dividends and distributions, if any, up to, but excluding, the date fixed for distribution or payment, whether or not earned or declared by us, but excluding interest on any such distribution or payment. See “Description of the Series D Term Preferred Stock — Liquidation Rights.”

Dividends	The Series D Term Preferred Stock will pay a monthly dividend at a fixed annual rate of 6.25% of the Liquidation Preference, or $1.5625 per share per year, which we refer to as the Fixed Dividend Rate. The Fixed Dividend Rate is subject to adjustment under certain circumstances, but will not in any case be lower than $1.5625 per share per year.

Cumulative cash dividends or distributions on each Series D Term Preferred Share will be payable monthly, when, as and if declared by our Board of Directors or a duly authorized committee of our Board of Directors out of funds legally available for such payment. The first dividend period for the Series D Term Preferred Stock will commence on the initial issuance date of such shares upon the closing of this offering, which we refer to as the Date of Original Issue, and will end on October 31, 2016.

Ranking	The shares of Series D Term Preferred Stock are senior securities that constitute capital stock of the Company.

The Series D Term Preferred Stock ranks:

•	senior to the Common Stock in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or the winding-up of our affairs;

•	equal in priority with all other series of Preferred Stock we have issued or may issue in the future as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of our affairs; and

•	effectively subordinated to our existing and future indebtedness, including borrowings under our Fifth Amended and Restated Credit Agreement, dated April 30, 2013 (the “Credit Facility”).

We may issue additional shares of Preferred Stock, but we may not issue additional classes of capital stock that rank senior to the Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock or Series D Term Preferred Stock as to priority of payment of dividends and as to distribution of assets upon dissolution, liquidation or winding-up of our affairs. We may, however, borrow funds from banks and other lenders so long as the ratio of (1) the value of total assets less the total borrowed amounts to (2) the sum of all senior securities representing indebtedness and the number of shares of outstanding Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series D Term Preferred Stock multiplied by $25 per share is not less than 2 to 1.

Mandatory Term Redemption	We are required to redeem all outstanding Series D Term Preferred Stock on September 30, 2023, or the Mandatory Term Redemption Date, at a redemption price equal to the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the redemption date. If we fail to redeem the Series D Term Preferred Stock pursuant to the mandatory redemption required on September 30, 2023, or in any other circumstance in which we are required to redeem the Series D Term Preferred Stock, then the Fixed Dividend Rate will increase by three percent (3.00%) for so long as such failure continues. See “Description of the Series D Term Preferred Stock — Redemption” and “— Voting Rights.”

Mandatory Redemption for Asset Coverage

If we fail to maintain Asset Coverage (as defined below) of at least 200% as of the time of declaration of dividends or other distributions on the Company’s common stock (other than dividends payable in shares of common stock) after deducting the amount of such dividend or other distribution as of the time of purchase of the Company’s common stock or issuance of any senior security as defined in the 1940 Act, and such failure is not cured in 90 calendar days after the date of such failure (referred to in this prospectus supplement as an Asset Coverage Cure Date), then we are required to redeem, within

90 calendar days of the Asset Coverage Cure Date, shares of Preferred Stock equal to the lesser of (1) the minimum number of shares of Preferred Stock that will result in our having Asset Coverage of at least 200% and (2) the maximum number of shares of Preferred Stock that can be redeemed out of funds legally available for such redemption, provided further, that in connection with any such redemption for failure to maintain such Asset Coverage, we may redeem such additional number of shares of Preferred Stock that will result in our having Asset Coverage of up to and including 240%. The Preferred Stock to be redeemed may include, at our sole option, any number or proportion of the Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series D Term Preferred Stock and other future series of Preferred Stock. If shares of Series D Term Preferred Stock are to be redeemed in such an event, they will be redeemed at a redemption price equal to the Liquidation Preference, plus accumulated but unpaid dividends, if any, on such shares (whether or not declared, but excluding interest on accumulated but unpaid dividends, if any) up to, but excluding, the date fixed for such redemption.

Asset Coverage for purposes of our Preferred Stock is calculated in accordance with Sections 18 and 61 of the 1940 Act, as in effect on the date of the Certificate of Designation, and is determined on the basis of values calculated as of a time within 48 hours (only including Business Days) preceding each determination. We estimate that, on the Date of Original Issue, our Asset Coverage, based on the composition and value of our portfolio as of June 30, 2016, and after giving effect to (1) the issuance of the Series D Term Preferred Stock offered in this offering, and (2) the payment of underwriting discounts and commissions of $1.6 million and estimated related offering costs payable by us of approximately $0.2 million, would have been 212.0% prior to the activity noted in the “Use of Proceeds” section. We estimate that following our expected use of proceeds, which includes the full redemption of our Series A Term Preferred Stock, our Asset Coverage would be 237.7%. Our net investment income, including prior period undistributed net investment income, coverage, which is calculated by dividing the sum of our undistributed net investment income at the beginning of the period and our net investment income during the period by the amount of distributions from net investment income to holders of our Common Stock during the period, was approximately 124.1% for the year ended March 31, 2016 and approximately 233.2% for the three months ended June 30, 2016. Net investment income coverage has varied each year since our inception, and there is no assurance that historical coverage levels will be maintained. See “Description of the Series D Term Preferred Stock — Asset Coverage.”

Optional Redemption	At any time on or after September 30, 2018, at our sole option, we may redeem the Series D Term Preferred Stock in whole or from time to time, in part, out of funds legally available for such redemption, at the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) up to, but excluding, the date fixed for such redemption. See “Description of the Series D Term Preferred Stock — Redemption — Optional Redemption.”

Change of Control Redemption	If a Change of Control Triggering Event occurs, unless we have exercised our option to redeem the Series D Term Preferred Stock, we will be required to redeem all of the outstanding Series D Term Preferred Stock at the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption. For the definition of Change of Control Triggering Event and additional information concerning the redemption of the Series D Term Preferred Stock in connection with such events, see “Description of the Series D Term Preferred Stock — Redemption — Change of Control.”

Voting Rights	Except as otherwise provided in our Amended and Restated Certificate of Incorporation or as otherwise required by law, (1) each holder of Preferred Stock (including the Series D Term Preferred Stock) will be entitled to one vote for each share of Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding Preferred Stock and Common Stock will vote together as a single class; provided, that holders of Preferred Stock, voting separately as a class, will be entitled to elect two of our directors and, if we fail to pay dividends on any outstanding shares of Preferred Stock in an amount equal to two full years of dividends and continuing until such failure is corrected, will be entitled to elect a majority of our directors. Preferred Stock holders will also vote by series separately as a class on any matter that materially and adversely affects any preference, right or power of holders of such series of Preferred Stock. See “Description of the Series D Term Preferred Stock — Voting Rights.”

Conversion Rights	The Series D Term Preferred Stock will have no conversion rights.

Use of Proceeds	We intend to use the net proceeds from this offering of approximately $48.2 million (after the payment of underwriting discounts and commissions of $1.6 million and estimated offering expenses payable by us of approximately $0.2 million) to redeem outstanding shares of our Series A Term Preferred Stock, to pay down our Credit Facility and for other general corporate purposes. See “Use of Proceeds.”

U.S. Federal Income Taxes	Prospective investors are urged to consult their own tax advisors regarding the tax considerations relevant to holders of the Series D Term Preferred Stock in light of their personal investment circumstances.

We have elected to be treated, and intend to continue to so qualify each year, as a RIC under Subchapter M of the Code, and we generally do not expect to be subject to U.S. federal income tax.

The dividends on the Series D Term Preferred Stock generally will not qualify for the dividends received deduction or for taxation as qualified dividend income.

Risk Factors	Investing in the Series D Term Preferred Stock involves risks. You should carefully consider the information set forth in the sections entitled “Risk Factors” beginning on page S-10 of this prospectus supplement and page 12 of the accompanying prospectus before deciding whether to invest in our Series D Term Preferred Stock.

Information Rights	During any period in which we are not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and any shares of Series D Term Preferred Stock are outstanding, we will provide holders of Series D Term Preferred Stock, without cost, copies of annual reports and quarterly reports substantially similar to the reports on Form 10-K and Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject to such provisions or, alternatively, we will voluntarily file reports on Form 10-K and Form 10-Q as if we were subject to Section 13 or 15(d) of the Exchange Act.

Redemption and Paying Agent	We have entered into an amendment to our Transfer Agency and Service Agreement with Computershare, Inc., or Computershare, or the Redemption and Paying Agent. Under this amendment, the Redemption and Paying Agent will serve as transfer agent and registrar, dividend disbursing agent and redemption and paying agent with respect to the Series D Term Preferred Stock.

RISK FACTORS

You should carefully consider the risks described below, and the risks described in “Risk Factors” beginning on page 12 of the accompanying prospectus, before deciding to invest in the Series D Term Preferred Stock. The risks and uncertainties described below and in the accompanying prospectus are not the only ones we face. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance and the value of the Series D Term Preferred Stock. If any of the following risks or the risks described in the accompanying prospectus actually occur, our business, financial condition or results of operations could be materially adversely affected, and the value of the Series D Term Preferred Stock may be impaired. If that happens, the trading price of the Series D Term Preferred Stock could decline, and you may lose all or part of your investment.

Risks of Investing in Preferred Stock

We may be unable to use the net proceeds from this offering to redeem the Series A Term Preferred Stock within the time period that we anticipate or at all, which could adversely affect our financial condition and results of operations and increase the likelihood of our failing to meet the asset coverage requirements of the 1940 Act.

We intend to use the net proceeds from this offering to redeem outstanding Series A Term Preferred Stock, to repay borrowings under our Credit Facility and for other general corporate purposes. We anticipate that substantially all of the net proceeds of this offering will be utilized in this manner within three months of the completion of this offering. However, we cannot assure you that we will be able to redeem the Series A Term Preferred Stock within this time period or at all. Any delay or failure to use the net proceeds from this offering to redeem the Series A Term Preferred Stock could adversely affect our financial condition and results of operations and increase the likelihood of our failing to meet the asset coverage requirements of the 1940 Act, as described below under “— Our amount of senior securities outstanding will increase as a result of this offering, which could adversely affect our business, financial condition and results of operations, our ability to meet our payment obligations under the Credit Facility and our ability to meet the asset coverage requirements of the 1940 Act.”

The Series D Term Preferred Stock is a new issuance and does not have an established trading market, which may negatively affect its market value and your ability to transfer or sell your shares.

The shares of Series D Term Preferred Stock are a new issue of securities with no established trading market. We intend to apply to list the Series D Term Preferred Stock on the NASDAQ Global Select Market under the symbol “GAINM,” but there can be no assurance that NASDAQ will accept the Series D Term Preferred Stock for listing. Even if the application is approved, however, an active trading market for the shares may not develop or, even if it develops, may not last, in which case the trading price of the shares could be adversely affected and your ability to transfer your shares of Series D Term Preferred Stock will be limited. If an active trading market does develop, the Series D Term Preferred Stock may trade at prices lower than the initial offering price. The trading price of the Series D Term Preferred Stock would depend on many factors, including:

•	prevailing interest rates;

•	the market for similar securities;

•	general economic and financial market conditions;

•	our issuance of debt or preferred equity securities; and

•	our financial condition, results of operations and prospects.

An investment in preferred stock with a fixed interest rate bears interest rate risk.

Preferred stock, including the Series D Term Preferred Stock, pays dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series D Term Preferred Stock may increase, which would likely result in a decline in the secondary market price of the Series D Term Preferred Stock prior to the Mandatory Term Redemption Date. This risk may be even more significant in light of low currently prevailing market interest rates. For additional information concerning dividends on the Series D Term Preferred Stock, see “Description of the Series D Term Preferred Stock — Dividends and Dividend Periods.”

There is no guarantee that the Series D Term Preferred Stock will be approved for listing, there may be no initial secondary trading market due to delayed listing, and even after listing a liquid secondary trading market may not develop.

We have applied to list the Series D Term Preferred Stock on NASDAQ, and we do not know when the Series D Term Preferred Stock will be approved for listing, if at all. If approved, we expect the Series D Term Preferred Stock to begin trading on NASDAQ within 30 days of the date of this prospectus supplement. During the time the Series D Term Preferred Stock is not listed on NASDAQ, the underwriters may make a market in the Series D Term Preferred Stock, but they are not obligated to do so and may discontinue any market-making at any time without notice. Consequently, an investment in the Series D Term Preferred Stock during this period may be illiquid, and holders of such shares may not be able to sell them during that period as it is unlikely that an active secondary market for the Series D Term Preferred Stock will develop. If a secondary market does develop during this period, holders of the Series D Term Preferred Stock may be able to sell such shares only at substantial discounts from the Liquidation Preference. We cannot accurately predict the trading patterns of the Series D Term Preferred Stock, including the effective costs of trading the stock. Even if our Series D Term Preferred Stock begins trading on NASDAQ, there is also a risk that such shares may be thinly traded, and the market for such shares may be relatively illiquid compared to the market for other types of securities, with the spread between the bid and asked prices considerably greater than the spreads of other securities with comparable terms and features.

The Series D Term Preferred Stock will not be rated.

We do not intend to have the Series D Term Preferred Stock rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the Series D Term Preferred Stock may trade at a price that is lower than it might otherwise trade if rated by a rating agency. It is possible, however, that one or more rating agencies might independently determine to assign a rating to the Series D Term Preferred Stock. In addition, we may elect to issue other securities for which we may seek to obtain a rating. If any ratings are assigned to the Series D Term Preferred Stock in the future or if we issue other securities with a rating, such ratings, if they are lower than market expectations or are subsequently lowered or withdrawn, could adversely affect the market for or the market value of the Series D Term Preferred Stock.

The Series D Term Preferred Stock will bear a risk of early redemption by us.

We may voluntarily redeem some or all of the Series D Term Preferred Stock on or after September 30, 2018, which is five years before the Mandatory Term Redemption Date of September 30, 2023. We also may be forced to redeem some or all of the Series D Term Preferred Stock to meet regulatory requirements and the Asset Coverage requirements of such shares. We are also required to redeem all of the Series D Term Preferred Stock upon a Change of Control Triggering Event. Any such redemption may occur at a time that is unfavorable to holders of the Series D Term Preferred Stock. We may have an incentive to redeem the Series D Term Preferred Stock voluntarily before the Mandatory Term Redemption Date if market conditions allow us to issue other Preferred Stock or debt securities at a rate that is lower than the Fixed Dividend Rate on the Series D Term Preferred Stock, or for other reasons. For further information regarding our ability to redeem the Series D Term Preferred Stock, see “Description of the Series D Term Preferred Stock — Optional Redemption” and “— Asset Coverage.”

Claims of holders of the Series D Term Preferred Stock will be subject to a risk of subordination relative to holders of our debt instruments.

Rights of holders of the Series D Term Preferred Stock will be subordinated to the rights of holders of our current and any future indebtedness, including the Credit Facility. Even though the Series D Term Preferred Stock will be classified as a liability for purposes of accounting principles generally accepted in the U.S., or GAAP, and considered senior securities under the 1940 Act, the Series D Term Preferred Stock are not debt instruments. Therefore, dividends, distributions and other payments to holders of Preferred Stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of the Series D Term Preferred Stock.

We are subject to risks related to the general credit crisis and related liquidity risks.

General market uncertainty and extraordinary conditions in the credit markets may impact the liquidity of our investment portfolio. In turn, during extraordinary circumstances, this uncertainty could impact our distributions and/or ability to redeem the Series D Term Preferred Stock in accordance with their terms. Further, there may be market imbalances of sellers and buyers of Series D Term Preferred Stock during periods of extreme illiquidity and volatility in the credit markets. Such market conditions may lead to periods of thin trading in any secondary market for the Series D Term Preferred Stock and may make valuation of the Series D Term Preferred Stock uncertain. As a result, the spread between bid and ask prices is likely to increase significantly such that, if you invest in the Series D Term Preferred Stock, you may have difficulty selling your shares. Less liquid and more volatile trading environments could also result in sudden and significant valuation declines in the Series D Term Preferred Stock.

Holders of the Series D Term Preferred Stock will be subject to inflation risk.

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted, or “real,” value of an investment in Preferred Stock or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Series D Term Preferred Stock and dividends payable on such shares declines.

Holders of the Series D Term Preferred Stock will bear reinvestment risk.

Given the seven-year term and potential for early redemption of the Series D Term Preferred Stock, holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Series D Term Preferred Stock may be lower than the return previously obtained from the investment in such shares.

Holders of the Series D Term Preferred Stock will bear dividend risk.

We may be unable to pay dividends on the Series D Term Preferred Stock under some circumstances. The terms of our indebtedness, including the Credit Facility, preclude the payment of dividends in respect of equity securities, including the Series D Term Preferred Stock, under certain conditions. See “Liquidity and Capital Resources — Revolving Credit Facility.”

We face Asset Coverage risks in our investment activities.

The Asset Coverage that we maintain on our Preferred Stock, including the Series D Term Preferred Stock, is based upon a calculation of the value of our portfolio holdings. Our portfolio investments are, and we expect a large percentage of such investments will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded is generally not readily determinable. Our Board of Directors reviews valuation recommendations that are provided by professionals of the Adviser and Administrator with oversight and direction from the chief valuation officer, employed by the Administrator (the “Valuation Team”). There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the chief valuation officer, uses an established investment valuation policy, or the Policy, which has been approved by our Board of Directors, and each quarter our Board of Directors reviews the Policy to determine if changes thereto are advisable and also reviews whether the Valuation Team has applied the Policy consistently. We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value, or TEV, of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review our valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our TEV, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value and whether it is reasonable in light of the Policy and other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

A portion of our assets are, and may in the future be, comprised of debt and equity securities that are valued based on internal assessment using valuation methods approved by our Board of Directors, without the input of Standard & Poor’s Securities Evaluations, Inc., or SPSE, or other third-party evaluators. While we believe that our debt and equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities, the determination of fair value for securities that are not publicly traded necessarily involves an exercise of subjective judgment, whether or not we obtain the recommendations of an independent third-party evaluator.

Our use of these fair value methods is inherently subjective and is based on estimates and assumptions regarding each security. In the event that we are required to sell a security, we may ultimately sell for an amount materially less than the estimated fair value calculated by us or SPSE, or determined using TEV, or the discounted cash flow, or DCF, methodology. As a result, a risk exists that the Asset Coverage attributable to the Preferred Stock, including the Series D Term Preferred Stock, may be materially lower than what is calculated based upon the fair valuation of our portfolio securities in accordance with our valuation policies. See “Risk Factors — Risks Related to Our Investments — Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our NAV” on page 14 of the accompanying prospectus.

There is a risk of delay in our redemption of the Series D Term Preferred Stock, and we may fail to redeem such securities as required by their terms.

We generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to obtain cash equal to the value at which we record our investments quickly if a need arises. If we are unable to obtain sufficient liquidity prior to the Mandatory Term Redemption Date or a Change of Control Triggering Event, we may be forced to engage in a partial redemption or to delay a required redemption. If such a partial redemption or delay were to occur, the market price of the Series D Term Preferred Stock might be adversely affected.

We finance our investments with borrowed money and senior securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our Common Stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	ASSUMED RETURN ON OUR PORTFOLIO (NET OF EXPENSES)
	(10)%	(5)%	0%	5%	10%
Corresponding return to common stockholder (1)	-20.91%	-12.40%	-3.89%	4.62%	13.13%

(1)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of June 30, 2016, by the assumed rates of return and subtracting all interest accrued on our debt and dividends on our mandatorily redeemable preferred stock expected to be paid or declared during the twelve months following June 30, 2016, adjusted for the assumed dividends declared on the Series D Term Preferred Stock to be issued in this offering (and assuming proceeds are used as described under “Use of Proceeds”); and then dividing the resulting difference by our total assets attributable to Common Stock as of June 30, 2016. Based on $507.0 million in total assets, $79.6 million in borrowings outstanding on our Credit Facility, $5.1 million in a secured borrowing, $40.0 million in aggregate liquidation preference of Series A Term Preferred Stock, $41.4 million in aggregate liquidation preference of Series B Term Preferred Stock, $40.3 million in aggregate liquidation preference of Series C Term Preferred Stock and $297.9 million in net assets as of June 30, 2016 and assuming the Series D Term Preferred Stock to be issued in this offering is outstanding during the entire period and assuming proceeds are used as described under “Use of Proceeds.”

Based on an outstanding indebtedness of $84.7 million as of June 30, 2016, and the effective annual interest rate of 3.9% as of that date, aggregate liquidation preference of our Series B Term Preferred Stock of $41.4 million at a dividend rate of 6.75%, aggregate liquidation preference of our Series C Term Preferred stock of $40.3 million at a dividend rate of 6.50%, aggregate Liquidation Preference of the Series D Term Preferred Stock of $50.0 million to be issued in this offering at a dividend rate of 6.25%, and redemption of our Series A Term Preferred Stock with an aggregate liquidation preference of $40.0 million, our investment portfolio at fair value would have been required to experience an annual return of at least 2.36% to cover annual interest payments on our outstanding debt and dividends on the Series B, Series C and Series D Term Preferred Stock.

Other Risks

In addition to regulatory limitations on our ability to raise capital, the Credit Facility contains various covenants that, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions. In addition, we are obligated to redeem our Series A Term Preferred Stock in February 2017, to redeem our Series B Term Preferred Stock in December 2021 and to redeem our Series C Term Preferred Stock in May 2022. If we do not have sufficient funds to redeem the Series A Term Preferred Stock, the Series B Term Preferred Stock, or the Series C Term Preferred Stock, or if we do not have sufficient funds remaining following such redemption, we may experience an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Credit Facility and monthly dividend obligations with respect to our Preferred Stock.

We will have a continuing need for capital to finance our loans. We are party to a credit facility, which provides us with a revolving credit line facility of $185.0 million, of which $76.4 million was drawn as of September 16, 2016. The Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement and is currently scheduled to mature in June 2019. As a result of the Credit Facility, we are subject to certain limitations on the type of loan investments we make, including, but not limited to, restrictions on geographic concentrations, sector concentrations, loan size, dividend payout, payment frequency and status, and average life. The Credit Facility also requires us to comply with other financial and operational covenants, which require us to, among other things, maintain certain financial ratios, including asset and interest coverage, and a minimum net worth. As of September 16, 2016, we were in compliance with these covenants; however, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Current market conditions have forced us to write down the value of a portion of our assets as required by the 1940 Act and fair value accounting rules. These are not realized losses, but constitute adjustment in asset values for purposes of financial reporting and for collateral value for the Credit Facility. As assets are marked down in value, the amount we can borrow on the Credit Facility decreases.

In particular, depreciation in the valuation of our assets, which valuation is subject to changing market conditions that remain very volatile, affects our ability to comply with the covenants under the Credit Facility. As of June 30, 2016, our net assets were $297.9 million, up from $279.0 million at March 31, 2016. The increase in our net assets is primarily a result of unrealized appreciation over the respective periods. The minimum net worth covenant contained in the credit agreement requires our net assets to be at least $170.0 million plus 50% of all equity and subordinated debt raised after June 26, 2014 minus 50% of all equity and subordinated debt retired or redeemed after June 26, 2014, which equates to $224.9 million as of June 30, 2016. Despite the recent increase in our net assets, the fair value of our investment portfolio remains less than the cost basis by approximately $31.4 million as of June 30, 2016. Given the slow recovery and general volatility in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under the Credit Facility. Accordingly, there are no assurances that we will continue to comply with these covenants. Under the Credit Facility, we are also required to maintain our status as a BDC under the 1940 Act and as a RIC under the Code. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

We are required to redeem all outstanding shares of Series A Term Preferred Stock on February 28, 2017, at a redemption price equal to the liquidation preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) up to, but excluding, the redemption date. If we fail to redeem the Series A Term Preferred Stock pursuant to the mandatory redemption required on February 28, 2017, or in any other circumstance in which we are required to redeem the Series A Term Preferred Stock, then the fixed dividend rate of the Series A Term Preferred Stock will increase to an annual rate of 11% for so long as such failure continues. If we do not have sufficient funds to redeem the Series A Term Preferred Stock, whether from this offering or otherwise, or if we do not have sufficient funds remaining following such redemption, we may experience an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Credit Facility and monthly dividend obligations with respect to our Preferred Stock.

In addition, we are required to redeem all outstanding shares of Series B Term Preferred Stock on December 31, 2021, at a redemption price equal to the liquidation preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) up to, but excluding, the redemption date. If we fail to redeem the Series B Term Preferred Stock pursuant to the mandatory redemption required on December 31, 2021, or in any other circumstance in which we are required to redeem the Series B Term Preferred Stock, then the fixed dividend rate of the Series B Term Preferred Stock will increase to an annual rate of 10.75% for so long as such failure continues. If we do not have sufficient funds to redeem the Series B Term Preferred Stock or if we do not have sufficient funds remaining following such redemption, we may experience an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Credit Facility and monthly dividend obligations with respect to our Preferred Stock.

Further, we are required to redeem all outstanding shares of Series C Term Preferred Stock on May 31, 2022, at a redemption price equal to the liquidation preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) up to, but excluding, the redemption date. If we fail to redeem the Series C Term Preferred Stock pursuant to the mandatory redemption required on May 31, 2022, or in any other circumstance in which we are required to redeem the Series C Term Preferred Stock, then the fixed dividend rate of the Series C Term Preferred Stock will increase to an annual rate of 10.50% for so long as such failure continues. If we do not have sufficient funds to redeem the Series C Term Preferred Stock or if we do not have sufficient funds remaining following such redemption, we may experience an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Credit Facility and monthly dividend obligations with respect to our Preferred Stock.

Our amount of senior securities outstanding will increase as a result of this offering prior to the anticipated use of proceeds, which could adversely affect our business, financial condition and results of operations, our ability to meet our payment obligations under the Credit Facility and our ability to meet the asset coverage requirements of the 1940 Act.

As of June 30, 2016, we had $40.0 million outstanding of Series A Term Preferred Stock, $41.4 million outstanding of Series B Term Preferred Stock, $40.3 million outstanding of Series C Term Preferred Stock, $79.6 million of borrowings outstanding under the Credit Facility, and a $5.1 million secured borrowing. We intend to use the proceeds from this offering to redeem all outstanding shares of the Series A Term Preferred Stock, to repay borrowings under our Credit Facility and for other general corporate purposes. We anticipate that substantially all of the net proceeds of this offering will be used to redeem the shares of Series A Term Preferred Stock within three months of the completion of this offering; however, we cannot assure you that we will be able to redeem the shares of Series A Term Preferred Stock within this time period or at all. Until such time as the Series A Term Preferred Stock is redeemed in full using the proceeds of this offering (and, to the extent that the aggregate amount of shares of Series D Term Preferred Stock issued in this offering exceeds the aggregate amount of Series A Term Preferred Stock currently outstanding, following such redemption of the Series A Term Preferred Stock), our amount of senior securities outstanding will increase as a result of this offering.

The issuance of additional senior securities could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Credit Facility;

•	resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in the Credit Facility, which event of default could result in all amounts outstanding under the Credit Facility becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy; and

•	increasing the likelihood of our failing to meet the asset coverage requirements of the 1940 Act, as described below.

We may authorize, establish, create, issue and sell shares of one or more series of a class of our senior securities while shares of Series D Term Preferred Stock are outstanding without the vote or consent of the holders thereof.

While shares of Series D Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18, as modified by Section 61, of the 1940 Act, ranking on parity with the Series D Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, in addition to then outstanding shares of Series D Term Preferred Stock, including additional series of Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional Preferred Stock and to our receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have Asset Coverage of at least 200%.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Credit Facility and monthly dividend obligations or redemption obligations with respect to our Preferred Stock.

Our ability to meet our payment and other obligations under the Credit Facility and monthly dividend obligations with respect to our Preferred Stock depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under the Credit Facility or otherwise, in an amount sufficient to enable us to meet these obligations and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our obligations, we may need to refinance or restructure our debt, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Credit Facility or monthly dividend obligations with respect to our Preferred Stock.

In addition, we may issue debt securities, other evidences of indebtedness (including borrowings under the Credit Facility), senior securities representing indebtedness and senior securities that are stock up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue senior securities representing indebtedness and senior securities that are stock (such as our Preferred Stock), in amounts such that our asset coverage, in accordance with Sections 18 and 61 of the 1940 Act, is at least 200% immediately after each issuance of such senior security. The issuance of additional senior securities in this offering may increase the likelihood of our failing to meet the asset coverage requirements of the 1940 Act, especially prior to any redemption of the Series A Term Preferred Stock. Our ability to pay distributions, issue senior securities or repurchase shares of our Common Stock would be restricted if the asset coverage on each of our senior securities is not at least 200%. If the aggregate value of our assets declines, we might be unable to satisfy that 200% requirement. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue Common Stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to stockholders. Furthermore, if we have to issue Common Stock at a price below net asset value (“NAV”) per common share, as we have in October 2012 and in March 2015 for two separate follow-on common offerings, any non-participating common stockholders will be subject to dilution.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate to future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include:

•	further adverse changes in the economy and the capital markets;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, David A. R. Dullum or Terry Lee Brubaker;

•	changes in our business strategy;

•	availability, terms and deployment of capital;

•	changes in our industry, interest rates or exchange rates or the general economy;

•	the business prospectus of our portfolio companies;

•	the degree and nature of our competition;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	our ability to defend successfully claims and litigation against us; and

•	those factors described in the “Risk Factors” sections of this prospectus supplement and the accompanying prospectus.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement or the accompanying prospectus, except as otherwise required by applicable law. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

We estimate that the net proceeds to us of this offering will be approximately $48.2 million, after the payment of underwriting discounts and commissions of $1.6 million and estimated offering expenses of $0.2 million payable by us. We intend to use the net proceeds from this offering to redeem outstanding shares of Series A Term Preferred Stock, to repay borrowings under our Credit Facility and for other general corporate purposes. Shares of our Series A Term Preferred Stock accrue cumulative dividends at an annual rate of 7.125% and must be redeemed in full by February 28, 2017, the mandatory redemption date. The aggregate redemption price is $40.0 million, plus an amount equal to any accrued and unpaid dividends up to, but excluding, the date of redemption. As of June 30, 2016, we had $79.6 million of borrowings outstanding under the Credit Facility. As of September 16, 2016, we have $76.4 million outstanding under the Credit Facility. Indebtedness under the Credit Facility currently accrues interest at the rate of approximately 3.8%. The revolving period ends in June 2017 and outstanding balances under the Credit Facility are due and payable in June 2019.

We have granted the underwriters the right to purchase up to 300,000 additional shares of Series D Term Preferred Stock at the public offering price, less underwriting discounts and commissions, within 30 days of the date of this prospectus supplement solely to cover overallotments, if any. If the underwriters exercise such option in full, the estimated aggregate net proceeds to us, after the payment of underwriting discounts and commissions of $1.8 million and estimated offering expenses of $0.2 million payable by us, will be $55.5 million. We anticipate that substantially all of the net proceeds of this offering will be utilized in the manner described above within three months of the completion of such offering.

RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED DIVIDENDS

	FOR THE THREE MONTHS ENDED JUNE 30,	FOR THE YEARS ENDED MARCH 31,
	2016	2016	2015	2014	2013	2012
	(Dollars in thousands)
Net investment income	$6,812	$20,716	$19,897	$19,307	$16,488	$13,743
Add: fixed charges and preferred dividends	3,520	14,036	8,799	5,959	4,779	1,435

Earnings	$10,332	$34,752	$28,696	$25,266	$21,267	$15,178
Fixed charges and preferred dividends:
Interest expense	$971	$4,154	$3,539	$2,075	$1,127	$768
Amortization of deferred financing costs	481	1,908	1,329	1,024	791	459
Preferred dividends	2,065	7,963	3,921	2,850	2,850	198
Estimated interest component of rent	3	11	10	10	11	10

Total fixed charges and preferred dividends	$3,520	$14,036	$8,799	$5,959	$4,779	$1,435

Ratio of earnings to combined fixed charges and preferred dividends	2.9x	2.5x	3.3x	4.2x	4.5x	10.6x

Computation of Pro Forma Ratio of Earnings to Combined Fixed Charges and Preferred Dividends After Adjustment for Issuance of the Series D Term Preferred Stock

	FOR THE THREE MONTHS ENDED JUNE 30, 2016	FOR THE YEAR ENDED MARCH 31, 2016
	(Dollars in thousands)
Net investment income, as above	$6,812	$20,716
Add: fixed charges and preferred dividends, as above	3,520	14,036
Adjustments:
Pro forma decrease in interest expense (A)	(90)	(331)
Pro forma increase of amortization of deferred financing costs (B)	65	258
Pro forma increase in preferred dividends (C)	69	275

Pro forma fixed charges and preferred dividends	3,563	14,239

Pro forma earnings	$10,375	$34,955

Pro forma ratio of earnings to combined fixed charges and preferred dividends (B)	2.9x	2.5x

(A)	Pro forma decrease in interest expense on our Credit Facility related to this offering.
(B)	Pro forma increase in amortization of deferred financing costs related to this offering. Pro forma numbers do not take into account adjustments for deferred financing cost amortization related to the redemption of our Series A Term Preferred Stock.
(C)	Pro forma increase in preferred dividends paid related to this offering and the redemption of our Series A Term Preferred Stock.

CAPITALIZATION

The following table sets forth our capitalization as of June 30, 2016:

•	on an actual basis;

•	on an as adjusted basis to give effect to the completion of this offering and the application of the estimated net proceeds of this offering (as described under “Use of Proceeds”), after deducting underwriters’ discounts and commissions and estimated offering expenses payable by us (and assuming the underwriters’ overallotment option is not exercised).

	AS OF JUNE 30, 2016
	ACTUAL	AS ADJUSTED
	(Unaudited)
	(Dollars in thousands)
Borrowings, at cost
Borrowings under line of credit (1)	$79,600	$71,409
Secured borrowing	5,096	5,096

Total borrowings	84,696	76,505
Preferred Stock, at liquidation preference
Series A Term Preferred Stock, $.001 par value per share; $25 liquidation preference per share; 1,600,000 shares authorized, issued and outstanding, actual; 0 shares authorized, issued and outstanding, as adjusted	$40,000	$—
Series B Term Preferred Stock, $.001 par value per share; $25 liquidation preference per share; 1,656,000 shares authorized, issued and outstanding, actual and as adjusted	41,400	41,400
Series C Term Preferred Stock, $.001 par value per share; $25 liquidation preference per share; 1,700,000 shares authorized, 1,610,000 issued and outstanding, actual and as adjusted	40,250	40,250
Series D Term Preferred Stock, $.001 par value per share; $25 liquidation preference per share; 0 shares authorized, issued and outstanding, actual; 3,000,000 shares authorized, 2,000,000 shares issued and outstanding, as adjusted (2)	—	50,000

Net Assets Applicable to Common Stockholders
Common stock, $.001 par value per share, 100,000,000 shares authorized, actual and as adjusted; 30,270,958 shares issued and outstanding, actual and as adjusted (3)	$30	$30
Capital in excess of par value	311,493	311,493
Cumulative net unrealized depreciation of investments	(31,382)	(31,382)
Net investment income in excess of distributions	7,603	7,603
Accumulated net realized gain	10,136	10,136

Total Net Assets Available to Common Stockholders	$297,880	$297,880

Total Capitalization	$504,226	$506,035

(1)	As of September 16, 2016, prior to closing the offering of the Series D Term Preferred Stock, the outstanding balance on the Credit Facility was $76.4 million. The net repayments during the period from July 1, 2016 through September 16, 2016, are not included in the “as adjusted” balance outstanding on the Credit Facility.
(2)	Exclusive of assumed aggregate underwriting discounts and commissions of $1.6 million and $0.2 million of estimated offering costs payable by us in connection with this offering.
(3)	None of these outstanding shares are held by us or for our account.

The following are our outstanding classes of securities as of June 30, 2016.

TITLE OF CLASS	AMOUNT AUTHORIZED	AMOUNT HELD BY US OR FOR OUR ACCOUNT	AMOUNT OUTSTANDING (EXCLUSIVE OF AMOUNTS HELD BY US OR FOR OUR ACCOUNT)
Common Stock	100,000,000	—	30,270,958
Series A Term Preferred Stock	1,600,000	—	1,600,000
Series B Term Preferred Stock	1,656,000	—	1,656,000
Series C Term Preferred Stock	1,700,000	—	1,610,000

SELECTED FINANCIAL INFORMATION

The following consolidated selected financial data for the fiscal years ended March 31, 2016, 2015, 2014, 2013 and 2012 are derived from our consolidated financial statements that have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm. The consolidated selected financial data for the three months ended June 30, 2016 and 2015 are derived from our unaudited consolidated financial statements included in this prospectus supplement. The “other unaudited data” included at the bottom of the table are also unaudited. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement and the accompanying prospectus.

	Three Months Ended June 30,		Year Ended March 31,
	2016	2015	2016	2015	2014	2013	2012
	(dollar amounts in thousands, except per share data)
Statement of Operations Data:
Total investment income	$14,393	$12,706	$50,955	$41,643	$36,264	$30,538	$21,242
Total expenses, net of credits from Adviser	7,581	7,543	30,239	21,746	16,957	14,050	7,499

Net investment income	6,812	5,163	20,716	19,897	19,307	16,488	13,743

Net realized and unrealized gain (loss)	17,722	3,396	4,138	30,317	(20,636)	791	8,223

Net increase (decrease) in net assets resulting from operations	$24,534	$8,559	$24,854	$50,214	$(1,329)	$17,279	$21,966

Per Common Share Data:
Net increase (decrease) in net assets resulting from operations per common share —basic and diluted (A)	$0.81	$0.28	$0.82	$1.88	$(0.05)	$0.71	$0.99
Net investment income before net gain (loss) on investments per common share —basic and diluted (A)	0.23	0.17	0.68	0.75	0.73	0.68	0.62
Cash distributions declared per common share (B)	0.19	0.19	0.75	0.77	0.71	0.60	0.61

Statement of Assets and Liabilities Data:
Total assets	$507,039	$501,774	$506,260	$483,521	$330,694	$379,803	$325,297
Net assets	297,880	279,754	279,022	273,429	220,837	240,963	207,216
Net asset value per common share	9.84	9.24	9.22	9.18	8.34	9.10	9.38
Common shares outstanding	30,270,958	30,270,958	30,270,958	29,775,958	26,475,958	26,475,958	22,080,133
Weighted common shares outstanding —basic and diluted	30,270,958	30,260,079	30,268,253	26,665,821	26,475,958	24,189,148	22,080,133

Senior Securities Data:
Total borrowings, at cost (C)	$84,696	$94,846	$100,096	$123,896	$66,250	$94,016	$76,005
Mandatorily redeemable preferred stock (D)	121,650	121,650	121,650	81,400	40,000	40,000	40,000

(A)	Per share data is based on the weighted average common stock outstanding for both basic and diluted.
(B)	The tax character of distributions is determined on an annual basis. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9 — Distributions to Common Stockholders to our Consolidated Financial Statements included elsewhere in this prospectus.

(C)	Includes borrowings under our Credit Facility, other secured borrowings, and short-term loans, as applicable.
(D)	Represents the total liquidation preference of our mandatorily redeemable preferred stock.

	Three Months Ended June 30,		Year Ended March 31,
	2016	2015	2016	2015	2014	2013	2012
	(dollar amounts in thousands, except per share data)
Other Unaudited Data:
Number of portfolio companies	36	34	36	34	29	21	17
Average size of portfolio company investment at cost	$14,510	$15,213	$14,392	$14,861	$13,225	$15,544	$15,670
Total dollars invested	28,976	17,326	69,380	108,197	132,291	87,607	91,298
Total dollars repaid and collected from sales	42,942	5,548	44,582	11,260	83,415	28,424	27,185
Weighted average yield on investments (A)	12.67%	12.63%	12.62%	12.60%	12.61%	12.51%	12.32%
Total return (B)	4.75	10.07	4.82	11.96	24.26	4.73	5.58

(A)	Weighted average yield on investments equals interest income earned on investments divided by the weighted average interest-bearing principal balance throughout the fiscal year.
(B)	Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account common distributions reinvested in accordance with the terms of the dividend reinvestment plan. Total return does not take into account common distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9 — Distributions to Common Stockholders to our Consolidated Financial Statements included elsewhere in this prospectus.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended March 31, 2016 and the first quarter of the fiscal year ending March 31, 2017. The information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

Quarter Ended
Year ending March 31, 2017	June 30, 2016
Total investment income	$14,393
Net investment income	6,812
Net increase in net assets resulting from operations	24,534
Net increase in net assets resulting from operations per weighted average common share — basic & diluted	$0.81

	Quarter Ended
Year ended March 31, 2016	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Total investment income	$12,706	$13,740	$12,068	$12,441
Net investment income	5,163	6,023	4,631	4,899
Net increase (decrease) in net assets resulting from operations	8,559	(110)	(6,213)	22,618
Net increase (decrease) in net assets resulting from operations per weighted average common share — basic & diluted	$0.29	$—	$(0.21)	$0.74

	Quarter Ended
Year ended March 31, 2015	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Total investment income	$9,837	$9,071	$11,562	$11,173
Net investment income	4,859	4,204	5,839	4,995
Net increase in net assets resulting from operations	10,770	2,697	7,589	29,158
Net increase in net assets resulting from operations per weighted average common share — basic & diluted	$0.41	$0.10	$0.29	$1.08

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following analysis of our financial conditions and results of operations in conjunction with our interim consolidated financial statements and the related notes contained elsewhere in this prospectus supplement and the consolidated financial statements in the accompanying prospectus. Historical financial condition and results of operations and percentage relationship among any amounts in the financial statements are not necessarily indicative of financial condition, results of operations or percentage relationship for any future periods. Except per share amounts, dollar amounts in the tables included herein are in thousands unless otherwise indicated.

OVERVIEW

General

We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. On June 22, 2005, we completed our initial public offering and commenced operations. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For federal income tax purposes, we have elected to be treated as a RIC under the Code. In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to our stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow in value over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We seek to avoid investments in high-risk, early stage enterprises. We expect that our investment portfolio over time will consist of approximately 75% in debt securities and 25% in equity securities, at cost. As of June 30, 2016, our investment portfolio was made up of 71.9% in debt securities and 28.1% in equity securities, at cost.

We focus on investing in small and medium-sized private businesses in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples, and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower’s stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity.

Additionally, in July 2012, the SEC granted us the Co-Investment Order that expanded our ability to co-invest with certain of our affiliates under certain circumstances and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by our external investment adviser, or any combination of the foregoing, subject to the conditions in the SEC’s order. We have opportunistically made several co-investments with our affiliate, Gladstone Capital Corporation, pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

We are externally managed by our affiliated investment adviser, Gladstone Management Corporation, an SEC registered investment adviser, pursuant to the Advisory Agreement. The Adviser manages our investment activities. We have also entered into the Administration Agreement with the Administrator, an affiliate of ours and the Adviser, whereby we pay separately for administrative services. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer.

Additionally, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee. For additional information refer to Note 4 — Related Party Transactions of the notes to our accompanying Consolidated Financial Statements.

Our shares of common stock, Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock are traded on NASDAQ under the trading symbols “GAIN,” “GAINP,” “GAINO,” and “GAINN,” respectively.

Business

Portfolio Activity

While economic conditions remain challenging, we are seeing many new investment opportunities consistent with our investment strategy of providing a combination of debt and equity in support of management and sponsor-led buyouts of small and medium-sized companies in the U.S. During the three months ended June 30, 2016, we invested $25.5 million in one new portfolio company and exited one existing portfolio company with a fair value of $44.9 million as of March 31, 2016; therefore, the number of portfolio companies was 36 as of both June 30, 2016 and March 31, 2016. From our initial public offering in June 2005 through June 30, 2016, we have made investments in 44 companies, excluding investments in syndicated loans, for a total of approximately $860 million before giving effect to principal repayments and divestitures. For the three months ended June 30, 2016, our new investments consisted of 72.9% secured second lien loans and 27.1% equity investments, based on the originating principal balances.

The majority of the debt securities in our portfolio have a success fee component, which enhances the yield on our debt investments. Unlike PIK income, we generally do not recognize success fees as income until they are received in cash. Due to the contingent nature of success fees, there are no guarantees that we will be able to collect any or all of these success fees or know the timing of such collections. As a result, as of June 30, 2016, we had unrecognized success fees of $29.9 million, or $0.99 per common share. Consistent with GAAP, we have not recognized success fee receivables and related income in our Consolidated Financial Statements until earned.

Since inception, we have closed eight buyout liquidity events, which, in the aggregate, have generated $88.4 million in net realized gains and $18.9 million in other income, for a total increase to our net assets of $107.3 million. We believe each of these transactions was an equity-oriented investment success and exemplifies our investment strategy of striving to achieve returns through current income on the debt portion of our investments and capital gains from the equity portion. The eight liquidity events have offset our cumulative realized losses since inception, which were primarily incurred during the recession in connection with the sale of performing syndicated loans at a realized loss to pay off a former lender. These successful exits, in part, enabled us to increase the monthly distribution by 56.3% since March 2011, and allowed us to declare and pay a $0.03 per common share one-time special distribution in fiscal year 2012, a $0.05 per common share one-time special distribution in November 2013, and a $0.05 per common share one-time special distribution in December 2014.

Capital Raising Efforts

Despite the challenges that have existed in the economy for the past several years, we have been able to meet our capital needs through extensions of and increases to our Credit Facility and by accessing the capital markets in the form of public offerings of common and preferred stock. We have successfully extended our Credit Facility’s revolving period multiple times, most recently to June 2017, and increased the commitment from $60.0 million to $185.0 million (with a potential total commitment of $250.0 million through additional commitments of new or existing lenders). Additionally, we issued approximately 3.8 million shares of common stock for gross proceeds of $28.1 million in March 2015, inclusive of the April 2015 overallotment, and 1.6 million shares of our Series C Term Preferred Stock for gross proceeds of $40.3 million in May 2015. Refer to “Liquidity and Capital Resources — Equity — Common Stock” and “Liquidity and Capital Resources — Equity — Term Preferred Stock” for further discussion of our common stock and mandatorily redeemable preferred stock and “Liquidity and Capital Resources — Revolving Credit Facility” for further discussion of our Credit Facility.

Although we were able to access the capital markets historically, we believe market conditions continue to affect the trading price of our common stock and thus our ability to finance new investments through the issuance of common equity. On September 16, 2016, the closing market price of our common stock was $8.77 per share, which represented a 10.9% discount to our NAV of $9.84 per share as of June 30, 2016. When our common stock trades below NAV, our ability to issue additional equity is constrained by provisions of the 1940 Act, which generally prohibit the issuance and sale of our common stock at an issuance price below the then current NAV per share without stockholder approval, other than through sales to our then-existing stockholders pursuant to a rights offering.

At our 2015 Annual Meeting of Stockholders held on August 6, 2015, our stockholders approved a proposal authorizing us to issue and sell shares of our common stock at a price below our then current NAV per share, subject to certain limitations, including that the number of shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale, provided that our board of directors (our “Board of Directors”) makes certain determinations prior to any such sale. This August 2015 stockholder authorization is in effect for one year from the date of stockholder approval. At our 2016 Annual Meeting of Stockholders held on August 4, 2016, we asked our stockholders to vote in favor of a similar proposal, which was approved to be effective through August 2017. We sought and obtained stockholder approval concerning similar proposals at each Annual Meeting of Stockholders since 2008, and with our Board of Directors’ subsequent approval, we issued shares of our common stock in March and April 2015 and October and November 2012 at a price per share below the then current NAV per share. The resulting proceeds, in part, have allowed us to grow the portfolio by making new investments, generate additional income through these new investments, provide us additional equity capital to help ensure continued compliance with regulatory tests and increase our debt capital while still complying with our applicable debt-to-equity ratios. Refer to “Liquidity and Capital Resources — Equity — Common Stock” for further discussion of our common stock.

Regulatory Compliance

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage ratio

(in accordance with Sections 18 and 61 of the 1940 Act) of at least 200.0% on each of our senior securities representing indebtedness and our senior securities that are stock (such as our three series of term preferred stock).

Investment Highlights

During the three months ended June 30, 2016, we disbursed $25.5 million in new debt and equity investments, received $43.5 million in proceeds from repayments and sales, and extended $3.5 million of follow-on investments to existing portfolio companies through revolver draws or additions to equity. From our initial public offering in June 2005 through June 30, 2016, we have made investments in 44 companies, excluding investments in syndicated loans, for a total of approximately $860 million before giving effect to principal repayments and divestitures.

Investment Activity

During the three months ended June 30, 2016, the following significant transactions occurred:

•	In April 2016, we sold our investment in Acme Cryogenics, Inc. (“Acme”), which resulted in dividend income of $2.8 million and a net realized gain of $18.8 million. In connection with the sale, we received net cash proceeds of $44.6 million, including the repayment of our debt investment of $14.5 million at par and net receivables of $0.6 million, which are recorded within Other assets, net on the accompanying Consolidated Statement of Assets and Liabilities included elsewhere in this prospectus supplement.

•	In May 2016, we invested $25.5 million in The Mountain Corporation (“The Mountain”) through a combination of secured second lien debt and preferred equity. The Mountain, headquartered in Keene, New Hampshire, is a designer and manufacturer of premium quality, bold artwear apparel serving a diverse global customer base.

Recent Developments

Registration Statement

On June 16, 2015, we filed a registration statement on Form N-2 (File No. 333-204996) with the SEC and subsequently filed a Pre-Effective Amendment No. 1 to the registration statement on July 28, 2015, which the SEC declared effective on July 29, 2015. On June 8, 2016, we filed Post-Effective Amendment No. 1 to the registration statement, which the SEC declared effective on July 28, 2016. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common or preferred stock, including through concurrent, separate offerings of such securities. No securities have been issued to date under the registration statement.

Distributions and Dividends

In July 2016, our Board of Directors declared the following monthly distributions to common stockholders and dividends to holders of our Series A Term Preferred Stock, Series B Term Preferred Stock, and Series C Term Preferred Stock:

Record Date	Payment Date	Distribution per Common Share	Dividend per Series A Term Preferred Share	Dividend per Series B Term Preferred Share	Dividend per Series C Term Preferred Share
July 22, 2016	August 2, 2016	$0.0625	$0.1484375	$0.140625	$0.135417
August 22, 2016	August 31, 2016	0.0625	0.1484375	0.140625	0.135417
September 21, 2016	September 30, 2016	0.0625	0.1484375	0.140625	0.135417

Total for the Quarter:		$0.1875	$0.4453125	$0.421875	$0.406251

RESULTS OF OPERATIONS

Comparison of the Three Months Ended June 30, 2016 to the Three Months Ended June 30, 2015

	For the Three Months Ended June 30,
	2016	2015	$ Change	% Change
INVESTMENT INCOME
Interest income	$11,628	$11,385	$243	2.1%
Other income	2,765	1,321	1,444	109.3

Total investment income	14,393	12,706	1,687	13.3

EXPENSES
Base management fee	2,509	2,453	56	2.3
Loan servicing fee	1,681	1,559	122	7.8
Incentive fee	1,700	1,291	409	31.7
Administration fee	299	355	(56)	(15.8)
Interest and dividend expense	3,036	2,831	205	7.2
Amortization of deferred financing costs and discounts	481	460	21	4.6
Other	393	998	(605)	(60.6)

Expenses before credits from Adviser	10,099	9,947	152	1.5
Credits to fees from Adviser	(2,518)	(2,404)	(114)	4.7

Total expenses, net of credits to fees	7,581	7,543	38	0.5

NET INVESTMENT INCOME	6,812	5,163	1,649	31.9

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	18,635	199	18,436	NM
Net realized loss on other	(75)	—	(75)	NM
Net unrealized (depreciation) appreciation of investments	(913)	3,197	(4,110)	NM
Net unrealized appreciation of other	75	—	75	NM

Net realized and unrealized gain	17,722	3,396	14,326	421.8

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,534	$8,559	$15,975	186.6%

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.23	$0.17	$0.05	29.4%

Net increase in net assets resulting from operations	$0.81	$0.28	$0.53	189.3%

NM = Not Meaningful

Investment Income

Total investment income increased by 13.3% for the three months ended June 30, 2016, as compared to the prior year period. This increase was primarily due to an increase in other income as well as an increase in interest income, which resulted from an increase in the size of our interest-bearing portfolio for the three months ended June 30, 2016 as compared to the prior year period.

Interest income from our investments in debt securities increased 2.1% for the three months ended June 30, 2016, as compared to the prior year period. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended June 30, 2016 was $367.2 million, compared to $362.6 million for the prior year period. This increase was primarily due to $60.7 million in new debt investments originated after June 30, 2015, partially offset by the pay-off of $48.1 million of debt investments principally related to the exit of portfolio companies.

At June 30, 2016 and 2015, our loans to one portfolio company, Tread Corporation (“Tread”), were on non-accrual status, with an aggregate debt cost basis of $3.2 million and $11.3 million, respectively. The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents and receipts recorded as other income, was 12.7% and 12.6% for the three months ended June 30, 2016 and 2015, respectively. The weighted average yield may vary from period to period, based on the current stated interest rate on interest-bearing investments.

Other income for the three months ended June 30, 2016 increased 109.3% from the prior year period. During the three months ended June 30, 2016, other income primarily consisted of $2.8 million of dividend income. For the three months ended June 30, 2015, other income primarily consisted of $0.4 million of dividend income and $0.9 million of success fee income.

The following table lists the investment income for our five largest portfolio company investments based on fair value during the respective periods:

	As of June 30, 2016		Three months ended June 30, 2016
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Counsel Press, Inc.	$30,198	6.2%	$777	5.4%
Cambridge Sound Management, Inc.	26,806	5.5	493	3.4
The Mountain Corporation (A)	25,500	5.2	370	2.6
SOG Specialty Knives & Tools, LLC	22,731	4.6	662	4.6
Nth Degree, Inc.	22,405	4.6	420	2.9

Subtotal — five largest investments	127,640	26.1	2,722	18.9
Other portfolio companies	363,341	73.9	11,671	81.1

Total investment portfolio	$490,981	100.0%	$14,393	100.0%

	As of June 30, 2015		Three months ended June 30, 2015
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Funko, LLC (B)	$31,221	6.5%	$442	3.5%
SOG Specialty Knives & Tools, LLC	29,766	6.2	662	5.2
Counsel Press, Inc.	29,463	6.1	791	6.2
Cambridge Sound Management, Inc.	26,180	5.4	493	3.9
Acme Cryogenics, Inc. (B)	25,569	5.3	422	3.3

Subtotal — five largest investments	142,199	29.5	2,810	22.1
Other portfolio companies	339,044	70.5	9,896	77.9

Total investment portfolio	$481,243	100.0%	$12,706	100.0%

(A)	New investment during the applicable period.
(B)	We exited the investment subsequent to June 30, 2015.

Expenses

Total expenses, net of any voluntary, unconditional, and irrevocable credits from the Adviser, were relatively flat during the three months ended June 30, 2016, as compared to the prior year period, as the increase in interest and dividend expense and the incentive fee was offset by a decrease in other expenses.

The incentive fee increased for the three months ended June 30, 2016, as compared to the prior year period, as net investment income increased over the respective periods.

The base management fee, loan servicing fee, incentive fee, and their related voluntary, unconditional, and irrevocable credits are computed quarterly, as described under “Transactions with the Adviser” in Note 4 —Related Party Transactions of the notes to our accompanying Consolidated Financial Statements and are summarized in the following table:

	Three Months Ended June 30,
	2016	2015
Average total assets subject to base management fee (A)	$501,800	$490,600
Multiplied by prorated annual base management fee of 2.0%	0.5%	0.5%

Base management fee (B)	2,509	2,453
Credits to fees from Adviser — other (B)	(837)	(845)

Net base management fee	$1,672	$1,608

Loan servicing fee (B)	$1,681	$1,559
Credits to base management fee — loan servicing fee (B)	(1,681)	(1,559)

Net loan servicing fee	$—	$—

Incentive fee (B)	$1,700	$1,291
Credits to fees from Adviser — other (B)	—	—

Net incentive fee	$1,700	$1,291

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.

Interest and dividend expense increased 7.2% for the three months ended June 30, 2016, as compared to the prior year period, primarily due to dividends paid related to our Series C Term Preferred Stock issued in May 2015, partially offset by lower costs of borrowings on our Credit Facility, as the increase in the effective interest rate was more than offset by the decrease in average borrowings outstanding. The weighted average balance outstanding on our Credit Facility during the three months ended June 30, 2016, was $79.9 million, as compared to $103.1 million in the prior year period. The effective interest rate on our Credit Facility, excluding the impact of deferred financing costs, during the three months ended June 30, 2016 was 4.4% as compared to 3.9% in the prior year period. Dividends on mandatorily redeemable preferred stock increased $0.3 million from the prior year period, when the Series C Term Preferred Stock was newly issued and only outstanding for a portion of the period.

Other expenses decreased 60.6% for the three months ended June 30, 2016, as compared to the prior year period, primarily as a result of lower professional fees, including legal and diligence fees, as well as lower bad debt expense.

Realized and Unrealized Gain (Loss)

Net Realized Gain on Investments

During the three months ended June 30, 2016, we recorded net realized gains on investments of $18.6 million, primarily related to the $18.8 million realized gain from the exit of Acme, compared to net realized gains of $0.2 million during the prior year period related to exit of Roanoke Industries Corp.

Net Realized Loss on Other

During the three months ended June 30, 2016, we recorded a net realized loss on other of $75 due to the expiration of our interest rate cap agreement.

Net Unrealized Appreciation (Depreciation) of Investments

During the three months ended June 30, 2016, we recorded net unrealized depreciation of investments of $0.9 million. The realized gain (loss) and unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2016, were as follows:

	Three Months Ended June 30, 2016
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Galaxy Tool Holding Corporation	$—	$7,819	$—	$7,819
Head Country, Inc.	—	5,082	—	5,082
Jackrabbit, Inc.	—	2,891	—	2,891
Brunswick Bowling Products, Inc.	—	2,279	—	2,279
Logo Sportswear, Inc.	—	1,909	—	1,909
Country Club Enterprises, LLC	—	1,406	—	1,406
Nth Degree, Inc.	—	1,403	—	1,403
Mitchell Rubber Products, Inc.	—	1,326	—	1,326
Counsel Press, Inc.	—	1,299	—	1,299
Behrens Manufacturing, LLC	—	1,297	—	1,297
Drew Foam Company, Inc.	—	1,239	—	1,239
B-Dry, LLC	—	1,186	—	1,186
Schylling, Inc.	—	1,169	—	1,169
Frontier Packaging, Inc.	—	1,119	—	1,119
Ginsey Home Solutions, Inc.	—	1,002	—	1,002
GI Plastek, Inc.	—	247	—	247
Channel Technologies Group, LLC	—	(257)	—	(257)
Meridian Rack & Pinion, Inc.	—	(530)	—	(530)
B+T Group Acquisition, Inc.	—	(770)	—	(770)
Cambridge Sound Management, Inc.	—	(1,028)	—	(1,028)
D.P.M.S., Inc.	—	(1,154)	—	(1,154)
Old World Christmas, Inc.	—	(1,610)	—	(1,610)
Tread Corporation	—	(1,708)	—	(1,708)
Precision Southeast, Inc.	—	(2,240)	—	(2,240)
Acme Cryogenics, Inc.	18,806	—	(21,216)	(2,410)
SOG Specialty Knives & Tools, LLC	—	(3,416)	—	(3,416)
Other, net (<$250 Net)	(171)	343	—	172

Total	$18,635	$20,303	$(21,216)	$17,722

The primary driver of net unrealized depreciation of $0.9 million for the three months ended June 30, 2016, was the reversal of $21.2 million of previously recorded unrealized appreciation on our investment in Acme upon exit. This decrease was partially offset by unrealized appreciation resulting from an increase in performance of several of our portfolio companies.

During the three months ended June 30, 2015, we recorded net unrealized appreciation on investments of $3.2 million. The realized gain (loss) and unrealized appreciation (depreciation) across our investments for the three months ended June 30, 2015, were as follows:

	Three Months Ended June 30, 2015
Portfolio Company	Realized Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Funko, LLC	$—	$6,213	$—	$6,213
Cambridge Sound Management, Inc.	—	3,982	—	3,982
Frontier Packaging, Inc	—	3,484	—	3,484
Acme Cryogenics, Inc.	—	2,550	—	2,550
D.P.M.S., Inc.	—	2,470	—	2,470
Mathey Investments, Inc.	—	1,703	—	1,703
Precision Southeast, Inc.	—	1,668	—	1,668
Tread Corporation	—	1,520	—	1,520
Logo Sportswear, Inc.	—	1,204	—	1,204
SBS Industries, LLC	—	829	—	829
Behrens Manufacturing, LLC	—	672	—	672
Roanoke Industries Corp.	215	—	(110)	105
Head Country, Inc.	—	(155)	—	(155)
Quench Holdings Corp.	—	(197)	—	(197)
Drew Foam Company, Inc.	—	(323)	—	(323)
Ginsey Home Solutions, Inc.	—	(968)	—	(968)
Meridian Rack & Pinion, Inc.	—	(1,239)	—	(1,239)
Alloy Die Casting Co.	—	(1,360)	—	(1,360)
Counsel Press, Inc.	—	(1,432)	—	(1,432)
Country Club Enterprises, LLC	—	(1,437)	—	(1,437)
SOG Specialty Knives & Tools, LLC	—	(2,085)	—	(2,085)
Edge Adhesives Holdings, Inc.	—	(2,114)	—	(2,114)
Jackrabbit, Inc.	—	(2,776)	—	(2,776)
Old World Christmas, Inc.	—	(4,205)	—	(4,205)
B+T Group Acquisition, Inc.	—	(4,541)	—	(4,541)
Other, net (<$250 Net)	(16)	(156)	—	(172)

Total	$199	$3,307	$(110)	$3,396

The primary driver of net unrealized appreciation of $3.2 million for the three months ended June 30, 2015, was an improvement in the performance of certain portfolio companies and an increase in comparable multiples used to estimate the fair value of our investments, which more than offset the decreased performance of several of our portfolio companies.

Across our entire investment portfolio, we recorded $0.3 million of net unrealized depreciation on our debt positions and $0.6 million of net unrealized depreciation on our equity holdings for the three months ended June 30, 2016. At June 30, 2016, the fair value of our investment portfolio was less than our cost basis by $31.4 million, as compared to $30.5 million at March 31, 2016, representing net unrealized depreciation of $0.9 million for the three months ended June 30, 2016. Our entire portfolio had a fair value of 94.0% of cost as of June 30, 2016.

Net Unrealized Appreciation on Other

During the three months ended June 30, 2016, we recorded net unrealized appreciation on other of $75 due to the reversal of previously recorded depreciation upon the expiration of our interest rate cap agreement. There was no net unrealized appreciation or depreciation on other for the three months ended June 30, 2015.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Net cash provided by operating activities for the three months ended June 30, 2016, was $21.9 million, as compared to net cash used in operating activities of $6.1 million for the three months ended June 30, 2015. This change was primarily due to increased investment repayments and net proceeds from sales of investments, which more than offset the increase in cash paid for the purchase of investments period over period. Purchases of investments were $29.0 million during the three months ended June 30, 2016 compared to $17.3 million during the three months ended June 30, 2015. Repayments and proceeds from the sale of investments totaled $42.9 million during the three months ended June 30, 2016 compared to $5.5 million during the three months ended June 30, 2015.

As of June 30, 2016, we had equity investments in or loans to 36 portfolio companies with an aggregate cost basis of $522.4 million. As of June 30, 2015, we had equity investments in or loans to 34 portfolio companies with an aggregate cost basis of $517.3 million. The following table summarizes our total portfolio investment activity during the three months ended June 30, 2016 and 2015:

	Three Months Ended June 30,
	2016	2015
Beginning investment portfolio, at fair value	$487,656	$466,053
New investments	25,500	16,251
Disbursements to existing portfolio companies	3,476	1,075
Scheduled principal repayments	—	(1,650)
Unscheduled principal repayments	(15,411)	(3,583)
Net proceeds from sales of investments	(27,531)	(315)
Net realized gain on investments	18,204	215
Net unrealized appreciation of investments	20,303	3,307
Reversal of net unrealized appreciation of investments	(21,216)	(110)

Ending investment portfolio, at fair value	$490,981	$481,243

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of June 30, 2016:

		Amount
For the remaining nine months ending March 31:	2017	$22,160
For the fiscal years ending March 31:	2018	76,326
	2019	81,681
	2020	101,108
	2021	75,515
	Thereafter	18,600

	Total contractual repayments	$375,390
	Investments in equity securities	146,973

	Total cost basis of investments held as of June 30, 2016:	$522,363

Financing Activities

Net cash used in financing activities for the three months ended June 30, 2016, was $21.2 million, which consisted primarily of $15.4 million of net repayments on our Credit Facility and $5.7 million in distributions to common stockholders. Net cash provided by financing activities for the three months ended June 30, 2015, was $7.3 million, which consisted primarily of $38.5 million of proceeds from the issuance of our Series C Term Preferred Stock in May 2015, net of total deferred financing and offering costs, and $3.4 million of net proceeds from the issuance of common shares in April 2015, partially offset by $29.1 million of net repayments on our Credit Facility and $5.7 million in distributions to common stockholders.

Distributions and Dividends to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate level federal income tax on the income we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90% of our ordinary income plus the excess of our net short-term capital gains over net long-term capital losses (“Investment Company Taxable Income”). Additionally, our Credit Facility generally restricts the amount of distributions to stockholders that we can pay out to be no greater than the sum of certain amounts, including, but not limited to, our net investment income, plus net capital gains, plus amounts elected by the Company to be considered as having been paid during the prior fiscal year in accordance with Section 855(a) of the Code. In accordance with these requirements, our Board of Directors declared and we paid monthly cash distributions of $0.0625 per common share for each of the three months, April, May, and June 2016. Our Board of Directors declared these distributions based on estimates of Investment Company Taxable Income for the fiscal year ending March 31, 2017.

For federal income tax purposes, we determine the tax characterization of our common distributions as of the end of our fiscal year based upon our taxable income for the full fiscal year and distributions paid during the full fiscal year. The characterization of the common stockholder distributions declared and paid for the year ending March 31, 2017 will be determined after the 2017 fiscal year end based upon our taxable income for the full year and distributions paid during the full year. Such a characterization made on a quarterly basis may not be representative of the actual full year characterization.

For the year ended March 31, 2016, distributions to common stockholders totaled $22.7 million and were less than our taxable income for the same year, when also considering prior spillover amounts under Section 855(a) of the Code. At March 31, 2016, we elected to treat $6.9 million of the first distributions paid after fiscal year-end as having been paid in the prior fiscal year, in accordance with Section 855(a) of the Code. In addition, we recorded a $1.7 million adjustment for estimated permanent book-tax differences, which decreased Capital in excess of par value and Accumulated net realized loss and increased Net investment income in excess of distributions as of March 31, 2016. As of June 30, 2016, we recorded a $0.1 million adjustment for estimated permanent book-tax differences, which decreased Capital in excess of par value, and increased Accumulated net realized gain (loss) and Net investment income in excess of distributions.

Preferred Stock Dividends

Our Board of Directors declared and we paid monthly cash dividends of $0.1484375 per share to holders of our Series A Term Preferred Stock, $0.140625 per share to holders of our Series B Term Preferred Stock, and $0.135417 per share to holders of our Series C Term Preferred Stock for each of the three months, April, May, and June 2016. In accordance with GAAP, we treat these monthly dividends as an operating expense. For federal income tax purposes, the dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

Dividend Reinvestment Plan

Our common stockholders who hold their shares through our transfer agent, Computershare, have the option to participate in a dividend reinvestment plan offered by Computershare. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash distributions automatically reinvested in additional shares of our common stock. Common stockholders who do not so elect will receive their distributions in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the date on which the shares are credited to the common stockholder’s account. Our plan agent purchases shares in the open market in connection with the obligations under the plan. The Computershare dividend reinvestment plan is not open to our preferred stock stockholders.

Equity

Registration Statement

On June 16, 2015, we filed a registration statement on Form N-2 (File No. 333-204996) with the SEC and subsequently filed a Pre-Effective Amendment No. 1 to the registration statement on July 28, 2015, which the SEC declared effective on July 29, 2015. On June 8, 2016, we filed Post-Effective Amendment No. 1 to the registration statement, which the SEC declared effective on July 28, 2016. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common or preferred stock, including through concurrent, separate offerings of such securities. No securities have been issued to date under the registration statement.

Common Stock

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the timing or terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. When our common stock is trading at a price below NAV per share, as it has predominantly since September 30, 2008, the 1940 Act places regulatory constraints on our ability to obtain additional capital by issuing common stock. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our NAV per common share, other than to our then existing common stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors, and meeting other stated requirements. On September 16, 2016, the closing market price of our common stock was $8.77 per share, representing a 10.9% discount to our NAV of $9.84 per share as of June 30, 2016. To the extent that our common stock continues to trade at a market price below our NAV per common share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder approval or through a rights offering to existing common stockholders. At our 2015 Annual Meeting of Stockholders held on August 6, 2015, our stockholders approved a proposal authorizing us to issue and sell shares of our common stock at a price below our then current NAV per common share for a period of one year from the date of such approval, provided that our Board of Directors makes certain determinations prior to any such sale. At our 2016 Annual Meeting of Stockholders, which took place on August 4, 2016, we again asked our stockholders to vote in favor of a similar proposal for the fiscal year ending March 31, 2017, which was approved on such date.

Term Preferred Stock

Pursuant to our prior registration statement on Form N-2 (File No. 333-160720), in March 2012, we completed an offering of 1,600,000 shares of our Series A Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $40.0 million, and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $38.0 million, a portion of which was used to repay borrowings under our Credit Facility, with the remaining proceeds being held to make additional investments and for general corporate purposes. We incurred $2.0 million in total offering costs related to the offering, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending February 28, 2017, the mandatory redemption date.

Our Series A Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to $2.9 million per year). We are required to redeem all of the outstanding Series A Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, up to the date of redemption. Our Series A Term Preferred Stock is not convertible into our common stock or any other security. In addition, three other potential redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of the outstanding Series A Term Preferred Stock; (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of the outstanding Series A Term Preferred Stock or otherwise cure the ratio redemption trigger and (3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of our Series A Term Preferred Stock.

Pursuant to our prior registration statement on Form N-2 (Registration No. 333-181879), in November 2014, we completed a public offering of 1,656,000 shares of our Series B Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $41.4 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $39.7 million. We incurred $1.7 million in total offering costs related to this offering, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending December 31, 2021, the mandatory redemption date.

Our Series B Term Preferred Stock is not convertible into our common stock or any other security. Our Series B Term Preferred Stock provides for a fixed dividend equal to 6.75% per year, payable monthly (which equates to $2.8 million per year). We are required to redeem all shares of our outstanding Series B Term Preferred Stock on December 31, 2021, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, up to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series B Term Preferred Stock, and (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of our outstanding Series B Term Preferred Stock or otherwise cure the ratio redemption trigger. We may also voluntarily redeem all or a portion of our Series B Term Preferred Stock at our sole option at the redemption price in order to have an asset coverage ratio of up to and including 215.0% and at any time on or after December 31, 2017.

Also, pursuant to our prior registration statement on Form N-2 (Registration No. 333-181879), in May 2015, we completed a public offering of 1,610,000 shares of our Series C Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $40.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $38.6 million. We incurred $1.6 million in total offering costs related to this offering, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending May 31, 2022, the mandatory redemption date.

Our Series C Term Preferred Stock is not convertible into our common stock or any other security. Our Series C Term Preferred Stock provides for a fixed dividend equal to 6.50% per year, payable monthly (which equates to $2.6 million per year). We are required to redeem all shares of our outstanding Series C Term Preferred Stock on May 31, 2022, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, up to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series C Term Preferred Stock, and (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of our outstanding Series C Term Preferred Stock or otherwise cure the ratio redemption trigger. We may also voluntarily redeem all or a portion of our Series C Term Preferred Stock at our sole option at the redemption price in order to have an asset coverage ratio of up to and including 215.0% and at any time on or after May 31, 2018.

Each series of our mandatorily redeemable preferred stock has a preference over our common stock with respect to dividends, whereby no distributions are payable on our common stock unless the stated dividends, including any accrued and unpaid dividends, on the mandatorily redeemable preferred stock have been paid in full. The Series A, B, and C Term Preferred Stock are considered liabilities in accordance with GAAP and, as such, affect our asset coverage, exposing us to additional leverage risks. The asset coverage on our senior securities that are stock (our Series A, B, and C Term Preferred Stock) as of June 30, 2016 was 239.7%, calculated pursuant to Sections 18 and 61 of the 1940 Act.

Revolving Credit Facility

On June 26, 2014, we, through our wholly-owned subsidiary, Business Investment, entered into Amendment No. 1 to our Fifth Amended and Restated Credit Agreement originally entered into on April 30, 2013 with KeyBank National Association (“KeyBank”), administrative agent, lead arranger and a lender; other lenders; and the Adviser, as servicer, to extend the revolving period and reduce the interest rate of our revolving line of credit. The revolving period was extended to June 26, 2017, and if not renewed or extended by June 26, 2017, all principal and interest will be due and payable on or before June 26, 2019. Subject to certain terms and conditions, our Credit Facility can be expanded by up to $145.0 million, to a total facility amount of $250.0 million, through additional commitments of existing or new committed lenders. Advances under our Credit Facility generally bear interest at 30-day LIBOR, plus 3.25% per annum, and our Credit Facility includes an unused fee of 0.50% on undrawn amounts. Once the revolving period ends, the interest rate margin increases to 3.75% for the period from June 26, 2017 to June 26, 2018, and further increases to 4.25% through maturity. We incurred fees of $0.4 million in connection with this amendment.

On September 19, 2014, we further increased our borrowing capacity under our Credit Facility from $105.0 million to $185.0 million by entering into Joinder Agreements pursuant to our Credit Facility, by and among Business Investment, KeyBank, the Adviser and other lenders. We incurred fees of $1.3 million in connection with this expansion.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank. KeyBank is also the trustee of the account and generally remits the collected funds to us once a month.

Among other things, our Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The Credit Facility generally also limits distributions to be no greater than the sum of certain amounts, including, but not limited to, our net investment income, plus net capital gains, plus amounts elected by the Company to be considered as having been paid during the prior fiscal year in accordance with Section 855(a) of the Code. Business Investment is also subject to certain limitations on the type of loan investments it can make, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage, and lien property. Our Credit Facility also requires Business Investment to comply with other financial and operational covenants, which obligate it to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth of $170.0 million plus 50.0% of all equity and subordinated debt raised minus any equity or subordinated debt redeemed or retired after June 26, 2014, which equates to $224.9 million as of June 30, 2016, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2016, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $415.6 million, an asset coverage ratio with respect to senior securities representing indebtedness of 574.4%, calculated in compliance with the requirements of Sections 18 and 61 of the 1940 Act, and an active status as a BDC and RIC. Our Credit Facility requires a minimum of 12 obligors in the borrowing base and, as of June 30, 2016, we had 29 obligors in the borrowing base. As of June 30, 2016, we were in compliance with all covenants under our Credit Facility.

Pursuant to the terms of our Credit Facility, in July 2013, we entered into an interest rate cap agreement, effective October 2013, for a notional amount of $45.0 million. The interest rate cap agreement, which expired in April 2016, effectively limited the interest rate on a portion of the borrowings pursuant to the terms of our Credit Facility. We incurrent a premium of $75 in conjunction with this agreement, which was recorded within Net realized loss on other in our accompanying Consolidated Statements of Operations for the three months ended June 30, 2016 upon the expiration of the agreement.

OFF-BALANCE SHEET ARRANGEMENTS

Unlike PIK income, we generally recognize success fees as income when the payment has been received. As a result, as of June 30, 2016, we had off-balance sheet success fee receivables of $29.9 million (or $0.99 per common share) on our accruing debt investments that would be owed to us based on our current portfolio if fully paid off. Consistent with GAAP, we have not recognized success fee receivables and related income in our Consolidated Financial Statements until earned. Due to the contingent nature of our success fees, there are no guarantees that we will be able to collect any or all of these success fees or know the timing of such collections.

CONTRACTUAL OBLIGATIONS

We have lines of credit and other uncalled capital commitments to certain of our portfolio companies that have not been fully drawn. Since these lines of credit and uncalled capital commitments have expiration dates and we expect many will never be fully drawn, the total line of credit and other uncalled capital commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit and other uncalled capital commitments as of June 30, 2016 to be immaterial.

In addition to the lines of credit and other uncalled capital commitments to our portfolio companies, we have also extended certain guaranties on behalf of one of our portfolio companies, whereby we have guaranteed an aggregate of $2.2 million of obligations of Country Club Enterprises, LLC (“CCE”). As of June 30, 2016, we have not been required to make any payments on any of the guaranties, and we consider the credit risks to be remote and the fair value of the guaranties to be immaterial.

The following table shows our contractual obligations as of June 30, 2016, at cost:

	Payments Due by Period
Contractual Obligations (A)	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Credit Facility (B)	$79,600	$—	$79,600	$—	$—
Mandatorily redeemable preferred stock	121,650	40,000	—	—	81,650
Secured borrowing	5,096	—	—	5,096	—
Interest payments on obligations (C)	45,430	11,306	18,726	11,535	3,863

Total	$251,776	$51,306	$98,326	$16,631	$85,513

(A)	Excludes unused line of credit commitments, uncalled capital commitments and guaranties to our portfolio companies in the aggregate principal amount of $9.1 million.
(B)	Principal balance of borrowings outstanding under our Credit Facility, based on the maturity date following the current contractual revolver period end date due to the revolving nature of the facility.
(C)	Includes interest payments due on our Credit Facility, secured borrowing, and dividend obligations on each series of our mandatorily redeemable term preferred stock. The amount of interest expense calculated for purposes of this table was based upon rates and outstanding balances as of June 30, 2016. Dividend payments on our mandatorily redeemable term preferred stock assume quarterly declarations and monthly dividend payments through the date of mandatory redemption of each series.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified the Policy (which has been approved by our Board of Directors) as our most critical accounting policy, which is described in Note 2 — Summary of Significant Accounting Policies in the accompanying notes to our Consolidated Financial Statements included elsewhere in this prospectus supplement. Additionally, refer to Note 3 — Investments in the accompanying notes to our Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding fair value measurements and our application of Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 820, “ Fair Value Measurements and Disclosures” (“ASC 820”). We have also identified our revenue recognition policy as a critical accounting policy, which is described in Note 2 —Summary of Significant Accounting Policies in the accompanying notes to our Consolidated Financial Statements included elsewhere in this prospectus supplement.

Investment Valuation

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, used as inputs in our valuation techniques. Generally, we, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For loans that have been rated by a SEC registered Nationally Recognized Statistical Rating Organization (“NRSRO”), the Adviser generally uses the average of two corporate level NRSRO’s risk ratings for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

The following table reflects risk ratings for all loans in our portfolio as of June 30, 2016 and March 31, 2016:

Rating	June 30, 2016	March 31, 2016
Highest	9.0	10.0
Average	6.0	6.0
Weighted Average	6.3	6.2
Lowest	3.0	3.0

Tax Status

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains we distribute to our stockholders. To maintain our qualification as a RIC, we must meet certain source-of-income and asset diversification requirements. In addition, in order to qualify to be taxed as a RIC, we must distribute to stockholders at least 90.0% of our Investment Company Taxable Income. Our policy generally is to make distributions to our stockholders in an amount up to 100.0% of our Investment Company Taxable Income.

In an effort to limit certain federal excise taxes imposed on RICs, we currently intend to distribute to our stockholders, during each calendar year, an amount at least equal to the sum of: (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains in excess of capital losses from preceding years that were not distributed during such years. Under the RIC Modernization Act, we are permitted to carryforward capital losses incurred in taxable years beginning after March 31, 2011, for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the Treasury regulations applicable to pre-enactment capital loss carryforwards. Our capital loss carryforward balance was $0 and $13.6 million as of June 30, 2016 and March 31, 2016.

Recent Accounting Pronouncements

See Note 2 — Summary of Significant Accounting Policies in the accompanying notes to our Consolidated Financial Statements included elsewhere in this prospectus supplement for a description of recent accounting pronouncements.

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operation or cash flows. See also Note 10 — Commitments and Contingencies.

DESCRIPTION OF THE SERIES D TERM PREFERRED STOCK

The following is a brief description of the terms of our 6.25% Series D Cumulative Term Preferred Stock due 2023. This is not a complete description and is subject to, and entirely qualified by reference to, our Amended and Restated Certificate of Incorporation and the Certificate of Designation. The form of the Certificate of Designation is attached to this prospectus supplement, and the final form of the Certificate of Designation will be filed with the SEC as an exhibit to our registration statement of which this prospectus supplement and the accompanying prospectus are a part. You may obtain copies of these documents as described under “Where You Can Find More Information.” Capitalized terms used, but not defined herein, have the meanings attributed to them in the Certificate of Designation.

General

Under our Amended and Restated Certificate of Incorporation, we are authorized to issue 110,000,000 shares of stock, of which 100,000,000 are Common Stock and 10,000,000 are Preferred Stock. In February 2012, we designated 1,610,000 shares of Preferred Stock as Series A Term Preferred Stock and issued 1,600,000 of those shares. In October and November 2014, our Board took action to approve designation of 2,000,000 shares of Preferred Stock as Series B Term Preferred Stock and we issued 1,656,000 of those shares. In April 2015, our Board of Directors designated 1,700,000 shares of Preferred Stock as Series C Term Preferred Stock and we issued 1,610,000 shares of Preferred Stock as Series C Term Preferred Stock. In August 2015, our Board of Directors amended the certificates of designation of the Series A Term Preferred Stock and Series B Term Preferred Stock to decrease the number of shares of Preferred Stock designated as Series A Term Preferred Stock to 1,600,000 and decrease the number of shares of Preferred Stock designated as Series B Preferred Stock to 1,656,000. In July 2016, our Board of Directors approved the designation of 3,000,000 shares of Preferred Stock as Series D Term Preferred Stock. Terms of the Series D Term Preferred Stock are set forth in the Certificate of Designation.

At the time of issuance, the Series D Term Preferred Stock will be fully paid and non-assessable and will have no preemptive, conversion, or exchange rights or rights to cumulative voting. The Series D Term Preferred Stock will rank on parity with shares of all our other Preferred Stock currently outstanding and that we may issue in the future as to payment of dividends and the distribution of our assets upon dissolution, liquidation or winding up of our affairs. The Series D Term Preferred Stock is, and all other Preferred Stock that is currently outstanding and that we may issue in the future will have preference with respect to payment of dividends and distributions to the Common Stock. We may issue additional series of Preferred Stock in the future without stockholder action.

Except in certain limited circumstances, holders of the Series D Term Preferred Stock will not receive certificates representing their ownership interest in such shares, and the shares of Series D Term Preferred Stock will be represented by a global certificate to be held by The Depository Trust Company, or the Securities Depository, for the Series D Term Preferred Stock.

Dividends and Dividend Periods

General

The holders of the Series D Term Preferred Stock will be entitled to receive cumulative cash dividends and distributions on such shares, when, as and if declared by our Board of Directors or a duly authorized committee of our Board of Directors out of funds legally available for payment, in parity with dividends and distributions to holders of the Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock and in preference to dividends and distributions on Common Stock, calculated separately for each monthly dividend period, each a Dividend Period, for the Series D Term Preferred Stock at the Fixed Dividend Rate in effect during such Dividend Period, on an amount equal to the Liquidation Preference for the Series D Term Preferred Stock. The Fixed Dividend Rate is computed on the basis of a 360-day year consisting of twelve 30-day months.

Dividends so declared and payable will be paid to the extent permitted under state law and our Amended and Restated Certificate of Incorporation and in preference to and priority over any dividend declared and payable on Common Stock.

Fixed Dividend Rate

The Fixed Dividend Rate is an annual rate of 6.25% for the Series D Term Preferred Stock. The Fixed Dividend Rate for the Series D Term Preferred Stock may be adjusted in certain circumstances, including upon the occurrence of certain events resulting in a Default Period (as defined below).

Payment of Dividends and Dividend Periods

The first Dividend Period for the Series D Term Preferred Stock will commence on the Date of Original Issue and end on and include October 31, 2016, and each subsequent Dividend Period will be a calendar month (or the portion thereof occurring prior to the redemption of such Series D Term Preferred Stock). Dividends will be payable monthly in arrears on the last Business Day of the Dividend Period, referred to herein as the Dividend Payment Date, and upon redemption of the Series D Term Preferred Stock. Except for the first Dividend Period, dividends with respect to any monthly Dividend Period will be declared and paid to holders of record of Series D Term Preferred Stock as their names shall appear on our registration books at the close of business on the applicable record date, which shall be such date designated by our Board of Directors that is not more than 20, nor less than seven, calendar days prior to such Dividend Payment Date. We expect that dividends with respect to the first Dividend Period of the Series D Term Preferred Stock will be declared on October 11, 2016 and paid on October 31, 2016 to holders of record of such Series D Term Preferred Stock as their names appear on our registration books at the close of business on October 21, 2016.

Only holders of Series D Term Preferred Stock on the record date for a Dividend Period will be entitled to receive dividends and distributions payable with respect to such Dividend Period, and holders of Series D Term Preferred Stock who sell shares before such a record date and purchasers of Series D Term Preferred Stock who purchase shares after such a record date should take the effect of the foregoing provisions into account in evaluating the price to be received or paid for such Series D Term Preferred Stock.

Although dividends will accrue and be paid monthly, the record date for holders of Series D Term Preferred Stock entitled to receive dividend payments may vary from month-to-month. We will notify holders of the Series D Term Preferred Stock of each record date by issuance of a quarterly press release.

Mechanics of Payment of Dividends

Not later than 12:00 noon, New York City time, on a Dividend Payment Date, we are required to deposit with the Redemption and Paying Agent sufficient funds for the payment of dividends in the form of Deposit Securities. Deposit Securities will generally consist of: (1) cash or cash equivalents; (2) direct obligations of the United States or its agencies or instrumentalities that are entitled to the full faith and credit of the United States, which we refer to as the U.S. Government Obligations; (3) short-term money market instruments; (4) investments in money market funds registered under the 1940 Act that qualify under Rule 2a-7 under the 1940 Act, and certain similar investment vehicles that invest principally in short-term money market instruments or U.S. Government Obligations or any combination thereof; or (5) any letter of credit from a bank or other financial institution that has a credit rating from at least one national recognized statistical rating agency that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions, in each case either that is a demand obligation payable to the holder on any Business Day or that has a maturity date, mandatory redemption date or mandatory payment date preceding the relevant date of redemption, or the Redemption Date, Dividend Payment Date or other payment date. We do not intend to establish any reserves for the payment of dividends.

All Deposit Securities paid to the Redemption and Payment Agent for the payment of dividends will be held in trust for the payment of such dividends to the holders of Series D Term Preferred Stock. Dividends will be paid by the Redemption and Paying Agent to the holders of Series D Term Preferred Stock as their names appear on our registration books. Dividends that are in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date. Such payments are made to holders of Series D Term Preferred Stock as their names appear on our registration books on such date, not exceeding 20 nor less than seven calendar days preceding the payment date thereof, as may be fixed by our Board of Directors. Any payment of dividends in arrears will first be credited against the earliest accumulated but unpaid dividends. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on any Series D Term Preferred Stock which may be in arrears. See “— Adjustment to Fixed Dividend Rate—Default Period.”

Upon failure to pay dividends for at least two full years, the holders of Series D Term Preferred Stock will acquire certain additional voting rights. See “— Voting Rights” below. Such rights shall be the exclusive remedy of the holders of Series D Term Preferred Stock upon any failure to pay dividends on Preferred Stock; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the Certificate of Designation, pay dividends at the Default Rate (as defined below).

Adjustment to Fixed Dividend Rate — Default Period

Subject to the cure provisions below, a Default Period with respect to the Series D Term Preferred Stock will commence on a date we fail to deposit the Deposit Securities to redeem the Series D Term Preferred Stock in any circumstance in which redemption is required or we fail to pay a dividend on the Series D Term Preferred Stock as required as described above (either such failure, a Default). A Default Period shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid redemption price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of a Default, the applicable dividend rate for each day during the Default Period will be equal to the Default Rate. The Default Rate for any calendar day will be equal to the applicable Fixed Dividend Rate in effect on such day plus three percent (3.0%) per annum.

No Default Period with respect to a Default will be deemed to commence if the amount of any dividend or any redemption price due (if such Default is not solely due to our willful failure) is deposited irrevocably in trust, in same-day funds with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than five Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

Restrictions on Dividend, Redemption, Other Payments and Issuance of Debt

No full dividends and distributions will be declared or paid on Series D Term Preferred Stock for any Dividend Period, or a part of a Dividend Period, unless the full cumulative dividends and distributions due through the most recent dividend payment dates for all outstanding shares of Preferred Stock have been, or contemporaneously are, declared and paid through the most recent dividend payment dates for each share of Preferred Stock. If full cumulative dividends and distributions due have not been paid on all outstanding shares of Preferred Stock of any series, any dividends and distributions being declared and paid on Series D Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on the shares of each such series of Preferred Stock on the relevant dividend payment date. No holders of Series D Term Preferred Stock will be entitled to any dividends and distributions in excess of full cumulative dividends and distributions as provided in the Certificate of Designation.

For so long as any shares of Preferred Stock are outstanding, we will not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in Common Stock) in respect of the Common Stock; (y) call for redemption, redeem, purchase or otherwise acquire for consideration any such Common Stock; or (z) pay any proceeds of our liquidation in respect of such Common Stock, unless, in each case, (A) immediately thereafter, we will be in compliance with the 200% Asset Coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions of shares of all series of Series D Term Preferred Stock and all other series of Preferred Stock, if any, ranking on parity with the Series D Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and sufficient funds or Deposit Securities as permitted by the terms of such Preferred Stock for the payment thereof shall have been deposited irrevocably with the applicable paying agent) and (C) we have deposited Deposit Securities with the Redemption and Paying Agent in accordance with the requirements described herein with respect to outstanding Preferred Stock of any series to be redeemed pursuant to a Term Redemption (as defined below), or a mandatory redemption resulting from the failure to comply with the Asset Coverage or due to a Change of Control Triggering Event as described below for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms described herein on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

Except as required by law, we will not redeem any shares of Series D Term Preferred Stock unless all accumulated and unpaid dividends and distributions (whether or not earned or declared by us) on all outstanding shares of Series D Term Preferred Stock and other current or future series of Preferred Stock ranking on parity with the Series D Term Preferred Stock with respect to dividends and distributions for all applicable past dividend periods including the Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock (x) will have been or are contemporaneously paid or (y) will have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions will have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent; provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of Series D Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of Series D Term Preferred Stock and any other series of Preferred Stock, such as the Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock, for which all accumulated and unpaid dividends and distributions have not been paid.

We may issue debt in one or more classes or series. Under the 1940 Act, we may not (1) declare any dividend with respect to any Preferred Stock if, at the time of such declaration (and after giving effect thereto), the Asset Coverage with respect to any of our borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum Asset Coverage for senior securities representing indebtedness of a business development company as a condition of declaring dividends on its Preferred Stock) or (2) declare any other distribution on the Preferred Stock or purchase or redeem Preferred Stock if at the time of the declaration or redemption (and after giving effect thereto), the Asset Coverage with respect to such borrowings that are senior securities representing indebtedness would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum Asset Coverage for senior securities representing indebtedness of a business development company as a condition of declaring distributions, purchases or redemptions of its shares). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of capital stock) and evidencing indebtedness and could include our obligations under any borrowings. For purposes of determining the Asset Coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term senior security does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term senior security also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of our total assets at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 calendar days and is not extended or renewed; otherwise, such loan is presumed not to be for temporary purposes. For purposes of determining whether the 200% statutory Asset Coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Stock, such Asset Coverage may be calculated on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of the applicable determination.

Asset Coverage

If we fail to maintain Asset Coverage of at least 200% as of as of any date as required by Sections 18 and 61 of the 1940 Act under the circumstances described below, the Series D Term Preferred Stock may become subject to mandatory redemption as provided below. “Asset Coverage” means asset coverage of a class of senior security which is a stock, for purposes of Sections 18 and 61 of the 1940 Act as in effect on the date of the Certificate of Designation, determined on the basis of values calculated as of a time within two Business Days next preceding the time of such determination. For purposes of this determination, no shares of Series D Term Preferred Stock or other Preferred Stock we have issued will be deemed to be outstanding for purposes of the computation of Asset Coverage if, prior to or concurrently with such determination, either sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) will have been deposited in trust with the Redemption and Paying Agent for such Preferred Stock and the requisite notice of redemption for such Preferred Stock (or the portion thereof to be redeemed) will have been given or sufficient Deposit Securities or other sufficient funds (in accordance with the terms of such Preferred Stock) to pay the full redemption price for such Preferred Stock (or the portion thereof to be redeemed) will have been segregated by us and our custodian, or the Custodian, from our assets, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures. In such event, the Deposit Securities or other sufficient funds so deposited or segregated will not be included as our assets for purposes of the computation of Asset Coverage.

Redemption

Mandatory Term Redemption

We are required to provide for the mandatory redemption, or the Term Redemption, of all of the Series D Term Preferred Stock on the Mandatory Term Redemption Date, at a redemption price equal to the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared but excluding interest thereon) up to, but excluding, the Mandatory Term Redemption Date, which we refer to as the Term Redemption Price.

Mandatory Redemption for Asset Coverage

If we fail to have Asset Coverage of at least 200% as of the time of declaration of dividends or other distributions on the Company’s common stock (other than dividends payable in shares of common stock), after deducting the amount of such dividend or other distribution, as of the time of purchase of the Company’s common stock or issuance of any senior security as defined in the 1940 Act, and such failure is not cured as of the close of business on the Asset Coverage Cure Date, we will fix a redemption date and proceed to redeem the number of shares of Preferred Stock as described below at a price per share equal to the liquidation price per share of the applicable Preferred Stock, which in the case of the Series D Term Preferred Stock we refer to as the Mandatory Redemption Price and is equal to the Liquidation Preference, plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared but excluding interest thereon) up to, but excluding, the date fixed for redemption by our Board of Directors. We will redeem out of funds legally available the number of shares of Preferred Stock (which may include at our sole option any number or proportion of Preferred Stock) equal to the lesser of (i) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in us having Asset Coverage of at least

200% and (ii) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available in accordance with our Amended and Restated Certificate of Incorporation and applicable law, provided further, that in connection with any such redemption for failure to maintain such Asset Coverage, we may redeem such additional number of shares of Preferred Stock that will result in our having an Asset Coverage of up to and including 240%. We will effect a redemption on the date fixed by us, which date will not be later than 90 calendar days after the Asset Coverage Cure Date, except that if we do not have funds legally available for the redemption of all of the required number of shares of Series D Term Preferred Stock and other shares of Preferred Stock which have been designated to be redeemed or we otherwise are unable to effect such redemption on or prior to 90 calendar days after the Asset Coverage Cure Date, we will redeem those shares of Series D Term Preferred Stock and other shares of Preferred Stock which we were unable to redeem on the earliest practicable date on which we are able to effect such redemption.

Optional Redemption

On or after September 30, 2018 (any such date, an Optional Redemption Date), at our sole option, we may redeem, from time to time, in whole or in part, outstanding Series D Term Preferred Stock, at a redemption price equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated up to, but excluding, the Optional Redemption Date (whether or not earned or declared by us, but excluding interest thereon), which we refer to as the Optional Redemption Price.

Subject to the provisions of the Certificate of Designation and applicable law, our Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series D Term Preferred Stock will be redeemed from time to time.

We may not on any date deliver a notice of redemption to redeem any shares of Series D Term Preferred Stock pursuant to the optional redemption provisions described above unless on such date we have available Deposit Securities for the Optional Redemption Date contemplated by such notice of redemption having a market value not less than the amount due to holders of shares of Series D Term Preferred Stock by reason of the redemption of such shares of Series D Term Preferred Stock on such Optional Redemption Date.

Change of Control

If a Change of Control Triggering Event (as defined below) occurs with respect to the Series D Term Preferred Stock, unless we have exercised our option to redeem such Series D Term Preferred Stock as described above, we will be required to redeem, which redemption we refer to as a Change of Control Redemption, all of the outstanding Series D Term Preferred Stock at a price equal to the Liquidation Preference, plus an amount equal to any accumulated and unpaid dividends up to, but excluding, the date of redemption, but without interest, which we refer to as the Change of Control Redemption Price, no later than three Business Days after the occurrence of any Change in Control Triggering Event. We will be obligated to do the same with respect to the Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock if a Change of Control Triggering Event occurs.

For purposes of the foregoing discussion of the Change of Control Redemption, the following definitions are applicable:

“Change of Control Triggering Event” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of our assets and the assets of the our subsidiaries, taken as a whole, to any Person, other than us or one of our subsidiaries; (2) the consummation of any transaction (including any merger or consolidation) the result of which is that any Person becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of our outstanding Voting Stock or other Voting Stock into which our Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) we consolidate with, or merge with or into, any Person, or any Person consolidates with, or merges with or into, us, in any such event pursuant to a transaction in which any of our outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of our Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to our liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control Triggering Event under clause (2) above if (i) we become a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of our Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Voting Stock” means, with respect to any specified Person that is a corporation as of any date, the capital stock of such Person that is at the time entitled to vote generally in the election of the directors of such Person.

Redemption Procedures

We will file a notice of our intention to redeem with the SEC so as to provide the 30 calendar day notice period contemplated by Rule 23c-2 under the 1940 Act, or such shorter notice period as may be permitted by the SEC or its staff.

If we shall determine or be required to redeem, in whole or in part, shares of Series D Term Preferred Stock, we will deliver a notice of redemption, or a Notice of Redemption, by overnight delivery, by first class mail, postage prepaid or by electronic means to the holders of record of such shares of Series D Term Preferred Stock to be redeemed, or request the Redemption and Paying Agent, on our behalf, to promptly do so by overnight delivery, by first class mail or by electronic means. A Notice of Redemption will be provided not more than 45 calendar days prior to the Redemption Date; provided, however, that, in the event of a Change of Control Redemption, the Notice of Redemption will, if mailed prior to the date of consummation of the Change of Control Triggering Event, state that the Change of Control Redemption is conditioned on the Change of Control Triggering Event occurring and, provided further, that if, by the date that is three Business Days prior to the date fixed for redemption in such Notice of Redemption, the Change of Control Triggering Event shall not have occurred, the Redemption Date shall be extended until a date that is no more than three Business Days after the date on which the Change of Control Triggering Event occurs. If fewer than all of the outstanding shares of Series D Term Preferred Stock are to be redeemed pursuant to either the Asset Coverage mandatory redemption provisions or the optional redemption provisions, the shares of Series D Term Preferred Stock to be redeemed will be selected either (1) pro rata among Series D Term Preferred Stock, (2) by lot or (3) in such other manner as our Board of Directors may determine to be fair and equitable. If fewer than all shares of Series D Term Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder shall also specify the number of shares of Series D Term Preferred Stock to be redeemed from such holder or the method of determining such number. We may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to the Certificate of Designation that such redemption is subject to one or more conditions precedent and that we will not be required to effect such redemption unless each such condition has been satisfied. No defect in any Notice of Redemption or delivery thereof will affect the validity of redemption proceedings except as required by applicable law.

If we give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by us), we will (i) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate market value at the time of deposit no less than the redemption price of the shares of Series D Term Preferred Stock to be redeemed on the Redemption Date and (ii) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable redemption price to the holders of shares of Series D Term Preferred Stock called for redemption on the Redemption Date. Notwithstanding the foregoing, if the applicable Redemption Date is the Mandatory Term Redemption Date, then such deposit of Deposit Securities will be made such that proceeds of any deposit shall be available at the opening of business on the Mandatory Term Redemption Date.

Upon the date of the deposit of Deposit Securities by us for purposes of redemption of shares of Series D Term Preferred Stock, all rights of the holders of Series D Term Preferred Stock so called for redemption shall cease and terminate except the right of the holders thereof to receive the Term Redemption Price, the Mandatory Redemption Price, the Optional Redemption Price or the Change of Control Redemption Price thereof, as applicable (any of the foregoing referred to in this prospectus supplement as the Redemption Price), and such shares of Series D Term Preferred Stock will no longer be deemed outstanding for any purpose whatsoever (other than the transfer thereof prior to the applicable Redemption Date and other than the accumulation of dividends on such stock in accordance with the terms of the Series D Term Preferred Stock up to, but excluding, the applicable Redemption Date). We will be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of shares of Series D Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the Redemption Date will, to the extent permitted by law, be repaid to us, after which the holders of shares of Series D Term Preferred Stock so called for redemption shall look only to us for payment of the Redemption Price. We will be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

If any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of our legally available funds in accordance with the Certificate of Incorporation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default will be deemed to have occurred if we have failed to deposit in trust with the Redemption and Paying Agent the applicable Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent has not been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series D Term Preferred Stock, dividends may be declared and paid on such shares of Series D Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Series D Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose. If the Redemption Date of either a Mandatory Term Redemption, Mandatory Asset Coverage Redemption, Optional Redemption or a Change of Control Redemption occurs after the applicable record date for a dividend but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Series D Term Preferred Stock will be payable on such Dividend Payment Date to the holders of record of such shares of Series D Term Preferred Stock at the close of business on the applicable record date, and will not be payable as part of the Redemption Price for such shares of Series D Term Preferred Stock.

We may, in our sole discretion and without a stockholder vote, modify the redemption procedures with respect to notification of redemption for the Series D Term Preferred Stock, provided that such modification does not materially and adversely affect the holders of Series D Term Preferred Stock or cause us to violate any applicable law, rule or regulation.

Liquidation Rights

In the event of any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, the holders of the Preferred Stock will be entitled to receive out of our assets available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment will be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference, plus an amount equal to all unpaid dividends and distributions accumulated to, but excluding, the date fixed for such distribution or payment (whether or not earned or declared by us, but excluding interest thereon), and such holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

If, upon any liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, our assets available for distribution among the holders of all outstanding shares of Series D Term Preferred Stock, and any other outstanding shares of Preferred Stock, if any, will be insufficient to permit the payment in full to such holders of Series D Term Preferred Stock of the Liquidation Preference, plus accumulated and unpaid dividends and distributions and the amounts due upon liquidation with respect to such other shares of Preferred Stock, then the available assets will be distributed among the holders of such Series D Term Preferred Stock and such other series of Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of our affairs whether voluntary or involuntary, unless and until the Liquidation Preference on each outstanding share of Series D Term Preferred Stock plus accumulated and unpaid dividends and distributions has been paid in full to the holders of Series D Term Preferred Stock, no dividends, distributions or other payments will be made on, and no redemption, repurchase or other acquisition by us will be made by us in respect of, the Common Stock.

Neither the sale of all or substantially all of our property or business, nor the merger, consolidation or our reorganization into or with any other business or corporation, statutory trust or other entity, nor the merger, consolidation or reorganization of any other business or corporation, statutory trust or other entity into or with us will be a dissolution, liquidation or winding up, whether voluntary or involuntary, for purposes of the provisions relating to liquidation set forth in the Certificate of Designation.

Voting Rights

Except as otherwise provided in our Amended and Restated Certificate of Incorporation, the Certificate of Designation, or as otherwise required by applicable law, each holder of Series D Term Preferred Stock will be entitled to one vote for each share of Series D Term Preferred Stock held by such holder on each matter submitted to a vote of our stockholders and the holders of outstanding shares of any Preferred Stock, including the Series D Term Preferred Stock, will vote together with holders of Common Stock as a single class. Under applicable rules of NASDAQ and Delaware law, we are currently required to hold annual meetings of stockholders.

In addition, the holders of outstanding shares of any Preferred Stock, including the Series D Term Preferred Stock, will be entitled, as a class, to the exclusion of the holders of all other securities and the Common Stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. The holders of outstanding shares of Common Stock and Preferred Stock, including Series D Term Preferred Stock, voting together as a single class, will elect the balance of our directors. Under our bylaws, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. One of the Preferred Directors was elected in 2014, and another Preferred Director was elected in 2015.

In the event we owe accumulated dividends (whether or not earned or declared) on our Preferred Stock equal to at least two full years of dividends (and sufficient cash or securities have not been deposited with a paying agent for the payment of the accumulated dividends), the number of directors constituting the board will be increased by the smallest number of directors, which we refer to as the New Preferred Directors, that when added to the Preferred Directors will constitute a majority of the Board of Directors. We will then call a special meeting of holders of the Preferred Stock to permit the election of the New Preferred Directors. The term of the New Preferred Directors will last for so long as we are in arrears on our dividends as described above. The ability of the holders of Preferred Stock to elect the New Preferred Directors will also terminate, subject to reinstatement, once we have a Dividend Payment Date on which we are no longer in arrears on our dividends to the extent described above.

Notwithstanding the foregoing, if: (1) at the close of business on any dividend payment date for dividends on any outstanding share of any Preferred Stock, including any outstanding shares of Series D Term Preferred Stock, accumulated dividends (whether or not earned or declared) on the shares of Preferred Stock, including the Series D Term Preferred Stock, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or (2) at any time holders of any shares of Preferred Stock are entitled under the 1940 Act to elect a majority of our directors (a period when either of the foregoing conditions exists, a Voting Period), then the number of members constituting our Board of Directors will automatically be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of any Preferred Stock, including the Series D Term Preferred Stock, as described above, would constitute a majority of our Board of Directors as so increased by such smallest number; and the holders of the shares of Preferred Stock, including the Series D Term Preferred Stock, will be entitled as a class on a one-vote-per-share basis, to elect such additional directors. The terms of office of the persons who are directors at the time of that election will not be affected by the election of the additional directors. If we thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Preferred Stock, including Series D Term Preferred Stock, for all past dividend periods, or the Voting Period is otherwise terminated, (1) the voting rights stated above shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described herein, and (2) the terms of office of all of the additional directors so elected will terminate automatically. Any Preferred Stock, including Series D Term Preferred Stock, issued after the date hereof will vote with Series D Term Preferred Stock as a single class on the matters described above, and the issuance of any other Preferred Stock, including Series D Term Preferred Stock, by us may reduce the voting power of the holders of Series D Term Preferred Stock.

As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described above, we will call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other person as is specified in the terms of such Preferred Stock to receive notice, (i) by mailing or delivery by electronic means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 30 calendar days after the date of the delivery by electronic means or mailing of such notice. If we fail to call such a special meeting, it may be called at our expense by any such holder on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all our other securities and classes of capital stock), will be entitled to elect the number of additional directors prescribed above on a one-vote-per-share basis.

Except as otherwise permitted by the terms of the Certificate of Designation, (a) so long as any shares of Series D Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of shares of Series D Term Preferred Stock, voting as a separate class, amend, alter or repeal the provisions of the Amended and Restated Certificate of Incorporation or the Certificate of Designation, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series D Term Preferred Stock or the holders thereof and (b) so long as any shares of Preferred Stock of a particular series are outstanding, we will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of such series of Preferred Stock, voting as a separate class, amend, alter or repeal the provisions of the Amended and Restated Certificate of Incorporation, including the certificate of designation for that series, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the such series of Preferred Stock or the holders thereof; provided, however, that (i) a change in our capitalization as described under the heading “— Issuance of Additional Preferred Stock” will not be considered to materially and adversely affect the rights and preferences of Series D Term Preferred Stock, and (ii) a division of a share of Series D Term Preferred Stock will be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the holders of Series D Term Preferred Stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Series D Term Preferred Stock of such series or the holder thereof unless such matter (i) alters or abolishes any preferential right of such share of Series D Term Preferred Stock, or (ii) creates, alters or abolishes any right in respect of redemption of such Series D Term Preferred Stock (other than as a result of a division of such Series D Term Preferred Stock).

So long as any shares of Series D Term Preferred Stock are outstanding, we will not, without the affirmative vote or consent of the holders of at least 66 2⁄3 % of the shares of Series D Term Preferred Stock outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and does not foresee becoming insolvent. No amendment, alteration or repeal of our obligation to accumulate dividends at the Dividend Rate or our obligation to pay the Term Redemption Price on the Term Redemption Date will be effected without, in each case, the prior unanimous vote or consent of the holders of Series D Term Preferred Stock.

The affirmative vote of the holders of at least a “majority of the outstanding shares of Preferred Stock,” including the shares of Series D Term Preferred Stock outstanding at the time, voting as a separate class, will be required (i) to approve us ceasing to be, or to withdraw our election as, a business development company, or (ii) to approve any plan of “reorganization” (as such term is defined in Section 2(a)(33) of the 1940 Act) adversely affecting such shares of Preferred Stock. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (a) 67% or more of such shares present at a meeting, if the holders of more than 50% of such outstanding shares are present or represented by proxy at such meeting, or (b) more than 50% of such outstanding shares, whichever is less.

For purposes of determining any rights of the holders of Series D Term Preferred Stock to vote on any matter, whether such right is created by the Certificate of Designation, by the provisions of the Amended and Restated Certificate of Incorporation, by statute or otherwise, no holder of Series D Term Preferred Stock will be entitled to vote any shares of Series D Term Preferred Stock and no share of Series D Term Preferred Stock will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such Series D Term Preferred Stock will have been given in accordance with the Certificate of Designation, and the Redemption Price for the redemption of such shares of Series D Term Preferred Stock will have been irrevocably deposited with the Redemption and Paying Agent for that purpose. No shares of Series D Term Preferred Stock held by us will have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

Unless otherwise required by law or our Amended and Restated Certificate of Incorporation, holders of Series D Term Preferred Stock will not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in the “Voting Rights” section of the Certificate of Designation. The holders of shares of Series D Term Preferred Stock will have no rights to cumulative voting. In the event that we fail to declare or pay any dividends on Series D Term Preferred Stock, the exclusive remedy of the holders will be the right to vote for additional directors as discussed above; provided that the foregoing does not affect our obligation to accumulate and, if permitted by applicable law and the Certificate of Designation, pay dividends at the Default Rate as discussed above.

Issuance of Additional Preferred Stock

So long as any shares of Series D Term Preferred Stock are outstanding, we may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of our senior securities representing stock under Section 18, as modified by Section 61, of the 1940 Act, ranking on parity with the Series D Term Preferred Stock as to payment of dividends and distribution of assets upon dissolution, liquidation or the winding up of our affairs, in addition to then outstanding shares of Series D Term Preferred Stock, including additional series of Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, in each case in accordance with applicable law, provided that we will, immediately after giving effect to the issuance of such additional Preferred Stock and to our receipt and application of the proceeds thereof, including to the redemption of Preferred Stock with such proceeds, have Asset Coverage of at least 200%.

Actions on Other than Business Days

Unless otherwise provided in the Certificate of Designation, if the date for making any payment, performing any act or exercising any right is not a Business Day, such payment will be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount will accrue for the period between such nominal date and the date of payment.

Modification

The Board of Directors, without the vote of the holders of Series D Term Preferred Stock, may interpret, supplement or amend the provisions of the Certificate of Designation or any appendix thereto to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Stock or the Common Stock.

Information Rights

During any period in which we are not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any shares of Series D Term Preferred Stock are outstanding, we will provide holders of Series D Term Preferred Stock, without cost, copies of annual reports and quarterly reports substantially similar to the reports on Form 10-K and Form 10-Q that we would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if we were subject to such provisions or, alternatively, we will voluntarily file reports on Form 10-K and Form 10-Q as if we were subject to Section 13 or 15(d) of the Exchange Act.

UNDERWRITING

Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., J.J.B. Hilliard, W.L. Lyons, LLC, Wunderlich Securities, Inc., William Blair & Company, L.L.C. and Maxim Group LLC are the underwriters of this offering. Subject to the terms and conditions of the underwriting agreement dated September 19, 2016, the underwriters have agreed to purchase severally, and we have agreed to sell to the underwriters, the number of Series D Term Preferred Stock set forth opposite their respective names below at the public offering price less the underwriting discounts and commissions on the cover page of this prospectus supplement.

Number of Shares
Underwriters
Janney Montgomery Scott LLC	650,000
Ladenburg Thalmann & Co. Inc.	500,000
J.J.B. Hilliard, W.L. Lyons, LLC	300,000
Wunderlich Securities, Inc.	300,000
William Blair & Company, L.L.C.	150,000
Maxim Group LLC	100,000

Total	2,000,000

Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc. are acting as joint book-running managers of this offering and Janney Montgomery Scott LLC is acting as representative of the underwriters named above.

The underwriting agreement provides that obligations of the underwriters to purchase the Series D Term Preferred Stock that are being offered are subject to the approval of certain legal matters by counsel to the underwriters and to certain other conditions. Each underwriter is obligated to purchase all of the Series D Term Preferred Stock set forth opposite its name in the table above if it purchases any of the Series D Term Preferred Stock.

The underwriters propose to offer some of the Series D Term Preferred Stock to the public initially at the offering price per share shown on the cover page of this prospectus supplement and may offer shares to certain dealers at such price less a concession not in excess of $0.50 per share. Investors must pay for shares purchased in this offering on or before September 26, 2016. After the public offering of the Series D Term Preferred Stock, the public offering price and concessions described above may be changed by the underwriters.

We have granted to the underwriters an option, exercisable for up to 30 days after the date of this prospectus supplement, to purchase up to 300,000 additional shares of Series D Term Preferred Stock at the same price per share as the public offering price, less the underwriting discounts shown on the cover page of this prospectus supplement. The underwriters may exercise such option only to cover overallotments in the sale of the Series D Term Preferred Stock offered by this prospectus supplement. To the extent that the underwriters exercise this option, each of the underwriters has a firm commitment, subject to certain conditions set forth in the underwriting agreement, to purchase the number of such additional shares of Series D Term Preferred Stock proportionate to such underwriter’s initial commitment indicated in the table above.

The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters by us. The amounts as shown assume (1) no exercise and (2) exercise in full of the underwriters’ option to purchase the overallotment shares:

	Per share		Total
	Without Overallotment	With Overallotment	Without Overallotment	With Overallotment
Public offering price	$25.00	$25.00	$50,000,000	$57,500,000
Underwriting discounts and commissions paid by us (3.125% of the public offering price)	$0.78125	$0.78125	$1,562,500	$1,796,875
Proceeds to us, before expenses	$24.21875	$24.21875	$48,437,500	$55,703,125

We estimate that expenses payable by us in connection with this offering, other than underwriting discounts and commissions referred to above but including reimbursement of fees of underwriters’ counsel in connection with the Financial Industry Regulatory Authority clearing process, will be approximately $0.2 million.

In connection with this offering and in compliance with applicable securities laws, including Regulation M under the Exchange Act, the underwriters may overallot (i.e., sell more shares of Series D Term Preferred Stock than the amount shown on the cover page of this prospectus supplement) and may effect transactions that stabilize, maintain or otherwise affect the market price of such shares at levels above those which might otherwise prevail in the open market. Such transactions may include making short sales and placing bids for the Series D Term Preferred Stock or effecting purchases of such shares for the purpose of pegging, fixing or maintaining the market price of such shares or for the purpose of reducing a short position created in connection with this offering. The underwriters may cover a short position by exercising the overallotment option described above in place of, or in addition to, open market purchases.

Additionally, the underwriters may engage in syndicate covering transactions which involve purchases of Series D Term Preferred Stock in the open market after they have completed the distribution of such shares in order to cover syndicate short positions. In determining the appropriate source of shares to close out a covered short sale, the underwriters may consider, among other things, the market price of such shares compared to the purchase price of shares available under the overallotment option.

The underwriters may also sell Series D Term Preferred Stock in excess of the overallotment option, thereby creating a naked short position. The underwriters must close out any such naked short position by purchasing shares in the open market. The underwriters are more likely to create a naked short position if they are concerned that there may be downward pressure on the price of the Series D Term Preferred Stock in the open market after pricing, which could adversely affect investors who purchase in this offering.

The underwriters may also impose a penalty bid in connection with this offering. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the Series D Term Preferred Stock originally sold by such syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions. The imposition of a penalty bid may affect the open market price of the Series D Term Preferred Stock to the extent that it discourages resales of such shares.

We and the underwriters make no representation or prediction as to the direction or magnitude of any effect that these transactions may have on the market price of the Series D Term Preferred Stock. In addition, we and the underwriters make no representation that the underwriters will engage in such transactions or that such transactions, if and when commenced, will not be discontinued without notice.

Each underwriter does not intend to confirm sales of the Series D Term Preferred Stock to any accounts over which it exercises discretionary authority.

The underwriting agreement provides that we will not, directly or indirectly, sell or otherwise dispose of any shares of the Series D Term Preferred Stock, for a period of 60 days after the date of this prospectus supplement without the prior written consent of Janney Montgomery Scott LLC, on behalf of the underwriters. The underwriting agreement also provides that our directors and executive officers will agree not to, directly or indirectly, sell or otherwise dispose of any of the Series D Term Preferred Stock, Series A Term Preferred Stock, Series B Term Preferred Stock or shares of our Common Stock for a period of 60 days after the date of this prospectus without the prior written consent of Janney Montgomery Scott LLC, on behalf of the underwriters.

In addition, the terms of the lock-up agreement do not prevent a stockholder party to such agreement from (a) transferring shares of our Preferred Stock or shares of our Common Stock acquired in open market transactions after the completion of this offering, (b) transferring any or all of the Preferred Stock or shares of our Common Stock or other Company securities if the transfer is by (i) gift, will or intestacy, or (ii) distribution to partners, members or stockholders of the undersigned, (c) transferring shares of our Preferred Stock or shares of our Common Stock pursuant to any 10b5-1 trading plan in effect prior to the date of this prospectus and (d) entering into any new 10b5-1 plan, provided that no sales of Preferred Stock or shares of our Common Stock or other Company securities shall be made pursuant to such 10b5-1 plan until after the expiration of the lock-up period; provided, however, that in the case of a transfer pursuant to clause (b) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of the lock-up agreement.

We have agreed to indemnify the underwriters against certain liabilities that they may incur in connection with this offering, including liabilities under the Securities Act.

We have applied to list the Series D Term Preferred Stock on NASDAQ, under the symbol “GAINM”. Trading on the Series D Term Preferred Stock is expected to begin within 30 days after the date of the prospectus supplement. Our Common Stock is traded on NASDAQ under the symbol “GAIN”, our Series A Term Preferred Stock is traded on NASDAQ under the symbol “GAINP”, our Series B Term Preferred Stock is traded on NASDAQ under symbol “GAINO” and our Series C Term Preferred Stock is traded on NASDAQ under symbol “GAINN.”

This prospectus supplement and the accompanying prospectus may be made available in electronic format on websites maintained by one or more of the underwriters or selling group members, if any, participating in this offering, and one or more of the underwriters participating in this offering may distribute this prospectus supplement and the accompanying prospectus electronically. Janney Montgomery Scott LLC, as representative of the underwriters, may agree to allocate a number of shares to underwriters and selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make internet distributions on the same basis as other allocations. Other than the prospectus supplement and the accompanying prospectus that are distributed in electronic format, the information on any of these underwriters’ or selling group members’ websites, and any other information contained on a website maintained by an underwriter or selling group member, is not part of this prospectus supplement or the accompanying prospectus.

The distribution of this prospectus supplement and the accompanying prospectus and this offering of Series D Term Preferred Stock in certain jurisdictions may be restricted by law. Persons who come into possession of this prospectus supplement and the accompanying prospectus should inform themselves about and observe any such restrictions.

Alternative Settlement Cycle

We expect that delivery of the shares of Series D Term Preferred Stock will be made against payment therefor on or about September 26, 2016, which will be the fifth business day following the date of the pricing of the Series D Term Preferred Stock (such settlement being herein referred to as “T+5”). Under Rule 15c6-1 promulgated under the Exchange Act, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Series D Term Preferred Stock prior to the date of delivery hereunder will be required, by virtue of the fact that the Series D Term Preferred Stock initially will settle in T+5 business days, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement.

Affiliations and Conflicts of Interest

The underwriters and certain of their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and certain of their affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses. Affiliates of certain of the underwriters serve as lenders under the Credit Facility and may serve as lenders under any future credit facilities. Affiliates of the underwriters may receive part of the proceeds of the offering by reason of the repayment of certain amounts outstanding under the Credit Facility.

In the ordinary course of their various business activities, the underwriters and certain of their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the account of their customers, and such investment and securities activities may involve our securities and/or instruments. The underwriters and certain of their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Janney Montgomery Scott LLC is 1717 Arch Street, Philadelphia, PA 19103. The principal business address of Ladenburg Thalmann & Co. Inc. is 570 Lexington Avenue, 12th Floor, New York, NY 10022. The principal business address of J.J.B. Hilliard, W.L. Lyons, LLC is 500 W. Jefferson Street, Louisville, KY 40202. The principal business address of Wunderlich Securities, Inc. is 6000 Poplar Avenue, Suite 150, Memphis, TN 38119. The principal business address of William Blair & Company, L.L.C. is 222 West Adams Street, Chicago, Illinois 60606. The principal business address of Maxim Group LLC is 405 Lexington Avenue, 2nd Floor, New York, NY 10174.

ADDITIONAL MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

This summary supplements the discussion in the accompanying prospectus under the caption “Material U.S. Federal Income Tax Considerations — Taxation of Our U.S. Stockholders.”

Redemption of our Series D Term Preferred Stock. Gain or loss, if any, recognized by a stockholder in connection with our redemption of Series D Term Preferred Stock generally will be taxed as gain or loss from a sale or exchange of Series D Term Preferred Stock if the redemption (a) is “not essentially equivalent to a dividend” with respect to the stockholder, (b) results in a “complete termination” of stockholder’s ownership of our stock, or (c) is “substantially disproportionate” with respect to the stockholder, in each case, within the meaning of Section 302(b) of the Code.

In determining whether any of these alternative tests has been met, stock considered to be owned by the stockholder by reason of certain constructive ownership rules in the federal income tax laws, as well as stock actually owned by the stockholder, generally must be taken into account. The determination as to whether any of the alternative tests described above will be satisfied with respect to the stockholder depends upon the facts and circumstances at the time that the determination must be made. Stockholders are advised to consult their tax advisors to determine their own tax treatment in the event of a redemption of Series D Term Preferred Stock.

Even if a redemption of our Series D Term Preferred Stock is treated as a sale or exchange, a portion of the amount received by a stockholder on the redemption may be characterized as dividend income to the extent it is attributable to declared but unpaid dividends.

If a redemption of Series D Term Preferred Stock from a stockholder is not treated as a sale or exchange for federal income tax purposes, the proceeds of such distribution will be treated for federal income tax purposes as a distribution, the consequences of which are described in the accompanying prospectus under the caption “Material U.S. Federal Income Tax Considerations — Taxation of Our U.S. Stockholders — Distributions”.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains, qualified dividend income and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, we intend to allocate capital gain distributions and distributions of qualified dividend income and distributions qualifying for the dividends-received deduction, if any, between our common shares and preferred shares in proportion to the total distributions paid to each class with respect to such tax year.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REDEMPTION AND PAYING AGENT

The custodian of our assets is The Bank of New York Mellon Corp. The custodian’s address is: 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly owned subsidiary, Gladstone Business Investment, LLC, or Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility with Key Equipment Finance Inc. and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Computershare Inc. acts as our transfer, redemption and dividend paying agent and registrar. The principal business address of Computershare Inc. is 250 Royall Street, Canton, Massachusetts 02021, telephone number 781-575-2000. Computershare Inc. also maintains an internet website at www.computershare.com.

MISCELLANEOUS

To the extent that a holder of Series D Term Preferred Stock is directly or indirectly a beneficial owner of more than 10% of any class of our outstanding shares (meaning, for purposes of holders of Series D Term Preferred Stock, more than 10% of our outstanding Series D Term Preferred Stock), such 10% beneficial owner would be subject to the short-swing profit rules that are imposed pursuant to Section 16 of the Exchange Act (and related reporting requirements). These rules generally provide that such a 10% beneficial owner must disgorge any profits made on purchases and sales, or sales and purchases, of our equity securities (including the Series D Term Preferred Stock and common stock) within any six-month time period. Investors should consult with their own counsel to determine the applicability of these rules.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act and are required to file reports, proxy statements and other information with the SEC. These documents may be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and in the accompanying prospectus about the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Company and the Preferred Stock may be found in our registration statement on Form N-2 (including the related amendments, exhibits and schedules) filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference in the registration statement and other information that we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Certain legal matters will be passed upon for the underwriters by Dechert LLP, Washington, D.C.

EXPERTS

The financial statements as of March 31, 2016 and March 31, 2015 and for each of the three years in the period ended March 31, 2016 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Report of Management on Internal Controls) as of March 31, 2016 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

S-F-1

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	June 30,	March 31,
	2016	2016
ASSETS
Investments at fair value
Non-Control/Non-Affiliate investments (Cost of $200,094 and $191,757, respectively)	$196,486	$180,933
Affiliate investments (Cost of $300,757 and $304,856, respectively)	276,676	296,723
Control investments (Cost of $21,512 and $21,512 respectively)	17,819	10,000

Total investments at fair value (Cost of $522,363 and $518,125, respectively)	490,981	487,656
Cash and cash equivalents	5,233	4,481
Restricted cash and cash equivalents	1,384	1,107
Interest receivable	2,766	2,790
Due from custodian	1,149	1,638
Deferred financing costs, net	959	1,147
Other assets, net	4,567	4,256

TOTAL ASSETS	$507,039	$503,075

LIABILITIES
Borrowings:
Line of credit at fair value (Cost of $79,600 and $95,000, respectively)	$79,600	$95,000
Secured borrowing	5,096	5,096

Total borrowings	84,696	100,096
Mandatorily redeemable preferred stock, $0.001 par value, $25 liquidation preference; 4,956,000 shares authorized; 4,866,000 shares issued and outstanding, net	118,683	118,465
Accounts payable and accrued expenses	828	1,054
Fees due to Adviser (A)	2,111	1,912
Fee due to Administrator (A)	299	311
Other liabilities	2,542	2,215

TOTAL LIABILITIES	$209,159	$224,053

Commitments and contingencies (B)
NET ASSETS	$297,880	$279,022

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value per share, 100,000,000 shares authorized, 30,270,958 shares issued and outstanding	30	$30
Capital in excess of par value	311,493	311,608
Cumulative net unrealized depreciation of investments	(31,382)	(30,469)
Cumulative net unrealized depreciation of other	—	(75)
Net investment income in excess of distributions	7,603	6,426
Accumulated net realized gain (loss)	10,136	(8,498)

TOTAL NET ASSETS	$297,880	$279,022

NET ASSET VALUE PER SHARE AT END OF PERIOD	$9.84	$9.22

(A)	Refer to Note 4 — Related Party Transactions for additional information.
(B)	Refer to Note 10 — Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-2

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended June 30,
	2016	2015
INVESTMENT INCOME
Interest income:
Non-Control/Non-Affiliate investments	$4,505	$3,802
Affiliate investments	6,914	6,924
Control investments	209	659

Total interest income	11,628	11,385
Other income:
Non-Control/Non-Affiliate investments	15	1,321
Affiliate investments	2,750	—

Total other income	2,765	1,321

Total investment income	14,393	12,706

EXPENSES
Base management fee (A)	2,509	2,453
Loan servicing fee (A)	1,681	1,559
Incentive fee (A)	1,700	1,291
Administration fee (A)	299	355
Interest expense on borrowings	971	1,064
Dividends on mandatorily redeemable preferred stock	2,065	1,767
Amortization of deferred financing costs and discounts	481	460
Professional fees	192	442
Other general and administrative expenses	201	556

Expenses before credits from Adviser	10,099	9,947

Credit to base management fee — loan servicing fee (A)	(1,681)	(1,559)
Credit to fees from Adviser — other (A)	(837)	(845)

Total expenses, net of credits to fees	7,581	7,543

NET INVESTMENT INCOME	$6,812	$5,163

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss):
Non-Control/Non-Affiliate investments	(153)	—
Affiliate investments	18,789	—
Control investments	(1)	199
Other	(75)	—

Total net realized gain	18,560	199
Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	7,217	6,508
Affiliate investments	(15,949)	(3,201)
Control investments	7,819	(110)
Other	75	—

Total net unrealized (depreciation) appreciation	(838)	3,197

Net realized and unrealized gain	17,722	3,396

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,534	$8,559

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.23	$0.17

Net increase in net assets resulting from operations	$0.81	$0.28

Distributions	$0.19	$0.19

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted	30,270,958	30,260,079

(A)	Refer to Note 4 — Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-3

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended June 30,
	2016	2015
OPERATIONS
Net investment income	$6,812	$5,163
Net realized gain on investments	18,635	199
Net realized loss on other	(75)	—
Net unrealized (depreciation) appreciation of investments	(913)	3,197
Net unrealized appreciation of other	75	—

Net increase in net assets from operations	24,534	8,559

DISTRIBUTIONS
Distributions to common stockholders	(5,676)	(5,676)

Net decrease in net assets from distributions	(5,676)	(5,676)

CAPITAL ACTIVITY
Issuance of common stock	—	3,663
Offering costs for issuance of common stock	—	(221)

Net increase in net assets from capital activity	—	3,442

TOTAL INCREASE IN NET ASSETS	18,858	6,325
NET ASSETS, BEGINNING OF PERIOD	279,022	273,429

NET ASSETS, END OF PERIOD	$297,880	$279,754

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-4

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended June 30,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$24,534	$8,559
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(28,976)	(17,326)
Principal repayments of investments	15,411	5,233
Net proceeds from the sale of investments	27,531	315
Net realized gain on investments	(18,654)	(215)
Net realized loss on other	75	—
Net unrealized depreciation (appreciation) of investments	913	(3,197)
Net unrealized appreciation of other	(75)	—
Amortization of deferred financing costs and discounts	481	460
Bad debt expense, net of recoveries	(18)	225
Changes in assets and liabilities:
Increase in restricted cash and cash equivalents	(277)	(695)
Decrease (increase) in interest receivable	24	(134)
Decrease in due from custodian	489	544
Decrease (increase) in other assets, net	157	(590)
(Decrease) increase in accounts payable and accrued expenses	(226)	842
Increase in fees due to Adviser (A)	199	308
(Decrease) increase in fee due to Administrator (A)	(12)	93
Increase (decrease) in other liabilities	327	(515)

Net cash provided by (used in) operating activities	21,903	(6,093)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	—	3,663
Offering costs for issuance of common stock	—	(221)
Proceeds from line of credit	31,100	38,500
Repayments on line of credit	(46,500)	(67,550)
Proceeds from issuance of mandatorily redeemable preferred stock	—	40,250
Deferred financing and offering costs	(75)	(1,712)
Distributions paid to common stockholders	(5,676)	(5,676)

Net cash (used in) provided by financing activities	(21,151)	7,254

NET INCREASE IN CASH AND CASH EQUIVALENTS	752	1,161
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	4,481	4,921

CASH AND CASH EQUIVALENTS, END OF PERIOD	$5,233	$6,082

CASH PAID FOR INTEREST	$913	$974

(A)	Refer to Note 4 — Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-5

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

JUNE 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company (A)	Industry	Investment (B)(F)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (N) :
Auto Safety House, LLC	Automobile	Secured First Lien Line of Credit, $1,000 available (8.0%, Due 10/2019) (I)(Q)	$—	$—	$—
		Secured First Lien Term Debt (8.0%, Due 10/2019) (I)(Q)	5,000	5,000	5,362

				5,000	5,362
B-Dry, LLC	Personal, Food and Miscellaneous Services	Secured First Lien Line of Credit, $400 available (6.7% (0.8% Unused Fee), Due 12/2016) (L)	3,600	3,600	3,600
		Secured First Lien Term Debt (12.0%, Due 12/2019) (L)	6,433	6,443	2,378
		Secured First Lien Term Debt (12.0%, Due 12/2019) (L)	840	840	—
		Preferred Stock (2,500 shares) (C)(L)		2,516	—
		Common Stock (2,500 shares) (C)(L)		300	—

				13,699	5,978
Country Club Enterprises, LLC	Automobile	Secured Second Lien Term Debt (18.7%, Due 5/2017) (L)	4,000	4,000	4,000
		Preferred Stock (7,245,681 shares) (C)(L)		7,725	6,719
		Guaranty ($2,000) (D)		—	—
		Guaranty ($211) (D)		—	—

				11,725	10,719
Diligent Delivery Systems	Cargo Transport	Secured Second Lien Term Debt (10.0%, Due 8/2020) (K)	13,000	13,000	13,065
		Common Stock Warrants (8% ownership) (C)(L)		500	2,000

				13,500	15,065
Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Secured First Lien Term Debt (13.5%, Due 8/2017) (L)	9,913	9,913	9,913
		Preferred Stock (34,045 shares) (C)(L)		3,375	3,654
		Common Stock (5,372 shares) (C)(L)		63	7,627

				13,351	21,194
Frontier Packaging, Inc.	Containers, Packaging, and Glass	Secured First Lien Term Debt (12.0%, Due 12/2017) (L)	10,500	10,500	10,500
		Preferred Stock (1,373 shares) (C)(L)		1,373	1,413
		Common Stock (152 shares) (C)(L)		152	9,313

				12,025	21,226
Funko Acquisition Holdings, LLC (M)	Personal and Non-Durable Consumer Products (Manufacturing Only)	Preferred Stock (260 units) (C)(L)		260	326
		Common Stock (975 units) (C)(L)		—	—

				260	326
Ginsey Home Solutions, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured Second Lien Term Debt (13.5%, Due 1/2021) (H)(L)	13,300	13,300	13,300
		Preferred Stock (19,280 shares) (C)(L)		9,583	5,816
		Common Stock (63,747 shares) (C)(L)		8	—

				22,891	19,116
Jackrabbit, Inc.	Farming and Agriculture	Secured First Lien Term Debt (13.5%, Due 4/2018) (L)	11,000	11,000	11,000
		Preferred Stock (3,556 shares) (C)(L)		3,556	4,560
		Common Stock (548 shares) (C)(L)		94	3,736

				14,650	19,296

S-F-6

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company (A)	Industry	Investment (B)(F)	Principal	Cost	Fair Value
Mathey Investments, Inc.	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Debt (10.0%, Due 3/2018) (L)	1,375	1,375	1,375
		Secured First Lien Term Debt (12.0%, Due 3/2018) (L)	3,727	3,727	3,727
		Secured First Lien Term Debt (12.5%, Due 3/2018) (E)(I)(L)	3,500	3,500	3,500
		Common Stock (29,102 shares) (C)(L)		777	—

				9,379	8,602
Mitchell Rubber Products, Inc.	Chemicals, Plastics, and Rubber	Secured Second Lien Term Debt (13.0%, Due 3/2018) (I)(K)	13,560	13,560	6,408
		Preferred Stock (27,900 shares) (C)(L)		2,790	—
		Common Stock (27,900 shares) (C)(L)		28	—

				16,378	6,408
Nth Degree, Inc.	Diversified/Conglomerate Service	Secured First Lien Term Debt (12.5%, Due 12/2020) (L)	$13,290	$13,290	$13,290
		Preferred Stock (5,660 units) (C)(L)		5,660	9,115

				18,950	22,405
Quench Holdings Corp.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock (4,770,391 shares) (C)(L)		3,397	4,359

				3,397	4,359
SBS Industries, LLC	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Debt (14.0%, Due 8/2019) (L)	11,355	11,355	11,355
		Preferred Stock (19,935 shares) (C)(L)		1,994	—
		Common Stock (221,500 shares) (C)(L)		222	—

				13,571	11,355
Schylling, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt (13.0%, Due 8/2018) (L)	13,081	13,081	13,081
		Preferred Stock (4,000 shares) (C)(L)		4,000	5,273

				17,081	18,354
Star Seed, Inc.	Farming and Agriculture	Secured First Lien Term Debt (12.5%, Due 5/2018) (E)(K)	5,000	5,000	4,675
		Preferred Stock (1,499 shares) (C)(L)		1,499	—
		Common Stock (600 shares) (C)(L)		1	—

				6,500	4,675
Tread Corporation	Oil and Gas	Secured First Lien Line of Credit, $634 available (12.5%, Due 2/2018) (G)(L)	3,216	3,216	2,046
		Preferred Stock (12,998,639 shares) (C)(L)		3,768	—
		Common Stock (10,089,048 shares) (C)(L)		753	—

				7,737	2,046

Total Non-Control/Non-Affiliate Investments (represents 40.0% of total investments at fair value)				$200,094	$196,486

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-7

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company (A)	Industry	Investment (B)(F)	Principal	Cost	Fair Value
AFFILIATE INVESTMENTS (O) :
Alloy Die Casting Co. (M)	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt (13.5%, Due 10/2018) (K)	$12,215	$12,215	$11,543
		Secured First Lien Term Debt (13.5%, Due 4/2017) (J)	175	175	175
		Preferred Stock (4,064 shares) (C)(L)		4,064	580
		Common Stock (630 shares) (C)(L)		41	—

				16,495	12,298
Behrens Manufacturing, LLC (M)	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt (13.0%, Due 12/2018) (L)	9,975	9,975	9,975
		Preferred Stock (2,923 shares) (C)(L)		2,922	9,890

				12,897	19,865
Brunswick Bowling Products, Inc.	Home and Office Furnishings, Housewares and Durable Consumer Products	Secured First Lien Term Debt (16.3%, Due 5/2020) (L)	11,307	11,307	11,307
		Preferred Stock (4,943 shares) (C)(L)		4,943	7,546

				16,250	18,853
B+T Group Acquisition Inc. (M)	Telecommunications	Secured First Lien Term Debt (13.0%, Due 12/2019) (K)	14,000	14,000	13,230
		Preferred Stock (12,841 shares) (C)(L)		4,196	—

				18,196	13,230
Cambridge Sound Management, Inc.	Home and Office Furnishings, Housewares and Durable Consumer Products	Secured First Lien Term Debt (13.0%, Due 9/2019) (L)	15,000	15,000	15,000
		Preferred Stock (4,500 shares) (C)(L)		4,500	11,806

				19,500	26,806
Channel Technologies Group, LLC	Diversified/Conglomerate Manufacturing	Preferred Stock (2,279 shares) (C)(L)		2,789	582
		Common Stock (2,319,184 shares) (C)(L)		—	—

				2,789	582
Counsel Press, Inc.	Diversified/Conglomerate Services	Secured First Lien Line of Credit, $1,000 available (12.8% (1.0% Unused Fee), Due 3/2017) (L)	$—	$—	$—
		Secured First Lien Term Debt (12.8%, Due 3/2020) (L)	18,000	18,000	18,000
		Secured First Lien Term Debt (14.0%, Due 3/2020) (L)	5,500	5,500	5,500
		Preferred Stock (6,995 shares) (C)(L)		6,995	6,698

				30,495	30,198
D.P.M.S., Inc.	Diversified/Conglomerate Manufacturing	Secured First Lien Line of Credit, $550 available (4.0% (0.5% Unused Fee), Due 8/2017) (I)(L)	4,000	4,000	4,000
		Secured First Lien Term Debt (4.0%, Due 8/2017) (I)(L)	2,575	2,575	2,575
		Secured First Lien Term Debt (4.0%, Due 8/2017) (I)(L)	8,795	8,795	918
		Secured First Lien Term Debt (5.2%, Due 8/2017) (E)(L)	1,150	1,150	—
		Preferred Stock (25 shares) (C)(L)		2,500	—
		Common Stock (1,241 shares) (C)(L)		3	—

				19,023	7,493

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-8

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company (A)	Industry	Investment (B)(F)	Principal	Cost	Fair Value
Edge Adhesives Holdings, Inc. (M)	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt (12.5%, Due 2/2019) (K)	9,300	9,300	8,975
		Secured First Lien Term Debt (13.8%, Due 2/2019) (K)	2,400	2,400	2,322
		Preferred Stock (3,774 units) (C)(L)		3,774	—

				15,474	11,297
GI Plastek, Inc.	Chemicals, Plastics, and Rubber	Secured First Lien Term Debt (13.3%, Due 7/2020) (L)	15,000	15,000	15,000
		Preferred Stock (5,150 units) (C)(L)		5,150	5,919

				20,150	20,919
Head Country, Inc.	Beverage, Food and Tobacco	Secured First Lien Term Debt (12.5%, Due 2/2019) (L)	9,050	9,050	9,050
		Preferred Stock (4,000 shares) (C)(L)		4,000	5,082

				13,050	14,132
Logo Sportswear, Inc.	Textiles and Leather	Secured First Lien Term Debt (12.5%, Due 3/2020) (L)	9,200	9,200	9,200
		Preferred Stock (1,550 shares) (C)(L)		1,550	4,704

				10,750	13,904
Meridian Rack & Pinion, Inc. (M)	Automobile	Secured First Lien Term Debt (13.5%, Due 12/2018) (K)	9,660	9,660	8,646
		Preferred Stock (3,381 shares) (C)(L)		3,381	603

				13,041	9,249
The Mountain Corporation	Personal and Non-Durable Consumer Products (Manufacturing Only)	Secured Second Lien Term Debt (13.5%, Due 8/2021) (J)	18,600	18,600	18,600
		Preferred Stock (6,899 shares) (C)(J)		6,899	6,899
		Common Stock (751 shares) (C)(J)		1	1

				25,500	25,500
NDLI, Inc.	Cargo Transport	Preferred Stock (3,600 shares) (C)(L)		3,600	—
		Common Stock (545 shares) (C)(L)		—	—

				3,600	—
Old World Christmas, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured First Lien Term Debt (13.3%, Due 10/2019) (L)	15,770	15,770	15,770
		Preferred Stock (6,180 shares) (C)(L)		6,180	2,549

				21,950	18,319
Precision Southeast, Inc.	Diversified/Conglomerate Manufacturing	Secured Second Lien Term Debt (14.0%, Due 9/2020) (L)	9,618	9,618	9,618
		Preferred Stock (37,391 shares) (C)(L)		3,739	1,682
		Common Stock (90,909 shares) (C)(L)		91	—

				13,448	11,300
SOG Specialty Knives & Tools, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt (13.3%, Due 10/2017) (L)	$6,200	$6,200	$6,200
		Secured First Lien Term Debt (14.8%, Due 10/2017) (L)	12,200	12,200	12,200
		Preferred Stock (9,749 shares) (C)(L)		9,749	4,331

				28,149	22,731

Total Affiliate Investments (represents 56.4% of total investments at fair value)				$300,757	$276,676

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-9

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

JUNE 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company (A)	Industry	Investment (B)(F)	Principal	Cost	Fair Value
CONTROL INVESTMENTS (P) :
Galaxy Tool Holding Corporation	Aerospace and Defense	Secured First Lien Line of Credit, $0 available (6.5% (1.0% Unused Fee), Due 9/2016) (L)	$5,000	$5,000	$5,000
		Secured Second Lien Term Debt (10.0%, Due 8/2017) (L)	5,000	5,000	5,000
		Preferred Stock (5,517,444 shares) (C)(L)		11,464	7,819
		Common Stock (88,843 shares) (C)(L)		48	—

				21,512	17,819

Total Control Investments (represents 3.6% of total investments at fair value)				$21,512	$17,819

TOTAL INVESTMENTS				$522,363	$490,981

(A)	Certain of the securities listed are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $458.4 million at fair value, are pledged as collateral to our revolving line of credit as described further in Note 5 — Borrowings. Additionally, all of our investments are considered qualifying assets under Section 55 of the Investment Company Act of 1940, as amended, (the “1940 Act”) as of June 30, 2016. Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.
(B)	Percentages represent the weighted average cash interest rates in effect at June 30, 2016, and due date represents the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate. If applicable, paid-in-kind interest rates are noted separately from the cash interest rates.
(C)	Security is non-income producing.
(D)	Refer to Note 10 — Commitments and Contingencies for additional information regarding these guaranties.
(E)	Last Out Tranche (“LOT”) of secured first lien debt, meaning if the portfolio company is liquidated, the holder of the LOT generally is paid after the other secured first lien debt but before the secured second lien debt.
(F)	Where applicable, aggregates all shares of a class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of a class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(G)	Debt security is on non-accrual status.
(H)	$5.1 million of the debt security was participated to a third party, but is accounted for as collateral for a secured borrowing under accounting principles generally accepted in the U.S. and presented as secured borrowing on our accompanying Consolidated Statement of Assets and Liabilities as of June 30, 2016.
(I)	Debt security has a fixed interest rate.
(J)	New portfolio investment valued at cost, as it was determined that the price paid during the three months ended June 30, 2016 best represents fair value as of June 30, 2016.
(K)	Fair value was based on internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. Refer to Note 3 — Investments for additional information.
(L)	Fair value was based on the total enterprise value of the portfolio company, which is generally allocated to the portfolio company’s securities in order of their relative priority in the capital structure. Refer to Note 3 — Investments for additional information.
(M)	One of our affiliated funds, Gladstone Capital Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those that are not Control investments and in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(Q)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-10

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)(F)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (N) :
Auto Safety House, LLC	Automobile	Secured First Lien Line of Credit, $1,000 available (8.0%, Due 10/2019) (I)(Q)	$—	$—	$—
		Secured First Lien Term Debt (8.0%, Due 10/2019) (I)(Q)	5,000	5,000	5,311

				5,000	5,311
B-Dry, LLC	Personal, Food and Miscellaneous Services	Secured First Lien Line of Credit, $500 available (6.7% (0.8% Unused Fee), Due 12/2016) (L)	3,500	3,500	3,500
		Secured First Lien Term Debt (12.0%, Due 12/2019) (L)	6,433	6,443	1,191
		Secured First Lien Term Debt (12.0%, Due 12/2019) (L)	840	840	—
		Preferred Stock (2,500 shares) (C)(L)		2,516	—
		Common Stock (2,500 shares) (C)(L)		300	—

				13,599	4,691
Country Club Enterprises, LLC	Automobile	Secured Second Lien Term Debt (18.7%, Due 5/2017) (L)	4,000	4,000	4,000
		Preferred Stock (7,245,681 shares) (C)(L)		7,725	5,313
		Guaranty ($2,000) (D)		—	—
		Guaranty ($279) (D)		—	—

				11,725	9,313
Diligent Delivery Systems	Cargo Transport	Secured Second Lien Term Debt (10.0%, Due 8/2020) (K)	13,000	13,000	12,984
		Common Stock Warrants (6.0% ownership) (C)(L)		—	1,500

				13,000	14,484
Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Secured First Lien Term Debt (13.5%, Due 8/2017) (L)	9,913	9,913	9,913
		Preferred Stock (34,045 shares) (C)(L)		3,375	3,583
		Common Stock (5,372 shares) (C)(L)		63	6,459

				13,351	19,955
Frontier Packaging, Inc.	Containers, Packaging, and Glass	Secured First Lien Term Debt (12.0%, Due 12/2017) (L)	10,500	10,500	10,500
		Preferred Stock (1,373 shares) (C)(L)		1,373	1,386
		Common Stock (152 shares) (C)(L)		152	8,222

				12,025	20,108
Funko Acquisition Holdings, LLC (M)	Personal and Non-Durable Consumer Products (Manufacturing Only)	Preferred Stock (260 units) (C)(L)		260	315
		Common Stock (975 units) (C)(L)		—	—

				260	315
Ginsey Home Solutions, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured Second Lien Term Debt (13.5%, Due 1/2018) (H)(L)	13,300	13,300	13,300
		Preferred Stock (19,280 shares) (C)(L)		9,583	4,813
		Common Stock (63,747 shares) (C)(L)		8	—

				22,891	18,113
Jackrabbit, Inc.	Farming and Agriculture	Secured First Lien Term Debt (13.5%, Due 4/2018) (L)	11,000	11,000	11,000
		Preferred Stock (3,556 shares) (C)(L)		3,556	4,471
		Common Stock (548 shares) (C)(L)		94	934

				14,650	16,405
Mathey Investments, Inc.	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Debt (10.0%, Due 3/2018) (L)	1,375	1,375	1,375
		Secured First Lien Term Debt (12.0%, Due 3/2018) (L)	3,727	3,727	3,727
		Secured First Lien Term Debt (12.5%, Due 3/2018) (E)(I)(L)	3,500	3,500	3,500
		Common Stock (29,102 shares) (C)(L)		777	54

				9,379	8,656

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-11

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)(F)	Principal		Cost	Fair Value
Mitchell Rubber Products, Inc.	Chemicals, Plastics, and Rubber	Secured Second Lien Term Debt (13.0%, Due 10/2016) (I)(K)		13,560	13,560	5,082
		Preferred Stock (27,900 shares) (C)(L)			2,790	—
		Common Stock (27,900 shares) (C)(L)			28	—

					16,378	5,082
Nth Degree, Inc.	Diversified/Conglomerate Service	Secured First Lien Term Debt (12.5%, Due 12/2020) (L)		13,290	13,290	13,290
		Preferred Equity (5,660 units) (C)(L)			5,660	7,712

					18,950	21,002
Quench Holdings Corp.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock (4,770,391 shares) (C)(L)	$		$3,397	$4,359

					3,397	4,359
SBS Industries, LLC	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Debt (14.0%, Due 8/2019) (L)		11,355	11,355	11,355
		Preferred Stock (19,935 shares) (C)(L)			1,994	—
		Common Stock (221,500 shares) (C)(L)			222	—

					13,571	11,355
Schylling, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt (13.0%, Due 8/2018) (L)		13,081	13,081	13,081
		Preferred Stock (4,000 shares) (C)(L)			4,000	4,103

					17,081	17,184
Star Seed, Inc.	Farming and Agriculture	Secured First Lien Term Debt (12.5%, Due 5/2018) (E)(K)		5,000	5,000	4,600
		Preferred Stock (1,499 shares) (C)(L)			1,499	—
		Common Stock (600 shares) (C)(L)			1	—

					6,500	4,600

Total Non-Control/Non-Affiliate Investments (represents 37.1% of total investments at fair value)					$191,757	$180,933

AFFILIATE INVESTMENTS (O) :
Acme Cryogenics, Inc.	Chemicals, Plastics, and Rubber	Secured Second Lien Term Debt (11.5%, Due 3/2020) (I)(Q)		$14,500	$14,500	$14,500
		Preferred Stock (965,982 shares) (C)(Q)			7,956	22,337
		Common Stock (549,908 shares) (C)(Q)			1,197	4,201
		Common Stock Warrants (465,639 shares) (C)(Q)			25	3,856

					23,678	44,894
Alloy Die Casting Corp. (M)	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt (13.5%, Due 10/2018) (K)		12,215	12,215	11,390
		Preferred Stock (4,064 shares) (C)(L)			4,064	612
		Common Stock (630 shares) (C)(L)			41	—

					16,320	12,002
Behrens Manufacturing, LLC (M)	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt (13.0%, Due 12/2018) (L)		9,975	9,975	9,975
		Preferred Stock (2,923 shares) (C)(L)			2,922	8,593

					12,897	18,568
Brunswick Bowling Products, Inc.	Home and Office Furnishings, Housewares and Durable Consumer Products	Secured First Lien Term Debt (16.3%, Due 5/2020) (L)		11,307	11,307	11,307
		Preferred Stock (4,943 shares) (C)(F)(L)			4,943	5,267

					16,250	16,574

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-12

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)(F)	Principal	Cost	Fair Value
B+T Group Acquisition, Inc. (M)	Telecommunications	Secured First Lien Term Debt (13.0%, Due 12/2019) (L)	14,000	14,000	14,000
		Preferred Stock (12,841 shares) (C)(L)		4,196	—

				18,196	14,000
Cambridge Sound Management, Inc.	Home and Office Furnishing, Housewares and Durable Consumer Products	Secured First Lien Term Debt (13.0%, Due 9/2019) (L)	15,000	15,000	15,000
		Preferred Stock (4,500 shares) (C)(L)		4,500	12,835

				19,500	27,835
Channel Technologies Group, LLC	Diversified/Conglomerate Manufacturing	Preferred Stock (2,319 shares) (C)(L)		2,938	989
		Common Stock (2,319,184 shares) (C)(L)		—	—

				2,938	989
Counsel Press, Inc.	Diversified/Conglomerate Services	Secured First Lien Line of Credit, $1,000 available (12.8% (1% Unused Fee), Due 3/2017) (L)	—	—	—
		Secured First Lien Term Debt (12.8%, Due 3/2020) (L)	18,000	18,000	18,000
		Secured First Lien Term Debt (14.0%, Due 3/2020) (L)	5,500	5,500	5,500
		Preferred Stock (6,995 shares) (C)(L)		6,995	5,399

				30,495	28,899
D.P.M.S., Inc.	Diversified/Conglomerate Manufacturing	Secured First Lien Line of Credit, $550 available (4.0% (0.5% Unused Fee), Due 8/2017) (I)(L)	$4,000	$4,000	$4,000
		Secured First Lien Term Debt (4.0%, Due 8/2017) (I)(L)	2,575	2,575	2,575
		Secured First Lien Term Debt (4.0%, Due 8/2017) (I)(L)	8,795	8,795	2,073
		Secured First Lien Term Debt (5.2%, Due 8/2017) (E)(L)	1,150	1,150	—
		Preferred Stock (25 shares) (C)(L)		2,500	—
		Common Stock (1,241 shares) (C)(L)		3	—

				19,023	8,648
Edge Adhesives Holdings, Inc. (M)	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt (12.5%, Due 2/2019) (K)	9,300	9,300	8,928
		Secured First Lien Term Debt (13.8%, Due 2/2019) (K)	2,400	2,400	2,310
		Preferred Stock (3,774 units) (C)(L)		3,774	—

				15,474	11,238
GI Plastek, Inc.	Chemicals, Plastics, and Rubber	Secured First Lien Term Debt (13.3%, Due 7/2020) (L)	15,000	15,000	15,000
		Preferred Stock (5,150 units) (C)(L)		5,150	5,672

				20,150	20,672
Head Country, Inc.	Beverage, Food and Tobacco	Secured First Lien Term Debt (12.5%, Due 2/2019) (L)	9,050	9,050	9,050
		Preferred Stock (4,000 shares) (C)(L)		4,000	—

				13,050	9,050
Logo Sportswear, Inc.	Textiles and Leather	Secured First Lien Term Debt (12.5%, Due 3/2020) (L)	9,200	9,200	9,200
		Preferred Stock (1,550 shares) (C)(L)		1,550	2,795

				10,750	11,995
Meridian Rack & Pinion, Inc. (M)	Automobile	Secured First Lien Term Debt (13.5%, Due 12/2018) (K)	9,660	9,660	8,791
		Preferred Stock (3,381 shares) (C)(L)		3,381	988

				13,041	9,779

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-13

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)(F)	Principal	Cost	Fair Value
NDLI, Inc.	Cargo Transport	Preferred Stock (3,600 shares) (C)(L)		3,600	—
		Common Stock (545 shares) (C)(L)		—	—

				3,600	—
Old World Christmas, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured First Lien Term Debt (13.3%, Due 10/2019) (L)	15,770	15,770	15,770
		Preferred Stock (6,180 shares) (C)(L)		6,180	4,159

				21,950	19,929
Precision Southeast, Inc.	Diversified/Conglomerate Manufacturing	Secured Second Lien Term Debt (14.0%, Due 9/2020) (L)	9,618	9,618	9,618
		Preferred Stock (37,391 shares) (C)(L)		3,739	3,922
		Common Stock (90,909 shares) (C)(L)		91	—

				13,448	13,540
SOG Specialty Knives & Tools, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt (13.3%, Due 10/2017) (L)	6,200	6,200	6,200
		Secured First Lien Term Debt (14.8%, Due 10/2017) (L)	12,200	12,200	12,200
		Preferred Stock (9,749 shares) (C)(L)		9,749	7,747

				28,149	26,147
Tread Corporation	Oil and Gas	Secured First Lien Line of Credit, $2,424 available (12.5%, Due 2/2018) (G)(L)	1,426	1,426	1,426
		Preferred Stock (12,998,639 shares) (C)(L)		3,768	538
		Common Stock (10,089,048 shares) (C)(L)		753	—

				5,947	1,964

Total Affiliate Investments (represents 60.8% of total investments at fair value)				$304,856	$296,723

CONTROL INVESTMENTS (P):
Galaxy Tool Holding Corporation	Aerospace and Defense	Secured First Lien Line of Credit, $0 available (6.5% (1.0% Unused Fee), Due 9/2016) (L)	$5,000	$5,000	$5,000
		Secured Second Lien Term Debt (10.0%, Due 8/2017) (L)	5,000	5,000	5,000
		Preferred Stock (5,517,444 shares) (C)(L)		11,464	—
		Common Stock (88,843 shares) (C)(L)		48	—

				21,512	10,000

Total Control Investments (represents 2.1% of total investments at fair value)				$21,512	$10,000

TOTAL INVESTMENTS (R)				$518,125	$487,656

(A)	Certain of the securities listed are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $461.4 million at fair value, are pledged as collateral to our revolving line of credit as described further in Note 5 — Borrowings . Additionally, all of our investments are considered qualifying assets under Section 55 of the Investment Company Act of 1940, as amended, (the “1940 Act”) as of March 31, 2016. Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.
(B)	Percentages represent the weighted average cash interest rates in effect at March 31, 2016, and due date represents the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate. If applicable, paid-in-kind interest rates are noted separately from the cash interest rates.
(C)	Security is non-income producing.
(D)	Refer to Note 10 — Commitments and Contingencies for additional information regarding these guaranties.
(E)	Last Out Tranche (“LOT”) of secured first lien debt, meaning if the portfolio company is liquidated, the holder of the LOT generally is paid after the other secured first lien debt but before the secured second lien debt.
(F)	Where applicable, aggregates all shares of such class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-14

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

(G)	Debt security is on non-accrual status.
(H)	$5.1 million of the debt security was participated to a third party, but is accounted for as collateral for a secured borrowing under accounting principles generally accepted in the U.S. and presented as secured borrowing on our accompanying Consolidated Statement of Assets and Liabilities as of March 31, 2016.
(I)	Debt security has a fixed interest rate.
(J)	Reserved.
(K)	Fair value was based on internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. Refer to Note 3 — Investments for additional information.
(L)	Fair value was based on the total enterprise value of the portfolio company, which is generally allocated to the portfolio company’s securities in order of their relative priority in the capital structure. Refer to Note 3 — Investments for additional information.
(M)	One of our affiliated funds, Gladstone Capital Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those that are not Control investments and in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(Q)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.
(R)	Cumulative gross unrealized depreciation for federal income tax purposes is $86.2 million; cumulative gross unrealized appreciation for federal income tax purposes is $60.4 million. Cumulative net unrealized depreciation is $25.8 million, based on a tax cost of $513.5 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-15

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Investment Corporation (“Gladstone Investment”) was incorporated under the General Corporation Law of the State of Delaware on February 18, 2005, and completed an initial public offering on June 22, 2005. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Investment and its consolidated subsidiaries. We are an externally advised, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and is applying the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies (“ASC 946”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses in the United States (“U.S.”). Debt investments primarily take the form of two types of loans: secured first lien loans and secured second lien loans. Equity investments primarily take the form of preferred or common equity (or warrants or options to acquire the foregoing), often in connection with buyouts and other recapitalizations. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to our stockholders that grow over time, and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow in value over time to permit us to sell our equity investments for capital gains. We aim to maintain a portfolio allocation of approximately 75.0% debt investments and 25.0% equity investments, at cost.

Gladstone Business Investment, LLC (“Business Investment”), a wholly-owned subsidiary of ours, was established on August 11, 2006 for the sole purpose of owning our portfolio of investments in connection with our line of credit. The financial statements of Business Investment are consolidated with those of Gladstone Investment. We also have significant subsidiaries (as defined under Rule 1-02(w) of the U.S. Securities and Exchange Commission’s (“SEC”) Regulation S-X) whose financial statements are not consolidated with ours. Refer to Note 12 — Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of ours and an SEC registered investment adviser, pursuant to an investment advisory agreement and management agreement. Administrative services are provided by Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, pursuant to an administration agreement. Refer to Note 4 — Related Transactions for more information regarding these arrangements.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

We prepare our interim financial statements in accordance with accounting principles generally accepted in the U.S. (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of SEC Regulation S-X under the Securities Exchange Act of 1934, as amended. Accordingly, we have not included in this quarterly report all of the information and notes required by GAAP for annual financial statements. The accompanying Consolidated Financial Statements include our accounts and those of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been

S-F-16

eliminated. In accordance with Article 6 of Regulation S-X, under the Securities Act of 1933, we do not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, codified in ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. In our opinion, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The results of operations for the three months ended June 30, 2016 are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our annual report on Form 10-K for the fiscal year ended March 31, 2016, as filed with the SEC on May 17, 2016.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

In April 2015, the FASB issued Accounting Standards Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs” (“ASU 2015-03”), which simplifies the presentation of debt issuance costs. ASU 2015-03 requires the presentation of debt issuance costs as a deduction from the carrying amount of the related debt liability instead of as a deferred financing cost asset on the balance sheet. In August 2015, the FASB issued Accounting Standards Update 2015-15, “Interest — Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements” (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets. ASU 2015-03 was effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-03 during the three months ended June 30, 2016. ASU 2015-15 was effective immediately and we opted to continue to present debt issuance costs related to line of credit arrangements as assets.

As of June 30, 2016 and March 31, 2016, we had unamortized deferred financing costs related to our mandatorily redeemable preferred stock of $3.0 million and $3.2 million, respectively. These costs have been reclassified from Deferred financing costs, net, to Mandatorily redeemable preferred stock, net. All periods presented have been retrospectively adjusted.

The following table summarizes the retrospective adjustment and the overall impact on the previously reported consolidated financial statements:

	March 31, 2016
	As Previously Reported	Retrospective Application
Deferred financing costs, net	$4,332	$1,147
Mandatorily redeemable preferred stock, net	121,650	118,465

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the

S-F-17

trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized appreciation or depreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, the Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from our chief valuation officer (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors (comprised entirely of independent directors) meets to review the valuation recommendations and supporting materials. Third, after the Valuation Committee concludes its meeting, it and the chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors so that the full Board of Directors may review and approve the fair value of our investments in accordance with the Policy.

There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the chief valuation officer, uses the Policy and each quarter the Valuation Committee and Board of Directors review the Policy to determine if changes thereto are advisable and also review whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

Standard & Poor’s Securities Evaluation, Inc. (“SPSE”), a valuation specialist, provides estimates of fair value on our debt investments. The Valuation Team generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, our Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review our valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our total enterprise value, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our Valuation Committee and Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value, whether it is reasonable in light of the Policy, as well as other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

S-F-18

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value — In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team then generally allocates the TEV to the portfolio company’s securities in order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis — The Valuation Team generally determines the fair value of our debt investments using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

•	Market Quotes — For our investments for which a limited market exists, we generally base fair value on readily available and reliable market quotations, which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy.

•	Investments in Funds — For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the Net Asset Value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the valuation techniques listed above, the Valuation Team may also consider other factors when determining the fair value of our investments, including but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio

S-F-19

company; and the markets in which the portfolio company operates. If applicable, new and follow-on debt and equity investments made during the current reporting quarter are generally valued at our original cost basis.

Fair value measurements of our investments may involve subjective judgments and estimates and, due to the uncertainty inherent in valuing these securities, the Adviser’s determinations of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Adviser’s determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3 — Investments for additional information regarding fair value measurements and our application of ASC 820.

Revenue Recognition

Interest Income Recognition

Interest income, adjusted for amortization of premiums, amendment fees and acquisition costs and the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring, the interest income is deemed to be collectible. As of June 30 and March 31, 2016 our loan to Tread Corporation (“Tread”) was on non-accrual status, with an aggregate debt cost basis of $3.2 million and $1.4 million, or 0.9% and 0.4% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $2.0 million and $1.4 million, or 0.6% and 0.4% of the fair value of all debt investments in our portfolio, respectively.

Paid-in-kind (“PIK”) interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income over the life of the obligation. As of June 30 and March 31, 2016, we did not have any loans with a PIK interest component. During the three months ended June 30, 2016 and 2015, we did not record any PIK income, nor did we collect any PIK interest in cash.

Other Income Recognition

We record success fee income when earned, which often occurs upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically from an exit or sale. We did not record any success fee income during the three months ended June 30, 2016. During the three months ended June 30, 2015, we recorded success fee income of $0.9 million.

We accrue dividend income on preferred and common equity securities of our portfolio companies to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. During the three months ended June 30, 2016 and 2015, we recorded dividend income of $2.8 million and $0.4 million, respectively.

S-F-20

Both success fee and dividend income are recorded in other income in our accompanying Consolidated Statements of Operations.

Deferred Financing and Offering Costs

Deferred financing and offering costs consist of costs incurred to obtain financing, including lender fees and legal fees. Certain costs associated with our revolving line of credit are deferred and amortized using the straight-line method, which approximates the effective interest method, over the term of the revolving line of credit. Costs associated with the issuance of our mandatorily redeemable preferred stock are presented as discounts to the liquidation value of the mandatorily redeemable preferred stock and are amortized using the straight-line method, which approximates the effective interest method, over the terms of the respective financings. See Note 5 — Borrowings and Note 6 — Mandatorily Redeemable Preferred Stock for further discussion.

Related Party Fees

We have entered into an investment advisory and management agreement (the “Advisory Agreement”) with the Adviser, which is owned and controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. Additionally, we pay the Adviser a loan servicing fee as compensation for its services as servicer under the terms of our Fifth Amended and Restated Credit Agreement dated April 30, 2013, as amended (our “Credit Facility”).

We have entered into an administration agreement (the “Administration Agreement”) with the Administrator, which is owned and controlled by our chairman and chief executive officer, whereby we pay separately for administrative services. These fees are accrued when the services are performed and generally paid one month in arrears.

Refer to Note 4 — Related Party Transactions for additional information regarding these related party fees and agreements.

Recent Accounting Pronouncements

In March 2016, the FASB issued Accounting Standards Update 2016-06, “Contingent Put and Call Options in Debt Instruments” (“ASU 2016-06”), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related. We are currently assessing the impact of ASU 2016-06 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-06 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those fiscal years, with early adoption permitted.

In January 2016, the FASB issued Accounting Standards Update 2016-01, “Financial Instruments — Overall: Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We are currently assessing the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In May 2015, the FASB issued Accounting Standards Update 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value Per Share (or its Equivalent)” (“ASU 2015-07”), which eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value

S-F-21

per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. The adoption of ASU 2015-07 did not have a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-07 is required to be adopted retrospectively and is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-07 effective April 1, 2016.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. The adoption of ASU-2015-02 did not have a material impact on our financial position, results of operations or cash flows. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-02 effective April 1, 2016.

In August 2014, the FASB issued Accounting Standards Update 2014 — 15, “Presentation of Financial Statements — Going Concern (Subtopic 205 — 40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, and to provide certain disclosures when it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Since this guidance is primarily around certain disclosures to the financial statements, we anticipate no impact on our financial position, results of operations or cash flows from adopting this standard. We are currently assessing the additional disclosure requirements, if any, of ASU 2014-15. ASU 2014-15 is effective for annual periods ending after December 31, 2016 and interim periods thereafter, with early adoption permitted.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), as amended in March 2016 by FASB Accounting Standards Update 2016-08, “Principal versus Agent Considerations” (“ASU 2016-08”), in April 2016 by FASB Accounting Standards Update 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), and in May 2016 by FASB Accounting Standards Update 2016-12, “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), which supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. We are currently assessing the impact of ASU 2014-09, as amended, and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. In July 2015, the FASB issued Accounting Standards Update 2015-14, “Deferral of the Effective Date,” which deferred the effective date of ASU 2014-09. ASU 2014-09, as amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, and ASU 2016-12, is now effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years.

NOTE 3. INVESTMENTS

Fair Value

In accordance with ASC 820, our investments’ fair value is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

S-F-22

•	Level 2 — inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

As of June 30, 2016 and March 31, 2016, all of our investments were valued using Level 3 inputs. We transfer investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the three months ended June 30, 2016 and 2015, there were no transfers in or out of Level 1, 2 and 3.

The following table presents our portfolio investments carried at fair value as of June 30, 2016 and March 31, 2016, by caption on our accompanying Consolidated Statements of Assets and Liabilities, and by security type. All investments are primarily valued using Level 3 inputs within the ASC 820 fair value hierarchy:

	Total Recurring Fair Value Measurements
	Reported in Consolidated Statements of Assets and Liabilities
	June 30, 2016	March 31, 2016
Non-Control/Non-Affiliate Investments
Secured first lien debt	$95,802	$92,343
Secured second lien debt	36,773	35,366
Preferred equity	36,875	31,696
Common equity/equivalents	27,036	21,528

Total Non-Control/Non-Affiliate Investments	196,486	180,933
Affiliate Investments
Secured first lien debt	179,586	182,694
Secured second lien debt	28,217	24,118
Preferred equity	68,872	81,854
Common equity/equivalents	1	8,057

Total Affiliate Investments	276,676	296,723
Control Investments
Secured first lien debt	5,000	5,000
Secured second lien debt	5,000	5,000
Preferred equity	7,819	—
Common equity/equivalents	—	—

Total Control Investments	17,819	10,000

Total investments at fair value using Level 3 inputs	$490,981	$487,656

S-F-23

In accordance with the FASB’s ASU No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”), the following table provides quantitative information about our investments valued using Level 3 fair value measurements as of June 30, 2016 and March 31, 2016. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt-related calculations and on the cost basis for all equity-related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of June 30, 2016		Fair Value as of March 31, 2016		Valuation Technique/ Methodology	Unobservable Input	Range / Weighted Average as of June 30, 2016	Range / Weighted Average as of March 31, 2016
Secured first lien debt	$225,461		$238,707		TEV	EBITDA multiple	4.3x – 8.0x / 6.2x	4.4x – 8.2x / 6.3x
						EBITDA	$1,113 - $9,444 / $4,116	$970 - $8,713 / $3,374
						Discount Rate	—	20.0% - 20.0% / 20.0%
	54,927	(A)	41,330	(A)	Yield Analysis	Discount Rate	14.1% - 18.9% / 16.1%	14.2% - 17.7% / 16.4%
Secured second lien debt	50,517	(B)	46,418	(B)	TEV	EBITDA multiple	5.3x – 6.1x / 5.8x	5.5x – 6.2x / 5.9x
						EBITDA	$2,767 - $5,131 / $4,564	$2,718 - $4,851 / $3,790
	19,473		18,066		Yield Analysis	Discount Rate	9.9% - 19.5% / 14.8%	10.1% - 20.0% / 15.1%
Preferred equity (C)	113,566		113,550		TEV	EBITDA multiple	4.3x – 8.0x / 6.2x	4.4x – 8.2x / 6.4x
						EBITDA	$1,113 - $79,086 / $4,371	$0 - $76,487 / $3,565
						Discount Rate	20.0% - 20.0% / 20.0%	20.0% - 20.0% / 20.0%
						Revenue multiple	0.2x – 0.3x / 0.3x	0.2x – 0.5x / 0.4x
						Revenue	$28,065 - $57,529 / $42,800	$29,300 - $56,937 / $42,761
Common equity/equivalents (D)	27,037		29,585		TEV	EBITDA multiple	4.3x – 11.0x / 8.6x	4.4x – 11.0x / 8.7x
						EBITDA	$1,113 - $17,465 / $10,957	$0 - $76,487 / $820
						Discount Rate	20.0% - 20.0% / 20.0%	20.0% - 20.0% / 20.0%
						Revenue multiple	0.2x – 0.2x / 0.2x	0.2x – 0.5x / 0.2x
						Revenue	$57,529 - $57,529 / $57,529	$29,300 - $56,937 / $56,937

Total	$490,981		$487,656

(A)	Fair value as of June 30, 2016 includes one new proprietary debt investment for $0.2 million, which was valued at cost, and one proprietary debt investment for $5.3 million, which was valued at the expected payoff amount. Fair value as of March 31, 2016 includes one proprietary debt investment for $5.3 million which was valued at the expected payoff amount.
(B)	Fair value as of June 30, 2016 includes one new propriety debt investment for $18.6 million, which was valued at cost. Fair value as of March 31, 2016 includes one proprietary debt investment for $14.5 million, which was valued at the expected payoff amount.
(C)	Fair value as of June 30, 2016 includes one new proprietary equity investment for $6.9 million, which was valued at cost. Fair value as of March 31, 2016 includes one proprietary equity investment for $22.3 million, which was valued at the expected exit amount.
(D)	Fair value as of June 30, 2016 includes one new proprietary equity investment for $1, which was valued at cost. Fair value as of March 31, 2016 includes two proprietary equity investments for a combined $8.1 million, which were valued at the expected exit amount.

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in discount rates, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase/(decrease) in discount rates or a (decrease)/increase in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a (decrease)/increase in the fair value of certain of our investments.

S-F-24

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value of our portfolio, broken out by security type, during the three months ended June 30, 2016 and 2015 for all investments for which the Adviser determines fair value using unobservable (Level 3) inputs.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Three months ended June 30, 2016:
Fair value as of March 31, 2016	$280,037	$64,484	$113,550	$29,585	$487,656
Total gain (loss):
Net realized gain (A)	—	—	—	18,806	18,806
Net unrealized appreciation (depreciation) (B)	(1,714)	1,406	15,604	5,007	20,303
Reversal of previously recorded appreciation upon realization (B)	—	—	(14,381)	(6,835)	(21,216)
New investments, repayments and settlements (C):
Issuances / originations	2,976	18,600	6,899	501	28,976
Settlements / repayments	(911)	(14,500)	—	—	(15,411)
Sales	—	—	(8,106)	(20,027)	(28,133)
Transfers	—	—	—	—	—

Fair value as of June 30, 2016	$280,388	$69,990	$113,566	$27,037	$490,981

	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Three months ended June 30, 2015:
Fair value as of March 31, 2015	$267,545	$65,974	$111,090	$21,444	$466,053
Total gain (loss):
Net realized gain (A)	—	—	—	215	215
Net unrealized appreciation (depreciation) (B)	3,833	(107)	(3,589)	3,170	3,307
Reversal of previously recorded appreciation upon realization (B)	—	—	—	(110)	(110)
New investments, repayments and settlements (C):
Issuances / originations	12,082	—	5,244	—	17,326
Settlements / repayments	(4,433)	(800)	—	—	(5,233)
Sales	—	—	—	(315)	(315)
Transfers	—	—	—	—	—

Fair value as of June 30, 2015	$279,027	$65,067	$112,745	$24,404	$481,243

(A)	Included in net realized gain (loss) on investments on our accompanying Consolidated Statements of Operations for the respective periods ended June 30, 2016 and 2015.
(B)	Included in net unrealized appreciation (depreciation) of investments on our accompanying Consolidated Statements of Operations for the periods ended June 30, 2016 and 2015.
(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, PIK and other non-cash disbursements to portfolio companies, as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.

S-F-25

Investment Activity

During the three months ended June 30, 2016, the following significant transactions occurred:

•	In April 2016, we sold our investment in Acme Cryogenics, Inc. (“Acme”), which resulted in dividend income of $2.8 million and a net realized gain of $18.8 million. In connection with the sale, we received net cash proceeds of $44.6 million, including the repayment of our debt investment of $14.5 million at par and net receivables of $0.6 million, which are recorded within Other assets, net on the accompanying Consolidated Statement of Assets and Liabilities.

•	In May 2016, we invested $25.5 million in The Mountain Corporation (“The Mountain”) through a combination of secured second lien debt and preferred equity. The Mountain, headquartered in Keene, New Hampshire, is a designer and manufacturer of premium quality, bold artwear apparel serving a diverse global customer base.

Investment Concentrations

As of June 30, 2016, our investment portfolio consisted of investments in 36 portfolio companies located in 19 states across 17 different industries with an aggregate fair value of $491.0 million, of which our investments in Counsel Press Inc. (“Counsel Press”), Cambridge Sound Management, Inc. (“Cambridge”), The Mountain, SOG Specialty Knives & Tools, LLC (“SOG”), and Nth Degree, Inc. (“Nth Degree”), our five largest portfolio investments at fair value, collectively comprised $127.6 million, or 26.1%, of our total investment portfolio at fair value. The following table summarizes our investments by security type as of June 30, 2016 and March 31, 2016:

	June 30, 2016				March 31, 2016
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$298,312	57.1%	$280,388	57.1%	$296,247	57.2%	$280,037	57.4%
Secured second lien debt	77,078	14.8	69,990	14.3	72,978	14.1	64,484	13.2

Total debt	375,390	71.9	350,378	71.4	369,225	71.3	344,521	70.6
Preferred equity	140,496	26.9	113,566	23.1	141,702	27.3	113,550	23.3
Common equity/equivalents	6,477	1.2	27,037	5.5	7,198	1.4	29,585	6.1

Total equity/equivalents	146,973	28.1	140,603	28.6	148,900	28.7	143,135	29.4

Total investments	$522,363	100.0%	$490,981	100.0%	$518,125	100.0%	$487,656	100.0%

S-F-26

Investments at fair value consisted of the following industry classifications as of June 30, 2016 and March 31, 2016:

	June 30, 2016		March 31, 2016
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Home and Office Furnishings, Housewares, and Durable Consumer Products	$87,454	17.8%	$86,811	17.8%
Diversified/Conglomerate Manufacturing	62,836	12.8	64,986	13.3
Diversified/Conglomerate Service	52,603	10.7	49,901	10.2
Chemicals, Plastics, and Rubber	48,520	9.9	90,602	18.6
Leisure, Amusement, Motion Pictures, Entertainment	41,084	8.4	43,330	8.9
Personal and Non-Durable Consumer Products (Manufacturing Only)	25,826	5.3	315	0.1
Automobile	25,329	5.2	24,402	5.0
Farming and Agriculture	23,971	4.9	21,005	4.3
Containers, Packaging, and Glass	21,227	4.3	20,108	4.1
Machinery (Non-agriculture, Non-construction, Non-electronic)	19,957	4.1	20,011	4.1
Aerospace and Defense	17,819	3.6	10,000	2.1
Cargo Transport	15,065	3.1	14,484	3.0
Beverage, Food and Tobacco	14,132	2.9	9,050	1.8
Textiles and Leather	13,904	2.8	11,995	2.5
Telecommunications	13,230	2.6	14,000	2.9
Other < 2.0%	8,024	1.6	6,656	1.3

Total investments	$490,981	100.0%	$487,656	100.0%

Investments at fair value were included in the following geographic regions of the U.S. as of June 30, 2016 and March 31, 2016:

	June 30, 2016		March 31, 2016
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Northeast	$169,876	34.6%	$183,265	37.6%
South	136,603	27.8	129,934	26.6
West	123,289	25.1	124,713	25.6
Midwest	61,213	12.5	49,744	10.2

Total investments	$490,981	100.0%	$487,656	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have additional business locations in other geographic regions.

S-F-27

Investment Principal Repayments

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of June 30, 2016:

		Amount
For the remaining nine months ending March 31:	2017	$22,160
For the fiscal years ending March 31:	2018	76,326
	2019	81,681
	2020	101,108
	2021	75,515
	Thereafter	18,600

	Total contractual repayments	$375,390
	Investments in equity securities	146,973

	Total cost basis of investments held as of June 30, 2016:	$522,363

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies. Such receivables, net of any allowance for uncollectible receivables, are included in Other assets on our accompanying Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined, based upon management’s judgment, that the portfolio company is unable to pay its obligations. We write off accounts receivable when collection efforts have been exhausted and the receivables are deemed uncollectible. As of June 30, 2016 and March 31, 2016, we had gross receivables from portfolio companies of $0.9 million and $1.0 million, respectively. The allowance for uncollectible receivables was $0.4 million as of both June 30, 2016 and March 31, 2016.

NOTE 4. RELATED PARTY TRANSACTIONS

Transactions with the Adviser

We pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee, as provided for in the Advisory Agreement, and a loan servicing fee for the Adviser’s role as servicer pursuant to our Credit Facility, each as described below. On July 12, 2016, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, approved the annual renewal of the Advisory Agreement through August 31, 2017.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the Adviser, which is 100% indirectly owned and controlled by Mr. Gladstone. David Dullum (our president) is also an executive managing director of the Adviser.

S-F-28

The following table summarizes the base management fees, loan servicing fees, incentive fees, and associated voluntary, non-contractual and irrevocable credits reflected in our accompanying Consolidated Statements of Operations:

	Three Months Ended June 30,
	2016	2015
Average total assets subject to base management fee (A)	$501,800	$490,600
Multiplied by prorated annual base management fee of 2.0%	0.5%	0.5%

Base management fee (B)	2,509	2,453
Credits to fees from Adviser — other (B)	(837)	(845)

Net base management fee	$1,672	$1,608

Loan servicing fee (B)	$1,681	$1,559
Credits to base management fee — loan servicing fee (B)	(1,681)	(1,559)

Net loan servicing fee	$—	$—

Incentive fee (B)	$1,700	$1,291
Credits to fees from Adviser — other (B)	—	—

Net incentive fee	$1,700	$1,291

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 2.0%, computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $53 and $56 for the three month periods ended June 30, 2016 and 2015, respectively, was retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser and primarily for the valuation of portfolio companies.

S-F-29

Loan Servicing Fee

The Adviser also services the loans held by our wholly-owned subsidiary, Business Investment (the borrower under our Credit Facility), in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under our Credit Facility. Since Business Investment is a consolidated subsidiary of ours, coupled with the fact that the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat payment of the loan servicing fee pursuant to our Credit Facility as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, unconditionally, and irrevocably credited back to us by the Adviser.

Incentive Fee

The incentive fee payable to the Adviser under our Advisory Agreement consists of two parts: an income-based incentive fee and a capital gains-based incentive fee.

The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, adjusted appropriately for any share issuances or repurchases during the period (the “Hurdle Rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the Hurdle Rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20.0% of our realized capital gains, less any realized capital losses and unrealized depreciation, calculated as of the end of the preceding calendar year. The capital gains-based incentive fee payable to the Adviser is calculated based on (i) cumulative aggregate realized capital gains since our inception, less (ii) cumulative aggregate realized capital losses since our inception, less (iii) the entire portfolio’s aggregate unrealized capital depreciation, if any, as of the date of the calculation. If this number is positive at the applicable calculation date, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. For calculation purposes, cumulative aggregate realized capital gains, if any, equals the sum of the excess between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the deficit between the net sales price of each investment, when sold, and the original cost of such investment since our inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of deficit between the fair value of each investment security as of the applicable calculation date and the original cost of such investment security. We have not incurred capital gains-based incentive fees from inception through June 30, 2016, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a reporting period, then GAAP requires us to record

S-F-30

a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that any such unrealized capital appreciation will be realized in the future. There has been no GAAP accrual recorded for a capital gains-based incentive fee since our inception through June 30, 2016.

Transactions with the Administrator

We pay the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent as well as salaries and benefits expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief valuation officer, chief compliance officer and general counsel and secretary (who also serves as the Administrator’s president) and their respective staffs. Prior to July 1, 2014, our allocable portion of the expenses was generally derived by multiplying that portion of the Administrator’s expenses allocable to all funds managed by the Adviser and serviced by the Administrator by the percentage of our total assets at the beginning of each quarter in comparison to the total assets at the beginning of each quarter of all funds managed by the Adviser and serviced by the Administrator.

Effective July 1, 2014, our allocable portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter. On July 12, 2016, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2017.

Other Transactions

Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee. The fees received by Gladstone Securities from portfolio companies during the three month periods ended June 30, 2016 and 2015 totaled $0.3 million and $0.2 million, respectively.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	As of June 30,	As of March 31
	2016	2016
Base management and loan servicing fee due to Adviser, net of credits	$395	$647
Incentive fee due to Adviser	1,700	1,224
Other due to Adviser	16	41

Total fees due to Adviser	$2,111	$1,912
Fee due to Administrator	$299	$311

Total related party fees due	$2,410	$2,223

S-F-31

Net co-investment expenses payable to Gladstone Capital Corporation, one of our affiliated funds, (for reimbursement purposes) and payables to other affiliates totaled $56 and $19 as of June 30, 2016 and March 31, 2016, respectively. These amounts were paid in full in the quarter subsequent to being incurred and have been included in Other liabilities on the accompanying Consolidated Statements of Assets and Liabilities as of June 30, 2016 and March 31, 2016, respectively.

NOTE 5. BORROWINGS

Revolving Line of Credit

On June 26, 2014, we, through our wholly-owned subsidiary, Business Investment, entered into Amendment No. 1 to the Fifth Amended and Restated Credit Agreement originally entered into on April 30, 2013. The revolving period was extended to June 26, 2017, and if not renewed or extended by June 26, 2017, all principal and interest will be due and payable on or before June 26, 2019 (two years after the revolving period end date). Subject to certain terms and conditions, our Credit Facility can be expanded to a total facility amount of $250.0 million, through additional commitments of existing or new committed lenders. On September 19, 2014, we further increased our borrowing capacity under our Credit Facility to $185.0 million by entering into Joinder Agreements pursuant to our Credit Facility. Advances under our Credit Facility generally bear interest at 30-day London Interbank Offered Rate (“LIBOR”), plus 3.25% per annum, and our Credit Facility includes a fee of 0.50% on undrawn amounts. Once the revolving period ends, the interest rate margin increases to 3.75% for the period from June 26, 2017 to June 26, 2018, and further increases to 4.25% through maturity.

The following tables summarize noteworthy information related to our Credit Facility:

	As of June 30,	As of March 31,
	2016	2016
Commitment amount	$185,000	$185,000
Borrowings outstanding at cost	79,600	95,000
Availability (A)	105,400	90,000

	For the Three Months Ended June 30,
	2016	2015
Weighted average borrowings outstanding	$79,876	$103,142
Effective interest rate (B)	4.4%	3.9%
Commitment (unused) fees incurred	$133	$102

(A)	Availability is subject to various constraints imposed under our Credit Facility, which equated to an adjusted availability of $62.2 million and $47.1 million as of June 30, 2016 and March 31, 2016, respectively.
(B)	Excludes the impact of deferred financing fees and includes weighted average unused commitment fees.

Among other things, our Credit Facility contains a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatory redeemable term preferred stock) of $170 million plus 50% of all equity and subordinated debt raised minus any equity or subordinated debt redeemed or retired after June 26, 2014, which equates to $224.9 million as of June 30, 2016, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of June 30, 2016, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $415.6 million, an asset coverage ratio on our senior securities representing indebtedness of 574.4%, calculated in compliance with the requirements of Section 18 of the 1940 Act, and an active status as a BDC and RIC. Our Credit Facility requires a minimum of 12 obligors in the borrowing base and, as of June 30, 2016, we had 29 obligors. As of June 30, 2016, we were in compliance with all covenants under our Credit Facility.

Pursuant to the terms of our Credit Facility, in July 2013, we entered into an interest rate cap agreement with KeyBank National Association effective October 2013 for a notional amount of $45.0 million. The interest rate cap agreement expired in April 2016. Prior to its expiration in April 2016, the agreement effectively limited the

S-F-32

interest rate on a portion of our borrowings under our Credit Facility. We incurred a premium fee of $75 in conjunction with this agreement, which was recorded in Realized loss on other on our accompanying Consolidated Statements of Operations during the three months ended June 30, 2016. As of March 31, 2016, the fair value of our interest rate cap agreement was $0.

Secured Borrowing

In August 2012, we entered into a participation agreement with a third-party related to $5.0 million of our secured second lien term debt investment in Ginsey Home Solutions, Inc. (“Ginsey”). In May 2014, we amended the agreement with the third-party to include an additional $0.1 million. ASC Topic 860, “Transfers and Servicing” requires us to treat the participation as a financing-type transaction. Specifically, the third-party has a senior claim to our remaining investment in the event of default by Ginsey which, in part, resulted in the loan participation bearing a rate of interest lower than the contractual rate established at origination. Therefore, our accompanying Consolidated Statements of Assets and Liabilities reflects the entire secured second lien term debt investment in Ginsey and a corresponding $5.1 million secured borrowing liability. The secured borrowing has a stated fixed interest rate of 7.0% and a maturity date of January 3, 2021.

Fair Value

We elected to apply the fair value option of ASC Topic 825, “Financial Instruments,” to our Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of our Credit Facility is determined using a yield analysis which includes a DCF calculation and also takes into account the Valuation Team’s own assumptions, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. At each of June 30, 2016 and March 31, 2016, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.25% per annum, plus a 0.50% unused fee. Generally, an increase or decrease in the discount rate used in the DCF calculation may result in a corresponding decrease or increase, respectively, in the fair value of our Credit Facility. At each of June 30, 2016 and March 31, 2016, our Credit Facility was valued using Level 3 inputs and any changes in its fair value are recorded in Net unrealized depreciation (appreciation) of other on our accompanying Consolidated Statements of Operations.

The following tables present our Credit Facility carried at fair value as of June 30, 2016 and March 31, 2016, by caption on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and a roll-forward of the changes in fair value during the three months ended June 30, 2016 and 2015:

	Level 3 – Borrowings
	Recurring Fair Value Measurements Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	June 30, 2016	March 31, 2016
Credit Facility	$79,600	$95,000

Fair Value Measurements of Borrowings Using Significant Unobservable Inputs (Level 3)
Reported in Consolidated Statements of Assets and Liabilities
Credit Facility
Three months ended June 30, 2016:
Fair value at March 31, 2016	$95,000
Borrowings	31,100
Repayments	(46,500)

Fair value at June 30, 2016	$79,600

S-F-33

Fair Value Measurements of Borrowings Using Significant Unobservable Inputs (Level 3)
Reported in Consolidated Statements of Assets and Liabilities
Credit Facility
Three months ended June 30, 2015:
Fair value at March 31, 2015	$118,800
Borrowings	38,500
Repayments	(67,550)

Fair value at June 30, 2015	$89,750

The fair value of the collateral under our Credit Facility was $458.4 million and $461.4 million as of June 30, 2016 and March 31, 2016, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

The following tables summarize our 7.125% Series A Cumulative Term Preferred Stock (our “Series A Term Preferred Stock” or “Series A”), 6.75% Series B Cumulative Term Preferred Stock (our “Series B Term Preferred Stock” or “Series B”), and our 6.50% Series C Cumulative Term Preferred Stock (our “Series C Term Preferred Stock” or “Series C”) outstanding as of June 30, 2016 and March 31, 2016:

As of June 30, 2016:

Class of Term Preferred Stock	Ticker Symbol	Date Issued	Redemption Date (A)	Interest Rate	Shares Outstanding	Liquidation Preference per Share	Total Liquidation Preference
Series A	GAINP	March 6, 2012	February 28, 2017	7.125%	1,600,000	$25.00	$40,000
Series B	GAINO	November 13, 2014	December 31, 2021	6.750%	1,656,000	25.00	41,400
Series C	GAINN	May 12, 2015	May 31, 2022	6.500%	1,610,000	25.00	40,250

Term preferred stock, gross (B)					4,866,000	$25.00	$121,650
Less: Discounts							(2,967)

Term preferred stock, net (C)							$118,683

As of March 31, 2016:

Class of Term Preferred Stock	Ticker Symbol	Date Issued	Redemption Date (A)	Interest Rate	Shares Outstanding	Liquidation Preference per Share	Total Liquidation Preference
Series A	GAINP	March 6, 2012	February 28, 2017	7.125%	1,600,000	$25.00	$40,000
Series B	GAINO	November 13, 2014	December 31, 2021	6.750%	1,656,000	25.00	41,400
Series C	GAINN	May 12, 2015	May 31, 2022	6.500%	1,610,000	25.00	40,250

Term preferred stock, gross (B)					4,866,000	$25.00	$121,650
Less: Discounts							(3,185)

Term preferred stock, net (C)							$118,465

(A)	Represents the mandatory redemption date for each of our series of mandatorily redeemable preferred stock. The optional redemption dates for each of our series of mandatorily redeemable preferred stock are February 28, 2016 for our Series A Term Preferred Stock, December 31, 2017 for our Series B Term Preferred Stock, and May 31, 2018 for our Series C Term Preferred Stock.
(B)	As of June 30, 2016 and March 31, 2016, the asset coverage on our senior securities that are stock calculated pursuant to Section 18 of the 1940 Act was 239.7% and 221.4%, respectively.

S-F-34

(C)	Reflected as a line item on our accompanying Consolidated Statement of Assets and Liabilities pursuant to the adoption of ASU 2015-03. Refer to Note 2 — Summary of Significant Accounting Policies – Reclassifications for additional information regarding the adoption of ASU 2015-03.

The following tables summarize dividends declared by our Board of Directors and paid by us on each of our series of mandatorily redeemable preferred stock during the three months ended June 30, 2016 and 2015:

For the Three Months Ended June 30, 2016:

Declaration Date	Record Date	Payment Date	Dividend per Series A Term Preferred Share	Dividend per Series B Term Preferred Share	Dividend per Series C Term Preferred Share
April 12, 2016	April 22, 2016	May 2, 2016	$0.1484375	$0.140625	$0.135417
April 12, 2016	May 19, 2016	May 31, 2016	0.1484375	0.140625	0.135417
April 12, 2016	June 17, 2016	June 30, 2016	0.1484375	0.140625	0.135417

		Total	$0.4453125	$0.421875	$0.406251

For the Three Months Ended June 30, 2015:

Declaration Date	Record Date	Payment Date	Dividend per Series A Term Preferred Share	Dividend per Series B Term Preferred Share	Dividend per Series C Term Preferred Share
April 14, 2015	April 24, 2015	May 5, 2015	$0.1484375	$0.140625	$—
April 14, 2015	May 19, 2015	May 29, 2015	0.1484375	0.140625	—
April 14, 2015	June 19, 2015	June 30, 2015	0.1484375	0.140625	—
May 14, 2015 (A)	June 19, 2015	June 30, 2015	—	—	0.221181

		Total	$0.4453125	$0.421875	$0.221181

(A)	Represents a combined dividend for a prorated month of May 2015, based upon the issuance date of our Series C Term Preferred Stock, combined with a full month of June 2015.

The tax character of dividends paid by us to our preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

In accordance with ASC Topic 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded our mandatorily redeemable preferred stock at cost as of June 30, 2016 and March 31, 2016. The related dividend payments to preferred stockholders are treated as dividend expense on our accompanying Consolidated Statements of Operations at the ex-dividend date.

The following table summarizes the fair value of each of our series of mandatorily redeemable preferred stock based on the last reported closing sale price as of June 30, 2016 and March 31, 2016, each of which we consider to be a Level 1 input within the fair value hierarchy:

	Fair Value as of
	June 30, 2016	March 31, 2016
Series A Term Preferred Stock	$40,656	$40,944
Series B Term Preferred Stock	41,963	40,738
Series C Term Preferred Stock	40,234	38,849

Total	$122,853	$120,531

S-F-35

NOTE 7. REGISTRATION STATEMENT AND COMMON EQUITY OFFERINGS

Registration Statement

On June 16, 2015, we filed a registration statement on Form N-2 (File No. 333-204996) with the SEC and subsequently filed a Pre-Effective Amendment No. 1 to the registration statement on July 28, 2015, which the SEC declared effective on July 29, 2015. On June 8, 2016, we filed Post-Effective Amendment No. 1 to the registration statement, which the SEC declared effective on July 28, 2016. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common or preferred stock, including through concurrent, separate offerings of such securities. No securities have been issued to date under the registration statement.

NOTE 8. NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER WEIGHTED AVERAGE COMMON SHARE

The following table sets forth the computation of basic and diluted net increase (decrease) in net assets resulting from operations per weighted average common share for the three months ended June 30, 2016 and 2015:

	Three Months Ended June 30,
	2016	2015
Numerator: net increase in net assets resulting from operations	$24,534	$8,559
Denominator: basic and diluted weighted average common shares	30,270,958	30,260,079

Basic and diluted net increase in net assets resulting from operations per weighted average common share	$0.81	$0.28

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify for treatment as a RIC under Subchapter M of the Code, we must generally distribute to our stockholders, for each taxable year, at least 90% of our ordinary income plus the excess of our net short-term capital gains over net long-term capital losses (“Investment Company Taxable Income”). The amount to be paid out as distributions to our common stockholders is determined by our Board of Directors quarterly and is based on management’s estimate of Investment Company Taxable Income. Based on that estimate, our Board of Directors declares three monthly distributions to common stockholders each quarter.

The federal income tax characteristics of all distributions (including preferred stock dividends) will be reported to stockholders on Internal Revenue Service Form 1099 after the end of each calendar year.

We paid the following monthly distributions to our common stockholders for the three months ended June 30, 2016 and 2015:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2017	April 12, 2016	April 22, 2016	May 2, 2016	$0.0625
	April 12, 2016	May 19, 2016	May 31, 2016	0.0625
	April 12, 2016	June 17, 2016	June 30, 2016	0.0625

		Three months ended June 30, 2016:		$0.1875

S-F-36

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2016	April 14, 2015	April 24, 2015	May 5, 2015	$0.0625
	April 14, 2015	May 19, 2015	May 29, 2015	0.0625
	April 14, 2015	June 19, 2015	June 30, 2015	0.0625

		Three months ended June 30, 2015:		$0.1875

Aggregate distributions to our common stockholders declared quarterly and paid were $5.7 million for both the three months ended June 30, 2016 and 2015 and were declared based on estimates of Investment Company Taxable Income for each respective fiscal year. We determine the tax characterization of distributions to our common stockholders as of the end of our fiscal year, based upon our taxable income for the full year and distributions paid during the full year. Therefore, a determination of tax characterization made on a quarterly basis may not be representative of the actual tax characterization of distributions for the full year. If we determined the tax characterization of our distributions as of June 30, 2016, 100% would be from ordinary income and 0% would be a return of capital. For the three months ended June 30, 2016, we recorded $0.1 million of net estimated adjustments for permanent book-tax differences to reflect tax character which decreased Capital in excess of par value by $115, increased Accumulated net realized gain (loss) by $74 and increased Net investment income in excess of distributions by $40 on our accompanying Consolidated Statement of Assets and Liabilities. For the fiscal year ended March 31, 2016, Investment Company Taxable Income exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $6.9 million of the first distributions paid to common stockholders in fiscal year 2017, as having been paid in the prior year.

NOTE 10. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operation or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of June 30, 2016 and March 31, 2016, we had no established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we will enter into arrangements relating to exits of certain investments whereby specific amounts of the proceeds are held in escrow to be used to satisfy potential obligations, as stipulated in the sales agreements. We record escrow amounts in Restricted cash and cash equivalents, if received in cash but subject to potential obligations, or as escrow receivables in Other assets, net, if not yet received in cash, on our accompanying Consolidated Statements of Assets and Liabilities. We establish a reserve against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not ultimately be released or received at the end of the escrow period. Reserves against escrow amounts were $0.5 million as of June 30, 2016. There were no aggregate reserves recorded against escrow amounts as of March 31, 2016.

Financial Commitments and Obligations

We have lines of credit and other uncalled capital commitments to certain of our portfolio companies that have not been fully drawn. Since these lines of credit and other uncalled capital commitments have expiration dates and we expect many will never be fully drawn, the total line of credit and other uncalled capital commitment

S-F-37

amounts do not necessarily represent future cash requirements. In February 2015, we executed a capital call commitment with Tread and its senior credit facility lender, which expires in February 2018. Under the terms of the agreement, we may be required to fund additional capital up to $10.0 million in Tread, with such commitment limited at all times to the actual amount outstanding under Tread’s senior credit facility. The actual amount outstanding under Tread’s senior credit facility as of June 30, 2016 and March 31, 2016 was $3.3 million and $5.1 million, respectively. We estimate the fair value of the combined unused line of credit and other uncalled capital commitments as of June 30, 2016 and March 31, 2016 to be immaterial.

In addition to the lines of credit and other uncalled capital commitments to our portfolio companies, we have also extended certain guaranties on behalf of one of our portfolio companies. During the three months ended June 30, 2016 and 2015, we have not been required to make any payments on any of the guaranties, and we consider the credit risks to be remote and the fair value of the guaranties as of June 30, 2016 and March 31, 2016 to be immaterial.

As of June 30, 2016, the following guaranties were outstanding:

•	In February 2010, we executed a guaranty of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC (“Agricredit”) and Country Club Enterprises, LLC (“CCE”). The Floor Plan Facility provides CCE with financing of up to $2.0 million to bridge the time and cash flow gap between the order dates and delivery dates of golf carts to customers. The guaranty was renewed in February of each subsequent year through February 2016 and expires in February 2017, unless it is renewed again by us, CCE and Agricredit.

•	In April 2010, we executed a guaranty of vendor recourse for individual customer transactions (the “Recourse Facility”) between Wells Fargo Financial Leasing, Inc. and CCE. The Recourse Facility provides CCE with the ability to provide vendor recourse up to a limit of $0.2 million on transactions with long-time customers who lack the financial history to qualify for third-party financing. These individual transactions have terms to maturity that expire in October 2016.

The following table summarizes the principal balances of unused line of credit and other uncalled capital commitments and guaranties as of June 30, 2016 and March 31, 2016, which are not reflected as liabilities in the accompanying Consolidated Statements of Assets and Liabilities:

	June 30, 2016	March 31, 2016
Unused line of credit and other uncalled capital commitments	$6,868	$10,564
Guaranties	2,211	2,279

Total	$9,079	$12,843

S-F-38

NOTE 11. FINANCIAL HIGHLIGHTS

	Three Months Ended June 30,
	2016	2015
Per Common Share Data:
Net asset value at beginning of period (A)	$9.22	$9.18
Income from investment operations (B)
Net investment income	0.23	0.17
Net realized gain on sale of investments and other	0.61	0.01
Net unrealized (depreciation) appreciation of investments and other	(0.03)	0.11

Total from investment operations	0.81	0.29
Effect of equity capital activity (B)
Cash distributions to common stockholders (C)	(0.19)	(0.19)
Shelf registration offering costs	—	(0.01)
Net dilutive effect of equity offering (D)	—	(0.03)

Total from equity capital activity	(0.19)	(0.23)

Net asset value at end of period (A)	$9.84	$9.24

Per common share market value at beginning of period	$7.02	$7.40
Per common share market value at end of period	7.16	7.95
Total investment return (E)	4.75%	10.07%
Common stock outstanding at end of period (A)	30,270,958	30,270,958

Statement of Assets and Liabilities Data :
Net assets at end of period	$297,880	$279,754
Average net assets (F)	285,546	278,746

Senior Securities Data :
Total borrowings, at cost	$84,696	$94,846
Mandatorily redeemable preferred stock	121,650	121,650

Ratios/Supplemental Data:
Ratio of net expenses to average net assets — annualized (G)	10.62%	10.82%
Ratio of net investment income to average net assets — annualized (H)	9.54	7.41

(A)	Based on actual common shares outstanding at the end of the corresponding period.
(B)	Based on weighted average basic common share data for the corresponding period.
(C)	The tax character of distributions is determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)	During the three months ended June 30, 2015, the dilution is the result of issuing common shares in April 2015 at a price below the then current NAV per share.
(E)	Total return equals the change in the market value of our common stock from the beginning of the period, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9 — Distributions to Common Stockholders.
(F)	Calculated using the average balance of net assets at the end of each month of the reporting period.
(G)	Ratio of net expenses to average net assets is computed using total expenses, net of any voluntary, unconditional, and irrevocable credits of fees from the Adviser. Had we not received any voluntary, unconditional, and irrevocable credits of fees due to the Adviser, the ratio of expenses to average net assets — annualized would have been 14.15% and 14.27% for the three months ended June 30, 2016 and 2015, respectively.
(H)	Had we not received any voluntary, unconditional, and irrevocable credits of fees from the Adviser, the ratio of net investment income to average net assets — annualized would have been 6.02% and 3.96% for the three months ended June 30, 2016 and 2015, respectively.

S-F-39

NOTE 12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

We have one unconsolidated subsidiary, Galaxy Tool Holding Corporation (“Galaxy”), which met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X as of or during at least one of the three month periods ended June 30, 2016 and 2015. Accordingly, summarized, comparative financial information, pursuant to Rule 10-01(b) is presented below for Galaxy, which is a designer and manufacturer of precision tools for the business jet industry and of injection and blow molds for the plastics industry.

	For the Three Months Ended June 30,
Income Statement	2016	2015
Net sales	$6,148	$6,066
Gross profit	1,551	392
Net profit (loss)	604	(700)

NOTE 13. SUBSEQUENT EVENTS

Distributions

In July 2016, our Board of Directors declared the following monthly distributions to common stockholders and dividends to holders of our Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock:

Record Date	Payment Date	Distribution per Common Share	Dividend per Series A Term Preferred Share	Dividend per Series B Term Preferred Share	Dividend per Series C Term Preferred Share
July 22, 2016	August 2, 2016	$0.0625	$0.1484375	$0.140625	$0.135417
August 22, 2016	August 31, 2016	0.0625	0.1484375	0.140625	0.135417
September 21, 2016	September 30, 2016	0.0625	0.1484375	0.140625	0.135417

Total for the Quarter:		$0.1875	$0.4453125	$0.421875	$0.406251

S-F-40

CERTIFICATE OF DESIGNATION

OF

6.25% SERIES D CUMULATIVE TERM PREFERRED STOCK DUE 2023

OF

GLADSTONE INVESTMENT CORPORATION

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

Gladstone Investment Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that pursuant to the authority contained in its amended and restated certificate of incorporation, as amended from time to time (the “Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (“DGCL”), the Board of Directors has duly approved and adopted the following resolutions on September 19, 2016:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors” which term as used herein shall include any duly authorized committee of the Board of Directors) by the Certificate of Incorporation and as set forth in Section 151 of the DGCL, the Board of Directors does hereby approve to classify 3,000,000 authorized but unissued shares of Preferred Stock of the Corporation without designation as to series, with a par value of $0.001 per share, as 6.25% Series D Cumulative Term Preferred Stock due 2023 (“Series D Term Preferred Stock”), having the designations, preferences, relative, participating, optional and other special rights and the qualifications, limitations and restrictions thereof that are set forth in the Certificate of Incorporation and in this resolution as follows:

1.1 Definitions. Unless the context or use indicates another or different meaning or intent, each of the following terms when used in this Certificate of Designation shall have the meaning ascribed to it below:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“1940 Act Asset Coverage” means “asset coverage,” as defined for purposes of Sections 18(h) and 61 of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation, including all outstanding shares of Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock or the Series D Term Preferred Stock (or such other percentage as may in the future be specified in the 1940 Act or by rule, regulation or order of the SEC as the minimum asset coverage for senior securities of a business development company).

“Adviser” means Gladstone Management Corporation, a Delaware corporation, or such other entity as shall be then serving as the investment adviser of the Corporation, and shall include, as appropriate, any sub-adviser duly appointed by the Adviser and approved in accordance with the requirements of the 1940 Act.

“Asset Coverage” means “asset coverage” of a class of senior security, as defined for purposes of Sections 18(h) and 61 of the 1940 Act as in effect on the date hereof, determined for the Corporation and its majority-owned subsidiaries (as such term is defined in the 1940 Act and subject to any exemptive relief from the SEC) on a consolidated basis and on the basis of values calculated as of a time within 48 hours (only including Business Days) next preceding the time of such determination.

“Asset Coverage Cure Date” means, with respect to the failure by the Corporation to have Asset Coverage at the time specified in Section 2.4(a), the date that is ninety (90) calendar days following the date of such failure.

“Board of Directors” has the meaning as set forth in the Preamble of this Certificate of Designation.

“Business Day” means any calendar day on which the NASDAQ is open for trading.

“By-laws” means the Amended and Restated By-laws of the Corporation, as amended or restated from time to time.

“Calendar Quarter” means any of the three month periods ending March 31, June 30, September 30, or December 31 of each year.

“Capital Stock” means the capital stock of the Corporation authorized by the Certificate of Incorporation.

“Certificate of Designation” means this Certificate of Designation, as amended from time to time.

“Certificate of Incorporation” has the meaning as set forth in the Preamble to this Certificate of Designation.

“Change of Control Redemption” has the meaning set forth in Section 2.5(d).

“Change of Control Redemption Date” means a date selected by the Corporation for the Change of Control Redemption, which date shall be within three (3) Business Days after the occurrence of the applicable Change of Control Triggering Event.

“Change of Control Redemption Price” has the meaning set forth in Section 2.5(d).

“Change of Control Triggering Event” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Corporation’s assets and the assets of the Corporation’s subsidiaries, taken as a whole, to any Person, other than the Corporation or one of the Corporation’s subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Corporation’s outstanding Voting Stock or other Voting Stock into which the Corporation’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) the Corporation consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Corporation, in any such event pursuant to a transaction in which any of the Corporation’s outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Corporation’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person or any direct or indirect parent company of the surviving Person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to the Corporation’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control Triggering Event under clause (2) above if (i) the Corporation becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Corporation’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the shares of common stock, with a par value of $.001 per share, of the Corporation.

“Corporation” has the meaning as set forth in the Preamble to this Certificate of Designation.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Corporation as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Custodian Agreement” means the Custodian Agreement by and among the Custodian and the Corporation with respect to the Series D Term Preferred Stock.

“Date of Original Issue” means September 26, 2016.

“Default” has the meaning as set forth in Section 2.2(g)(i).

“Default Period” has the meaning as set forth in Section 2.2(g)(i).

“Default Rate” has the meanings as set forth in Section 2.2(g)(i).

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(A)	cash or any cash equivalent;

(B)	any U.S. Government Obligation;

(C)	any Short-Term Money Market Instrument;

(D)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or

(E)	any letter of credit from a bank or other financial institution that has a credit rating from at least one nationally recognized statistical rating organization that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of the date of this Certificate of Designation (or such rating’s future equivalent).

“DGCL” has the meaning set forth in the preamble to this Certificate of Designation.

“Dividend Default” shall have the meaning as set forth in Section 2.2(g)(i).

“Dividend Payment Date” means the last Business Day of each Dividend Period.

“Dividend Period” means, with respect to each share of Series D Term Preferred Stock, in the case of the first Dividend Period, the period beginning on the Date of Original Issue and ending on and including October 31, 2016 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.

“Dividend Rate” means, as of any date, the Fixed Dividend Rate as adjusted, if a Default Period shall be in existence on such date, in accordance with the provisions of Section 2.2(g).

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent and the Custodian, shall be sent by such means to each of its representatives set forth in the Redemption and Paying Agent Agreement and the Custodian Agreement, respectively.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fixed Dividend Rate” means 6.25% per annum.

“Holder” means, with respect to the Series D Term Preferred Stock or any other security issued by the Corporation, a Person in whose name such security is registered in the registration books of the Corporation maintained by the Redemption and Paying Agent or otherwise.

“Liquidation Preference” means $25.00 per share.

“Mandatory Redemption Price” has the meaning as set forth in Section 2.5(b)(i).

“Market Value” of any asset means, for securities for which market quotations are readily available, the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that include consideration of: yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine recommended valuations.

“NASDAQ” means the NASDAQ Global Select Market.

“Non-Call Period” means the period beginning on the Date of Original of Issue and ending at the close of business on September 30, 2018, during which the Series D Term Preferred Stock shall not be subject to redemption at the option of the Corporation.

“Notice of Redemption” has the meaning as set forth in Section 2.5(e).

“Optional Redemption Date” has the meaning as set forth in Section 2.5(c)(i).

“Optional Redemption Price” has the meaning as set forth in Section 2.5(c)(i).

“Outstanding” means, as of any date with respect to the Series D Term Preferred Stock, the number of shares of Series D Term Preferred Stock theretofore issued by the Corporation except (without duplication):

(i)	any shares of the Series D Term Preferred Stock theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof;

(ii)	any shares of Series D Term Preferred Stock as to which the Corporation shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 2.5 hereof; and

(iii)	any shares of Series D Term Preferred Stock as to which the Corporation shall be the Holder or the beneficial owner.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Stock” means any Capital Stock of the Corporation classified as preferred stock, including shares of Series A Term Preferred Stock, shares of Series B Term Preferred Stock, shares of Series C Term Preferred

Stock, or Series D Term Preferred Stock, shares of any other series of such preferred stock now or hereafter issued by the Corporation, and any other shares of Capital Stock hereafter authorized and issued by the Corporation of a class having priority over any other class as to distribution of assets or payments of dividends.

“Redemption and Paying Agent” means Computershare Inc. and its successors or any other redemption and paying agent appointed by the Corporation with respect to the Series D Term Preferred Stock.

“Redemption and Paying Agent Agreement” means the Redemption and Paying Agent Agreement or other similarly titled agreement by and among the Redemption and Paying Agent for the Series D Term Preferred Stock and the Corporation.

“Redemption Date” has the meaning as set forth in Section 2.5(e).

“Redemption Default” has the meaning as set forth in Section 2.2(g)(i).

“Redemption Price” means the Term Redemption Price, the Mandatory Redemption Price, the Optional Redemption Price or the Change of Control Redemption Price, as applicable.

“SEC” means the Securities and Exchange Commission.

“SEC Report” means, with respect to any Calendar Quarter, the Corporation’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed by the Corporation with the SEC with respect to such Calendar Quarter (or, in the case of the Calendar Quarter that is the last Calendar Quarter in the Corporation’s fiscal year, with respect to the fiscal year that includes such Calendar Quarter).

“Securities Depository” means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository as set forth in this Certificate of Designation with respect to the Series D Term Preferred Stock.

“Series A Term Preferred Stock” means the Corporation’s 7.125% Series A Cumulative Term Preferred Stock, par value $0.001 per share.

“Series B Term Preferred Stock” means the Corporation’s 6.75% Series B Cumulative Term Preferred Stock, par value $0.001 per share.

“Series C Term Preferred Stock” means the Corporation’s 6.50% Series C Cumulative Term Preferred Stock, par value $0.001 per share.

“Series D Term Preferred Stock” has the meaning as set forth in the preamble hereto.

“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

(i)	commercial paper rated A-1 if such commercial paper matures within 30 days or A-1+ if such commercial paper matures in over 30 days;

(ii)

demand or time deposits in, and bankers’ acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and

(iii)	overnight funds.

“Term Redemption Date” means September 30, 2023.

“Term Redemption Price” has the meaning set forth in Section 2.5(a).

“U.S. Government Obligations” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States treasury bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” has the meaning as set forth in Section 2.6(b)(i).

“Voting Stock” means, with respect to any specified Person that is a corporation as of any date, the capital stock of such Person that is as of such date entitled to vote generally in the election of the directors of such Person.

1.2 Interpretation. The headings preceding the text of the Sections included in this Certificate of Designation are for convenience only and shall not be deemed part of this Certificate of Designation or be given any effect in interpreting this Certificate of Designation. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Certificate of Designation. The use of the terms “including” or “include” shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively. Reference to any Person includes such Person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually.

Reference to any agreement (including this Certificate of Designation), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Except as otherwise expressly set forth herein, reference to any law means such law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Sections shall refer to those portions of this Certificate of Designation. The use of the terms “hereunder,” “hereof,” “hereto” and words of similar import shall refer to this Certificate of Designation as a whole and not to any particular Section or clause of this Certificate of Designation.

2.1 Number of Shares; Ranking.

(a) A series of 3,000,000 shares of Preferred Stock are hereby designated as the Series D Term Preferred Stock. Each share of Series D Term Preferred Stock shall have such preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Certificate of Incorporation, as are set forth in this Certificate of Designation. The Series D Term Preferred Stock shall constitute a separate series of Capital Stock and each share of Series D Term Preferred Stock shall be identical. No fractional shares of Series D Term Preferred Stock shall be issued.

(b) The Series D Term Preferred Stock shall rank on parity with shares of any other series of Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation. The Series D Term Preferred Stock shall have preference with respect to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation over the Common Stock as set forth herein.

(c) No Holder of shares of Series D Term Preferred Stock shall have, solely by reason of being such a Holder, any preemptive or other right to acquire, purchase or subscribe for any share of Series D Term Preferred Stock, Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, other Preferred Stock or shares of Common Stock or other securities of the Corporation that it may hereafter issue or sell.

2.2 Dividends and Distributions.

(a) The Holders of shares of Series D Term Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, or a duly authorized committee thereof, out of funds legally available therefor and in preference to dividends and distributions on the Common Stock, cumulative cash dividends and distributions on each share of Series D Term Preferred Stock, calculated separately for each Dividend Period for the Series D Term Preferred Stock at the Dividend Rate in effect from time to time for the Series D Term Preferred Stock during such Dividend Period, computed on the basis of a 360-day year consisting of twelve 30-day months, on an amount equal to the Liquidation Preference for a share of the Series D Term Preferred Stock, and no more. Dividends and distributions on the Series D Term Preferred Stock shall accumulate from the Date of Original Issue and shall be payable monthly in arrears as provided in Section 2.2(f). Dividends payable on the Series D Term Preferred Stock for any period of less than a full monthly Dividend Period (including the period of less than a full calendar month included in the first Dividend Period) or upon any redemption of such shares on any Redemption Date other than on a Dividend Payment Date, shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed for any period of less than one month.

(b) Dividends on shares of the Series D Term Preferred Stock with respect to any Dividend Period shall be declared to the Holders of record of such shares as their names shall appear on the registration books of the Corporation at the close of business on the applicable record date, which shall be such date designated by the Board of Directors that is not more than twenty (20) nor less than seven (7) calendar days prior to the Dividend Payment Date with respect to such Dividend Period, and shall be paid as provided further in Section 2.2(f) hereof; provided, however, that dividends with respect to the first Dividend Period of the Series D Term Preferred Stock will be paid on October 31, 2016 to holders of record of such Series D Term Preferred Stock as their names appear on the registration books of the Corporation at the close of business on October 21, 2016.

(c)(i)	No full dividends and distributions shall be declared or paid on shares of the Series D Term Preferred Stock for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent dividend payment dates therefor for all outstanding shares of Preferred Stock have been or contemporaneously are declared and paid through the most recent dividend payment dates therefor. If full cumulative dividends and distributions due have not been declared and paid on all outstanding Preferred Stock of any series, any dividends and distributions being declared and paid on the Series D Term Preferred Stock will be declared and paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Term Preferred Stock on the relevant dividend payment date for such series. No Holders of shares of Series D Term Preferred Stock shall be entitled to any dividends and distributions, whether payable in cash, property or shares, in excess of full cumulative dividends and distributions as provided in this Section 2.2(c)(i) on the Series D Term Preferred Stock.

(ii)

For so long as any shares of Series D Term Preferred Stock are Outstanding, the Corporation shall not: (x) declare any dividend or other distribution (other than a dividend or distribution paid in shares of Common Stock) in respect of the Common Stock, (y) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock, or (z) pay any proceeds of the liquidation of the Corporation in respect of the Common Stock, unless, in each case, (A) immediately thereafter, the Corporation shall have 1940 Act Asset Coverage after deducting the amount of such dividend or distribution or redemption or purchase price or liquidation proceeds, (B) all cumulative dividends and distributions on all shares of Series D Term Preferred Stock and all other Preferred Stock ranking on a parity with the Series D Term Preferred Stock due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid (or shall have been declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment thereof shall have been deposited irrevocably with the paying agent for such Preferred Stock) and (C) the Corporation shall have deposited Deposit Securities pursuant to and in accordance with the requirements of Section 2.5(e)(ii) hereof with respect to Outstanding shares of Series D Term Preferred Stock to be redeemed pursuant to Section 2.5(a), Section 2.5(b), or Section 2.5(d) hereof for which a Notice of Redemption shall have been given or shall have been required to be given in accordance with the terms hereof on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition.

(iii)	Any dividend payment made on shares of Series D Term Preferred Stock shall first be credited against the dividends and distributions accumulated with respect to the earliest Dividend Period for which dividends and distributions have not been paid.

(d) Not later than 12:00 noon, New York City time, on the Dividend Payment Date, the Corporation shall deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on such date sufficient to pay the dividends and distributions that are payable on such Dividend Payment Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment or reinvestment of any such Deposit Securities prior to the Dividend Payment Date, provided that such investment consists exclusively of Deposit Securities and provided further that the proceeds of any such investment will be available as same day funds at the opening of business on such Dividend Payment Date.

(e) All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends payable on the Series D Term Preferred Stock shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders entitled to the payment of such dividends pursuant to Section 2.2(f). Any moneys paid to the Redemption and Paying Agent in accordance with the foregoing but not applied by the Redemption and Paying Agent to the payment of dividends, including interest earned on such moneys while so held, will, to the extent permitted by law, be repaid to the Corporation as soon as possible after the date on which such moneys were to have been so applied, upon request of the Corporation.

(f) Dividends on shares of Series D Term Preferred Stock shall be paid on each Dividend Payment Date to the Holders of shares as their names appear on the registration books of the Corporation at the close of business on the applicable record date for such dividend. Dividends in arrears on shares of Series D Term Preferred Stock for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of shares as their names appear on the registration books of the Corporation on such date, not exceeding twenty (20) nor less than seven (7) calendar days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest or sum of money in lieu of interest will be payable in respect of any dividend payment or payments on shares of Series D Term Preferred Stock which may be in arrears.

(g)(i)

The Dividend Rate on the Series D Term Preferred Stock shall be adjusted to the Default Rate (as defined below) in the following circumstances. Subject to the cure provisions below, a “Default Period” with respect to the Series D Term Preferred Stock shall commence on any date the Corporation fails to deposit with the Redemption and Paying Agent by 12:00 noon, New York City time, on (A) a Dividend Payment Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Dividend Payment Date sufficient to pay the full amount of any dividend payable on such Dividend Payment Date (a “Dividend Default”) or (B) an applicable Redemption Date, Deposit Securities that will provide funds available to the Redemption and Paying Agent on such Redemption Date sufficient to pay the full amount of the Redemption Price payable in respect of such Series on such Redemption Date (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”). Subject to the cure provisions of Section 2.2(g)(ii) below, a Default Period with respect to a Default on the Series D Term Preferred Stock shall end on the Business Day on which, by 12:00 noon, New York City time, an amount equal to all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Redemption and Paying Agent. In the case of any Default on the Series D Term Preferred Stock, the Dividend Rate for each calendar day during the Default Period will be equal to the Default Rate. The “Default Rate” on the Series D Term Preferred Stock for any calendar day shall be equal to the Fixed Dividend Rate plus 3.0% per annum

(ii)	No Default Period for the Series D Term Preferred Stock with respect to any Default on the Series D Term Preferred Stock shall be deemed to commence if the amount of any dividend or any Redemption Price due in respect of the Series D Term Preferred Stock (if such Default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds, with the Redemption and Paying Agent by 12:00 noon, New York City time, on a Business Day that is not later than five (5) Business Days after the applicable Dividend Payment Date or Redemption Date with respect to which such Default occurred, together with an amount equal to the Default Rate applied to the amount and period of such non-payment based on the actual number of calendar days comprising such period divided by 360.

2.3 Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of shares of Series D Term Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment shall be made in respect of the Common Stock, a liquidation distribution equal to the Liquidation Preference for such shares, plus an amount equal to all unpaid dividends and distributions on such shares accumulated up to, but excluding, the date fixed for such distribution or payment on such shares (whether or not earned or declared by the Corporation, but excluding interest thereon), and such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up.

(b) If, upon any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the Holders of all Outstanding shares of Series D Term Preferred Stock and any other outstanding Preferred Stock shall be insufficient to permit the payment in full to such Holders of the Liquidation Preference of such shares of Series D Term Preferred Stock plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets shall be distributed among the Holders of such shares of Series D Term Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential liquidation amounts to which they are entitled. In connection with any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, unless and until the Liquidation Preference on each Outstanding share of Series D Term Preferred Stock plus accumulated and unpaid dividends and distributions on such shares as provided in Section 2.3(a) above have been paid in full to the Holders of such shares, no dividends, distributions or other payments will be made on, and no redemption, purchase or other acquisition by the Corporation will be made by the Corporation in respect of, shares of the Common Stock.

(c) Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger, consolidation or reorganization of the Corporation into or with any other business or statutory trust, corporation or other entity, nor the merger, consolidation or reorganization of any other business or statutory trust, corporation or other entity into or with the Corporation shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purpose of this Section 2.3.

2.4 Coverage Test.

(a) Asset Coverage Requirement. For so long as any shares of Series D Term Preferred Stock are Outstanding, the Corporation shall have Asset Coverage of at least 200% as of the time of any of the following: declaration of dividends or distributions on Common Stock (other than a dividend payable in shares of Common Stock) after deducting such dividend or distribution, the time of purchase by the Corporation of shares of Common Stock, or issuance of any senior security as defined in the 1940 Act that is stock. If the Corporation shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b)(i) shall be applicable, which provisions shall constitute the sole remedy for the Corporation’s failure to comply with the provisions of this Section 2.4(a).

(b) Calculation of Asset Coverage. For purposes of determining whether the requirements of Section 2.4(a) are satisfied, (i) no Series D Term Preferred Stock or other Preferred Stock shall be deemed to be Outstanding for purposes of any computation required by Section 2.4(a) if, prior to or concurrently with such determination, either (x) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series A Term Preferred Stock, the Series B Term Preferred Stock, the Series C Term Preferred Stock, the Series D Term Preferred Stock or other Preferred Stock) to pay the full redemption price for the Series A Term Preferred Stock, the Series B Term Preferred Stock, the Series C Term Preferred Stock, the Series D Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the Series A Term Preferred Stock, the Series B Term Preferred Stock, the Series C Term Preferred Stock, the Series D Term Preferred Stock or other Preferred Stock and the requisite notice of redemption for the Series A Term Preferred Stock, the Series B Term Preferred Stock, the Series C Term Preferred Stock, the Series D Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been given or (y) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series A Term Preferred Stock, the Series B Term Preferred Stock, the Series C Term Preferred Stock, the Series D Term Preferred Stock or other Preferred Stock) to pay the full redemption price for the Series A Term Preferred Stock, the Series B Term Preferred Stock, the Series C Term Preferred Stock, the Series D Term Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by the Custodian and the Corporation from the assets of the Corporation, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Corporation for purposes of such computation.

2.5 Redemption. Shares of Series D Term Preferred Stock shall be subject to redemption by the Corporation as provided below:

(a) Term Redemption. The Corporation shall redeem all shares of Series D Term Preferred Stock on the Term Redemption Date, at a price per share equal to the Liquidation Preference per share plus an amount equal to all unpaid dividends and distributions on such share accumulated up to, but excluding, the Term Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Term Redemption Price”).

(b) Asset Coverage Mandatory Redemption.

(i)	If the Corporation fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) and such failure is not cured as of the Asset Coverage Cure Date, the Corporation shall, to the extent permitted by the 1940 Act and Delaware law, by the close of business on such Asset Coverage Cure Date, fix a redemption date and proceed to redeem in accordance with the terms of such Preferred Stock, a sufficient number of shares of Preferred Stock, which at the Corporation’s sole option (to the extent permitted by the 1940 Act and Delaware law) may include any number or proportion of the shares of Series D Term Preferred Stock, to enable it to meet the requirements of Section 2.5(b)(ii). In the event that any shares of Series D Term Preferred Stock then Outstanding are to be redeemed pursuant to this Section 2.5(b)(i), the Corporation shall redeem such shares at a price per share (the “Mandatory Redemption Price”) equal to (y) the Liquidation Preference per share plus (z) an amount equal to all unpaid dividends and distributions on such share accumulated up to, but excluding, the date fixed for such redemption by the Board of Directors (whether or not earned or declared by the Corporation, but excluding interest thereon).

(ii)	On the Redemption Date for a redemption contemplated by Section 2.5(b)(i), the Corporation shall redeem, out of funds legally available therefor, such number of shares of Preferred Stock (which may include at the sole option of the Corporation any number or proportion of the shares of Series D Term Preferred Stock) as shall be equal to the lesser of (x) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Corporation having Asset Coverage on such Asset Coverage Cure Date of at least 200% (provided, however, that if there is no such minimum number of shares of Series D Term Preferred Stock and other shares of Preferred Stock the redemption or retirement of which would have such result, all shares of Series D Term Preferred Stock and other shares of Preferred Stock then outstanding shall be redeemed), and (y) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Certificate of Incorporation and applicable law, provided further, that in connection with redemption for failure to maintain such Asset Coverage requirement, the Corporation may at its sole option, but is not required to, redeem a sufficient number of shares of Series D Term Preferred Stock pursuant to this Section 2.5(b) that, when aggregated with other shares of Preferred Stock redeemed by the Corporation, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Corporation having Asset Coverage on such Asset Coverage Cure Date of up to and including 240%. The Corporation shall effect such redemption on the date fixed by the Corporation therefor, which date shall not be later than ninety (90) calendar days after such Asset Coverage Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of Series D Term Preferred Stock and other shares of Preferred Stock which have been designated to be redeemed or the Corporation otherwise is unable to effect such redemption on or prior to ninety (90) calendar days after such Asset Coverage Cure Date, the Corporation shall redeem those shares of Series D Term Preferred Stock and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding shares of Series D Term Preferred Stock are to be redeemed pursuant to this Section 2.5(b), the number of shares of Series D Term Preferred Stock to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of Series D Term Preferred Stock, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable.

(c) Optional Redemption.

(i) Subject to the provisions of Section 2.5(c)(ii), on any Business Day following the expiration of the Non-Call Period for shares of Series D Term Preferred Stock (any such Business Day referred to in this sentence, an “Optional Redemption Date”), the Corporation may redeem in whole or from time to time in part the Outstanding shares of Series D Term Preferred Stock, at a redemption price per share (the “Optional Redemption Price”) equal to (y) the Liquidation Preference per share plus (z) an amount equal to all unpaid dividends and distributions on such share of Series D Term Preferred Stock accumulated up to, but excluding, the Optional Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon).

(ii) If fewer than all of the outstanding shares of Series D Term Preferred Stock are to be redeemed pursuant to Section 2.5(c)(i), the shares of Series D Term Preferred Stock to be redeemed shall be selected either (A) pro rata, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable. Subject to the provisions of this Certificate of Designation and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series D Term Preferred Stock will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii) The Corporation may not on any date deliver a Notice of Redemption pursuant to Section 2.5(e) in respect of a redemption contemplated to be effected pursuant to this Section 2.5(c) unless on such date the Corporation has available Deposit Securities for the Optional Redemption Date contemplated by such Notice of Redemption having a Market Value not less than the amount due to Holders of shares of Series D Term Preferred Stock by reason of the redemption of such shares of Series D Term Preferred Stock on such Optional Redemption Date.

(d) Change of Control Redemption. If a Change of Control Triggering Event occurs, unless the Corporation has exercised the option to redeem such Series D Term Preferred Stock pursuant to Section 2.5(c), the Corporation shall redeem all of the outstanding shares of Series D Term Preferred Stock on the Change of Control Redemption Date, at a price per share (the “Change of Control Redemption Price”) equal to (y) the Liquidation Preference per share plus (z) an amount equal to all accumulated and unpaid dividends and distributions on such share up to, but excluding, the Change of Control Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Change of Control Redemption”).

(e) Procedures for Redemption.

(i)	If the Corporation shall determine or be required to redeem, in whole or in part, shares of Series D Term Preferred Stock pursuant to Section 2.5(b), (c) or (d), the Corporation shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”); provided, however, that, in the event of a Change of Control Redemption, the Notice of Redemption will, if mailed prior to the date of consummation of the Change of Control Triggering Event, state that the Change of Control Redemption is conditioned on the Change of Control Triggering Event occurring and, provided further, that if, by the date that is three (3) Business Days prior to the date fixed for redemption in such Notice of Redemption, the Change of Control Triggering Event shall not have occurred, the Redemption Date shall be extended until a date, to be selected by the Corporation, that is no more than three (3) Business Days after the date on which the Change of Control Triggering Event occurs. Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the number of shares of Series D Term Preferred Stock to be redeemed; (C) the CUSIP number for shares of Series D Term Preferred Stock; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the shares of Series D Term Preferred Stock to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Certificate of Designation under which such redemption is made. If fewer than all shares of Series D Term Preferred Stock held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of shares of Series D Term Preferred Stock to be redeemed from such Holder or the method of determining such number. The Corporation may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to this Certificate of Designation that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)	If the Corporation shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Corporation), the Corporation shall (A) deposit with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the shares of Series D Term Preferred Stock to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the shares of Series D Term Preferred Stock called for redemption on the Redemption Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds.

(iii)	Upon the date of the deposit of such Deposit Securities, all rights of the Holders of the shares of Series D Term Preferred Stock so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such shares of Series D Term Preferred Stock shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends thereon in accordance with the terms hereof up to, but excluding, the applicable Redemption Date, which accumulated dividends, unless previously or contemporaneously declared and paid as contemplated by the last sentence of Section 2.5(e)(vi) below, shall be payable only as part of the applicable Redemption Price on the Redemption Date). The Corporation shall be entitled to receive, promptly after the Redemption Date, any Deposit Securities in excess of the aggregate Redemption Price of the shares of Series D Term Preferred Stock called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of ninety (90) calendar days from the Redemption Date shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the shares of Series D Term Preferred Stock so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. The Corporation shall be entitled to receive, from time to time after the Term Redemption Date, any interest on the Deposit Securities so deposited.

(iv)	Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, the Corporation shall not redeem any shares of Series D Term Preferred Stock unless all accumulated and unpaid dividends and distributions on all Outstanding shares of Series A Term Preferred Stock, Series B Term Preferred Stock, Series C Term Preferred Stock, Series D Term Preferred Stock and other series of Preferred Stock ranking on a parity with the Series D Term Preferred Stock with respect to dividends and distributions for all applicable past dividend periods (whether or not earned or declared by the Corporation) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Stock) for the payment of such dividends and distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Stock in accordance with the terms of such Preferred Stock, provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding shares of Series D Term Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding shares of Series D Term Preferred Stock and any other series of Preferred Stock for which all accumulated and unpaid dividends and distributions have not been paid.

(v)	To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Certificate of Incorporation and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. No Redemption Default shall be deemed to have occurred if the Corporation shall fail to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any shares of Series D Term Preferred Stock, dividends may be declared and paid on the shares of Series D Term Preferred Stock in accordance with their terms if Deposit Securities for the payment of the Redemption Price of such shares of Series D Term Preferred Stock shall not have been deposited in trust with the Redemption and Paying Agent for that purpose.

(vi)	Notwithstanding Section 2.5(a), (b), (c) and (d), if such Redemption Date occurs after the applicable record date for a dividend but on or prior to the related Dividend Payment Date, the dividend payable on such Dividend Payment Date in respect of such Series D Term Preferred Stock shall be payable on such Dividend Payment Date to the holders of record of such shares of Series D Term Preferred Stock at the close of business on the applicable record date, and shall not be payable as part of the Redemption Price for such shares of Series D Term Preferred Stock.

(f) Redemption and Paying Agent as Trustee of Redemption Payments by Corporation. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of the shares of Series D Term Preferred Stock called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of shares of Series D Term Preferred Stock so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Corporation in accordance with the provisions of Section 2.5(e)(iii) above.

(g) Compliance With Applicable Law. In effecting any redemption pursuant to this Section 2.5, the Corporation shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Delaware law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Delaware law.

(h) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Corporation may, in its sole discretion and without a stockholder vote, modify the procedures set forth above with respect to notification of redemption for the shares of Series D Term Preferred Stock, provided that such modification does not materially and adversely affect the Holders of the shares of Series D Term Preferred Stock or cause the Corporation to violate any applicable law, rule or regulation; and provided further that no such modification shall in any way alter the rights or obligations of the Redemption and Paying Agent without its prior consent.

2.6 Voting Rights.

(a) One Vote Per Share of Series D Term Preferred Stock. Except as otherwise provided in the Certificate of Incorporation or as otherwise required by applicable law, (i) each Holder of shares of Series D Term Preferred Stock shall be entitled to one vote for each share of Series D Term Preferred Stock held by such Holder on each matter submitted to a vote of stockholders of the Corporation, and (ii) the holders of outstanding shares of Preferred Stock, including Outstanding shares of Series D Term Preferred Stock, and of outstanding shares of Common Stock shall vote together as a single class; provided, however, that the holders of outstanding shares of Preferred Stock, including Outstanding shares of Series D Term Preferred Stock, shall be entitled, as a class, to the exclusion of the Holders of all other securities and classes of Capital Stock of the Corporation, to elect two Directors of the Corporation at all times. Subject to Section 2.6(b), the Holders of outstanding shares of Common Stock and Preferred Stock, including shares of Series D Term Preferred Stock, voting together as a single class, shall elect the balance of the Directors.

(b) Voting For Additional Directors.

(i)	Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 2.6(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of Directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the Holders of Preferred Stock, including shares of Series D Term Preferred Stock, would constitute a majority of the Board of Directors as so increased by such smallest number; and the Holders of Preferred Stock, including Series D Term Preferred Stock, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the Holders of all other securities and classes of capital stock of the Corporation), to elect such smallest number of additional Directors, together with the two Directors that such Holders are in any event entitled to elect. A Voting Period shall commence:

(A)	if, at the close of business on any dividend payment date for any outstanding Preferred Stock including any Outstanding shares of Series D Term Preferred Stock, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Stock equal to at least two (2) full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B)	if at any time Holders of shares of Preferred Stock are otherwise entitled under the applicable provisions of the 1940 Act to elect a majority of the Board of Directors.

Upon the termination of a Voting Period, the voting rights described in this Section 2.6(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders of shares of Preferred Stock upon the further occurrence of any of the events described in this Section 2.6(b)(i).

(ii)	Notice of Special Meeting. As soon as practicable after the accrual of any right of the Holders of shares of Preferred Stock to elect additional Directors as described in Section 2.6(b)(i), the Corporation shall call a special meeting of such Holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Stock to receive notice (i) by mailing or delivery by Electronic Means or (ii) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such Holders, such meeting to be held not less than ten (10) nor more than thirty (30) calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Corporation fails to call such a special meeting, it may be called at the expense of the Corporation by any such Holder on like notice. The record date for determining the Holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of Holders of shares of Preferred Stock held during a Voting Period at which Directors are to be elected, such Holders, voting together as a class (to the exclusion of the Holders of all other securities and classes of capital stock of the Corporation), shall be entitled to elect the number of Directors prescribed in Section 2.6(b)(i) on a one-vote-per-share basis.

(iii) Terms of Office of Existing Directors. The terms of office of the incumbent Directors of the Corporation at the time of a special meeting of Holders of the shares of Preferred Stock to elect additional Directors in accordance with Section 2.6(b)(i) shall not be affected by the election at such meeting by the Holders of shares of Series D Term Preferred Stock and such other Holders of shares of Preferred Stock of the number of Directors that they are entitled to elect, and the Directors so elected by the Holders of shares of Series D Term Preferred Stock and such other Holders of shares of Preferred Stock, together with the two (2) Directors elected by the Holders of shares of Preferred Stock in accordance with Section 2.6(a) hereof and the remaining Directors elected by the holders of the shares of Common Stock and Preferred Stock, shall constitute the duly elected Directors of the Corporation.

(iv)	Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional Directors elected by the Holders of the shares of Preferred Stock pursuant to Section 2.6(b)(i) shall terminate, the remaining Directors shall constitute the Directors of the Corporation and the voting rights of the Holders of shares of Preferred Stock to elect additional Directors pursuant to Section 2.6(b)(i) shall cease, subject to the provisions of the last sentence of Section 2.6(b)(i).

(c) Holders of Shares of Series D Term Preferred Stock to Vote on Certain Matters.

(i)

Certain Amendments Requiring Approval of Series D Term Preferred Stock. Except as otherwise permitted by the terms of this Certificate of Designation, so long as any shares of Series D Term Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of the Holders of at least two-thirds (2/3) of the shares of Series D Term Preferred Stock Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Certificate of Incorporation, or this Certificate of Designation, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of such shares of Series D Term Preferred Stock or the Holders thereof; provided, however, that (i) a change in the capitalization of the Corporation in accordance with Section 2.7 hereof shall not be considered to materially and adversely affect the rights and preferences of the Series D Term Preferred Stock, and (ii) a division of a share of

Series D Term Preferred Stock shall be deemed to affect such preferences, rights or powers only if the terms of such division materially and adversely affect the Holders of the shares of Series D Term Preferred Stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any preference, right or power of a share of Series D Term Preferred Stock or the Holder thereof unless such matter (i) alters or abolishes any preferential right of such share of Series D Term Preferred Stock, or (ii) creates, alters or abolishes any right in respect of redemption of such share of Series D Term Preferred Stock (other than as a result of a division of a share of Series D Term Preferred Stock). So long as any shares of Series D Term Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of at least 66 2/3% of the Holders of the shares of Series D Term Preferred Stock Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent. The Corporation cannot change the Fixed Dividend Rate or amend, alter or repeal its obligation to redeem all of the Series D Term Preferred Stock on September 30, 2023 without the prior unanimous consent of the holders of Series D Term Preferred Stock.

(ii)	1940 Act Matters. Unless a higher percentage is provided for in the Certificate of Incorporation, the affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including shares of Series D Term Preferred Stock Outstanding at the time, voting as a separate class, shall be required (A) to approve the Corporation ceasing to be a business development company, or to approve the Corporation’s withdrawal of its election to be regulated as a business development company under the 1940 Act, or (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) sixty-seven percent (67%) or more of such shares present at a meeting, if the Holders of more than fifty percent (50%) of such shares are present or represented by proxy at such meeting, or (ii) more than fifty percent (50%) of such shares, whichever is less.

(d) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law or the Certificate of Incorporation, the Holders of shares of Series D Term Preferred Stock shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this Section 2.6.

(e) No Cumulative Voting. The Holders of shares of Series D Term Preferred Stock shall have no rights to cumulative voting.

(f) Voting for Directors Sole Remedy for Corporation’s Failure to Declare or Pay Dividends. In the event that the Corporation fails to declare or pay any dividends on shares of Series D Term Preferred Stock on the Dividend Payment Date therefor, the exclusive remedy of the Holders of the shares of Series D Term Preferred Stock shall be the right to vote for Directors pursuant to the provisions of this Section 2.6. Nothing in this Section 2.6(f) shall be deemed to affect the obligation of the Corporation to accumulate and, if permitted by applicable law, the Certificate of Incorporation and this Certificate of Designation, pay dividends at the Default Rate in the circumstances contemplated by Section 2.2(g) hereof.

(g) Holders Entitled to Vote. For purposes of determining any rights of the Holders of shares of Series D Term Preferred Stock to vote on any matter, whether such right is created by this Certificate of Designation, by the Certificate of Incorporation, by statute or otherwise, no Holder of shares of Series D Term Preferred Stock shall be entitled to vote any share of Series D Term Preferred Stock and no share of Series D Term Preferred Stock shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such shares of Series D Term Preferred Stock shall have been given in accordance with this Certificate of Designation and Deposit Securities for the payment of the Redemption Price of such share of Series D Term Preferred Stock shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No share of Series D Term Preferred Stock held by the Corporation shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

2.7 Issuance of Additional Preferred Stock.

So long as any shares of Series D Term Preferred Stock are Outstanding, the Corporation may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Corporation representing stock under Sections 18 and 61 of the 1940 Act, ranking on a parity with the Series D Term Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Corporation, in addition to then Outstanding shares of Series D Term Preferred Stock, Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional shares of Series D Term Preferred Stock, in each case in accordance with applicable law, provided that the Corporation shall, immediately after giving effect to the issuance of such additional shares of Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of shares of Preferred Stock with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(b) hereof) of at least 200%.

2.8 Status of Redeemed or Repurchased Series D Term Preferred Stock.

Shares of Series D Term Preferred Stock that at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of Capital Stock.

2.9 Global Certificate.

Prior to the commencement of a Voting Period, (i) all shares of Series D Term Preferred Stock Outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of such Series D Term Preferred Stock shall be made on the books of the Corporation to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the global certificates.

2.10 Notice.

All notices or communications hereunder, unless otherwise specified in this Certificate of Designation, shall be sufficiently given if in writing and delivered in person, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 2.10 shall be deemed given on the date received or, if mailed by first class mail, on the date five (5) calendar days after which such notice is mailed.

2.11 Termination.

In the event that no shares of Series D Term Preferred Stock are Outstanding, all rights and preferences of the shares of Series D Term Preferred Stock established and designated hereunder shall cease and terminate, and all obligations of the Corporation under this Certificate of Designation with respect to such Series D Term Preferred Stock shall terminate.

2.12 Amendment.

The Board of Directors may, by resolution duly adopted, without stockholder approval (except as otherwise provided by this Certificate of Designation or required by applicable law) amend this Certificate of Designation so as to reflect any amendments to the terms applicable to the Series D Term Preferred Stock, including an increase in the number of authorized shares of the Series D Term Preferred Stock.

2.13 Actions on Other than Business Days.

Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Certificate of Designation, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.

2.14 Modification.

The Board of Directors, without the vote of the Holders of Series D Term Preferred Stock, may interpret, supplement or amend the provisions of this Certificate of Designation to supply any omission, resolve any inconsistency or ambiguity or to cure, correct or supplement any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Capital Stock of the Corporation.

2.15 Information Rights.

During any period in which the Corporation is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any shares of Series D Term Preferred Stock are outstanding, the Corporation will provide holders of Series D Term Preferred Stock, without cost, copies of SEC Reports that the Corporation would have been required to file pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation was subject to such provisions or, alternatively, the Corporation will voluntarily file SEC Reports as if the Corporation was subject to Section 13 or 15(d) of the Exchange Act.

2.16 No Additional Rights.

Unless otherwise required by law or the Certificate of Incorporation, the Holders of shares of Series D Term Preferred Stock shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Certificate of Designation.

[Signature Page Begins on the Following Page]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be duly executed by its duly authorized officer as of this 19th day of September, 2016.

GLADSTONE INVESTMENT CORPORATION

By:
	Name:	David Gladstone
	Title:	Chairman and Chief Executive Officer

PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate primary offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights, warrants representing rights to purchase shares of our common stock, or debt securities, or concurrent, separate offerings of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the holders of the majority of our outstanding stock, or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the Investment Company Act of 1940, as amended. For federal income tax purposes, we have elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable stabilizing transaction, purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market (“NASDAQ”) under the symbol “GAIN.” As of June 7, 2016, the last reported sales price of our common stock was $7.11 and the net asset value per share of our common stock on March 31, 2016 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $9.22. Our 7.125% Series A Cumulative Term Preferred Stock is traded on NASDAQ under the symbol “GAINP.” As of June 7, 2016, the last reported sales price of our 7.125% Series A Cumulative Term Preferred Stock was $25.76. Our 6.750% Series B Cumulative Term Preferred Stock is traded on NASDAQ under the symbol “GAINO.” As of June 7, 2016, the last reported sales price of our 6.750% Series B Cumulative Term Preferred Stock was $25.15. Our 6.500% Series C Cumulative Term Preferred Stock is traded on NASDAQ under the symbol “GAINN.” As of June 7, 2016, the last reported sales price of our 6.500% Series C Cumulative Term Preferred Stock was $25.00.

This prospectus contains information you should know before investing, including information about certain risks related to our business activities. Please read it before you invest and keep it for future reference. Additional information about us, including our annual, quarterly and current reports and proxy statements, has been filed with the SEC and can be accessed at its website at www.sec.gov . This information is also available free of charge by calling us collect at (703) 287-5893 or on our corporate website located at http://www.GladstoneInvestment.com. You may also call us collect at this number to request other information, including the Statement of Additional Information and any annual and semi-annual reports to shareholders and make any shareholder inquiries. See “Additional Information” Below. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

An investment in our Securities involves certain risks, including, among other things, the risk of leverage and risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 12. Common shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value per share. If our shares trade at a discount to their net asset value, this will likely increase the risk of loss to purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The SEC has not approved or disapproved of these Securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of the Securities unless accompanied by a prospectus supplement.

The date of this prospectus is July 28, 2016

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates. We will update these documents to reflect material changes only as required by law.

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may sell the Securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with any exhibits, the additional information described under “Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company,” “the Fund” and “Gladstone Investment” refer to Gladstone Investment Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Capital” refers to Gladstone Capital Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; and “Gladstone Companies” refers to our Adviser and its affiliated companies.

GLADSTONE INVESTMENT CORPORATION

General

We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. On June 22, 2005, we completed our initial public offering and commenced operations. We focus on providing a combination of debt and equity funding to United States (“U.S.”) businesses. Our funding structure in any transaction usually consists of secured first or second lien debt in combination with a direct equity investment with the goal of producing a mix of assets to provide current income from our debt investments and capital gains from our equity investments at exit. Since our initial public offering in 2005 and through March 31, 2016, we have made 129 consecutive monthly distributions to common stockholders.

Our shares of common stock, 7.125% Series A Cumulative Term Preferred Stock (“Series A Term Preferred Stock”), 6.750% Series B Cumulative Term Preferred Stock (“Series B Term Preferred Stock”) and 6.500% Series C Cumulative Term Preferred Stock (“Series C Term Preferred Stock”) are traded on the NASDAQ Global Select Market (“NASDAQ”) under the trading symbols “GAIN,” “GAINP,” “GAINO,” and “GAINN,” respectively. At times we refer to our Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock, collectively, as our “Term Preferred Stock” herein.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, generally in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We intend that our investment portfolio over time will consist of approximately 75% in debt securities and 25% in equity securities, at cost.

We expect that our investment portfolio will primarily include first lien secured debt securities, second lien secured debt securities and preferred and common equity equivalents.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one-month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement such as a success fee or deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity, or “paid-in-kind” (“PIK”) interest.

Typically, our investments in equity securities take the form of common stock, preferred stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt. Since our initial public offering in 2005 and through March 31, 2016, we have made investments in 43 companies, excluding investments in syndicated loans.

See “Business – Investment Objectives and Strategy” for a more complete discussion of our objectives and strategy.

Regulation

We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

Additionally, pursuant to the 1940 Act, we must maintain at least 70% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30% of our assets in other non-qualifying assets. See “— Regulation as a Business Development Company — Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Risk Factors

Investing in our securities involves a high degree of risk. You should consider carefully the information found in the section entitled “Risk Factors” on page 8 of this prospectus, including, but not limited to, the following risks:

•	the loss of any of our key officers, such as Mr. David Gladstone, our chairman and chief executive officer, Mr. Terry Lee Brubaker, our vice chairman and chief operating officer, or Mr. David Dullum, our president;

•	competition for investment opportunities;

•	general volatility of the capital markets and the market price of our common and preferred stock;

•	the availability of additional capital on attractive terms or at all;

•	uncertainty regarding the valuation of our portfolio investments;

•	lack of liquidity of our portfolio investments;

•	lack of control over our portfolio companies and the timing, form and amount of distributions from our portfolio companies;

•	the size and concentration of our portfolio;

•	our use of leverage;

•	the impact of a decline in liquidity of credit markets and changes in interests rates on our business and portfolio of investments;

•	our ability to maintain our status as a RIC and BDC;

•	dilution risks related to issuance of shares at below the then current net asset value;

•	our ability to invest a sufficient portion of our assets in qualifying assets;

•	our Adviser’s ability to attract and retain highly qualified personnel;

•	our Adviser’s ability to identify and invest in companies that meet our investment criteria; and

•	actual and potential conflicts of interest with our Adviser.

Investment Portfolio

As of March 31, 2016, we held investments in 36 portfolio companies with a weighted average yield on our interest-bearing investments, excluding cash and cash equivalents and receipts recorded as other income, of 12.6%. There is no assurance that portfolio yields will remain at these levels after an offering. As of March 31, 2016, our investment portfolio was made up of 71.3% in debt securities and 28.7% in equity securities, at cost.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, at prices and on terms to be determined at the time of the offering to be disclosed in one or more prospectus supplements. In the case of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, exclusive of any distribution commission or discount, will not be less than the net asset value (“NAV”) per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. If we were to sell shares of our common stock below our then-current NAV per share, as we did in October 2012 and March and April 2015, such sales would result in an immediate dilution to the NAV per share. Such a share issuance would also cause a proportionately greater decrease in a stockholder’s interest in our earnings and assets than the increase in our assets resulting from such issuance.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Common Stock Trading Symbol (NASDAQ)	GAIN

7.125% Series A Cumulative Term Preferred Stock Trading Symbol (NASDAQ)	GAINP

6.750% Series B Cumulative Term Preferred Stock Trading Symbol (NASDAQ)	GAINO

6.500% Series C Cumulative Term Preferred Stock Due 2022 Trading Symbol (NASDAQ)	GAINN

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions	We have paid monthly distributions to the holders of our common stock since July 2005 and intend to continue to do so. We have paid monthly dividends on each series of our Term Preferred Stock since the date of issuance of the respective series of such Term Preferred Stock. The amount of the monthly distribution on our common stock is determined by our board of directors (“Board of Directors”) on a quarterly basis and is based on our estimate of our annual investment company taxable income. See “Price Range of Common Stock and Distributions.” Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to qualify to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “ Material U.S. Federal Income Tax Considerations .”

Trading at a Discount	Common shares of closed-end investment companies frequently trade at a discount to their NAV. The possibility that our shares may trade at such discount to our NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV, although during the past three years, our common stock has consistently traded, and at times significantly, below NAV.

Certain Anti-Takeover Provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See “ Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws .”

Dividend Reinvestment Plan	Our transfer agent, Computershare Inc., offers a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “ Dividend Reinvestment Plan .”

Management Arrangements	Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves as our administrator. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with these companies, see “ Business—Transactions with Related Parties—Investment Advisory and Management Agreement ” and “ Management—Certain Transactions—Investment Advisor and Administrator. ”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Investment,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Investment. The following annualized percentages were calculated based on actual expenses incurred in the quarter ended March 31, 2016, and average net assets for the quarter ended March 31, 2016. The table and examples below include all fees and expenses of our consolidated subsidiaries.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)(1)	—%
Offering expenses (as a percentage of offering price)(1)	—%
Dividend reinvestment plan expenses(2)	None
Total stockholder transaction expenses(1)	—%
Annual expenses (as a percentage of net assets attributable to common stock)(3):
Base Management fee(4)	3.69%
Loan servicing fee(5)	2.50%
Incentive fees payable under investment advisory and management agreement (20% of net realized capital gains in excess of unrealized depreciation and 20% of pre-incentive fee net investment income)(6)	1.82%
Interest payments on borrowed funds(7)	1.94%
Dividend expense on mandatorily redeemable preferred stock(8)	3.40%
Other expenses(9)	1.26%

Total annual expenses(10)	14.61%

(1)	The amounts set forth in the table above do not reflect the impact of any sales load or other offering expenses borne by Gladstone Investment and its stockholders. The prospectus supplement relating to an offering of securities pursuant to this prospectus will disclose the offering price and the estimated offering expenses and total stockholder transaction expenses borne by Gladstone Investment and its stockholders as a percentage of the offering price. In the event that securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will also disclose the applicable sales load.
(2)	The expenses of the reinvestment plan are included in stock record expenses, a component of “Other expenses.” The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(3)	The percentages presented in this table are gross of credits to any fees.
(4)	In accordance with the investment advisory and management agreement (the “Advisory Agreement”), our annual base management fee is 2.00% (0.50% quarterly) of our average gross assets, which are defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases. In accordance with the requirements of the SEC, the table above shows Gladstone Investment’s base management fee as a percentage of average net assets attributable to common shareholders. For purposes of the table, the annualized base management fee has been converted to 3.69% of the average net assets as of March 31, 2016 by dividing the total annualized dollar amount of the base management fee by Gladstone Investment’s average net assets. The base management fee for the quarter ended March 31, 2016 before application of any credits was $2.5 million.

Pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser and primarily for the valuation of portfolio companies. For the quarter ended March 31, 2016, $0.6 million of these fees were voluntarily, irrevocably, and unconditionally credited against the base management fee. See “Business—Transactions with Related Parties—Investment Advisory and Management Agreement” and “Management—Certain Transactions—Investment Advisor and Administrator.”

(5)	In addition, our Adviser services, administers and collects on the loans held by Gladstone Business Investment, LLC, our wholly-owned subsidiary (“Business Investment”), in return for which our Adviser receives a 2% annual loan servicing fee payable monthly by Business Investment based on the monthly aggregate balance of loans held by Business Investment in accordance with our fifth amended and restated credit agreement for our revolving line of credit (the “Credit Facility”). Since Business Investment is a consolidated subsidiary of ours, coupled with the fact that the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat payment of the loan servicing fee pursuant to our Credit Facility as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, unconditionally, and irrevocably credited back to us by the Adviser. The loan servicing fee for the quarter ended March 31, 2016 was $1.7 million. See “Business—Transactions with Related Parties—Loan Servicing Fee Pursuant to Credit Agreement” and “Management—Certain Transactions—Loan Servicing Fee Pursuant to Credit Agreement” and footnote 6 below.
(6)	The incentive fee payable to the Adviser under the Advisory Agreement consists of two parts: an income-based fee and a capital gains-based fee. The income-based incentive fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate of our net assets, adjusted appropriately for any share issuances or repurchases, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The capital gains-based incentive fee equals 20% of our net realized capital gains in excess of unrealized depreciation since our inception, if any, computed as all realized capital gains net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. We have not recorded a capital gains-based incentive fee from our inception through March 31, 2016. The income-based incentive fee for the quarter ended March 31, 2016 was $1.2 million. No credits were applied to the incentive fee for the quarter ended March 31, 2016; however, the Adviser may credit such fee in the future.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% – 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% – 1.75%)) + (20% × (2.30% – 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% – 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Business—Transactions with Related Parties—Investment Advisory and Management Agreement.”

(7)	Includes amortization of deferred financing costs. As of March 31, 2016, we had $95.0 million in borrowings outstanding under our Credit Facility.
(8)	Includes dividends paid on our Series A Term Preferred Stock, Series B Term Preferred Stock, and Series C Term Preferred Stock and amortization of deferred financing costs. See “Description of Our Securities—Term Preferred Stock” for additional information.
(9)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See “Business—Transactions with Related Parties—Administration Agreement” and “Management—Certain Transactions—Investment Advisor and Administrator.”
(10)	Total annualized gross expenses, based on actual amounts incurred for the quarter ended March 31, 2016, would be $39.2 million. After all voluntary, unconditional, and irrevocable credits described in footnote 4 and footnote 5 above are applied to the base management fee and the loan servicing fee, total annualized expenses after fee credits, based on actual amounts incurred for the quarter ended March 31, 2016, would be $30.2 million or 11.24% as a percentage of net assets.

Example

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. The amounts set forth below do not reflect the impact of any sales load or offering expenses to be borne by Gladstone Investment and its stockholders. In the prospectus supplement relating to an offering of securities pursuant to this prospectus, the examples below will be restated to reflect the impact of the estimated offering expenses borne by Gladstone Investment and its stockholders and, in the event that securities to which this prospectus relates are sold to or through underwriters, the impact of the applicable sales load. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$134	$370	$567	$933
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$143	$390	$594	$958

(1)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not realized positive capital gains (computed net of all realized capital losses) on our investments from inception through March 31, 2016. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the Advisory Agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.
(2)	While the example assumes reinvestment of all distributions at NAV, participants in the dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution, and this price per share may differ from NAV. See “Dividend Reinvestment Plan” for additional information regarding the dividend reinvestment plan.
(3)	For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains and that no accumulated capital losses or unrealized depreciation exist that would have to be overcome first before a capital gains-based incentive fee is payable.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto.

We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on NASDAQ and our corporate website is located at http://www.GladstoneInvestment.com. The information contained on, or accessible through, our website is not a part of this prospectus.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information provided in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

There has been increased competitive pressure in the BDC and investment company marketplace for secured first and second lien debt, resulting in lower yields for increasingly riskier investments. A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent that they provide an alternative form of financing, hedge funds, mutual funds, and private equity. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures we face could have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. However, if we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in small and medium-sized portfolio companies are extremely risky and could cause you to lose all or a part of your investment.

Investments in small and medium-sized portfolio companies are subject to a number of significant risks including the following:

•	Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses.

Our portfolio companies may have fewer resources than larger businesses, and any economic downturns or recessions, are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished.

•

Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to portfolio companies that typically do not have readily available access to financing. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. Deterioration in a borrower’s financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of realizing on any guaranties we may have obtained from the borrower’s management. As of March 31, 2016 one portfolio company was on non-accrual status with an aggregate debt cost basis of $1.4 million, or 0.4%, of the cost basis of all debt investments in our portfolio. While we are working with the portfolio company to improve its profitability and cash flows, there can be no assurance that our efforts will prove successful. Although we will generally seek to be the secured first lien lender to a borrower, in some of our loans we expect to be subordinated to a senior lender, and our security interest in any collateral would, accordingly, likely be second lien and subordinate to another lender’s security interest.

•	Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses. Because our target portfolio companies are smaller businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

•	There is generally little or no publicly available information about these businesses. Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, the Adviser and its employees, Gladstone Securities and consultants to perform due diligence investigations of these portfolio companies, their operations, and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

•	Small and medium-sized businesses generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be exposed to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay our loan would be jeopardized.

•	Small and medium-sized businesses are more likely to be dependent on one or two persons. Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

•	Small and medium-sized businesses may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

•

Debt securities of small and medium-sized private companies typically are not rated by a credit rating agency. Typically a small or medium-sized private business cannot or will not expend the resources to have their debt securities rated by a credit rating agency. We expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our NAV.

Our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments, based on the Policy (defined below). Our Board of Directors reviews valuation recommendations that are provided by the professionals of the Adviser and Administrator, with oversight and direction from our chief valuation officer, an employee of the Administrator that reports directly to our Board of Directors, (collectively, the “Valuation Team”). In valuing our investment portfolio, several techniques are used, including, a total enterprise value approach, a yield analysis, market quotes, and independent third party assessments. Currently, Standard & Poor’s Securities Evaluation, Inc. provides estimates of fair value on generally all of our debt investments and we use another independent valuation firm to provide valuation inputs for our significant equity investments, including earnings multiple ranges, as well as other information. In addition to these techniques, inputs and information, other factors are considered when determining fair value of our investments, including but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. All new and follow-on debt and equity investments made during the current three month reporting period are generally valued at original cost basis. For additional information on our valuation policies, procedures and processes, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policy — Investment Valuation.”

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our Board of Directors determines the fair value of these securities in good faith pursuant the Policy. In connection with that determination, our Valuation Team prepares portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of our Adviser’s investment professionals in our valuation process and Mr. Gladstone’s pecuniary interest in our Adviser, may result in a conflict of interest as the management fees that we pay our Adviser are based on our gross assets less uninvested cash or cash equivalents from borrowings.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly-traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, the Adviser, the Administrator, or our respective officers, or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, the Adviser’s determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Adviser’s determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in one or more companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. Our five largest investments represented 30.5% of the fair value of our total portfolio as of March 31, 2016, compared to 28.8% as of March 31, 2015. Any disposition of a significant investment in one or more companies may negatively impact our net investment income and limit our ability to pay distributions.

The tightening of the U.S. monetary policy through the increase in Federal Reserve System, or Fed, interest rate, which has been anticipated for several months, finally began in December 2015. The increase in the Fed rate can have a negative effect on our investments by making it harder and more expensive to refinance capital structures or even obtain financing.

In December 2015, the Fed raised the fed funds rate for the first time in nine years, and projected two to three rate hikes throughout the year. Per the Fed’s original statement, interest rates will rise at a slow (.25%) but steady pace. However, due to the drop in both equities and fixed income at the beginning of 2016, the Fed has recently indicated they might hold off raising rates any further in the near term due to the recent volatility in the markets and continued depressed oil prices. Default rates in the U.S. high yield market currently stand around 4%, according to Moody’s. The ratings company forecasts that the measure will rise to 5.05 % by the end of the year 2016 in the best-case scenario, and could jump as high as 14.9 % under the most pessimistic projection. The Fed is looking to tighten U.S. policy as central banks abroad maintain or increase stimulus. The Fed policy meeting to be held mid-June could result in the next increase to the Fed funds rate, among other policy changes. Recently the Fed announced they were going to suspend rate hikes until stronger economic data and oil stabilization hits the markets. There can be no guaranty the Fed will raise rates at the pace they proposed, nor can there be any assurance that the Fed will make sound decisions as to when to raise rates. The increase in interest rates could have a negative effect on our investments.

We generally will not control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common stock, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy, in part, includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions.

Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results and financial condition.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We primarily invest in secured first and second lien debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt securities may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company.

Prepayments of our investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments we make in our portfolio companies may be repaid prior to maturity. During the fiscal year 2016, we experienced prepayments of term debt investments of $13.7 million. We will first use any proceeds from prepayments to repay any borrowings outstanding on our Credit Facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Higher taxation of our portfolio companies may impact our quarterly and annual operating results.

The recession’s adverse effect on federal, state and municipality revenues may induce these government entities to raise various taxes to make up for lost revenues. Additional taxation may have an adverse effect on our portfolio companies’ earnings and reduce their ability to repay our loans to them, thus affecting our quarterly and annual operating results.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

As of March 31, 2016, we had investments in 36 portfolio companies, the five largest of which included Acme, Counsel Press, Cambridge, SOG, and Nth Degree, and comprised $148.8 million, or 30.5%, of our total investment portfolio, at fair value. A consequence of a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such loans or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, as well as our Credit Facility requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25% of the value of our total assets. A downturn in a particular industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us. As of March 31, 2016, our largest industry concentration was in Chemicals, Plastics, and Rubber, representing 18.6% of our total investments, at fair value.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally make five to seven year term loans and hold our loans and related equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any equity investments may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

The disposition of our investments may result in contingent liabilities.

Currently, all of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured most of our investments as secured first and second lien loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investments and subordinate all, or a portion, of our claims to that of other creditors. Holders of debt instruments ranking senior to our investments typically would be entitled to receive payment in full before we receive any distributions. After repaying such senior creditors, such portfolio company may not have any remaining assets to use to repay its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances in which we exercised control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Portfolio company-related litigation could result in costs, including defense costs or damages, and the diversion of management time and resources.

In the course of investing in and often providing significant managerial assistance to certain of our portfolio companies, certain persons employed by the Adviser sometimes serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, even if meritless, we or such employees may be named as defendants in such litigation, which could result in additional costs, including defense costs, and the diversion of management time and resources. We may be unable to accurately estimate our exposure to litigation risk if we record balance sheet reserves for probable loss contingencies. As a result, any reserves we establish to cover any settlements or judgments may not be sufficient to cover our actual financial exposure, which may have a material impact on our results of operations, financial condition, or cash flows.

In view of the inherent difficulty of predicting the outcome of legal actions and regulatory matters, we cannot provide assurance as to the outcome of any threatened or pending matter or, if resolved adversely, the costs associated with any such matter, particularly where the claimant seeks very large or indeterminate damages or where the matter presents novel legal theories, involves a large number of parties or is at a preliminary stage. The resolution of any such matters may be time consuming, expensive, and may distract management from the conduct of our business. The resolution of certain threatened or pending legal actions or regulatory matters, if unfavorable, whether in settlement or a judgment, could have a material adverse effect on our financial condition, results of operations, or cash flows for the quarter in which such actions or matters are resolved or a reserve is established.

For example, a former portfolio company, Noble Logistics, Inc. (“Noble”) is a defendant in employment law wage and hour and independent contractor misclassification claims in a purported class action seeking monetary damages, Maximo v. Aspen Contracting California LLC d/b/a/ Noble Logistics, et al., or Maximo. Noble is a debtor in a bankruptcy case under Chapter 11 of the federal bankruptcy code, pending in federal bankruptcy court in Delaware. The claims against Noble asserted in the Maximo case have been stayed by the filing of Noble’s bankruptcy case. A lawsuit brought by plaintiffs Clarence and Sheila Walder against a customer of Noble is also pending in California based on similar facts relating to Noble and claims under California law. The Maximo and Walder plaintiffs have attempted to bring claims against the Company and other former investors in Noble based primarily on allegations that the Company and other investors controlled Noble and were responsible for the misclassification of Noble’s workforce. To date, claims against the Company have been struck by a court or voluntarily dismissed by the plaintiffs in connection with the automatic stay arising in connection with the Noble bankruptcy. While neither the Company nor any of its portfolio companies (other than Noble) are currently defendants in these cases, they may in the future be subject to claims by these plaintiffs or other persons alleging similar claims, or may expend funds on behalf of Noble to defend claims.

While the Company believes it would have valid defenses to potential claims, based on the current claims and facts alleged, and intends to defend any claims vigorously, it may nevertheless expend significant amounts of money in defense costs and expenses. Further, if the Company enters into settlements or suffers an adverse outcome in any litigation, the Company could be required to pay significant amounts. In addition, if any of the Company’s portfolio companies become subject to direct or indirect claims or other obligations, such as defense costs or damages in litigation or settlement, the Company’s investment in such companies could diminish in value and the Company could suffer indirect losses. Further, these matters could cause the Company to expend significant management time and effort in connection with assessment and defense of any claims. No range of potential expenses, costs or damages in connection with these matters can be estimated at this time.

We may not realize gains from our equity investments and other yield enhancements.

When we make a loan, we may receive warrants or other equity interests to purchase stock issued by the borrower or other yield enhancements, such as success fees. Our goal is to ultimately collect the yield enhancements and dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the yield enhancements we collect and the gains we realize on these equity interests will offset any losses we may experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be collected. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio.

During the fiscal years ended March 31, 2016 and 2015, we recorded net realized losses of $4.6 million and $0.1 million, respectively. During the fiscal year ended March 31, 2014, we recorded a net realized gain of $8.2 million. There can be no guaranties that such realized gains can be achieved in future periods and the impact of such sales on our results of operations in prior periods should not be relied upon as being indicative of performance in future periods. For the years ended March 31, 2016, 2015 and 2014, success fee income totaled $1.6 million, $1.4 million and $4.2 million, respectively.

Any cumulative unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

The recent volatility of oil and natural gas prices could impair certain of our portfolio companies’ operations and ability to satisfy obligations to their respective lenders and investors, including us, which could negatively impact our financial condition.

Many of our portfolio companies’ businesses are heavily dependent upon the prices of, and demand for, oil and natural gas, which have recently declined significantly and such volatility could continue or increase in the future. A substantial or extended decline in oil and natural gas demand or prices may adversely affect the business, financial condition, cash flow, liquidity or results of operations of these portfolio companies and might impair their ability to meet capital expenditure obligations and financial commitments. A prolonged or continued decline in oil prices could therefore have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Our External Financing

In addition to regulatory limitations on our ability to raise capital, our Credit Facility contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. As of March 31, 2016, we, through our wholly-owned subsidiary, Business Investment, had $95.0 million in borrowings, at cost, outstanding under our Credit Facility, which provides for maximum borrowings of $185.0 million, with a revolving period end date of June 26, 2017 (the “Revolving Period End Date”). Our Credit Facility permits us to fund additional loans and investments as long as we are within the conditions and covenants set forth in the credit agreement. Among other things, our Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The Credit Facility generally also limits distributions to be no greater than the sum of certain amounts, including, but not limited to, our net investment income, plus net capital gains, plus amounts elected by the Company to be considered as having been paid during the prior fiscal year in accordance with Section 855(a) of the Code. Business Investment is also subject to certain limitations on the type of loan investments it can make, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility also requires Business Investment to comply with other financial and operational covenants, which obligate us to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth of $170 million plus 50% of all equity and subordinated debt raised minus any equity or subordinated debt redeemed or retired after June 26, 2014, which equates to $224.9 million as of March 31, 2016, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200%, in accordance with Section 18 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2016, we were in compliance with the covenants under our Credit Facility; however, our continued compliance depends on many factors, some of which are beyond our control.

Given the continued uncertainty in the capital markets, the cumulative net unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under our Credit Facility. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Any inability to renew, extend or replace our Credit Facility on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

If our Credit Facility is not renewed or extended by the Revolving Period End Date, all principal and interest will be due and payable on or before June 26, 2019. Subject to certain terms and conditions, our Credit Facility may be expanded to a total of $250 million through the addition of other lenders to the facility. However, if additional lenders are unwilling to join the facility on its terms, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our Credit Facility. There can be no guarantee that we will be able to renew, extend or replace our Credit Facility upon its Revolving Period End Date on terms that are favorable to us, if at all. Our ability to expand our Credit Facility, and to obtain replacement financing at or before the time of its Revolving Period End Date, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand our Credit Facility, or to renew, extend or refinance our Credit Facility by the Revolving Period End Date, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, and such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. Such circumstances would also increase the likelihood that we would be required to redeem some or all of our outstanding mandatorily redeemable preferred stock, which could potentially require us to sell more assets. In addition to selling assets, or as an alternative, we may issue common equity in order to repay amounts outstanding under our Credit Facility. Based on the recent trading prices of our common stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings, assets and voting interest in us. If we are able to renew, extend or refinance our Credit Facility prior to maturity, renewal, extension or refinancing, it could potentially result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds to fund investments or maintain distributions to common and preferred stockholders.

Because we expect to distribute substantially all of our Investment Company Taxable Income, at least 90%, on an annual basis, our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

We completed recent equity offerings of our Series C and Series B Term Preferred Stock in May 2015 and November 2014, respectively; our Series A Term Preferred Stock in March 2012; and our common stock offerings in March 2015 and in October 2012, and there can be no assurance that we will be able to raise capital through issuing equity in the near future. Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

•

Senior Securities. We may issue senior securities representing indebtedness (including borrowings under our Credit Facility) and senior securities that are stock (including our Series A Term Preferred Stock, Series B Term Preferred Stock, and C Term Preferred Stock), up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue senior securities representing indebtedness and senior securities which are stock, in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200% on each such senior security immediately after each issuance of each such senior security. As a result of incurring indebtedness (in whatever form), we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions, issue senior securities or repurchase shares of our common stock would be restricted if the asset coverage on each of our senior securities is not at least 200%. If the aggregate fair value of our assets declines, we might be unable to satisfy that 200% requirement. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering costs will not be available for distributions to stockholders. Furthermore, if we have to issue common stock below NAV per common share, any non-participating stockholders will be subject to dilution, as described below. Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of senior securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of senior securities that are stock.

•	Common and Convertible Preferred Stock. Because we are constrained in our ability to issue debt or senior securities for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock, the percentage ownership of our common stockholders at the time of the issuance would decrease and our existing common stockholders may experience dilution. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below NAV per common share to purchasers, other than to our existing common stockholders through a rights offering, without first obtaining the approval of our stockholders and our independent directors. If we were to sell shares of our common stock below our then current NAV per common share, as we did in March 2015 and October 2012, such sales would result in an immediate dilution to the NAV per common share. This dilution would occur as a result of the sale of common shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a common stockholder’s interest in our earnings and assets and voting percentage than the increase in our assets resulting from such issuance. For example, if we issue and sell an additional 10% of our common stock at a 5% discount from NAV, a common stockholder who does not participate in that offering for its proportionate interest will suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV. This imposes constraints on our ability to raise capital when our common stock is trading below NAV per common share, as it generally has for the last several years. As noted above, the 1940 Act prohibits the issuance of multiple classes of senior securities that are stock. As a result, we would be prohibited from issuing convertible preferred stock to the extent that such a security was deemed to be a separate class of stock from our outstanding mandatorily redeemable preferred stock.

We financed certain of our investments with borrowed money and capital from the issuance of senior securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%

Corresponding return to common stockholder (A)	(22.5)%	(13.4)%	(4.3)%	4.7%	13.8%

(A)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of March 31, 2016, by the assumed rates of return and subtracting all interest on our debt and dividends on our mandatorily redeemable preferred stock expected to be paid or declared during the twelve months following March 31, 2016; and then dividing the resulting difference by our total net assets attributable to common stock as of March 31, 2016. Based on $506.3 million in total assets, $95.0 million in borrowings outstanding on our Credit Facility, $5.1 million in a secured borrowing, $40.0 million in aggregate liquidation preference of Series A Term Preferred Stock, $41.4 million in aggregate liquidation preference of Series B Term Preferred Stock, $40.3 million in aggregate liquidation preference of Series C Term Preferred Stock and $279.0 million in net assets as of March 31, 2016.

Based on an aggregate outstanding indebtedness of $100.1 million at principal as of March 31, 2016, the effective annual interest rate of 3.9% as of that date, and aggregate liquidation preference of our mandatorily redeemable preferred stock of $121.7 million, our investment portfolio at fair value would have to produce an annual return of at least 2.5% to cover annual interest payments on the outstanding debt and dividends on our mandatorily redeemable preferred stock.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the spread between the rate at which we borrow funds and the rate at which we loan these funds. An increase or decrease in interest rates could reduce the spread between the rate at which we invest and the rate at which we borrow, and thus, adversely affect our profitability, if we have not appropriately hedged against such event. Alternatively, our interest rate hedging activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio.

Ultimately, we expect approximately 90.0% of the loans in our portfolio to be at variable rates determined on the basis of the LIBOR and approximately 10.0% to be at fixed rates. As of March 31, 2016, based on the total principal balance of debt investments outstanding, our portfolio consisted of 85.9% of loans at variable rates with floors and 14.1% at fixed rates.

As of March 31, 2016, we had one interest rate cap agreement for a notional amount of $45.0 million, which expired in April 2016. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Our ability to receive payments pursuant to an interest rate cap agreement is linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the interest rate cap agreement.

Also, the fair value of certain of our debt investments is based in part on the current market yields or interest rates of similar securities. A change in interest rates could have a significant impact on our determination of the fair value of these debt investments. In addition, a change in interest rates could also have an impact on the fair value of any interest rate cap agreements then in effect that could result in the recording of unrealized appreciation or depreciation in future periods. Therefore, adverse developments resulting from changes in interest rates could have a material adverse effect on our business, financial condition and results of operations. For additional information on interest rate fluctuations, see Management’s Discussion and Analysis of Financial Condition and Results of Operations — Quantitative and Qualitative Disclosures About Market Risk for additional information on interest rate cap agreements .

Risks Related to Our Regulation and Structure

We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, annual distribution and asset diversification requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our Investment Company Taxable Income to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create original issue discount (“OID”), which we must recognize as ordinary income over the term of the debt investment. Similarly, PIK interest which is accrued generally over the term of the debt investment but not paid in cash, is recognized as ordinary income. Both OID and PIK interest will increase the amounts we are required to distribute to maintain our RIC status. Because such OIDs and PIK interest will not produce distributable cash for us at the same time as we are required to make distributions, we will need to use cash from other sources to satisfy such distribution requirements. Additionally, we must meet asset diversification and income source requirements at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC as of a calendar quarter or annually for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our common stock. For additional information regarding asset coverage ratio and RIC requirements, see “Business — Material U.S. Federal Income Tax Considerations — RIC Status .”

From time to time, some of our debt investments may include success fees that would generate payments to us if the business is ultimately sold. Because the satisfaction of these success fees, and the ultimate payment of these fees, is uncertain and highly contingent, we generally only recognize them as income when the payment is received. Success fee amounts are characterized as ordinary income for tax purposes and, as a result, we are required to distribute such amounts to our stockholders in order to maintain our RIC status.

If we do not invest a sufficient portion of our assets in “qualifying assets,” we could fail to qualify as a BDC under the 1940 Act or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets, as defined in Section 55(a) of the 1940 Act.

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility. For additional information regarding qualifying assets, see “Business — Regulation as a Business Development Company — Qualifying Assets.”

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We, and our portfolio companies, are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see “Business — Material U.S. Federal Income Tax Considerations — RIC Status” and “Business — Regulation as a Business Development Company. ”

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could restrict a change in control and have an adverse impact on the price of our common stock.

We are subject to provisions of the Delaware General Corporation Law that, in general, prohibit any business combination with a beneficial owner of 15% or more of our common stock for three years unless the holder’s acquisition of our stock was either approved in advance by our Board of Directors or ratified by our Board of Directors and stockholders owning two-thirds of our outstanding stock not owned by the acquiring holder. Although we believe these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with our Board of Directors, they would apply even if the offer may be considered beneficial by some stockholders.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our Board of Directors to induce the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

We may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy the asset coverage tests under the provisions of the 1940 Act that apply to BDCs. As a BDC, we have the ability to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue senior securities representing indebtedness, including borrowing money from banks or other financial institutions, or senior securities that are stock, such as our Series A Term Preferred Stock, our Series B Term Preferred Stock, and our Series C Term Preferred Stock, only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each such incurrence or issuance. Further, we may not be permitted to declare a dividend or make any distribution to our outstanding stockholders or repurchase shares until such time as we satisfy this test. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution. We have incurred leverage to generate capital to make additional investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and David Dullum, and on the continued operations of the Adviser, for our future success.

We have no employees. Our chief executive officer, chief operating officer, chief financial officer and treasurer, chief valuation officer, and the employees of the Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, Terry Lee Brubaker and David Dullum for their experience, skills, and networks. Our executive officers and the employees of the Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of the Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon the Adviser and that discontinuation of its operations or the loss of its key management personnel could have a material adverse effect on our ability to achieve our investment objectives.

Our success depends on the Adviser’s ability to attract and retain qualified personnel in a competitive environment.

The Adviser experiences competition in attracting and retaining qualified personnel, particularly investment professionals and senior executives, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. The Adviser competes with investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies for qualified personnel, many of which have greater resources than us. Searches for qualified personnel may divert management’s time from the operation of our business. Strain on the existing personnel resources of the Adviser, in the event that it is unable to attract experienced investment professionals and senior executives, could have a material adverse effect on our business.

We are dependent upon the contacts and relationships of the Adviser to provide us with potential investment opportunities.

We depend upon the Adviser to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or members of our investment team fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the Adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future. Failure of the Adviser to maintain such relationships or enter into new relationships that would generate additional investment opportunities, could have a material adverse effect on our business.

The Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right to resign under the Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our common stock may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Our incentive fee may induce the Adviser to make certain investments, including speculative investments.

The management compensation structure that has been implemented under the Advisory Agreement may cause the Adviser to invest in high-risk investments or take other investment risks. In addition to its management fee, the Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net investment income may lead the Adviser to place undue emphasis on the maximization of net investment income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss.

The Advisory Agreement entitles the Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter (before deducting incentive fee, net operating losses and certain other items) above a threshold return of 1.75% for that quarter. When calculating our incentive fee, our pre-incentive fee net investment income excludes realized losses and unrealized depreciation that we may incur in the fiscal quarter, even if such losses or depreciation result in a net decrease in net assets on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net realized or unrealized loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with the Adviser, see “Business — Investment Advisory and Management Agreement.”

We may be required to pay the Adviser incentive compensation on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as debt instruments with PIK interest. If a portfolio company defaults on a loan, it is possible that such accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against the Adviser. During the years ended March 31, 2016, 2015 and 2014, PIK income and any other non-cash income represented less than 1% of total income for the year.

The Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement would likely adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on the Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of the Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, the Adviser will need to hire, train, supervise, and manage new employees successfully. Any failure to manage our future growth effectively would likely have a material adverse effect on our business, financial condition, and results of operations and cash flows.

There are significant potential conflicts of interest, including with the Adviser, which could impact our investment returns.

Our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of the Adviser and Administrator, and the Affiliated Public Funds. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is the vice chairman and chief operating officer of the Adviser and Administrator, and the Affiliated Public Funds. Mr. Dullum, our president, is an executive managing director of the Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Company or the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. Our Board of Directors approved a revision of our investment objectives and strategies that became effective on January 1, 2013, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Directors. As of March 31, 2016, our Board of Directors has approved the following types of transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Capital in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Pursuant to the Co-Investment Order, under certain circumstances, we may co-invest with Gladstone Capital and any future BDC or closed-end management investment company that is advised by the

Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While neither we nor the Adviser currently receive fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for services other than managerial assistance as discussed in “ Business — Ongoing Management of Investment Portfolio Company Relationships — Managerial Assistance and Services.”

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries and any change in our referral relationships may impact our business plan.

We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of investments and fully execute our business plan.

The Adviser is not obligated to provide credits of the base management fee or incentive fees, which could negatively impact our earnings and our ability to maintain our current level of distributions to our stockholders.

The Advisory Agreement provides for a base management fee, based on our gross assets, and an incentive fee, that is based on our income and capital gains. Our Board of Directors has accepted in the past and may accept in the future voluntary, unconditional and irrevocable credits to reduce the annual 2.0% base management fee or the incentive fee, on a quarterly or annual basis. Any fees credited may not be recouped by the Adviser in the future. However, the Adviser is not required to issue these or other credits of fees under the Advisory Agreement. If the Adviser does not issue these credits in the future, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our stockholders, which could have a material adverse impact on our common stock price.

Our base management fee may induce the Adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any investments made with proceeds of borrowings, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our securities. Given the subjective nature of the investment decisions made by the Adviser on our behalf, we will not be able to monitor this potential conflict of interest.

Risks Related to an Investment in Our Securities

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, placing and removing investments on non-accrual status, the degree to which we encounter competition in our markets, the ability to sell investments at attractive terms, the ability to fund and close suitable investments, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions or that distributions may not grow over time.

Our current intention is to distribute at least 90% of our Investment Company Taxable Income to our common stockholders on a quarterly basis by paying monthly common distributions. We expect to retain some or all net realized long-term capital gains by first offsetting them with realized capital losses, and, secondly, through a “deemed distribution” to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains to our common stockholders in cash. In addition, our Credit Facility restricts the amount of distributions we are permitted to make annually. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions.

Investing in our securities may involve an above average degree of risk.

The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

Distributions to our common stockholders have included and may in the future include a return of capital.

Our Board of Directors declares monthly common distributions each quarter based on the respective quarter’s estimates of Investment Company Taxable Income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our common distributions are based on estimates of Investment Company Taxable Income that may differ from actual results, future common distributions payable to our common stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a common stockholder’s original investment in common shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our common stock by reducing the investor’s tax basis for such common stock. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have a material adverse impact on our ability to make new investments.

The market price of our shares may fluctuate significantly.

The trading price of our common stock and our preferred stock may fluctuate substantially. Due to the volatility and disruptions that have affected the capital and credit markets over the past few years, our stock has experienced greater than usual price volatility.

The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include, but are not limited to, the following:

•	general economic trends and other external factors, such as inflation, oil and gas prices, GDP growth;

•	price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

•	significant volatility in the market price and trading volume of shares of RICs, BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	changes in stock index definitions or policies, which may impact an investor’s desire to hold shares of BDCs;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of BDC status;

•	loss of RIC status;

•	changes in our earnings or variations in our operating results;

•	changes and perceived projected changes in prevailing interest rates;

•	changes in the value of our portfolio of investments;

•	any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

•	departure of key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to our shares or BDCs generally;

•	the announcement of proposed, or completed, offerings of our securities, including a rights offering; and

•	loss of a major funding source.

Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

Common shares of closed-end investment companies frequently trade at a discount from NAV.

Shares of closed-end investment companies frequently trade at a discount from NAV per common share. Since our inception, our common stock has at times traded above NAV, and at times below NAV. During the past year, our common stock has at times traded significantly below NAV. Subsequent to March 31, 2016, and through May 16, 2016, our common stock has traded at discounts of up to 27.9% of our NAV per share, which was $9.22 as of March 31, 2016. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our NAV per share will decline. As with any stock, the price of our common shares will fluctuate with market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our common shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the common shares will trade at, below or above our NAV. Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below NAV per share to purchasers other than our existing common stockholders through a rights offering without first obtaining the approval of our stockholders and our independent directors. Additionally, at times when our common stock is trading below its NAV per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional common shares in such circumstances. Thus, for as long as our common stock may trade below NAV we will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Common stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share.

At our most recent annual meeting of stockholders on August 6, 2015, our stockholders approved a proposal designed to allow us to sell shares of our common stock below the then current NAV per share in one or more offerings for a period of one year from the date of such approval, subject to certain conditions (including, but not limited to, that the number of common shares issued and sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale).

Subject to a previous approval from our stockholders, we exercised this right with Board of Director approval in March 2015, when we completed a public offering of 3.3 million shares of our common stock at a public offering price of $7.40 per share, which was below our then current NAV of $8.55 per share. Gross proceeds totaled $24.4 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $23.0 million. In April 2015, the underwriters exercised their option to purchase an additional 495,000 shares at the public offering price of $7.40 per share to cover over-allotments, which resulted in gross proceeds of $3.7 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, of $3.4 million. The net dilutive effect of the issuance of common stock, net of expenses, below NAV was $0.25 per share of common stock.

Additionally and subject to a previous approval from our stockholders, we also exercised this right with our Board of Director’s approval in October 2012, when we completed a public offering of 4.4 million shares of our common stock at a public offering price of $7.50 per share, which was below our then current NAV of $8.65 per share. Gross proceeds totaled $33.0 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $31.0 million. The net dilutive effect of the issuance of common stock, net of expenses, below NAV was $0.31 per share of common stock.

At the upcoming annual stockholders meeting scheduled for August 4, 2016, we expect that our stockholders will again be asked to vote in favor of renewing this proposal for another year. During the past year, our common stock has traded consistently, and at times significantly, below NAV. Any decision to sell shares of our common stock below the then current NAV per share of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a common stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the NAV per share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be currently predicted. However, if, for example, we sold an additional 10% of our common stock at a 5% discount from NAV, an existing common stockholder who did not participate in that offering for its proportionate interest would suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV.

If we fail to pay dividends on our mandatorily redeemable preferred stock for two years, the holders of our preferred stock will be entitled to elect a majority of our directors.

The terms of our three series of mandatorily redeemable preferred stock provide for annual dividends of $1.78125, $1.68750, and $1.62500 per outstanding share of our Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock, respectively. In accordance with the terms of each of our three series of mandatorily redeemable term preferred stock, if dividends thereon are unpaid in an amount equal to at least two years of dividends, the holders of such series of stock will be entitled to elect a majority of our Board of Directors.

Other Risks

Market volatility and the condition of the debt and equity capital markets could negatively impact our financial condition and stock price.

Beginning in the third quarter of 2007, global credit and other financial markets began to suffer substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Since March 2009, the global credit and other financial market conditions have improved as stability has increased throughout the international financial system and, specifically, in the U.S. economy in which we operate, and many public market indices have experienced positive total returns. However, the macroeconomic environment and recovery from the downturn has been challenging and inconsistent. Instability in the credit markets, the impact of periodic uncertainty regarding the U.S. federal budget, tapering of bond purchases by the U.S. Federal Reserve and debt ceiling, the instability in the geopolitical environment in many parts of the world, sovereign debt conditions in Europe and other disruptions may continue to put pressure on economic conditions in the U.S. and abroad, all of which can have an adverse effect on our business. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of these assets may decrease. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in investment income, net investment income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. We experienced to some extent such effects as a result of the economic downturn that occurred from 2008 through 2009 and may experience such effects again in any future downturn or recession.

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information, whether through breach of our network security or otherwise.

Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement and upgrade, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Terrorist attacks, acts of war, or national disasters may affect any market for our stock, impact the businesses in which we invest, and harm our business, operating results, and financial conditions.

Terrorist acts, acts of war, or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance or financial condition of us and our portfolio companies. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “believe,” “will,” “provide,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) further adverse changes in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker or David Dullum; (4) changes in our business strategy; (5) availability, terms and deployment of capital; (6) changes in our industry, interest rates, or exchange rates; (7) the degree and nature of our competition; and (8) those factors described in the “Risk Factors” section of this prospectus and any accompanying prospectus supplement. We caution readers not to place undue reliance on any such forward-looking statement, which speak only as of the date made. Except as required by law, we undertake no obligation to publicly update or revise any forward-

looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness outstanding under our Credit Facility as of March 31, 2016 was $95.0 million and currently accrues interest at the rate of approximately 3.7% with the revolving period ending on June 26, 2017. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash distribution, a minimum of 90% of our ordinary income plus the excess of net short-term capital gains over net long-term capital losses, if any, to our stockholders in the form of monthly distributions. We generally intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. The tax characteristics of distributions are reported annually to each stockholder on IRS Form 1099-DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions with respect to shares of our common stock can be reinvested automatically under the dividend reinvestment plan in additional whole and fractional shares. A stockholder whose shares of our common stock are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in the dividend reinvestment plan on the stockholder’s behalf. See “Risk Factors—Risks Related to Our Regulation and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations.”

Our common stock is traded on the NASDAQ under the symbol “GAIN.” The following table reflects, by quarter, the high and low sales prices per share of our common stock on the NASDAQ, the intra-day sales prices as a percentage of NAV and quarterly distributions declared per share for each fiscal quarter during the last two fiscal years and the current fiscal year through June 7, 2016.

	Net Asset Value Per Share (1)		Sales Price		Dividend Declared	Discount of High Sales Price to Net Asset Value (2)	Discount of Low Sales Price to Net Asset Value (2)
			High	Low
Fiscal Year ending March 31, 2015
First Quarter		$8.57	$8.39	$7.23	$0.1800	2%	16%
Second Quarter		$8.49	$7.77	$7.08	$0.1800	9%	17%
Third Quarter		$8.55	$7.50	$6.72	$0.2300	12%	21%
Fourth Quarter		$9.18	$8.04	$6.98	$0.1800	12%	24%
Fiscal Year ending March 31, 2016
First Quarter		$9.24	$8.10	$7.35	$0.1875	12%	20%
Second Quarter		$9.05	$8.25	$6.66	$0.1875	9%	26%
Third Quarter		$8.66	$8.00	$6.96	$0.1875	8%	20%
Fourth Quarter		$9.22	$7.96	$6.40	$0.1875	14%	31%
Fiscal Year ending March 31, 2017
First Quarter (through June 7, 2016)	$	*	$7.12	$6.65	$0.1875	* %	* %

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per common share on the date of the high and low sales prices. The NAVs shown are based on outstanding common shares at the end of each period.
(2)	The discounts set forth in these columns represent the high or low, as applicable, intra-day sale prices per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the discount to NAV per share on the date of the high and low intra-day sales prices.
*	Not yet available, as the NAV per share as of the end of this quarter has not yet been finalized.

Common shares of closed-end investment companies frequently trade at a discount to their NAV. The possibility that our common shares may trade at such discount to our NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our common shares will trade above, at or below NAV, although during the past three years, our common stock has consistently traded, and at times significantly, below NAV. If our shares publicly trade for a substantial period of time at a substantial discount to our then current NAV per share, our Board of Directors may consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount.

As of June 3, 2016, there were 22 record owners of our common stock.

The following are our outstanding classes of Securities as of June 3, 2016.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common Stock	100,000,000	—	30,270,958
7.125% Series A Cumulative Term Preferred Stock	1,610,000	—	1,600,000
6.750% Series B Cumulative Term Preferred Stock	2,000,000	—	1,656,000
6.500% Series C Cumulative Term Preferred Stock	1,700,000	—	1,610,000

RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED DIVIDENDS

For the years ended March 31, 2016, 2015, 2014, 2013 and 2012 the ratio of earnings to fixed charges and preferred dividends of the Company, computed as set forth below, was as follows:

	Year Ended March 31,
	2016		2015		2014		2013		2012
Ratio of earnings to combined fixed charges and preferred dividends	2.5	x	3.3	x	4.2	x	4.5	x	10.6	x

For purposes of computing the ratio, “earnings” consists of net investment income before fixed charges and preferred dividends. Fixed charges and preferred dividends include interest expense on borrowings, dividend expense on our Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock, amortization of deferred financing costs, and the portion of operating lease expense that represents interest. The portion of operating lease expense that represents interest is calculated by dividing the amount of rent expense, allocated to us by our Administrator as part of the administration fee payable under the Administration Agreement, by three. You should read these ratios of earnings to fixed charges and preferred dividends in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA

The following consolidated selected financial data as of and for the fiscal years ended March 31, 2016, 2015, 2014, 2013, and 2012, are derived from our audited accompanying Consolidated Financial Statements. The other data included in the second table below is unaudited. The data should be read in conjunction with our audited accompanying Consolidated Financial Statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Year Ended March 31,
	2016	2015	2014	2013	2012
Statement of Operations Data:
Total investment income	$50,955	$41,643	$36,264	$30,538	$21,242
Total expenses, net of credits from Adviser	30,239	21,746	16,957	14,050	7,499

Net investment income	20,716	19,897	19,307	16,488	13,743

Net realized and unrealized gain (loss)	4,138	30,317	(20,636)	791	8,223

Net increase (decrease) in net assets resulting from operations	$24,854	$50,214	$(1,329)	$17,279	$21,966

Per Common Share Data:
Net increase (decrease) in net assets resulting from operations per common share—basic and diluted(A)	$0.82	$1.88	$(0.05)	$0.71	$0.99
Net investment income before net gain (loss) on investments per common share—basic and diluted(A)	0.68	0.75	0.73	0.68	0.62
Cash distributions declared per common share(B)	0.75	0.77	0.71	0.60	0.61

Statement of Assets and Liabilities Data:
Total assets	$506,260	$483,521	$330,694	$379,803	$325,297
Net assets	279,022	273,429	220,837	240,963	207,216
Net asset value per common share	9.22	9.18	8.34	9.10	9.38
Common shares outstanding	30,270,958	29,775,958	26,475,958	26,475,958	22,080,133
Weighted common shares outstanding—basic and diluted	30,268,253	26,665,821	26,475,958	24,189,148	22,080,133

Senior Securities Data:
Total borrowings, at cost(C)	$100,096	$123,896	$66,250	$94,016	$76,005
Mandatorily redeemable preferred stock	121,650	81,400	40,000	40,000	40,000

(A)	Per share data is based on the weighted average common stock outstanding for both basic and diluted.
(B)	The tax character of distributions is determined on an annual basis. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders elsewhere in this prospectus.
(C)	Includes borrowings under our Credit Facility, other secured borrowings, and short-term loans, as applicable.

	Year Ended March 31,
	2016	2015	2014	2013	2012
Other Unaudited Data:
Number of portfolio companies	36	34	29	21	17
Average size of portfolio company investment at cost	$14,392	$14,861	$13,225	$15,544	$15,670
Principal amount of new investments	69,380	108,197	132,291	87,607	91,298
Proceeds from loan repayments and investments sold	44,582	11,260	83,415	28,424	27,185
Weighted average yield on investments(A)	12.62%	12.60%	12.61%	12.51%	12.32%
Total return(B)	4.82	11.96	24.26	4.73	5.58

(A)	Weighted average yield on investments equals interest income earned on investments divided by the weighted average interest-bearing principal balance throughout the fiscal year.
(B)	Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account common dividends reinvested in accordance with the terms of the dividend reinvestment plan. Total return does not take into account common distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders elsewhere in this prospectus.

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended March 31, 2016. The information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Quarter Ended
Year ended March 31, 2016	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Total investment income	$12,706	$13,740	$12,068	$12,441
Net investment income	5,163	6,023	4,631	4,899
Net increase (decrease) in net assets resulting from operations	8,559	(110)	(6,213)	22,618
Net increase (decrease) in net assets resulting from operations per weighted average common share – basic & diluted	$0.29	$—	$(0.21)	$0.74

	Quarter Ended
Year ended March 31, 2015	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Total investment income	$9,837	$9,071	$11,562	$11,173
Net investment income	4,859	4,204	5,839	4,995
Net increase in net assets resulting from operations	10,770	2,697	7,589	29,158
Net increase in net assets resulting from operations per weighted average common share – basic & diluted	$0.41	$0.10	$0.29	$1.08

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(dollar amounts included in tables in thousands, except per share data and as otherwise indicated)

The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein. Historical financial condition and results of operations and percentage relationships among any amounts in the financial statements are not necessarily indicative of financial condition, results of operations or percentage relationships for any future periods. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

OVERVIEW

General

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005, we completed our initial public offering and commenced operations. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We seek to avoid investments in high-risk, early stage enterprises. We expect that our investment portfolio over time will consist of approximately 75% in debt securities and 25% in equity securities, at cost. As of March 31, 2016, our investment portfolio was made up of 71.3% in debt securities and 28.7% in equity securities, at cost.

We focus on investing in small and medium-sized private businesses in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples, and the potential to realize appreciation and gain liquidity in our equity position, if any. We anticipate that liquidity in our equity position will be achieved through a merger or acquisition of the borrower, a public offering of the borrower’s stock or by exercising our right to require the borrower to repurchase our warrants, though there can be no assurance that we will always have these rights. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity and have opportunistically made several co-investments with our affiliate Gladstone Capital pursuant to the Co-Investment Order. We believe the Co-Investment Order has enhanced and will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, whether or not an affiliate of ours, our investment is likely to be smaller than if we were investing alone.

Business

Portfolio Activity

While economic conditions remain challenging, we are seeing many new investment opportunities consistent with our investment strategy of providing a combination of debt and equity in support of management and sponsor-led buyouts of small and medium-sized companies in the U.S. For the fiscal year ended March 31, 2016, we invested a total of $56.1 million in three new portfolio companies, exited two existing portfolio companies with a combined fair value of $5.2 million, partially exited one existing portfolio company with a fair value of $26.8 million, and obtained a $13.0 million investment in one additional portfolio company as part of a restructuring, resulting in a net expansion of our overall portfolio to 36 portfolio companies and an increase year over year of 2.5% in our portfolio at cost. These new investments increased our aggregate investments made since October 2010 to $489.3 million in 29 new debt and equity investments. For the fiscal year ended March 31, 2016, our new investments consisted of approximately 76.9% first and second lien secured debt and 23.1% equity investments, based on the originating principal or cost balances, respectively.

Generally, the majority of our debt securities in our portfolio have a success fee component, which enhances the yield on our debt investments. Unlike PIK income, we generally do not recognize success fees as income until they are received in cash. Due to their contingent nature, there are no guaranties that we will be able to collect any or all of these success fees or know the timing of such collections. As a result, as of March 31, 2016, we had unrecognized success fees of $27.8 million, or $0.92 per common share. Consistent with GAAP, we generally have not recognized our success fee receivable and related income in our accompanying Consolidated Financial Statements.

As of March 31, 2016, the improved investing environment has presented us with an opportunity to realize gains and other income from six management-supported buyout liquidity events since June 2010, and in the aggregate, these six liquidity events have generated $71.8 million in net realized gains and $16.2 million in other income, or combined total value added on exit of $88.0 million. We believe each of these transactions was an equity-oriented investment success and exemplifies our investment strategy of striving to achieve returns through current income on the debt portion of our investments and capital gains from the equity portion. The six liquidity events that resulted in realized gains since June 2010 have significantly offset our cumulative realized losses since inception that were primarily incurred during the recession and in connection with the sale of performing loans at a realized loss to pay off a former lender. These successful exits, in part, enabled us to increase the monthly distribution by 56.3% since March 2011 and allowed us to declare and pay a $0.03 per common share one-time special distribution in fiscal year 2012, a $0.05 per common share one-time special distribution in November 2013, and a $0.05 per common share one-time special distribution in December 2014.

Capital Raising Efforts

Despite the challenges that have existed in the economy for the past several years, we have been able to meet our capital needs through extensions of and increases to our Credit Facility and by accessing the capital markets in the form of public offerings of common and preferred stock. We have successfully extended our Credit Facility’s revolving period multiple times, most recently to June 2017, and increased the commitment from $60.0 million to $185.0 million (with a potential total commitment of $250.0 million through additional commitments of new or existing lenders). Additionally, we issued 1.7 million shares of our Series B Term Preferred Stock for gross proceeds of $41.4 million in November 2014, approximately 3.8 million shares of common stock for gross proceeds of $28.1 million in March 2015, inclusive of the April 2015 overallotment, and 1.6 million shares of our Series C Term Preferred Stock for gross proceeds of $40.3 million in May 2015. Refer to “Liquidity and Capital

Resources — Equity — Common Stock ” and “ Liquidity and Capital Resources — Equity — Term Preferred Stock ” for further discussion of our common stock and mandatorily redeemable preferred stock and “ Liquidity and Capital Resources — Revolving Credit Facility ” for further discussion of our Credit Facility.

Although we were able to access the capital markets historically, we believe market conditions continue to affect the trading price of our common stock and thus our ability to finance new investments through the issuance of common equity. On May 16, 2016, the closing market price of our common stock was $6.77, which represented a 26.6% discount to our March 31, 2016 NAV per share of $9.22. When our common stock trades below NAV, our ability to issue common equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock at an issuance price below the then current NAV per share without stockholder approval, other than through sales to our then-existing stockholders pursuant to a rights offering.

At our 2015 Annual Meeting of Stockholders held on August 6, 2015, our stockholders approved a proposal authorizing us to issue and sell shares of our common stock at a price below our then current NAV per share, subject to certain limitations, including that the number of common shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale, provided that our Board of Directors makes certain determinations prior to any such sale. This August 2015 stockholder authorization is in effect for one year from the date of stockholder approval. We sought and obtained stockholder approval concerning a similar proposal at the Annual Meeting of Stockholders held in August 2014, 2013, and 2012 and we intend to seek a similar approval at our 2016 annual meeting of stockholders in August 2016. With our Board of Directors’ subsequent approval, we issued shares of our common stock in March and April 2015 and October and November 2012 at a price per share below the then current NAV per share. The resulting proceeds, in part, have allowed us to grow the portfolio by making new investments, generate additional income through these new investments, provide us additional equity capital to help ensure continued compliance with regulatory tests and increase our debt capital while still complying with our applicable debt-to-equity ratios. Refer to “Liquidity and Capital Resources — Equity — Common Stock” for further discussion of our common stock.

Regulatory Compliance

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage ratio (as defined in Section 18(h) of the 1940 Act), of at least 200% on our senior securities representing indebtedness and our senior securities that are stock. As of March 31, 2016, our asset coverage ratio on our senior securities representing indebtedness was 483.8% and our asset coverage ratio on our senior securities that are stock was 221.4%.

Investment Highlights

For the fiscal year ended March 31, 2016, we invested $69.4 million in new debt and equity investments and extended $6.5 million of investments to existing portfolio companies through revolver draws, additions to term notes, or equity investments. From our initial public offering in June 2005 through March 31, 2016, we have made investments in 43 companies, excluding investments in syndicated loans, for a total of approximately $830 million before giving effect to principal repayments on investments and divestitures.

Investment Activity

During the fiscal year ended March 31, 2016, the following significant transactions occurred:

•	In May 2015, we invested $16.3 million in Brunswick Bowling Products, Inc. (“Brunswick”) through a combination of secured first lien debt and equity. Brunswick, headquartered in Muskegon, Michigan, is a leader in the recreation industry and provides industry expertise, products, installation and maintenance for the development and renovation of new and existing centers as well as mixed-use facilities across the entertainment industry.

•	In June 2015, we sold our investment in Roanoke Industries Corp. (“Roanoke”). As a result of the sale, we received net cash proceeds of $0.3 million, resulting in a realized gain of $0.2 million. In addition, we received full repayment of our debt investment of $1.7 million.

•	In July 2015, we invested $20.9 million in GI Plastek, Inc. (“GI Plastek”) through a combination of secured first lien debt and equity. GI Plastek, headquartered in Wolfeboro, New Hampshire, is a value-added provider of advanced manufacturing solutions for various non-automotive end markets.

•	In August 2015, NDLI, Inc. (“NDLI”) was acquired by Diligent Delivery Systems (“Diligent”). As part of this acquisition, we restructured our investment in NDLI, which resulted in the termination of our debt investments in NDLI. We received cash proceeds of $1.9 million and a $13.0 million secured second lien secured debt investment in Diligent, which resulted in a realized loss of $2.8 million. Diligent, headquartered in Houston, Texas, has provided professional delivery services since 1994.

•	In September 2015, we sold our investment in Cavert II Holding Corp. (“Cavert”). As a result of the sale, we received cash proceeds of $3.4 million, resulting in dividend income of $1.5 million and repayment of our equity investment at its cost basis of $1.8 million.

•	In October 2015, we sold our investment in Funko, LLC (“Funko”), which resulted in dividend and other income of $0.3 million and a realized gain of $17.0 million. In connection with the sale, we received net cash proceeds of $15.3 million, full repayment of our debt investment of $9.5 million, receivables of $3.3 million, recorded within Other assets, net on the accompanying Consolidated Statement of Assets and Liabilities, and a continuing preferred and common equity investment in Funko with a combined cost basis and fair value of $0.3 million at the close of the transaction. Additionally, we recorded a tax liability of $9.9 million for the net unrealized built-in gain that was realized upon the sale, of which $8.5 million was subsequently paid. The remaining tax liability of $1.4 million is included within Other liabilities on the accompanying Consolidated Statement of Assets and Liabilities.

•	In December 2015, we invested $19.0 million in Nth Degree, Inc. (“Nth Degree”) through a combination of secured first lien debt and preferred equity. Nth Degree, headquartered outside of Atlanta, Georgia, is a multifaceted face-to-face event marketing and management services organization.

•	In December 2015, we restructured our investment in Galaxy Tool Holding Corporation (“Galaxy”). As a result of the restructure, we converted debt with a cost basis of $10.5 million into preferred equity with a new cost basis and fair value of $0, which resulted in a realized loss of $10.5 million.

•	In December 2015, we restructured our investment in Tread Corporation (“Tread”). As a result of the restructure, we converted debt with a cost basis of $9.26 million into preferred equity with a new cost basis and fair value of $0.4 million. As part of the transaction, we also exercised our existing common stock warrants for an exercise price of $0.2 million. As a result of the transaction, we recognized a realized loss of $8.6 million.

The following significant investment activity occurred subsequent to March 31, 2016. Also refer to Note 15 — Subsequent Events in our accompanying Consolidated Financial Statements included elsewhere in this Prospectus.

•	In April 2016, we sold our investment in Acme Cryogenics, Inc. (“Acme”), which had a cost basis and fair value of $23.7 million and $44.9 million, respectively, as of March 31, 2016. In connection with the sale, we received net cash proceeds of $44.6 million, including the repayment of our debt investment of $14.5 million at par.

•	In May 2016, we invested $25.5 million in The Mountain Corporation (“The Mountain”) through a combination of secured second lien debt and preferred equity. The Mountain, headquartered in Keene, New Hampshire, is a designer and manufacturer of premium quality, bold artwear apparel serving a diverse global customer base.

Recent Developments

Distributions and Dividends

In April 2016, our Board of Directors declared the following monthly distributions to common stockholders and dividends to holders of our Series A Term Preferred Stock, Series B Term Preferred Stock, and Series C Term Preferred Stock:

Record Date	Payment Date	Distribution per Common Share	Dividend per Series A Term Preferred Share	Dividend per Series B Term Preferred Share	Dividend per Series C Term Preferred Share
April 22, 2016	May 2, 2016	$0.0625	$0.1484375	$0.140625	$0.135417
May 19, 2016	May 31, 2016	0.0625	0.1484375	0.140625	0.135417
June 17, 2016	June 30, 2016	0.0625	0.1484375	0.140625	0.135417

Total for the Quarter:		$0.1875	$0.4453125	$0.421875	$0.406251

RESULTS OF OPERATIONS

Comparison of the Fiscal Year Ended March 31, 2016, to the Fiscal Year Ended March 31, 2015

	For the Fiscal Years Ended March 31,
	2016	2015	$ Change	% Change
INVESTMENT INCOME
Interest income	$46,397	$36,685	$9,712	26.5%
Other income	4,558	4,958	(400)	(8.1)

Total investment income	50,955	41,643	9,312	22.4

EXPENSES
Base management fee	9,925	7,569	2,356	31.1
Loan servicing fee	6,697	4,994	1,703	34.1
Incentive fee	5,179	4,975	204	4.1
Administration fee	1,190	932	258	27.7
Interest and dividend expense	12,117	7,460	4,657	62.4
Amortization of deferred financing costs	1,908	1,329	579	43.6
Other	3,046	2,329	717	30.8

Total expenses before credits from Adviser	40,062	29,588	10,474	35.4
Credits to fees from Adviser	(9,823)	(7,842)	(1,981)	25.3

Total expenses, net of credits to fees	30,239	21,746	8,493	39.1

NET INVESTMENT INCOME	20,716	19,897	819	4.1

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(4,599)	(73)	(4,526)	NM
Net unrealized appreciation of investments	8,737	29,940	(21,203)	(70.8)
Net unrealized depreciation of other	—	450	(450)	(100.0)

Net realized and unrealized gain on investments and other	4,138	30,317	(26,179)	(86.4)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,854	$50,214	$(25,360)	(50.5)

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.68	$0.75	$(0.07)	(9.3)%

Net increase in net assets resulting from operations	0.82	1.88	(1.06)	(56.4)

NM = Not Meaningful

Investment Income

Total investment income increased by 22.4% for the year ended March 31, 2016, as compared to the prior year. This increase was due to an increase in interest income, which resulted primarily from an increase in the size of our interest-bearing portfolio during the year ended March 31, 2016, partially offset by a decline in other income for the same period.

Interest income from our investments in debt securities increased 26.5% for the year ended March 31, 2016, as compared to the prior year. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended March 31, 2016, was $367.6 million, compared to $292.2 million for the prior year. This increase was primarily due to $53.4 million in new debt investments originated after March 31, 2015.

Our loans to one portfolio company, Tread, were on non-accrual status as of March 31, 2016 and 2015, with an aggregate debt cost basis of $1.4 million and $11.7 million, respectively. The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents and receipts recorded as other income, was 12.6% for both years ended March 31, 2016 and 2015. The weighted average yield may vary from period to period, based on the current stated interest rate on interest-bearing investments.

Other income for the year ended March 31, 2016 decreased 8.1% from the prior year. During the year ended March 31, 2016, other income primarily consisted of $2.9 million of dividend income and $1.6 million of success fee income. During the year ended March 31, 2015, other income primarily consisted of $3.5 million of dividend income and $1.4 million of success fee income.

The following table lists the investment income for our five largest portfolio company investments, at fair value, during the respective fiscal years:

	As of March 31, 2016		Year Ended March 31, 2016
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Acme Cryogenics, Inc. (A)	$44,894	9.2%	$1,695	3.3%
Counsel Press, Inc.	28,899	5.9	3,183	6.3
Cambridge Sound Management, Inc.	27,835	5.7	1,983	3.9
SOG Specialty Knives & Tools, LLC	26,147	5.4	2,665	5.2
Nth Degree, Inc. (B)	21,002	4.3	503	1.0

Subtotal—five largest investments	148,777	30.5	10,029	19.7
Other portfolio companies	338,879	69.5	40,926	80.3

Total investment portfolio	$487,656	100.0%	$50,955	100.0%

	As of March 31, 2015		Year Ended March 31, 2015
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Counsel Press, Inc. (B)	$31,995	6.9%	$9	0.0%
SOG Specialty Knives & Tools, LLC	31,851	6.8	2,657	6.4
Funko, LLC	25,008	5.4	991	2.4
Acme Cryogenics, Inc.	23,019	4.9	1,691	4.1
Old World Christmas, Inc. (B)	22,427	4.8	1,060	2.5

Subtotal—five largest investments	134,300	28.8	6,408	15.4
Other portfolio companies	331,753	71.2	35,235	84.6

Total investment portfolio	$466,053	100.0%	$41,643	100.0%

(A)	In April 2016, we exited our investment in Acme, yielding $44.6 million in net cash proceeds, including the repayment of our $14.5 million debt investment at par.
(B)	New investment during the applicable year.

Expenses

Total expenses, net of any voluntary, unconditional, and irrevocable credits from the Adviser, increased 39.1% for the year ended March 31, 2016, as compared to the prior year period, primarily due to an increase in interest and dividend expense and in the net base management fee.

The net base management fee increased for the fiscal year ended March 31, 2016, as compared to the prior year period, as a result of the increased size of our portfolio over the respective periods. The base management fee, loan servicing fee, incentive fee, and their related voluntary, unconditional, and irrevocable credits are computed quarterly, as described under “ Transactions with the Adviser ” in Note 4 — Related Party Transactions of the notes to our accompanying Consolidated Financial Statements and are summarized in the following table:

	Year Ended March 31,
	2016	2015
Average total assets subject to base management fee (A)	$496,250	$378,450
Multiplied by annual base management fee of 2.0%	2.0%	2.0%

Base management fee (B)	9,925	7,569
Credits to fees from Adviser—other (B)	(3,126)	(2,848)

Net base management fee	$6,799	$4,721

Loan servicing fee (B)	6,697	4,994
Credits to base management fee—loan servicing fee (B)	(6,697)	(4,994)

Net loan servicing fee	$—	$—

Incentive fee (B)	5,179	4,975
Credits to fees from Adviser—other (B)	—	—

Net incentive fee	$5,179	$4,975

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.

Interest and dividend expense increased 62.4% for the year ended March 31, 2016, as compared to the prior year, primarily due to increased average borrowings under our Credit Facility and our Series B Term Preferred Stock issued in November 2014 and our Series C Term Preferred Stock issued in May 2015. The weighted average balance outstanding on our Credit Facility during the fiscal year ended March 31, 2016, was $94.6 million, as compared to $79.2 million in the prior year. Dividends on mandatorily redeemable preferred stock increased as a result of the issuance of $41.4 million of our Series B Term Preferred Stock in November 2014 and the issuance of $40.3 million of our Series C Term Preferred Stock in May 2015.

Realized and Unrealized Gain (Loss)

Net Realized Loss on Investments

During the year ended March 31, 2016, we recorded a net realized loss of $4.6 million, primarily consisting of realized losses of $10.5 million, $2.8 million, and $8.6 million related to the restructuring of our investments in Galaxy, NDLI, and Tread, respectively, partially offset by a realized gain of $17.0 million related to the sale of our investments in Funko and $0.3 million of other gains. During the fiscal year ended March 31, 2015, we recorded a net realized loss of $0.1 million related to reversal of escrows from previous investment exits.

Net Unrealized Appreciation of Investments

During the year ended March 31, 2016, we recorded net unrealized appreciation of investments in the aggregate amount of $8.7 million.

The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the fiscal year ended March 31, 2016, were as follows:

	Year Ended March 31, 2016
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Acme Cryogenics, Inc.	$—	$21,875	$—	$21,875
Cambridge Sound Management, Inc.	—	5,636	—	5,636
D.P.M.S., Inc.	—	5,503	—	5,503
Frontier Packaging, Inc.	—	5,426	—	5,426
Behrens Manufacturing, LLC	—	5,147	—	5,147
Schylling, Inc.	—	4,103	—	4,103
Drew Foam Company, Inc.	—	3,697	—	3,697
Funko, LLC	17,039	1,861	(16,009)	2,891
Country Club Enterprises, LLC	—	2,450	—	2,450
Precision Southeast, Inc.	—	2,092	—	2,092
Nth Degree, Inc.	—	2,052	—	2,052
Diligent Delivery Systems	—	1,484	—	1,484
Logo Sportswear, Inc.	—	1,245	—	1,245
Tread Corporation	(8,628)	3,603	6,086	1,061
NDLI, Inc.	(2,795)	(50)	3,480	635
GI Plastek, Inc.	—	522	—	522
Auto Safety House, LLC	—	373	—	373
Brunswick Bowling Products, Inc.	—	324	—	324
Star Seed, Inc.	—	(300)	—	(300)
Quench Holdings Corp.	—	(1,072)	—	(1,072)
Jackrabbit, Inc.	—	(1,133)	—	(1,133)
Channel Technologies Group, LLC	—	(1,401)	—	(1,401)
Cavert II Holding Corp.	(1)	63	(1,483)	(1,421)
Counsel Press Inc.	—	(1,596)	—	(1,596)
B-Dry, LLC	—	(2,069)	—	(2,069)
Ginsey Home Solutions, Inc.	—	(2,362)	—	(2,362)
Mitchell Rubber Products, Inc.	—	(3,154)	700	(2,454)
Old World Christmas, Inc.	—	(2,498)	—	(2,498)
SBS Industries, LLC	—	(2,810)	—	(2,810)
Meridian Rack & Pinion, Inc.	—	(2,950)	—	(2,950)
Head Country Food Products, Inc.	—	(3,931)	—	(3,931)
Edge Adhesives Holdings, Inc.	—	(3,971)	9	(3,962)
Alloy Die Casting Co.	—	(4,274)	—	(4,274)
B+T Group Acquisition, Inc.	—	(4,541)	—	(4,541)
SOG Specialty Knives & Tools, LLC	—	(5,704)	—	(5,704)
Mathey Investments, Inc.	—	(7,576)	—	(7,576)
Galaxy Tool Holding Corporation	(10,545)	(2,762)	2,762	(10,545)
Other, net (<$250 Net)	331	—	(110)	221

Total	$(4,599)	$13,302	$(4,565)	$4,138

The primary driver of net unrealized appreciation of $8.7 million for the year ended March 31, 2016, was an increase in the equity valuation of Acme due to an increase in performance and comparable multiples used to estimate the fair value of our investment, as well as an increase in performance and, to a lesser extent, multiples used to estimate the fair value of certain of our other investments and, the reversal of $12.3 million of previously recorded unrealized depreciation on our investments in Galaxy, NDLI, and Tread upon their restructures. These increases were partially offset by the reversal of $17.5 million of previously recorded unrealized appreciation on our investments in Cavert and Funko upon their exits as well as a decline in the performance of certain portfolio companies.

During the year ended March 31, 2015, we recorded net unrealized appreciation of investments in the aggregate amount of $29.9 million.

Realized losses and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2015, were as follows:

	Year Ended March 31, 2015
Portfolio Company	Realized Loss	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Funko, LLC	$—	$13,090	$—	$13,090
SOG Specialty Knives & Tools, LLC	—	5,211	—	5,211
Drew Foam Company, Inc.	—	4,994	—	4,994
Jackrabbit, Inc.	—	4,575	—	4,575
NDLI, Inc.	—	4,397	—	4,397
Ginsey Home Solutions, Inc.	—	3,904	—	3,904
Mathey Investments, Inc.	—	2,735	—	2,735
Cambridge Sound Management, Inc.	—	2,698	—	2,698
Alloy Die Casting Co.	—	2,068	—	2,068
Tread Corporation	—	1,896	—	1,896
Frontier Packaging, Inc.	—	1,816	—	1,816
SBS Industries, LLC	—	1,746	—	1,746
Behrens Manufacturing, LLC	—	692	—	692
Old World Christmas, Inc.	—	477	—	477
Quench Holdings Corp.	—	375	—	375
B+T Group Acquisition, Inc.	—	344	—	344
Edge Adhesives Holdings, Inc.	—	(274)	—	(274)
Meridian Rack & Pinion, Inc.	—	(411)	—	(411)
D.P.M.S., Inc.	—	(605)	—	(605)
Country Club Enterprises, LLC	—	(806)	—	(806)
Channel Technologies Group, LLC	—	(807)	—	(807)
Galaxy Tool Holding Corporation	—	(2,992)	—	(2,992)
Acme Cryogenics, Inc.	—	(3,881)	—	(3,881)
B-Dry, LLC	—	(4,081)	—	(4,081)
Mitchell Rubber Products, Inc.	—	(7,178)	—	(7,178)
Other, net (<$250 Net)	(73)	(43)	—	(116)

Total	$(73)	$29,940	$—	$29,867

The primary driver of net unrealized appreciation of $29.9 million for the year ended March 31, 2015, was an increase in the equity valuations of Funko, SOG, Drew Foam Company, Inc. (“Drew Foam”), Jackrabbit, Inc. (“Jackrabbit”), and NDLI, due to an increase in the portfolio companies’ performance and an increase in certain comparable multiples used to estimate the fair value of our investments. This was partially offset by decreased performance in several of our portfolio companies.

Over our entire investment portfolio, we recorded $15.2 million of net unrealized appreciation on our debt positions and $6.5 million of net unrealized depreciation on our equity holdings for the year ended March 31, 2016. At March 31, 2016, the fair value of our investment portfolio was less than our cost basis by $30.5 million, as compared to $39.2 million at March 31, 2015, representing net unrealized appreciation of $8.7 million for the year ended March 31, 2016. We believe that our aggregate investment portfolio is valued at a depreciated value due to the lingering effects of the recent recession on the performance of certain of our portfolio companies. Our entire portfolio was fair valued at 94.1% of cost as of March 31, 2016.

Net Unrealized Depreciation on Other

For the year ended March 31, 2015, we recorded $0.5 million of net unrealized depreciation on our Credit Facility recorded at fair value. For the year ended March 31, 2016, no such amounts were incurred.

Comparison of the Fiscal Year Ended March 31, 2015, to the Fiscal Year Ended March 31, 2014

	For the Fiscal Years Ended March 31,
	2015	2014	$ Change	% Change
INVESTMENT INCOME
Interest income	$36,685	$30,460	$6,225	20.4%
Other income	4,958	5,804	(846)	(14.6)

Total investment income	41,643	36,264	5,379	14.8

EXPENSES
Base management fee	7,569	6,207	1,362	21.9
Loan servicing fee	4,994	4,326	668	15.4
Incentive fee	4,975	3,983	992	24.9
Administration fee	932	863	69	8.0
Interest and dividend expense	7,460	4,925	2,535	51.5
Amortization of deferred financing costs	1,329	1,024	305	29.8
Other	2,329	2,264	65	2.9

Total expenses before credits from Adviser	29,588	23,592	5,996	25.4
Credits to fees from Adviser	(7,842)	(6,635)	(1,207)	(18.2)

Total expenses, net of credits to fees	21,746	16,957	4,789	28.2

NET INVESTMENT INCOME	19,897	19,307	590	3.1

REALIZED AND UNREALIZED (LOSS) GAIN
Net realized (loss) gain on investments	(73)	8,241	(8,314)	NM
Net realized loss on other	—	(29)	29	100.0
Net unrealized appreciation (depreciation) of investments	29,940	(29,206)	59,146	NM
Net unrealized depreciation of other	450	358	92	25.7

Net realized and unrealized gain (loss) on investments and other	30,317	(20,636)	50,953	NM

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$50,214	$(1,329)	$51,543	NM

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.75	$0.73	$0.02	2.7%

Net increase (decrease) in net assets resulting from operations	1.88	(0.05)	1.93	NM

NM = Not Meaningful

Investment Income

Total investment income increased by 14.8% for the year ended March 31, 2015, as compared to the prior year. This increase was due to an increase in interest income, which resulted primarily from an increase in the size of our interest-bearing portfolio during the year ended March 31, 2015, partially offset by a decline in other income for the same period.

Interest income from our investments in debt securities increased 20.4% for the year ended March 31, 2015, as compared to the prior year. The level of interest income from investments is directly related to the principal balance of our interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average principal balance of our interest-bearing investment portfolio during the year ended March 31, 2015, was $292.2 million, compared to $241.5 million for the prior year. This increase was primarily due to $84.7 million in new debt investments originated after March 31, 2014.

Our loans to one portfolio company, Tread, were on non-accrual status with an aggregate debt cost basis of $11.7 million as of each March 31, 2015 and 2014. The weighted average yield on our interest-bearing investments, excluding cash and cash equivalents and receipts recorded as other income, was 12.6% for both years ended March 31, 2015 and 2014. The weighted average yield may vary from period to period, based on the current stated interest rate on interest-bearing investments.

Other income for the year ended March 31, 2015 decreased 14.6% from the prior year. During the year ended March 31, 2015, other income primarily consisted of $3.5 million of dividend income and $1.4 million of success fee income. During the year ended March 31, 2014, other income primarily consisted of $1.4 million of dividend income and $4.2 million of success fee income.

The following table lists the investment income for our five largest portfolio company investments, at fair value, during the respective fiscal years:

	As of March 31, 2015		Year Ended March 31, 2015
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Counsel Press, Inc. (A)	$31,995	6.9%	$9	0.0%
SOG Specialty Knives & Tools, LLC	31,851	6.8	2,657	6.4
Funko, LLC	25,008	5.4	991	2.4
Acme Cryogenics, Inc.	23,019	4.9	1,691	4.1
Old World Christmas, Inc. (A)	22,427	4.8	1,060	2.5

Subtotal — five largest investments	134,300	28.8	6,408	15.4
Other portfolio companies	331,753	71.2	35,235	84.6

Total investment portfolio	$466,053	100.0%	$41,643	100.0%

	As of March 31, 2014		Year Ended March 31, 2014
Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
SOG Specialty Knives & Tools, LLC	$26,639	8.5%	$3,157	8.7%
Acme Cryogenics, Inc.	25,776	8.2	1,691	4.7
Galaxy Tool Holding Corporation	18,512	5.9	2,124	5.9
Ginsey Home Solutions, Inc. (A)	16,132	5.1	1,786	4.9
Edge Adhesives Holdings, Inc. (A)	15,969	5.1	142	0.4

Subtotal — five largest investments	103,028	32.8	8,900	24.6
Other portfolio companies	211,365	67.2	27,364	75.4

Total investment portfolio	$314,393	100.0%	$36,264	100.0%

(A)	New investment during the applicable year.

Expenses

Total expenses, net of any voluntary, unconditional, and irrevocable credits from the Adviser, increased 28.2% for the year ended March 31, 2015, as compared to the prior year period, primarily due to an increase in the net base management fee, incentive fee, and interest and dividend expense.

The net base management fee increased for the fiscal year ended March 31, 2015, as compared to the prior year period, as a result of the increased size of our portfolio over the respective periods. An incentive fee of $5.0 million was earned by the Adviser during the fiscal year ended March 31, 2015, compared to an incentive fee of $4.0 million for the prior year.

The base management fee, loan servicing fee, incentive fee, and their related voluntary, unconditional, and irrevocable credits are computed quarterly, as described under “ Transactions with the Adviser ” in Note 4 — Related Party Transactions of the notes to our accompanying Consolidated Financial Statements and are summarized in the following table:

	Year Ended March 31,
	2015	2014
Average total assets subject to base management fee (A)	$378,450	$310,350
Multiplied by annual base management fee of 2.0%	2.0%	2.0%

Base management fee (B)	7,569	6,207
Credits to fees from Adviser — other (B)	(2,848)	(2,309)

Net base management fee	$4,721	$3,898

Loan servicing fee (B)	4,994	4,326
Credits to base management fee — loan servicing fee (B)	(4,994)	(4,326)

Net loan servicing fee	$—	$—

Incentive fee (B)	4,975	3,983
Credits to fees from Adviser — other (B)	—	—

Net incentive fee	$4,975	$3,983

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.

Interest and dividend expense increased 51.5% for the year ended March 31, 2015, as compared to the prior year, primarily due to increased average borrowings under our Credit Facility and our Series B Term Preferred Stock issued in November 2014. The weighted average balance outstanding on our Credit Facility during the fiscal year ended March 31, 2015, was $79.2 million, as compared to $34.6 million in the prior year. The increase in average borrowings under our Credit Facility was partially offset by a decrease in the interest rate due to an amendment of our Credit Facility that occurred in June 2014. Dividends on mandatorily redeemable preferred stock increased as a result of the issuance of $41.4 million of our Series B Term Preferred Stock in November 2014.

Realized and Unrealized Gain (Loss)

Net Realized (Loss) Gain on Investments

During the year ended March 31, 2015, we recorded minimal realized activity. During the year ended March 31, 2014, we recorded a net realized gain of $8.2 million consisting of a $24.8 million gain on the Venyu Solutions,

Inc. (“Venyu”) sale, partially offset by realized losses of $11.4 million and $1.8 million related to the equity sales of Auto Safety House, LLC (“ASH”) and Packerland Whey Products, Inc. (“Packerland”), respectively, and realized losses of $3.4 million related to the restructuring of Noble.

Net Unrealized Appreciation (Depreciation) of Investments

During the year ended March 31, 2015, we recorded net unrealized appreciation of investments in the aggregate amount of $29.9 million.

The realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2015, were as follows:

	Year Ended March 31, 2015
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Funko, LLC	$—	$13,090	$—	$13,090
SOG Specialty Knives & Tools, LLC	—	5,211	—	5,211
Drew Foam Company, Inc.	—	4,994	—	4,994
Jackrabbit, Inc.	—	4,575	—	4,575
NDLI, Inc.	—	4,397	—	4,397
Ginsey Home Solutions, Inc.	—	3,904	—	3,904
Mathey Investments, Inc.	—	2,735	—	2,735
Cambridge Sound Management, Inc.	—	2,698	—	2,698
Alloy Die Casting Co.	—	2,068	—	2,068
Tread Corporation	—	1,896	—	1,896
Frontier Packaging, Inc.	—	1,816	—	1,816
SBS Industries, LLC	—	1,746	—	1,746
Behrens Manufacturing, LLC	—	692	—	692
Old World Christmas, Inc.	—	477	—	477
Quench Holdings Corp.	—	375	—	375
B+T Group Acquisition, Inc.	—	344	—	344
Edge Adhesives Holdings, Inc.	—	(274)	—	(274)
Meridian Rack & Pinion, LLC	—	(411)	—	(411)
D.P.M.S., Inc.	—	(605)	—	(605)
Country Club Enterprises, LLC	—	(806)	—	(806)
Channel Technologies Group, LLC	—	(807)	—	(807)
Galaxy Tool Holding Corporation	—	(2,992)	—	(2,992)
Acme Cryogenics, Inc.	—	(3,881)	—	(3,881)
B-Dry, LLC	—	(4,081)	—	(4,081)
Mitchell Rubber Products, Inc.	—	(7,178)	—	(7,178)
Other, net (<$250 Net)	(73)	(43)	—	(116)

Total	$(73)	$29,940	$—	$29,867

The primary driver of net unrealized appreciation of $29.9 million for the year ended March 31, 2015, was an increase in the equity valuations of Funko, SOG, Drew Foam, Jackrabbit, and NDLI, due to an increase in the portfolio companies’ performance and an increase in certain comparable multiples used to estimate the fair value of our investments. This was partially offset by decreased performance in several of our portfolio companies.

During the year ended March 31, 2014, we recorded net unrealized depreciation of investments in the aggregate amount of $29.2 million.

Realized gains (losses) and unrealized appreciation (depreciation) across our investments for the year ended March 31, 2014, were as follows:

	Year Ended March 31, 2014
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Venyu Solutions, Inc.	$24,798	$(1,596)	$(17,374)	$5,828
Auto Safety House, LLC	(11,402)	4,925	11,410	4,933
Quench Holdings Corp.	—	3,377	—	3,377
Frontier Packaging, Inc.	—	1,712	—	1,712
Channel Technologies Group, LLC	—	2,187	(583)	1,604
B-Dry, LLC	—	1,555	—	1,555
Funko, LLC	—	1,113	—	1,113
Packerland Whey Products, Inc.	(1,764)	(369)	2,500	367
Tread Corporation	—	(735)	—	(735)
Mathey Investments, Inc.	—	(922)	—	(922)
D.P.M.S., Inc.	—	(1,229)	—	(1,229)
Star Seed, Inc.	—	(1,406)	—	(1,406)
Acme Cryogenics, Inc.	—	(1,564)	—	(1,564)
Jackrabbit, Inc.	—	(1,687)	—	(1,687)
Mitchell Rubber Products, Inc.	—	(2,016)	—	(2,016)
Alloy Die Casting Co.	—	(2,111)	—	(2,111)
Galaxy Tool Holding Corporation	—	(2,364)	—	(2,364)
Drew Foam Company, Inc.	—	(2,837)	—	(2,837)
Noble Logistics, Inc.	(3,432)	(2,989)	3,432	(2,989)
SOG Specialty Knives & Tools, LLC	—	(3,183)	—	(3,183)
Precision Southeast, Inc.	—	(3,227)	—	(3,227)
Schylling, Inc.	—	(3,853)	—	(3,853)
Ginsey Home Solutions, Inc.	—	(5,702)	—	(5,702)
SBS Industries, LLC	—	(5,823)	—	(5,823)
Other, net (<$250 Net)	41	328	(175)	194

Total	$8,241	$(28,416)	$(790)	$(20,965)

The primary driver of net unrealized depreciation of $29.2 million for the year ended March 31, 2014 was a decrease in the equity valuations of several of our portfolio companies, primarily due to decreased portfolio company performance and decreases in certain comparable multiples used to estimate the fair value of our investments, as well as the reversal of $17.4 million of previously recorded unrealized appreciation on our investment in Venyu upon the sale.

Over our entire investment portfolio, we recorded $1.0 million of net unrealized appreciation on our debt positions and $28.9 million of net unrealized appreciation on our equity holdings for the year ended March 31, 2015. At March 31, 2015, the fair value of our investment portfolio was less than our cost basis by $39.2 million, as compared to $69.1 million at March 31, 2014, representing net unrealized appreciation of $29.9 million for the year ended March 31, 2015. We believe that our aggregate investment portfolio is valued at a depreciated value due to the lingering effects of the recent recession on the performance of certain of our portfolio companies. Our entire portfolio was fair valued at 92.2% of cost as of March 31, 2015.

Realized Loss on Other

For the year ended March 31, 2014, we recorded a net realized loss of $29 due to the expiration of interest rate cap agreements. For the year ended March 31, 2015, no such amounts were incurred.

Net Unrealized Depreciation of Other

For the years ended March 31, 2015 and 2014, we recorded $0.5 million and $0.4 million, respectively, of net unrealized depreciation on our Credit Facility recorded at fair value.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Our cash flows from operating activities are primarily generated from cash collections of interest and dividend payments from our portfolio companies, as well as cash proceeds received through repayments of debt investments and sales of equity investments. These cash collections are primarily used to pay distributions to our stockholders, interest payments on our Credit Facility, dividend payments on our three series of mandatorily redeemable preferred stock, management fees to the Adviser, and for other operating expenses. Net cash provided by operating activities for the year ended March 31, 2016 was $4.1 million, as compared to net cash used in operating activities of $97.6 million for the year ended March 31, 2015. This change was primarily due to a decrease in the purchase of investments and an increase in principal repayments and proceeds from the sale of investments year over year. Purchases of investments were $61.9 million during the year ended March 31, 2016 compared to $132.9 million during the year ended March 31, 2015. Repayments and proceeds from the sale of investments totaled $44.6 million during the year ended March 31, 2016 compared to $11.3 million during the year ended March 31, 2015.

Net cash used in operating activities for the year ended March 31, 2015, was $97.6 million, as compared to $33.6 million during the year ended March 31, 2014. This increase in cash used in operating activities was primarily due to a decrease in principal repayments and proceeds from the sale of investments year over year. Repayments and proceeds from the sale of investments totaled $11.3 million during the year ended March 31, 2015, compared to $83.4 million during the year ended March 31, 2014.

As of March 31, 2016, we had equity investments in, or loans to, 36 private companies with an aggregate cost basis of $518.1 million. As of March 31, 2015, we had equity investments in, or loans to, 34 private companies with an aggregate cost basis of $505.3 million. The following table summarizes our total portfolio investment activity for the years ended March 31, 2016 and 2015:

	Years Ended March 31,
	2016	2015
Beginning investment portfolio, at fair value	$466,053	$314,393
New investments	55,436	108,197
Disbursements to existing portfolio companies	6,460	24,705
Increase in investment balance due to PIK	—	78
Scheduled principal repayments	(4,141)	(878)
Unscheduled principal repayments	(20,064)	(10,382)
Net proceeds from sales of investments	(20,377)	—
Net realized loss on investments	(4,448)	—
Net unrealized appreciation of investments	13,302	29,940
Reversal of net unrealized appreciation of investments	(4,565)	—

Ending investment portfolio, at fair value	$487,656	$466,053

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of March 31, 2016:

		Amount (A)
For the fiscal years ending March 31:	2017	$22,060
	2018	87,660
	2019	81,681
	2020	115,609
	2021	62,215
	Thereafter	—

	Total contractual repayments	$369,225
	Investments in equity securities	148,900

	Total cost basis of investments held as of March 31, 2016:	$518,125

(A)	Subsequent to March 31, 2016, two debt investments with principal balances of $13.6 million and $13.3 million, which previously had maturity dates during the fiscal years ending March 31, 2017 and 2018, respectively, were extended to mature during the fiscal years ending March 31, 2018 and 2021, respectively. In addition, one debt investment with a principal balance of $14.5 million maturing during the fiscal year ending March 31, 2020 was repaid at par.

Financing Activities

Net cash used in financing activities for the year ended March 31, 2016 was $4.5 million, which consisted primarily of $23.8 million of net repayments on our Credit Facility and $22.7 million of distributions to common stockholders, partially offset by $40.3 million of proceeds from the issuance of our Series C Term Preferred Stock and $3.4 million of net proceeds from the issuance of additional shares of our common stock. Net cash provided by financing activities for the year ended March 31, 2015, was $97.9 million, which consisted primarily of $41.4 million of proceeds from the issuance of our Series B Term Preferred Stock, $23.0 million of net proceeds from the issuance of additional shares of our common stock, and $57.5 million of net borrowings on our Credit Facility, partially offset by $20.6 million in distributions to common stockholders. Net cash used in financing activities for the year ended March 31, 2014, was $47.7 million and consisted primarily of net repayments of our short-term borrowings of $58.0 million and distributions to common stockholders of $18.8 million, partially offset by $30.3 million in net borrowings from our Credit Facility.

Distributions and Dividends to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate level federal income tax on the income we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90% of our Investment Company Taxable Income. Additionally, our Credit Facility generally restricts the amount of distributions to stockholders that we can pay out to be no greater than the sum of certain amounts, including, but not limited to, our net investment income, plus net capital gains, plus amounts elected by the Company to be considered as having been paid during the prior fiscal year in accordance with Section 855(a) of the Code. In accordance with these requirements, our Board of Directors declared and we paid monthly cash distributions of $0.0625 per common share for each month during the year ended March 31, 2016. In April 2016, our Board of Directors also declared a monthly distribution of $0.0625 per common share for each of April, May, and June 2016. Our Board of Directors declared these distributions based on estimates of taxable income for the fiscal year ending March 31, 2017.

For federal income tax purposes, we determine the tax characterization of our common distributions as of the end of our fiscal year based upon our taxable income for the full fiscal year and distributions paid during the full fiscal year. The characterization of the common stockholder distributions declared and paid for the year ending March 31, 2017 will be determined after the 2017 fiscal year end based upon our taxable income for the full year and distributions paid during the full year. Such a characterization made on a quarterly basis may not be representative of the actual full year characterization.

For the year ended March 31, 2016, distributions to common stockholders totaled $22.7 million and were less than our taxable income for the same year, when also considering prior spillover amounts under Section 855(a) of the Code. At March 31, 2016, we elected to treat $6.9 million of the first distributions paid after fiscal year-end as having been paid in the prior fiscal year, in accordance with Section 855(a) of the Code. In addition, we recorded a $1.7 million adjustment for estimated book-tax differences, which decreased Capital in excess of par value and Accumulated net realized loss and increased Net investment income in excess of distributions. For the year ended March 31, 2015, distributions to common stockholders totaled $20.6 million and were less than our taxable income for the same year, when also considering prior year spillover amounts under Section 855(a) of the Code. In addition, we recorded a $0.6 million adjustment for estimated book-tax differences, which decreased capital in excess of par value and increased net investment income in excess of distributions. At March 31, 2015, we elected to treat $3.9 million of the first distribution paid after fiscal year-end as having been paid in the prior fiscal year, in accordance with Section 855(a) of the Code.

Preferred Stock Dividends

Our Board of Directors declared and we paid monthly cash dividends of $0.1484375 per share to holders of our Series A Term Preferred Stock and $0.140625 per share to holders of our Series B Term Preferred Stock for each month during the year ended March 31, 2016. In May 2015, our Board of Directors declared a combined dividend for a pro-rated portion of May 2015 and the full amount for the month of June 2015, which totaled $0.221181 per share, to the holders of our Series C Term Preferred Stock. At subsequent meetings, our Board of Directors declared and we paid monthly dividends of approximately $0.135417 per share to the holders of our Series C Term Preferred Stock for each of the nine months from July 2015 through March 2016. In April 2016, our Board of Directors also declared a monthly dividend of $0.1484375, $0.140625 and $0.135417 per share for each of April, May, and June 2016 to the holders of our Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock, respectively. In accordance with GAAP, we treat these monthly dividends as an operating expense. For federal income tax purposes, the dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

Dividend Reinvestment Plan

Our common stockholders who hold their shares through our transfer agent, Computershare, Inc. (“Computershare”), have the option to participate in a dividend reinvestment plan offered by Computershare. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash distributions automatically reinvested in additional shares of our common stock. Common stockholders who do not so elect will receive their distributions in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the date on which the shares are credited to the common stockholder’s account. Our plan agent purchases shares in the open market in connection with the obligations under the plan. The Computershare dividend reinvestment plan is not open to our preferred stock stockholders.

Equity

Registration Statement

On June 16, 2015, we filed a registration statement on Form N-2 (File No. 333-204996) with the SEC and subsequently filed a Pre-Effective Amendment No. 1 to the registration statement on July 28, 2015, which the SEC declared effective on July 29, 2015. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common or preferred stock, including through concurrent, separate offerings of such securities. No securities have been issued to date under the registration statement and we currently have the ability to issue up to $300.0 million in securities under the registration statement.

Common Stock

Pursuant to our prior registration statement on Form N-2 (Registration No. 333-181879), on October 5, 2012, we completed a public offering of 4.0 million shares of our common stock at a public offering price of $7.50 per share, which was below then current NAV of $8.65 per share. Gross proceeds totaled $30.0 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $28.3 million, which was used to repay borrowings under our Credit Facility. In connection with the offering, in November 2012, the underwriters exercised their option to purchase an additional 395,825 shares at the public offering price to cover over-allotments, which resulted in gross proceeds of $3.0 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, of $2.8 million.

Also pursuant to our prior registration statement on Form N-2 (Registration No. 333-181879), on March 13, 2015, we completed a public offering of 3.3 million shares of our common stock at a public offering price of $7.40 per share, which was below then current NAV of $8.55 per share. Gross proceeds totaled $24.4 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $23.0 million, which were primarily used to repay borrowings under our Credit Facility. In connection with the offering, on April 2, 2015, the underwriters exercised their option to purchase an additional 495,000 shares at the public offering price to cover over-allotments, which resulted in gross proceeds of $3.7 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, of $3.4 million.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. When our common stock is trading at a price below NAV per share, as it has consistently since September 30, 2008, the 1940 Act places regulatory constraints on our ability to obtain additional capital by issuing common stock. Generally, the 1940 Act provides that we may not issue and sell our common stock at a price below our NAV per common share, other than to our then existing common stockholders pursuant to a rights offering, without first obtaining approval from our stockholders and our independent directors. On May 16, 2016, the closing market price of our common stock was $6.77 per share, representing a 26.6% discount to our NAV of $9.22 as of March 31, 2016. To the extent that our common stock continues to trade at a market price below our NAV per common share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder approval or through a rights offering to existing common stockholders. At our 2015 Annual Meeting of Stockholders held on August 6, 2015, our stockholders approved a proposal authorizing us to issue and sell shares of our common stock at a price below our then current NAV per common share for a period of one year from the date of such approval, provided that our Board of Directors makes certain determinations prior to any such sale. At our 2016 Annual Meeting of Stockholders, scheduled to take place in August 2016, we will again ask our stockholders to vote in favor of a similar proposal so that it may be in effect for another year.

Term Preferred Stock

Pursuant to our prior registration statement on Form N-2 (File No. 333-160720), in March 2012, we completed an offering of 1,600,000 shares of our Series A Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $40.0 million, and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $38.0 million, a portion of which was used to repay borrowings under our Credit Facility, with the remaining proceeds being held to make additional investments and for general corporate purposes. We incurred $2.0 million in total offering costs related to the offering, which have been recorded as deferred financing costs on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending February 28, 2017, the mandatory redemption date.

Our Series A Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly (which equates to $2.9 million per year). We are required to redeem all of the outstanding Series A Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of redemption. Our Series A Term Preferred Stock is not convertible into our common stock or any other security. In addition, three other potential redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of the outstanding Series A Term Preferred Stock; (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of the outstanding Series A Term Preferred Stock or otherwise cure the ratio redemption trigger and (3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of our Series A Term Preferred Stock.

Pursuant to our prior registration statement on Form N-2 (Registration No. 333-181879), in November 2014, we completed a public offering of 1,656,000 shares of our Series B Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $41.4 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $39.7 million. We incurred $1.7 million in total offering costs related to this offering, which have been recorded as deferred financing costs on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending December 31, 2021, the mandatory redemption date.

Our Series B Term Preferred Stock is not convertible into our common stock or any other security. Our Series B Term Preferred Stock provides for a fixed dividend equal to 6.75% per year, payable monthly (which equates to $2.8 million per year). We are required to redeem all shares of our outstanding Series B Term Preferred Stock on December 31, 2021, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series B Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of our outstanding Series B Term Preferred Stock or otherwise cure the ratio redemption trigger. We may also voluntarily redeem all or a portion of our Series B Term Preferred Stock at our sole option at the redemption price in order to have an asset coverage ratio of up to and including 215.0% and at any time on or after December 31, 2017.

Pursuant to our prior registration statement on Form N-2 (Registration No. 333-181879), in May 2015, we completed a public offering of 1,610,000 shares of our Series C Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $40.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $38.6 million. We incurred $1.6 million in total offering costs related to this offering, which have been recorded as deferred financing costs on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending May 31, 2022, the mandatory redemption date.

Our Series C Term Preferred Stock is not convertible into our common stock or any other security. Our Series C Term Preferred Stock provides for a fixed dividend equal to 6.50% per year, payable monthly (which equates to

$2.6 million per year). We are required to redeem all shares of our outstanding Series C Term Preferred Stock on May 31, 2022, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series C Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of our outstanding Series C Term Preferred Stock or otherwise cure the ratio redemption trigger. We may also voluntarily redeem all or a portion of our Series C Term Preferred Stock at our sole option at the redemption price in order to have an asset coverage ratio of up to and including 215.0% and at any time on or after May 31, 2018.

Each series of our mandatorily redeemable preferred stock has a preference over our common stock with respect to dividends, whereby no distributions are payable on our common stock unless the stated dividends, including any accrued and unpaid dividends, on the mandatorily redeemable preferred stock have been paid in full. The Series A, B, and C Term Preferred Stock are considered liabilities in accordance with GAAP and, as such, affect our asset coverage, exposing us to additional leverage risks. The asset coverage on our senior securities that are stock (our Series A, B, and C Term Preferred Stock) as of March 31, 2016 was 221.4%, calculated pursuant to Section 18 of the 1940 Act.

Revolving Line of Credit

On June 26, 2014, we, through our wholly-owned subsidiary, Business Investment, entered into Amendment No. 1 to our Fifth Amended and Restated Credit Agreement originally entered into on April 30, 2013 with KeyBank National Association (“KeyBank”), administrative agent, lead arranger and a lender; other lenders; and the Adviser, as servicer, to extend the revolving period and reduce the interest rate of our revolving line of credit. The revolving period was extended to June 26, 2017, and if not renewed or extended by June 26, 2017, all principal and interest will be due and payable on or before June 26, 2019. In addition, as of March 31, 2016 we have retained a one-year extension option, to be agreed upon by all parties, which may be exercised on or before June 26, 2016 and, upon exercise, the options would extend the revolving period to June 26, 2018 and the maturity date to June 26, 2020. Subject to certain terms and conditions, our Credit Facility can be expanded by up to $145.0 million, to a total facility amount of $250.0 million, through additional commitments of existing or new committed lenders. Advances under our Credit Facility generally bear interest at 30-day LIBOR, plus 3.25% per annum, and our Credit Facility includes an unused fee of 0.50% on undrawn amounts. Once the revolving period ends, the interest rate margin increases to 3.75% for the period from June 26, 2017 to June 26, 2018, and further increases to 4.25% through maturity. We incurred fees of $0.4 million in connection with this amendment.

On September 19, 2014, we further increased our borrowing capacity under our Credit Facility from $105.0 million to $185.0 million by entering into Joinder Agreements pursuant to our Credit Facility, by and among Business Investment, KeyBank, the Adviser and other lenders. We incurred fees of $1.3 million in connection with this expansion.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank. KeyBank is also the trustee of the account and generally remits the collected funds to us once a month.

Among other things, our Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The Credit Facility generally also limits distributions to be no greater than the sum of certain amounts, including, but not limited to, our net investment income, plus net capital gains, plus amounts elected by the Company to be considered as having been paid during the prior fiscal year in accordance with Section 855(a) of the Code. Business Investment is also subject to certain limitations on the type of loan investments it can make, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage, and lien property. Our Credit Facility also requires Business Investment to comply with other financial and operational covenants, which obligate it to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth of $170.0 million plus 50.0% of all equity and subordinated debt raised minus any equity or subordinated debt redeemed or retired after June 26, 2014, which equates to $224.9 million as of March 31, 2016, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200%, in accordance with Section 18 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2016, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $396.3 million, an asset coverage ratio with respect to senior securities representing indebtedness of 483.8%, calculated in compliance with the requirements of Section 18 of the 1940 Act, and an active status as a BDC and RIC. Our Credit Facility requires a minimum of 12 obligors in the borrowing base and, as of March 31, 2016, we had 29 obligors in the borrowing base. As of March 31, 2016, we were in compliance with all covenants under our Credit Facility.

Pursuant to the terms of our Credit Facility, in July 2013, we entered into an interest rate cap agreement, effective October 2013 and expiring April 2016, for a notional amount of $45.0 million. We incurred a premium fee of $75 in conjunction with this agreement. The interest rate cap agreement, which expired subsequent to March 31, 2016, effectively limited the interest rate on a portion of the borrowings pursuant to the terms of our Credit Facility.

OFF-BALANCE SHEET ARRANGEMENTS

Unlike PIK income, we generally recognize success fees as income only when the payment has been received. As a result, as of March 31, 2016 and 2015, we had off-balance sheet success fee receivables of $27.8 million and $24.3 million (or approximately $0.92 and $0.82 per common share), respectively, on our accruing debt investments that would be owed to us based on our current portfolio if fully paid off. Consistent with GAAP, we have not recognized our success fee receivable on our balance sheet or income statement. Due to our success fees’ contingent nature, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

CONTRACTUAL OBLIGATIONS

We have lines of credit and other uncalled capital commitments to certain of our portfolio companies that have not been fully drawn. Since these lines of credit and uncalled capital commitments have expiration dates and we expect many will never be fully drawn, the total line of credit and other uncalled capital commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused line of credit and other uncalled capital commitments as of March 31, 2016 to be immaterial.

In addition to the lines of credit and other uncalled capital commitments to our portfolio companies, we have also extended certain guaranties on behalf of one of our portfolio companies, whereby we have guaranteed an aggregate of $2.3 million of obligations of Country Club Enterprises, LLC (“CCE”). As of March 31, 2016, we have not been required to make any payments on any of the guaranties, and we consider the credit risks to be remote and the fair value of the guaranties to be minimal.

The following table shows our contractual obligations as of March 31, 2016, at cost:

	Payments Due by Period
Contractual Obligations (A)	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Credit Facility (B)	$95,000	$—	$—	$95,000	$—
Mandatorily redeemable preferred stock	121,650	40,000	—	—	81,650
Secured borrowing (C)	5,096	—	5,096	—	—
Interest payments on obligations (D)	48,929	12,498	19,259	14,594	2,578

Total	$270,675	$52,498	$24,355	$109,594	$84,228

(A)	Excludes unused line of credit commitments, uncalled capital commitments and guaranties to our portfolio companies in the aggregate principal amount of $12.8 million.
(B)	Principal balance of borrowings outstanding under our Credit Facility, based on the maturity date following the current contractual revolver period end date due to the revolving nature of the facility.
(C)	Subsequent to March 31, 2016, our secured borrowing, which previously had a maturity date during the fiscal year ending March 31, 2018, was extended to mature during the fiscal year ending March 31, 2021.
(D)	Includes interest payments due on our Credit Facility and secured borrowing, and dividend obligations on each series of our mandatorily redeemable term preferred stock. The amount of interest expense calculated for purposes of this table was based upon rates and outstanding balances as of March 31, 2016. Dividend obligations on our mandatorily redeemable term preferred stock assume quarterly declarations and monthly dividend payments through the date of mandatory redemption of each series.

Litigation

From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While we do not expect that the resolution of these matters if they arise would materially affect our business, financial condition, results of operations or cash flows, resolution will be subject to various uncertainties and could result in the expenditure of significant financial and managerial resources.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation policy (which has been approved by our Board of Directors) as our most critical accounting policy.

Investment Valuation

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of our investments and the related amounts of unrealized appreciation and depreciation of investments recorded in our accompanying Consolidated Financial Statements.

Accounting Recognition

We record our investments at fair value in accordance with the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures”

(“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

In accordance with ASC 820, our investments’ fair value is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2 — inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

As of March 31, 2016 and 2015, all of our investments were valued using Level 3 inputs and during the years ended March 31, 2016 and 2015, there were no investments transferred into or out of Level 1, 2 or 3.

Board Responsibility

In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy (which has been approved by our Board of Directors). Such review occurs in three phases. First, prior to its quarterly meetings, the Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from the chief valuation officer. Second, the Valuation Committee of our Board of Directors (comprised entirely of independent directors) meets to review the valuation recommendations and supporting materials. Third, after the Valuation Committee concludes its meeting, it and the chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors so that the full Board of Directors may review and approve the fair value of our investments in accordance with the Policy.

There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the chief valuation officer, uses the Policy and each quarter the Valuation Committee and Board of Directors review the Policy to determine if changes thereto are advisable and also review whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

Standard & Poor’s Securities Evaluation, Inc. (“SPSE”) provides estimates of fair value on our debt investments. The Valuation Team generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, our Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review our valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our total enterprise value, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our Valuation Committee and Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value and whether it is reasonable in light of the Policy and other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value — In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, and other pertinent factors. The Valuation Team generally references industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team then generally allocates the TEV to the portfolio company’s securities in order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the

Valuation Team uses the DCF to calculate TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis — The Valuation Team generally determines the fair value of our debt investments using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

•	Market Quotes — For our investments for which a limited market exists, we generally base fair value on readily available and reliable market quotations, which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy.

•	Investments in Funds — For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the NAV provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new and follow-on debt and equity investments made during the current reporting quarter are generally valued at original cost basis.

Fair value measurements of our investments may involve subjective judgments and estimates and, due to the uncertainty inherent in valuing these securities, the Adviser’s determinations of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Adviser’s determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3 — Investments in the accompanying notes to our accompanying Consolidated Financial Statements included elsewhere in this Prospectus for additional information regarding fair value measurements and our application of ASC 820.

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, used as inputs in our valuation techniques. Generally, we, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For loans that have been rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”) (as defined in Rule 2a-7 under the 1940 Act), the Adviser generally uses the average of two corporate level NRSRO’s risk ratings for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold. During the three months ended June 30, 2014, we modified our risk rating model to incorporate additional factors in our qualitative and quantitative analysis. While the overall process did not change, we believe the additional factors enhance the quality of the risk ratings of our investments. No adjustments were made to prior periods as a result of this modification.

The following table reflects risk ratings for all loans in our portfolio as of March 31, 2016 and 2015:

	As of March 31,
Rating	2016	2015
Highest	10.0	10.0
Average	6.0	5.9
Weighted Average	6.2	6.4
Lowest	3.0	3.0

Tax Status

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to our stockholders. To maintain our qualification as a RIC, we must meet certain source-of-income and asset diversification requirements. In addition, in order to qualify to be taxed as a RIC, we must distribute to stockholders at least 90.0% of our Investment Company Taxable Income. Our policy generally is to make distributions to our stockholders in an amount up to 100.0% of our Investment Company Taxable Income.

In an effort to limit certain federal excise taxes imposed on RICs, we currently intend to distribute to our stockholders, during each calendar year, an amount at least equal to the sum of: (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains in excess of capital losses from preceding years that were not distributed during such years. Under the RIC Modernization Act, we are permitted to carryforward capital losses incurred in taxable years beginning after March 31, 2011, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the Treasury regulations applicable to pre-enactment capital loss carryforwards. Our capital loss carryforward balance was $13.6 million as of March 31, 2016.

Revenue Recognition

Interest Income Recognition

Interest income, adjusted for amortization of premiums, amendment fees and acquisition costs and the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring, the interest income is deemed to be collectible. As of March 31, 2016, our loans to Tread were on non-accrual status, with an aggregate debt cost basis of $1.4 million, or 0.4% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $1.4 million, or 0.4% of the fair value of all debt investments in our portfolio. As of March 31, 2015, our loans to Tread were on non-accrual status, with an aggregate debt cost basis of $11.7 million, or 3.1% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $1.8 million, or 0.5% of the fair value of all debt investments in our portfolio.

PIK interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be included in our calculation of distributable income for purposes of complying with our distribution requirements, even though we have not yet collected the cash. We did not hold any loans in our portfolio that contained a PIK provision as of March 31, 2016 and 2015. During the year ended March 31, 2016, we did not record any PIK income, nor did we collect any PIK interest in cash. During each of the years ended March 31, 2015 and 2014, we recorded PIK income of $0.1 million and collected PIK interest in cash of $0.2 million and $0 million, respectively.

Other Income Recognition

We generally record success fee income upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically from an exit or sale. We recorded $1.6 million, $1.4 million, and $4.2 million of success fee income during the years ended March 31, 2016, 2015, and 2014, respectively

Dividend income on equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash. We recorded $2.9 million, $3.5 million, and $1.4 million of dividend income during the years ended March 31, 2016, 2015, and 2014, respectively.

Both dividend and success fee income are recorded in other income in our accompanying Consolidated Statements of Operations.

Recent Accounting Pronouncements

In March 2016, the FASB issued Accounting Standards Update 2016-06, “Contingent Put and Call Options in Debt Instruments” (“ASU 2016-06”), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related. We are currently assessing the impact of ASU 2016-06 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-06 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those fiscal years, with early adoption permitted.

In January 2016, the FASB issued Accounting Standards Update 2016-01, “Financial Instruments — Overall: Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We are currently assessing the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In May 2015, the FASB issued Accounting Standards Update 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value Per Share (or its Equivalent)” (“ASU 2015-07”), which eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. We are currently assessing the impact of ASU 2015-07 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-07 is required to be adopted retrospectively and is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted.

In April 2015, the FASB issued Accounting Standards Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs” (“ASU-2015-03”), which simplifies the presentation of debt issuance costs. In August 2015, the FASB issued Accounting Standards Update 2015-15, “ Interest — Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements ” (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets. We are currently assessing the impact of ASU 2015-03 and ASU 2015-15 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-03 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted. ASU 2015-15 was effective immediately.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. We do not anticipate ASU-2015-02 to have a material impact on our financial position, results of operations or cash flows. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted.

In August 2014, the FASB issued Accounting Standards Update 2014-15, “Presentation of Financial Statements — Going Concern (Subtopic 205 — 40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, and to provide certain disclosures when it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Since this guidance is primarily around certain disclosures to the financial statements, we anticipate no impact on our financial position, results of operations or cash flows from adopting this standard. We are currently assessing the additional disclosure requirements, if any, of ASU 2014-15. ASU 2014-15 is effective for annual periods ending after December 31, 2016 and interim periods thereafter, with early adoption permitted.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), as amended in March 2016 by FASB Accounting Standards Update 2016-08, “Principal versus Agent Considerations” (“ASU 2016-08”), in April 2016 by FASB Accounting Standards Update 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), and in May 2016 by FASB Accounting Standards Update 2016-12, “Narrow-Scope Improvements and Practical Expedients” (“ASU

2016-12”), which supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. We are currently assessing the impact of ASU 2014-09, as amended, and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. In July 2015, the FASB issued Accounting Standards Update 2015-14, “Deferral of the Effective Date,” which deferred the effective date of ASU 2014-09. ASU 2014-09, as amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, and ASU 2016-12, is now effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2015 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below the then current NAV per common share, which we refer to as the Stockholder Approval, during a period beginning on August 6, 2015 and expiring on the first anniversary of such date. We intend to seek a similar approval at our 2016 annual meeting of stockholders in August 2016. To sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will be solicited but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (i) find that the sale is in our best interests and in the best interests of our stockholders and (ii) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount. Further, the total number of shares issued and sold pursuant to such Stockholder Approval may not exceed 25% of our then outstanding common stock immediately prior to each such sale, aggregated over a period of one year from the date of such Stockholder Approval.

Any offering of common stock below its NAV per share will be designed to raise capital for investment in accordance with our investment objectives.

In making a determination that an offering of common stock below its NAV per share is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including, but not limited to:

•	the effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined NAV per share;

•	the relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our Board of Directors will also consider the fact that sales of shares of common stock at a discount will benefit our Adviser as our Adviser will ultimately earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a post-effective amendment to the registration statement if the cumulative dilution to the Company’s NAV per share from offerings under the registration statement exceeds 15%. This would be measured separately for each offering pursuant to the registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00 and we have 140 million shares outstanding, the sale of 35 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10%. If we subsequently determined that our NAV per share increased to $11.00 on the then 175 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 43.75 million shares at net proceeds to us of $8.25 per share, which would produce dilution of 5%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors-Risks Related to an Investment in Our Securities.”

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering

Our existing common stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the common shares they hold and their NAV per common share. These common stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per common share. This decrease could be more pronounced as the size of the offering and level of discounts increase. Further, if current common stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating common stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per common share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per common share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on a nonparticipating common stockholder of (1) an offering of 50,000 shares of common stock (5% of the outstanding common shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding common shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 250,000 shares of common stock (25% of the outstanding common shares) at $7.50 per common share after offering expenses and commissions (a 25% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined NAV.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	5.00%
Dilution to Stockholder
Common Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Common Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total Investment by Common Stockholder (Assumed to be $10.00 per Common Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Common Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$5,000	—
Per Share Amounts
NAV Per Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Common Share Held by Stockholder (NAV per Common Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage Dilution to Common Stockholder (Dilution per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders Who Do Participate in an Offering

Our existing common stockholders who participate in an offering below NAV per common share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating common stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our common shares immediately prior to the offering. The level of NAV dilution will decrease as the number of common shares such stockholders purchase increases. Existing common stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing common stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per common share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such common stockholder purchases increases. Even a common stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such common stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.50% of the offering 250,000 common shares rather than its 1% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 common shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$7.90	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.50	5.00%	$9.50	5.00%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Common Stockholder	1.0%	0.90%	10.00%	1.10%	10.00%
Total Asset Values
Total NAV Held by Common Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Common Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$100,000	$109,875	—	$129,625	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	3,000	—	$1,000	—
Per Common Share Amounts
NAV Per Common Share Held by Stockholder	—	$9.50	—	$9.50	—
Investment per Common Share Held by Stockholder (Assumed to be $10.00 per Common Share on Common Shares Held prior to Sale)	$10.00	$9.77	2.33%	$9.43	5.73%
Dilution/Accretion per Common Share Held by Stockholder (NAV per Common Share Less Investment per Common Share)	—	$0.27	—	$0.07	—
Percentage Dilution/Accretion to Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	2.73%	—	0.77%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per common share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below NAV per common share and whose investment per common share is also less than the resulting NAV per common share due to selling compensation and expenses paid by the issuer being significantly less than the discount per common share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new common stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the common shares in the offering as the common stockholder in the prior examples held immediately prior to the offering, The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of common shares in such offering and the actual discount from the most recently determined NAV per common share. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Common Share to Public	—	$10.00	—	$9.47	—	$7.90	—
Net Proceeds per Common Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total Common Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Common Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	5.00%
Dilution/Accretion to Common Stockholder
Common Shares Held by Stockholder	—	500	—	1,000	—	2,500	—
Percentage Held by Common Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV Held by Common Stockholder	—	$4,990	—	$9,910	—	$23,750	—
Total Investment by Common Stockholder	—	$5,000	—	$9,470	—	$19,750	—
Total Dilution/Accretion to Common Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,000	—
Per Common Share Amounts
NAV Per Common Share Held by Common Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Common Stockholder	—	$10.00	—	$9.47	—	$7.90	—
Dilution/Accretion per Common Share Held by Common Stockholder (NAV per Common Share Less Investment per Common Share)	—	$(0.02)	—	$0.44	—	$1.60	—
Percentage Dilution/Accretion to Common Stockholder (Dilution/Accretion per Common Share Divided by Investment per Common Share)	—	—	(0.20)%	—	4.65%	—	20.25%

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of March 31, 2016, (the end of our fiscal year of operations) and for the years indicated in the table, unless otherwise noted. The annual information has been derived from our audited financial statements for each respective period, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the senior securities table as of March 31, 2016 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
7.125% Series A Cumulative Term Preferred Stock (5)
March 31, 2016	$40,000,000	$2,214	$25.00	$25.60
March 31, 2015	40,000,000	2,301	25.00	25.78
March 31, 2014	40,000,000	2,978	25.00	26.53
March 31, 2013	40,000,000	2,725	25.00	26.92
March 31, 2012	40,000,000	2,676	25.00	24.97

6.750% Series B Cumulative Term Preferred Stock (6)
March 31, 2016	$41,400,000	$2,214	$25.00	$24.43
March 31, 2015	41,400,000	2,301	25.00	25.38

6.500% Series C Cumulative Term Preferred Stock (7)
March 31, 2016	$40,250,000	$2,214	$25.00	$23.92

Revolving credit facilities
March 31, 2016	$95,000,000	$4,838	—	N/A
March 31, 2015	118,800,000	2,301	—	N/A
March 31, 2014	61,250,000	2,978	—	N/A
March 31, 2013	31,000,000	2,725	—	N/A
March 31, 2012	—	N/A	—	N/A
March 31, 2011	—	N/A	—	N/A
March 31, 2010	27,800,000	2,814	—	N/A
March 31, 2009	110,265,000	2,930	—	N/A
March 31, 2008	144,835,000	2,422	—	N/A
March 31, 2007	100,000,000	3,228	—	N/A

Short-term loan
March 31, 2016	—	N/A	—	N/A
March 31, 2015	—	N/A	—	N/A
March 31, 2014	—	N/A	—	N/A
March 31, 2013	$58,016,000	$2,725	—	N/A
March 31, 2012	76,005,000	2,676	—	N/A
March 31, 2011	40,000,000	5,344	—	N/A
March 31, 2010	75,000,000	2,814	—	N/A

Secured borrowings (8)
March 31, 2016	$5,095,785	$4,838	—	N/A
March 31, 2015	5,095,785	2,301	—	N/A
March 31, 2014	5,000,000	2,978	—	N/A
March 31, 2013	5,000,000	2,725	—	N/A

(1)	Total amount of each class of senior securities outstanding as of the dates presented.
(2)	Asset coverage ratio is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness (including interest payable and guarantees). Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Only applicable to our Term Preferred Stock because the other senior securities are not registered for public trading. Average market value per unit is the average of the closing price of the shares on the NASDAQ during the last 10 trading days of the period.
(5)	Our Series A Term Preferred Stock was issued in March 2012.
(6)	Our Series B Term Preferred Stock was issued in November 2014.
(7)	Our Series C Term Preferred Stock was issued in May 2015.
(8)	In August 2012, we entered into a participation agreement with a third-party related to $5.0 million of our secured second lien term debt investment in Ginsey Home Solutions, Inc. (“Ginsey”). In May 2014, we amended the agreement with the third-party to include an additional $0.1 million. Accounting Standards Codification Topic 860, “Transfers and Servicing” requires us to treat the participation as a financing-type transaction. Specifically, the third-party has a senior claim to our remaining investment in the event of default by Ginsey which, in part, resulted in the loan participation bearing a rate of interest lower than the contractual rate established at origination. Therefore, our accompanying Consolidated Statements of Assets and Liabilities reflects the entire secured second lien term debt investment in Ginsey and a corresponding $5.1 million secured borrowing liability. The secured borrowing has a stated fixed interest rate of 7.0% and a maturity date of January 3, 2018. Subsequent to March 31, 2016, the secured borrowing was extended to mature on January 3, 2021.

BUSINESS

Overview

We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005 we completed an initial public offering and commenced operations. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For federal income tax purposes, we have elected to be treated as a RIC under the Code. In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities, generally in combination with the aforementioned debt securities, of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $5 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We intend that our investment portfolio over time will consist of approximately 75% in debt securities and 25% in equity securities, at cost. As of March 31, 2016, our investment portfolio was made up of 71.3% in debt securities and 28.7% in equity securities, at cost.

In July 2012, the SEC granted us the Co-Investment Order that expanded our ability to co-invest with certain of our affiliates, including Gladstone Capital, under certain circumstances and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by our external investment adviser, or any combination of the foregoing, subject to the conditions in the SEC’s order.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one-month LIBOR) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement such as a success fee or deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity, or PIK interest.

Typically, our investments in equity securities take the form of common stock, preferred stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, buyouts and recapitalizations of a business, or refinancing existing debt. Since our initial public offering in 2005 and through March 31, 2016, we have made investments in 43 companies, excluding investments in syndicated loans.

We expect that our investment portfolio will primarily include the following three categories of investments in private companies in the U.S.:

•

First Lien Secured Debt Securities: We seek to invest a portion of our assets in first lien secured debt securities also known as senior loans, senior term loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses first lien secured debt to cover a substantial portion of the funding needs of the business. These debt securities usually take the form of first priority liens on all, or substantially all, of the assets of the business.

•	Second Lien Secured Debt Securities: We seek to invest a portion of our assets in second lien secured debt securities, which may also be referred to as subordinated loans, subordinated notes and mezzanine loans. These second lien secured debt securities rank junior to the borrower’s first lien secured debt securities and may be secured by second priority liens on all or a portion of the assets of the business. Additionally, we may receive other yield enhancements, such as warrants to buy common and preferred stock or limited liability interests, in connection with these second lien secured debt securities.

•	Preferred and Common Equity/Equivalents: We seek to invest a portion of our assets in equity securities, which consist of preferred and common equity, limited liability company interests, warrants or options to acquire such securities, and are generally in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In many cases, we will own a significant portion of the equity of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70% of our total assets in qualifying assets, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30% of our assets in other non-qualifying assets. See “— Regulation as a Business Development Company — Qualifying Assets ” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments.

Investment Concentrations

As of March 31, 2016, our investment portfolio consisted of investments in 36 portfolio companies located in 19 states across 17 different industries with an aggregate fair value of $487.7 million. Our investments in Acme, Counsel Press, Inc. (“Counsel Press”), Cambridge Sound Management, Inc. (“Cambridge”), SOG, and Nth Degree represented our five largest portfolio investments at fair value and collectively comprised $148.8 million, or 30.5%, of our total investment portfolio at fair value. The following table summarizes our investments by security type as of March 31, 2016 and 2015:

	March 31, 2016				March 31, 2015
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$296,247	57.2%	$280,037	57.4%	$298,448	59.1%	$267,545	57.4%
Secured second lien debt	72,978	14.1	64,484	13.2	71,998	14.2	65,974	14.2

Total debt	369,225	71.3	344,521	70.6	370,446	73.3	333,519	71.6
Preferred equity	141,702	27.3	113,550	23.3	127,762	25.3	111,090	23.8
Common equity/equivalents	7,198	1.4	29,585	6.1	7,050	1.4	21,444	4.6

Total equity/equivalents	148,900	28.7	143,135	29.4	134,812	26.7	132,534	28.4

Total Investments	$518,125	100.0%	$487,656	100.0%	$505,258	100.0%	$466,053	100.0%

Our investments at fair value consisted of the following industry classifications as of March 31, 2016 and 2015:

	March 31, 2016		March 31, 2015
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Chemicals, Plastics, and Rubber	$90,602	18.6%	$49,312	10.6%
Home and Office Furnishings, House wares, and Durable Consumer Products	86,811	17.8	70,533	15.1
Diversified/Conglomerate Manufacturing	64,986	13.3	62,996	13.5
Diversified/Conglomerate Service	49,901	10.2	31,995	6.9
Leisure, Amusement, Motion Pictures, Entertainment	43,330	8.9	44,931	9.6
Automobile	24,402	5.0	24,530	5.3
Farming and Agriculture	21,005	4.3	22,438	4.8
Containers, Packaging, and Glass	20,108	4.1	19,447	4.2
Machinery (Non-agriculture, Non-construction, Non-electronic)	20,011	4.1	30,397	6.5
Cargo Transport	14,484	3.0	13,972	3.0
Telecommunications	14,000	2.9	19,241	4.1
Textiles and Leather	11,995	2.5	10,750	2.3
Aerospace and Defense	10,000	2.1	18,770	4.0
Beverage, Food and Tobacco	9,050	1.8	12,982	2.8
Personal and Non-Durable Consumer Products (Manufacturing Only)	315	0.1	25,008	5.4
Other < 2.0%	6,656	1.3	8,751	1.9

Total Investments	$487,656	100.0%	$466,053	100.0%

Our investments at fair value were included in the following U.S. geographic regions as of March 31, 2016 and 2015:

	March 31, 2016		March 31, 2015
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Northeast	$183,265	37.6%	$133,814	28.7%
South	129,934	26.6	133,703	28.7
West	124,713	25.6	161,444	34.6
Midwest	49,744	10.2	37,092	8.0

Total Investments	$487,656	100.0%	$466,053	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have additional business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of our investment portfolio for the next five fiscal years and thereafter, assuming no voluntary prepayments, as of March 31, 2016:

		Amount (A)
For the fiscal years ending March 31:	2017	$22,060
	2018	87,660
	2019	81,681
	2020	115,609
	2021	62,215
	Thereafter	—

	Total contractual repayments	$369,225
	Investments in equity securities	148,900

	Total cost basis of investments held as of March 31, 2016:	$518,125

(A)	Subsequent to March 31, 2016, two debt investments with principal balances of $13.6 million and $13.3 million, which previously had maturity dates during the fiscal years ending March 31, 2017 and 2018, respectively, were extended to mature during the fiscal years ending March 31, 2018 and 2021, respectively. In addition, one debt investment with a principal balance of $14.5 million maturing during the fiscal year ending March 31, 2020 was repaid at par.

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies. Such receivables, net of any allowance for uncollectible receivables, are included in Other assets on our accompanying Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined, based upon management’s judgment, that the portfolio company is unable to pay its obligations. We write-off accounts receivable when collection efforts have been exhausted and the receivables are deemed uncollectible. As of March 31, 2016 and March 31, 2015, we had gross receivables from portfolio companies of $1.0 million and $1.5 million, respectively. The allowance for uncollectible receivables was $0.4 million and $0.3 million as of March 31, 2016 and March 31, 2015, respectively.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we generally acquire in connection with buyout and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors:

•	We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we must be operated for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC or qualifying assets) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire will generally be qualifying assets.

•	We will at all times endeavor to conduct our business so as to retain our status as a RIC under the Code. To do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a BDC, these policies are not fundamental and may be changed without stockholder approval. See “Regulation as a Business Development Company” for a further discussion of the regulatory framework in which we must operate to retain our status as a BDC.

Our Investment Adviser and Administrator

We are externally managed by our Adviser under the Advisory Agreement and another of our affiliates, the Administrator provides administrative services to us pursuant to the Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to the Affiliated Public Funds. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in additional states.

Investment Process

Overview of Investment and Approval Process

To originate investments, the Adviser’s investment professionals use an extensive referral network comprised primarily of private equity sponsors, venture capitalists, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers and business brokers. The Adviser’s investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity with our president, David Dullum, to authorize the submission of an indication of interest (“IOI”) to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue a letter of intent (“LOI”) from the Adviser’s investment committee, which is composed of Messrs. Gladstone, Brubaker, and Dullum, to the prospective company. If this LOI is issued, then the Adviser and Gladstone Securities (the “Due Diligence Team”) will conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to the Adviser’s investment committee, which must approve each investment. Further, each investment is available for review by the members of our Board of Directors, a majority of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, and our Board of Directors reviews and approves any investments we may make pursuant to the Co-Investment Order.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

•	Experienced Management. We typically require that the businesses in which we invest have experienced management teams or a hiring plan in place to install an experienced management team. We also require the businesses to have in place proper incentives to induce management to succeed and act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

•	Value-and-Income Orientation and Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value-and-income orientation. In seeking value, we focus on established companies in which we can invest at relatively low EBITDA, and that have positive operating cash flow at the time of investment. In seeking income, we typically invest in companies that generate relatively stable to growing sales, cash flows, and EBITDA to fixed charges coverage, which provides some assurance that the borrowers will be able to service their debt. We do not expect to invest in start-up companies or companies with what we believe to be speculative business plans.

•	Strong Competitive Position in an Industry. We seek to invest in businesses that have developed strong market positions and significant relative market share within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek businesses that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

•	Liquidation Value of Assets. The projected liquidation value of the assets, if any, is an important factor in our investment analysis in collateralizing our debt securities.

Extensive Due Diligence

The Due Diligence Team conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. The due diligence investigation may begin with a review of publicly available information followed by in depth business analysis, including, but not limited to, some or all of the following:

•	a review of the prospective portfolio company’s historical and projected financial information, including a quality of earnings analysis;

•	visits to the prospective portfolio company’s business site(s) and evaluation of potential environmental issues;

•	interviews with the prospective portfolio company’s management, employees, customers and vendors;

•	review of loan documents and material contracts;

•	background checks and a management capabilities assessment on the prospective portfolio company’s management team; and

•	research, including market analyses, on the prospective portfolio company’s products, services or particular industry and its competitive position therein.

Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants, as well as other outside advisers, prior to the closing of the investment, as appropriate.

Investment Structure

Once the Adviser has determined that an investment meets our standards and investment criteria, the Adviser works with the management of that company and other capital providers to structure the transaction in a way that we believe will provide us with the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company. As discussed above, the capital classes through which we typically structure a deal include first lien secured debt, second lien secured debt, and preferred and common equity or equivalents. Through its risk management process, the Adviser seeks to limit the downside risk of our investments by:

•	making investments with an expected total return (including interest, yield enhancements and potential equity appreciation) that it believes compensates us for the credit risk of the investment;

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	incorporating put and call protection rights into the investment structure where possible;

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with preserving our capital; and

•	holding board seats or securing board observation rights at the portfolio company.

We expect to hold most of our debt investments until maturity or repayment. From time to time, we may sell our investments (including our equity investments) earlier if a liquidity event takes place, such as a recapitalization of a portfolio company, an initial public offering, or a sale to a third party, including strategic buyers, private equity funds, or existing investors in the portfolio company, and which may be privately negotiated transactions.

Competitive Advantages

A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, other BDCs, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources or are able to access capital more cost effectively. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, and establish a larger portfolio of investments. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. However, we believe that we have the following competitive advantages over many other providers of financing to small and medium-sized businesses.

Management Expertise

Our Adviser has an investment committee for each of the Company and the Affiliated Public Funds. Mr. Gladstone and Mr. Brubaker serve as members of the Adviser’s investment committees for each of the Company and each of the Affiliated Public Funds. Mr. Gladstone and Mr. Dullum have extensive experience in investing in middle market companies and with operating in the BDC marketplace in general. Mr. Brubaker has substantial experience in acquisitions and operations of companies. These three individuals comprising our executive management dedicate a significant portion of their time to managing our investment portfolio. They have extensive experience providing capital to small and medium-sized companies and have worked together at the Gladstone family of companies for more than ten years. In addition, we have access to the resources and expertise of the Adviser’s investment professionals and support staff who possess a broad range of transactional, financial, managerial, and investment skills.

Increased Access to Investment Opportunities Developed Through Extensive Research Capability and Network of Contacts

The Adviser seeks to identify potential investments through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom the Adviser’s investment professionals have long-term relationships. We believe that the Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation, experience, and focus on investing in small and medium-sized companies enables us to source and identify well-positioned prospective portfolio companies, which provide attractive investment opportunities. Additionally, the Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other companies to support the Adviser’s investment activities.

Disciplined, Value and Income-Oriented Investment Philosophy with a Focus on Preservation of Capital

In making its investment decisions, the Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect the Adviser to use the same value and income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to manage downside exposure. The Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	focusing on companies with attractive and sustainable market positions and cash flow;

•	investing in businesses with experienced and established management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing at low price-to-cash flow multiples; and

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of the Adviser and its affiliates.

Longer Investment Horizon

Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in a lower overall return to investors and/or an adverse impact on their portfolio companies. In contrast, we are a corporation of perpetual duration and are exchange-traded. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible Transaction Structuring

We believe our management team’s broad expertise and its ability to draw upon many years of combined experience enables the Adviser to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions, such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures and, in some cases, the types of securities in which we invest, thereby affording us a competitive advantage of providing both, equity and debt financing, which may limit uncertainty related to the close of the transaction. We believe that this approach enables the Adviser to develop a financing structure which best fits the investment and growth profile of the underlying business and yields attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets.

Ongoing Management of Investments and Portfolio Company Relationships

The Adviser’s investment professionals actively oversee each investment by continuously evaluating the portfolio company’s performance and typically working collaboratively with the portfolio company’s management to identify and incorporate best resources and practices that help us achieve our projected investment performance.

Monitoring

The Adviser’s investment professionals monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each company is performing within expectations and to guide the portfolio company’s management in taking the appropriate courses of action. The Adviser employs various methods of evaluating and monitoring the performance of our investments in portfolio companies, which can include the following:

•	monthly analysis of financial and operating performance;

•	frequent assessment of the portfolio company’s performance against its business plan and our investment expectations;

•	attendance at and/or participation in the portfolio company’s board of directors or management meetings;

•	continuous assessment of portfolio company management, governance and strategic direction;

•	continuous assessment of the portfolio company’s industry and competitive environment; and

•	frequent review and assessment of the portfolio company’s operating outlook and financial projections.

Relationship Management

The Adviser’s investment professionals interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	management;

•	boards of directors;

•	financial sponsors;

•	capital partners;

•	auditors; and

•	advisers and consultants.

Managerial Assistance and Services

As a BDC, we make available significant managerial assistance, as defined in the 1940 Act, to our portfolio companies and provide other services (other than such managerial assistance) to such portfolio companies. Neither we, nor the Adviser, currently receive fees in connection with the managerial assistance we make available. At times, the Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser as discussed below in “— Transactions with Related Parties — Investment Advisory and Management Agreement — Base Management Fee;” however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily for the valuation of portfolio companies. In February 2011, Gladstone Securities started providing other services (such as investment banking and due diligence services) to certain of our portfolio companies, see “— Transactions with Related Parties — Other Transactions ” below.

Valuation Process

The following is a general description of our investment valuation policy (the “Policy”) (which has been approved by our Board of Directors) that the Valuation Team use each quarter to determine the fair value of our investment portfolio. In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on the Policy. The Adviser values our investments in accordance with the requirements of the 1940 Act and accounting principles generally accepted in the U.S. (“GAAP”). There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. Each quarter, our Board of Directors reviews the Policy to determine if changes thereto are advisable and assesses whether the Valuation Team has applied the Policy consistently. With respect to the valuation of our investment portfolio, the Valuation Team performs the following steps each quarter:

•	Each investment is initially assessed by the Valuation Team using the Policy, which may include:

•	obtaining fair value quotes or utilizing valuation inputs from third party valuation firms; and

•	using techniques, such as total enterprise value, yield analysis, market quotes and other factors, including but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates.

•	Preliminary valuation conclusions are then discussed amongst the Valuation Team and with our management and documented for review by our Board of Directors. Written valuation recommendations and supporting material are sent to the Board of Directors in advance of the quarterly meetings.

•	Next, the Valuation Committee of the Board of Directors (comprised entirely of independent directors) meets to review this documentation and discusses the information provided by our Valuation Team, and determines whether the Valuation Team has followed the Policy, determines whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and reviews other facts and circumstances. Then, the Valuation Committee and chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors, so that the full Board of Directors may review and approve, with a vote, to accept or reject the fair value recommendations in accordance with the Policy.

Fair value measurements of our investments may involve subjective judgment and estimates. Due to the uncertainty inherent in valuing these securities, the Valuation Team’s determinations of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Valuation Team’s determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities. Our valuation policies, procedures and processes are more fully described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Investment Valuation.”

Transactions with Related Parties

Investment Advisory and Management Agreement

Pursuant to our Advisory Agreement, we pay the Adviser certain fees as compensation for its services, consisting of a base management fee and an incentive fee, each as described below. On July 14, 2015, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, approved the annual renewal of the Advisory Agreement through August 31, 2016. Our Board of Directors considered the following factors as the basis for its decision to renew the Advisory Agreement: (1) the nature, extent and quality of services provided by the Adviser to our stockholders; (2) the investment performance of the Company and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Company, (4) the extent to which economies of scale will be realized as the Company and the Company’s affiliates that are managed by the same Adviser (the Affiliated Public Funds) grow and whether the fee level under the Advisory Agreement reflects the economies of scale for the Company’s investors, (5) the fee structure of the advisory and administrative agreements of comparable funds, and (6) indirect profits to the Adviser created through the Company and (7) in light of the foregoing considerations, the overall fairness of the advisory fee paid under the Advisory Agreement. It is anticipated that our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, will again review and approve the renewal of the Advisory Agreement for a period of one year at the Board of Directors’ regularly scheduled meeting in July 2016.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 2.0%, computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, as stated above, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily for the valuation of portfolio companies. Loan servicing fees that are payable to the Adviser pursuant to our Credit Facility, are also 100% credited against the base management fee as discussed below “— Loan Servicing Fee Pursuant to Credit Facility”).

Incentive Fee

The incentive fee payable to the Adviser under our Advisory Agreement consists of two parts: an income-based incentive fee and a capital gains-based incentive fee.

The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, adjusted appropriately for any share issuances or repurchases during the period (the “Hurdle Rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the Hurdle Rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20.0% of our realized capital gains, less any realized capital losses and unrealized depreciation, calculated as of the end of the preceding calendar year. The capital gains-based incentive fee payable to the Adviser is calculated based on (i) cumulative aggregate realized capital gains since our inception, less (ii) cumulative aggregate realized capital losses since our inception, less (iii) the entire portfolio’s aggregate unrealized capital depreciation, if any, as of the date of the calculation. If this number is positive at the applicable calculation date, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. For calculation purposes, cumulative aggregate realized capital gains, if any, equals the sum of the excess between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the deficit between the net sales price of each investment, when sold, and the original cost of such investment since our inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of deficit between the fair value of each investment security as of the applicable calculation date and the original cost of such investment security. We have not incurred capital gains-based incentive fees from inception through March 31, 2016, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a reporting period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that any such unrealized capital appreciation will be realized in the future. There has been no GAAP accrual recorded for a capital gains-based incentive fee since our inception through March 31, 2016.

Our Board of Directors may accept voluntary, unconditional, and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income generated in the current or prior year does not cover 100% of the distributions to common stockholders for a year. For the years ended March 31, 2016, 2015 and 2014, there were no such incentive fee credits from the Adviser.

Loan Servicing Fee Pursuant to Credit Facility

The Adviser also services the loans held by our wholly-owned subsidiary, Business Investment (the borrower under our Credit Facility), in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under our Credit Facility. Since Business Investment is a consolidated subsidiary of ours, coupled with the fact that the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat payment of the loan servicing as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, unconditionally, and irrevocably credited back to us by the Adviser.

Administration Agreement

We pay the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief valuation officer, chief compliance officer and general counsel and secretary (who also serves as the Administrator’s president) and their respective staffs. Prior to July 1, 2014, our allocable portion of the expenses was generally derived by multiplying that portion of the Administrator’s expenses allocable to all funds managed by the Adviser and serviced by the Administrator by the percentage of our total assets at the beginning of each quarter in comparison to the total assets at the beginning of each quarter of all funds managed by the Adviser and serviced by the Administrator.

Effective July 1, 2014, our allocable portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. These administrative fees are accrued at the end of the quarter when the services are performed and recorded in our accompanying Condensed Consolidated Statements of Operations and generally paid the following quarter. On July 14, 2015, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2016.

Other Transactions

Mr. Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation. Gladstone Securities is 100% indirectly owned and controlled by Mr. Gladstone and has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee. For additional information refer to Note 4 — Related Party Transactions of the notes to our accompanying Consolidated Financial Statements.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of the Adviser and the Administrator pursuant to the terms of the Advisory Agreement and the Administration Agreement,

respectively. No employee of the Adviser or the Administrator will dedicate all of his or her time to us. However, we expect that 25 to 30 full time employees of the Adviser and the Administrator will spend substantial time on our matters during the remainder of calendar year 2016 and all of calendar year 2017. To the extent we acquire more investments, we anticipate that the number of employees of the Adviser and the Administrator who devote time to our matters will increase.

As of June 6, 2016, the Adviser and Administrator collectively had 65 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
12	Executive management
18	Accounting, administration, compliance, human resources, legal and treasury
35	Investment management, portfolio management and due diligence

Properties

We do not own any real estate or other physical properties material to our operations. The Adviser is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to our Advisory and Administration Agreements with the Adviser and Administrator, respectively. The Adviser and Administrator are both headquartered in McLean, Virginia, a suburb of Washington, D.C., and the Adviser also has offices in other states.

Legal Proceedings

From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. See “Risk Factors – Risks Related to our Investments – Portfolio company-related litigation could result in costs, including defense costs or damages, and the diversion of management time and resources.” While we do not expect that the resolution of these matters, if they arise, would materially affect ability of our Advisor to perform under the Advisory Agreement or our business, financial condition, results of operations or cash flows, resolution will be subject to various uncertainties and could result in the expenditure of significant financial and managerial resources.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2016, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus and are considered qualifying assets under Section 55 of the 1940 Act.

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)
NON-CONTROL/NON-AFFILIATE INVESTMENTS:

Auto Safety House, LLC	Automobile	Secured First Lien Line of Credit		$—	$—
2630 W. Buckey Rd. Phoenix, AZ 85009		Secured First Lien Term Loan		5,000	5,311

				5,000	5,311

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)

B-Dry, LLC 4300 Papermill Drive Knoxville, TN 37909	Personal, Food and Miscellaneous Services	Secured First Lien Line of Credit		3,500	3,500
		Secured First Lien Term Loan		6,443	1,191
		Secured First Lien Term Loan		840	—
		Preferred Stock	96.1%	2,516	—
		Common Stock	58.3%	300	—

				13,599	4,691

Country Club Enterprises, LLC	Automobile	Secured Second Lien Term Loan		4,000	4,000
29 Tobey Rd.		Preferred Stock	56.0%	7,725	5,313
W. Wareham, MA 02576		Guaranty		—	—
		Guaranty		—	—

				11,725	9,313

Diligent Delivery Systems 333 N. Sam Houston Parkway E. Suite 100 Houston, TX 77060	Cargo Transport	Secured Second Lien Term Loan		13,000	12,984
		Common Stock Warrants	75.0%	—	1,500

				13,000	14,484

Drew Foam Company, Inc. 1093 Highway 278 East Moticello, AR 71655	Chemicals, Plastics, and Rubber	Secured First Lien Term Loan		9,913	9,913
		Preferred Stock	63.2%	3,375	3,583
		Common Stock	53.7%	63	6,459

				13,351	19,955

Frontier Packaging, Inc. 1201 Andover Park East, Suite 101 Tukwila, WA 98188	Containers, Packaging, and Glass	Secured First Lien Term Loan		10,500	10,500
		Preferred Stock	67.8%	1,373	1,386
		Common Stock	57.6%	152	8,222

				12,025	20,108

Funko Acquisition Holdings, LLC 1202 Shuksan Way Everett, WA 98203	Personal and Non-Durable Consumer Products (Manufacturing Only)	Preferred Stock	0.1%	260	315
		Common Stock	0.4%	—	—

				260	315

Ginsey Home Solutions, Inc. 2078 Center Square Rd Swedesboro, NJ 08085	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured Second Lien Term Loan		13,300	13,300
		Preferred Stock	94.9%	9,583	4,813
		Common Stock	78.9%	8	—

				22,891	18,113

Jackrabbit, Inc. 471 Industrial Ave. Rippon, CA 95366	Farming and Agriculture	Secured First Lien Term Loan		11,000	11,000
		Preferred Stock	79.8%	3,556	4,471
		Common Stock	55.4%	94	934

				14,650	16,405

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)

Mathey Investments, Inc. 4344 S. Maybelle Ave. Tulsa, OK 74107	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Loan		1,375	1,375
		Secured First Lien Term Loan		3,727	3,727
		Secured First Lien Term Loan		3,500	3,500
		Common Stock	85.0%	777	54

				9,379	8,656

Mitchell Rubber Products, Inc. 10220 San Sevane Way Mira Loma, CA 91752	Chemicals, Plastics, and Rubber	Secured Second Lien Term Loan		13,560	5,082
		Preferred Stock	31.7%	2,790	—
		Common Stock	28.8%	28	—

				16,378	5,082

Nth Degree, Inc. 2675 Breckinridge Blvd., Suite 200 Duluth, GA 30096	Diversified/Conglomerate Service	Secured First Lien Term Loan		13,290	13,290
		Preferred Stock	49.0%	5,660	7,712

				18,950	21,002

Quench Holdings Corp. 780 5th Ave., Ste, 110 Kings of Prussia, PA 19046	Home and Office Furnishings,	Common Stock	3.3%	3,397	4,359

	Housewares, and Durable Consumer Products			3,397	4,359

SBS Industries, LLC 1843 N. 106 th E. Ave Tulsa, OK 74116	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Loan		11,355	11,355
		Preferred Stock	90.9%	1,994	—
		Common Stock	76.2%	222	—

				13,571	11,355

Schylling, Inc. 306 Newburyport Tpke Rowley, MA 01969	Leisure, Amusement, Motion Pictures,	Secured First Lien Term Loan		13,081	13,081
	Entertainment	Preferred Stock	72.7%	4,000	4,103

				17,081	17,184

Star Seed, Inc. 101 N Industrial Ave Osborne, KS 67473	Farming and Agriculture	Secured First Lien Term Loan		5,000	4,600
		Preferred Stock	65.2%	1,499	—
		Common Stock	54.4%	1	—

				6,500	4,600
Total Non-Control/Non-Affiliate Investments (represents 37.1% of total investments at fair value)				$191,757	$180,933

AFFILIATE INVESTMENTS:

Acme Cryogenics, Inc. 2801 Mitchell Avenue Allentown, PA 18103	Chemicals, Plastics, and Rubber	Secured Second Lien Term Loan		$14,500	$14,500
		Preferred Stock	91.1%	7,956	22,337
		Common Stock	84.2%	1,197	4,201
		Common Stock Warrants	84.2%	25	3,856

				23,678	44,894

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)

Alloy Die Casting Corp. 6550 Caballero Blvd Buena Park, CA 90620	Diversified/Conglomerate Manufacturing	Secured First Lien Term Loan		12,215	11,390
		Preferred Stock	68.4%	4,064	612
		Common Stock	59.9%	41	—

				16,320	12,002

Behrens Manufacturing, LLC 1250 E 8th St. Winona, MN 55987	Diversified/Conglomerate Manufacturing	Secured First Lien Term Loan		9,975	9,975
		Preferred Stock	60.9%	2,922	8,593

				12,897	18,568

Brunswick Bowling Products, Inc. 525 West Laketon Ave. Muskegon, MI 49441	Home and Office Furnishings,	Secured First Lien Term Loan		11,307	11,307
	Housewares and Durable Consumer Products	Preferred Stock	61.8%	4,943	5,267

				16,250	16,574

B+T Group Acquisition, Inc. 1717 Boulder Ave#300 Tulsa, OK 74119	Telecommunications	Secured First Lien Term Loan		14,000	14,000
		Preferred Stock	69.9%	4,196	—

				18,196	14,000

Cambridge Sound Management, Inc. 404 Wyman St., Waltham, MA 02451	Home and Office Furnishing, Housewares and	Secured First Lien Term Loan		15,000	15,000
	Durable Consumer Products	Preferred Stock	97.3%	4,500	12,835

				19,500	27,835

Channel Technologies Group, LLC 879 Ward Drive Santa Barbara, CA 93111	Diversified/Conglomerate Manufacturing	Preferred Stock	6.8%	2,938	989
		Common Stock	6.6%	—	—

				2,938	989

Counsel Press, Inc. 460 West 34 th Street, Fourth Floor New York, NY 10001	Diversified/Conglomerate Services	Secured First Lien Line of Credit		—	—
		Secured First Lien Term Loan		18,000	18,000
		Secured First Lien Term Loan		5,500	5,500
		Preferred Stock	89.9%	6,995	5,399

				30,495	28,899

D.P.M.S., Inc. 950 George St. Santa Clara, CA 95054	Diversified/Conglomerate Manufacturing	Secured First Lien Line of Credit		4,000	4,000
		Secured First Lien Term Loan		2,575	2,575
		Secured First Lien Term Loan		8,795	2,073
		Secured First Lien Term Loan		1,150	—
		Preferred Stock	59.5%	2,500	—
		Common Stock	92.5%	3	—

				19,023	8,648

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)

Edge Adhesives Holdings, Inc. 5117 Northeast Pkwy Fort Worth, TX 76106	Diversified/Conglomerate Manufacturing	Secured First Lien Term Loan		9,300	8,928
		Secured First Lien Term Loan		2,400	2,310
		Preferred Stock	41.9%	3,774	—

				15,474	11,238

GI Plastek, Inc. 5 Wickers Drive Wolfeboro, NH 03894	Chemicals, Plastics, and Rubber	Secured First Lien Term Loan		15,000	15,000
		Preferred Stock	98.1%	5,150	5,672

				20,150	20,672

Head Country Food Products, Inc. 2116 North Ash St. Ponca City, OK 74601	Beverage, Food and Tobacco	Secured First Lien Term Loan		9,050	9,050
		Preferred Stock	88.9%	4,000	—

				13,050	9,050

Logo Sportswear, Inc. 500 Cornwall Avenue Cheshire, CT 06410	Textiles and Leather	Secured First Lien Term Loan		9,200	9,200
		Preferred Stock	79.5%	1,550	2,795

				10,750	11,995

Meridian Rack & Pinion, Inc. 6740 Cobra Way San Diego, CA 92121	Automobile	Secured First Lien Term Loan		9,660	8,791
		Preferred Stock	54.4%	3,381	988

				13,041	9,779

NDLI Inc. 11335 Clay Rd Ste. 100 Houston, TX 77041	Cargo Transport	Preferred Stock	100.0%	3,600	—
		Common Stock	85.0%	—	—

				3,600	—

Old World Christmas, Inc. PO Box 8000 Spokane, Washington 99203	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured First Lien Term Loan		15,770	15,770
		Preferred Stock	99.2%	6,180	4,159

				21,950	19,929
Precision Southeast, Inc. P.O. Box 50610 4900 Hwy 501 Myrtle Beach, SC 29579	Diversified/Conglomerate Manufacturing	Secured Second Lien Term Loan		9,618	9,618
		Preferred Stock	100.0%	3,739	3,922
		Common Stock	83.7%	91	—

				13,448	13,540

SOG Specialty Knives & Tools, LLC 6521 212th St. SW Lynnwood, WA 98036	Leisure, Amusement, Motion Pictures, Entertainment	Secured Second Lien Term Loan		6,200	6,200
		Secured Second Lien Term Loan		12,200	12,200
		Preferred Stock	70.9%	9,749	7,747

				28,149	26,147

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)

Tread Corporation 176 Eastpark Dr. Roanoke, VA 24019	Oil and Gas	Secured First Lien Line of Credit		1,426	1,426
		Preferred Stock	97.8%	3,768	538
		Common Stock	95.0%	753	—

				5,947	1,964

Total Affiliate Investments (represents 60.8% of total investments at fair value)				$304,856	$296,723

CONTROL INVESTMENTS:

Galaxy Tool Holding Corporation 1111 Industrial Rd. Winfield, KS 67156	Aerospace and Defense	Secured First Lien Line of Credit		$5,000	$5,000
		Secured Second Lien Term Loan		5,000	5,000
		Preferred Stock	86.1%	11,464	—
		Common Stock	55.0%	48	—

				21,512	10,000

Total Control Investments (represents 2.1% of total investments at fair value)				$21,512	$10,000

TOTAL INVESTMENTS				$518,125	$487,656

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of March 31, 2016. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

Acme Cryogenics, Inc. (“Acme”)

We hold investments, having an aggregate fair value of $44.9 million as of March 31, 2016, in Acme. Our investments in Acme as of March 31, 2016 include $8.0 million of preferred stock, at cost; $1.2 million of common stock and common stock warrants, at cost; and a secured second lien term loan with an aggregate principal amount outstanding of $14.5 million which matures on March 27, 2020.

Subsequent to March 31, 2016, we sold our investment in Acme. In connection with the sale, we received net cash proceeds of $44.6 million, including the repayment of our debt investment of $14.5 million at par.

Founded in 1969, Acme manufactures valves, fittings, and manifolds used in regulating the flow of industrial gasses at extremely low temperatures (cryogenic); manufactures vacuum insulated pipe used in the transmission of gasses that have been liquefied; provides on-site system installation, maintenance/inspection, upgrade and repair services; and, repairs cryogenic storage tanks and tank trailers used in storing and transporting liquid nitrogen, oxygen, helium, etc.

Our Adviser has entered into a services agreement with Acme, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Acme and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Acme’s business. The industrial gas industry has several large companies that dominate the production and distribution of liquefied gasses. These companies are Acme’s primary customers. Acme is exposed to the risk that these large companies could change their buying patterns, attempt to dictate purchase terms that are unfavorable to Acme, or suffer downturns in their businesses that would lead them to reduce their purchases of Acme’s products and services. Acme purchases metals and other raw materials that are subject to changes in the price levels of these commodities. There is no assurance that Acme can pass price increases on to its customers. Acme is also dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our vice chairman and chief operating officer, Terry Brubaker, served as a director and the chairman of Acme’s board until March 11, 2015. One of the Adviser’s directors, Blair Gertmenian, assumed directorship on Acme’s board on March 27, 2015. Acme’s principal executive office is located at 2801 Mitchell Avenue, Allentown, Pennsylvania 18103.

Cambridge Sound Management, Inc. (“Cambridge”)

We hold investments, having an aggregate fair value of $27.8 million as of March 31, 2016, in Cambridge. Our investments in Cambridge as of March 31, 2016 include $4.5 million of preferred stock, at cost, and a secured first lien term loan with an aggregate principal amount outstanding of $15.0 million, which matures on September 30, 2019.

Founded in 1999, Cambridge is the developer of Qt® Quiet Technology sound masking systems. Cambridge offers innovative, simple and intelligently designed solutions to the problems of privacy and acoustic distractions. The patented QtPro solution, powered by direct field sound masking technology, is easy to install and delivers high quality uniform sound masking without complex commissioning. The QtPro solution consists of three inch emitters that can be mounted in any ceiling type and networked control modules with independent zones that can be managed from a smartphone, tablet, or PC.

Our Adviser has entered into a services agreement with Cambridge, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Cambridge and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Cambridge’s business. Demand for the company’s products could be impacted by a significant downturn in corporate office space expansion or renovation. Cambridge operates in a competitive industry where competitive products or alternate solutions may replace the need for Cambridge’s product over time. Additionally, the death, disability or departure by one or more of Counsel Press’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Erika Highland, serves as a director of Cambridge’s board. Cambridge’s principal executive office is located at 404 Wyman Street, Waltham, MA 02451.

Counsel Press, Inc. (“Counsel Press”)

We hold investments, having an aggregate fair value of $28.9 million as of March 31, 2016, in Counsel Press. Our investments in Counsel Press as of March 31, 2016 include $7.0 million of preferred stock, at cost; two secured first lien term loans with an aggregate principal amount outstanding of $23.5 million, each maturing on March 31, 2020; and a secured first lien revolving line of credit which was undrawn as of March 31, 2016, and which matures on March 31, 2017.

Founded in 1938, Counsel Press supports appellate attorneys and their clients pursuing appeals in courts across the U.S. Based in New York, NY, it provides document preparation, procedural and technical advice, and a full range of traditional printing and electronic filing services. Once engaged by a customer, Counsel Press organizes, prepares, and files appellate briefs, records and appendices.

Our Adviser has entered into a services agreement with Counsel Press, pursuant to which our Adviser has agreed to advise and provide certain management and consulting services as mutually agreed upon by Counsel Press and our Adviser.

Because of the relative size of this investment, we are significantly exposed to the risks associated with Counsel Press’s business. As courts replace paper filings with e-filings, the Company may lose economies of scale on its print business (e.g. ability to charge by page printed), although we expect lost print revenue to be captured by increased digital service fees. Thus, Counsel Press could be adversely affected by the change to paperless filings. Additionally, the death, disability or departure by one or more of Counsel Press’s senior managers could have a negative impact on its business and operations.

One of the Adviser’s managing directors, Erika Highland, serves as a director of Counsel Press’s board. Counsel Press’s principal executive office is located at 460 W. 34th Street, 4th Floor, New York, NY 10001.

SOG Specialty Knives & Tools, LLC (“SOG”)

We currently hold investments, having an aggregate fair value of $26.1 million as of March 31, 2016, in SOG. Our investments in SOG as of March 31, 2016 include $9.7 million of preferred stock, at cost, and two secured first lien term loans with an aggregate principal amount outstanding of $18.4 million, each maturing on October 3, 2017.

SOG, based in Lynnwood, Washington, takes its name from the Studies and Observations Group (the forefathers of the U.S. military’s Special Operations Forces), designs and produces specialty knives and tools for the hunting/outdoors, military/law enforcement and industrial markets.

Because of the relative size of this investment, we are significantly exposed to the risks associated with SOG’s business. The company’s brand has a good reputation among those within the industry; however, it is largely viewed as more of a niche player, with somewhat limited awareness outside of core customer segments. Although it has experienced recent gains in market share, it still lags behind some of its competitors based on overall market size. Thus, SOG could be adversely affected by the aggressive actions of one of those competitors. SOG is dependent on a small group of long-time managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

Our Adviser has entered into an advisory services agreement with SOG. Under the terms of the agreement, our Adviser has agreed to assist SOG with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of SOG’s credit facilities and other important contractual financial relationships, and to monitor and review SOG’s capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The agreement also provides that our Adviser will be available to assist and advise SOG in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

One of our Adviser’s managing directors, Kyle Largent, is a director of SOG. The principal executive offices of SOG are located at 6521  212th Street SW, Lynnwood, Washington 98036.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of seven members, four of whom are not considered to be “interested persons” of Gladstone

Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our certificate of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. Holders of our common stock and preferred stock vote together as a class for the election of directors, except that the holders of our term preferred stock have the sole right to elect two of our directors. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	74	Chairman of the Board of Directors and Chief Executive Officer(1)(2)(6)	2005	2016
Terry L. Brubaker	72	Vice Chairman, Chief Operating Officer and Director(1)(2)(6)	2005	2018
Independent Directors
Paul W. Adelgren	73	Director(4)(5)(7)	2005	2016
Michela A. English	66	Director(3)(7)	2005	2017
Caren D. Merrick	56	Director(3)(7)	2014	2018
John H. Outland	70	Director(3)(4)(5)(7)	2005	2016
Anthony W. Parker	70	Director(2)(3)(6)(7)	2005	2017
Walter H. Wilkinson, Jr.	70	Director(4)(5)(7)	2014	2018

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director’s position as our officer and/or employment by our Adviser.
(2)	Member of the executive committee.
(3)	Member of the audit committee.
(4)	Member of the ethics, nominating, and corporate governance committee.
(5)	Member of the compensation committee.
(6)	Member of the offering committee.
(7)	Each independent director serves as an alternate member of each committee for which they do not serve as a regular member. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.

The biographical information for each of our directors includes all of the public company directorships held by such directors for the past five years.

Independent Directors (in alphabetical order)

Paul W. Adelgren. Mr. Adelgren has served as a director since June 2005. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003, Gladstone Capital since January 2003 and Gladstone Land since January 2013. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was the comptroller, treasurer and the vice president-finance and materials for Williams & Watts,

Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas. Mr. Adelgren was selected to serve as an independent director on our Board of Directors, due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating & Corporate Governance Committee.

Michela A. English. Ms. English has served as a director since June 2005. Ms. English has served as President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. since June 2006. Ms. English has also been a director of Gladstone Commercial since August 2003, Gladstone Capital since June 2002 and Gladstone Land since January 2013. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the D.C. Public Education Fund, a trustee of the Corcoran Gallery of Art, and a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management. Ms. English was selected to serve as an independent director on our Board of Directors due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board of Directors since 2005.

Caren D. Merrick. Ms. Merrick has served as our director and as a director of Gladstone Capital, Gladstone Commercial, and Gladstone Land since November 2014. Ms. Merrick is the founder of, and since 2014 has served as the chief executive officer of Pocket Mentor, a mobile application and digital publishing company focused on leadership development and career advancement. Since 2004 she has served as a partner with Bibury Partners, an investment and advisory firm that focuses on enterprise and consumer technology sectors. In addition, Ms. Merrick has served as a board member of WashingtonFirst Bankshares, Inc. (NASDAQ: WFBI) since June 2015 and has served as a board member of the Metropolitan Washington Airports Authority since 2012. Ms. Merrick co-founded and from 1996 to 2001 served as an executive vice president of, webMethods, Inc., a company that provides business-to-business enterprise software solution for Global 2000 companies. Ms. Merrick served on the boards of directors of VisualCV, a venture-backed online resume and corporate talent management solution, from 2008 – 2011, Inova Healthcare Services from 2001 - 2005, and the Northern Virginia Technology Council from 2000 - 2004. Ms. Merrick previously served as a member of the Technology Subgroup on the Virginia Governor’s Economic Development and Jobs Creation Commission from 2010 - 2011. Ms. Merrick also was director of AOL.com for America Online from 1996 - 1997, and has also been a consultant for Australia Post, a $5 billion government business enterprise that provides postal, retail and financial, logistics and fulfillment services across Australia. Ms. Merrick is also a founding investor in Venture Philanthropy Partners, a philanthropic investment organization that mentors nonprofit leaders in growing programs to improve the lives of children from low income families in the National Capital Region. She has also served on the boards of several Washington, DC area charities, including Greater DC Cares, CharityWorks, the Fairfax Symphony and the Langley School. She is an active member of ARCS – Advancing Science in America - Achievement Awards for College Scientists. She also currently serves on the board of the Global Good Fund and the Women in Technology’s Leadership Foundry. Ms. Merrick received a BA in political science from the University of California, Los Angeles, and has received a Certificate of Director Education from the National Association of Corporate Directors. Ms. Merrick was selected to serve as an independent director on our Board of Directors due to her knowledge and experience in operating a business and her understanding of the small business area through experiences overseeing the successful growth of her own business and several large and small businesses, charities and non-profits.

John H. Outland. Mr. Outland has served as a director since June 2005. Mr. Outland has also served as a director of Gladstone Commercial and Gladstone Capital since December 2003 and Gladstone Land since January 2013. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage products. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology. Mr. Outland was selected to serve as an independent director on our Board of Directors due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board of Directors since 2005.

Anthony W. Parker. Mr. Parker has served as a director since June 2005. Mr. Parker has also served as a director of Gladstone Commercial since August 2003, Gladstone Capital since August 2001 and Gladstone Land since January 2013. In January 2011, Mr. Parker was elected as treasurer of the Republican National Committee. In 1997 Mr. Parker founded Parker Tide Corp., formerly known as Snell Professional Corp. Parker Tide Corp. is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of Capitol Resource Funding, Inc., a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker is currently a director of the Naval Sailing Foundation, a 501(c) organization located in Annapolis, MD. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker was selected to serve as an independent director on our Board of Directors due to his expertise and experience in the field of corporate taxation as well as his past service on our Board of Directors since 2005. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

Walter H. Wilkinson, Jr. Mr. Wilkinson has served as our director and as a director of Gladstone Capital, Gladstone Commercial and Gladstone Land since October 2014. Mr. Wilkinson is the founder and general partner of Kitty Hawk Capital, a venture capital firm established in 1980 and based in Charlotte, North Carolina. He has served on the board of the N.C. State University Foundation and has previously served on the boards of other universities and related organizations. He is a past member and director of the National Venture Capital Association and is a past member and Chairman of the National Association of Small Business Investment Companies. He was founding Chairman of the Carolinas Chapter of the National Association of Corporate Directors (“NACD”) and served on its board from 2013 until December 2015. He is a NACD Leadership Fellow, having completed the NACD’s program for corporate directors. He served as a director of RF Micro Devices (NASDAQ: RFMD) from 1992 to January 2015 and served as the Chairman of the board of directors from July 2008 until January 2015 when RF Micro Devices merged with Triquint Semiconductor, Inc. (NASDAQ: TQNT) to form the new company QORVO (NASDAQ:QRVO) where he currently serves as lead independent director. Mr. Wilkinson serves or has served as a director of numerous venture-backed companies, both public and private. He currently serves on the board of the N.C. State University Foundation and has previously served on the boards of other universities and related organizations. During his career he has helped to start or expand dozens of rapidly growing companies in a variety of industries. He is a graduate of N.C. State University (BS) and the

Harvard Graduate School of Business Administration (MBA). Mr. Wilkinson was selected to serve as an independent director on our Board of Directors due to his strong leadership skills and his valuable understanding of our industry from over 35 years of venture capital experience.

Interested Directors

David Gladstone. Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception and president until April 2008. Mr. Gladstone is also the founder of our Adviser and Administrator and has served as chief executive officer of each and chairman of the board of directors and board of managers, respectively, of each since their inception. Mr. Gladstone also serves as a non-employee director of the board of managers our affiliate Gladstone Securities. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Capital, Gladstone Commercial and Gladstone Land. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Ltd. (NASDAQ: ACAS), a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (NASDAQ: ALD) (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing. Mr. Gladstone was selected to serve as a director on our Board of Directors due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive since our inception.

Terry Lee Brubaker. Mr. Brubaker has been our chief operating officer and vice chairman since our inception. Mr. Brubaker served as our secretary from our inception through October 2012, when he became assistant secretary. Mr. Brubaker has also served as a director of our Adviser since its inception. He also served as president of our Adviser from its inception through February 2006, when he assumed the duties of vice chairman and chief operating officer and as secretary from inception through October 2012. He has served as chief operating officer, secretary and as a director of Gladstone Capital since its inception. He also served as president of Gladstone Capital from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served chief operating officer, secretary and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman. Mr. Brubaker has also served as vice chairman and chief operating officer of Gladstone Land since April 2007. Mr. Brubaker stepped down as secretary and became assistant secretary of each of Gladstone Capital, Gladstone Commercial, Gladstone Land and the Adviser in October 2012. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University. Mr. Brubaker was selected to serve as a director on our Board of Directors due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board of Directors since our inception.

Executive Officers and Certain Other Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position
David A.R. Dullum	68	President
Michael LiCalsi	45	General Counsel and Secretary
Julia Ryan	35	Chief Financial Officer and Treasurer

David A. R. Dullum. Mr. Dullum has served as our president since April 2008 and a director from June 2005 to August 2015. Mr. Dullum has been a senior managing director of our Adviser since February 2008, a director of Gladstone Commercial from August 2003 until May 2015, and a director of Gladstone Capital from August 2001 until February 2015. From 1995 to 2009, Mr. Dullum had been a partner of New England Partners, a venture capital firm focused on investments in small and medium-sized business in the Mid-Atlantic and New England regions. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

Michael LiCalsi. Mr. LiCalsi is general counsel for all of the affiliated Gladstone companies and has served in this capacity since October 2009. He has also served as secretary of all of the affiliated Gladstone companies since October 2012. In addition, Mr. LiCalsi is the president of the Administrator, since July 2013, and serves as managing principal of Gladstone Securities and as a member of its board of managers, since 2010.

Julia Ryan. Ms. Ryan has served as our chief financial officer and treasurer since July 2015 and as our chief accounting officer since April 2015. Prior to that time, she served in the assurance services practice at KPMG, LLP, where she worked from 2004 to 2015. In this role, Ms. Ryan primarily provided services to public companies in the asset management and real estate industries. She is a certified public accountant in the Commonwealth of Virginia and a member of the AICPA and VSCPA.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone and Brubaker have entered into employment agreements with our Adviser, whereby they are direct employees of our Adviser.

Director Independence

As required under NASDAQ Global Select Market (“NASDAQ”) listing standards, our Board of Directors annually determines each director’s independence. The NASDAQ listing standards provide that a director of a business development company is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us or our Adviser.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board of Directors has affirmatively determined that the following four directors are independent directors within the meaning of the applicable NASDAQ listing standards: Messrs. Adelgren, Outland, Parker and Wilkinson and Mmes. English and Merrick. In making this determination, the Board of Directors found that none of these directors had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer and Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary are not independent directors by virtue of their positions as our officers and their employment by our Adviser.

Corporate Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our Board of Directors and our chief executive officer. Our Board of Directors believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the lead independent director for all meetings of our independent directors held in executive session. The lead independent director has the responsibility of presiding at all executive sessions of our Board of Directors, consulting with the chairman and chief executive officer on Board of Directors and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board of Directors believes the combined role of chairman and chief executive officer, together with a lead independent director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management.

Committees of Our Board of Directors

Executive Committee. Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee did not meet during the last fiscal year.

Audit Committee. The Audit Committee oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” During the fiscal year ended March 31, 2016, the Audit Committee was comprised of Messrs. Parker (Chairperson) and Outland and Mmes. English and Merrick. Messrs. Adelgren and Wilkinson served as alternate members of the Audit Committee. Alternate members of the Audit Committee serve and participate in meetings of the Audit Committee only in the event of an absence of a regular member. The Audit Committee met eight times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders on our website at www.gladstoneinvestment.com.

Our Board of Directors has determined that all members and alternate members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). No members of the Audit Committee received any compensation from us during the last fiscal year other than directors’ fees. Our Board of Directors has unanimously determined that all Audit Committee members and alternate members are financially literate under current NASDAQ rules and that each of Messrs. Adelgren, Outland, Parker and Wilkinson and Mmes. English and Merrick qualify as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board of Directors made a qualitative assessment of the members’ level of knowledge and experience based on a number of factors, including formal education and experience. Messrs. Parker and Outland and Mmes. English and Merrick also serve on the audit committees of Gladstone Capital Corporation (“Gladstone Capital”), Gladstone Commercial Corporation (“Gladstone Commercial”) and Gladstone Land Corporation (“Gladstone Land”). Our Audit Committee’s alternate members, Messrs. Adelgren and Wilkinson, also serve as alternate members on the audit committees of Gladstone Capital, Gladstone Commercial and Gladstone Land. Our Board of Directors has determined that this simultaneous service does not impair the respective director’s ability to effectively serve on our Audit Committee.

Compensation Committee. The Compensation Committee operates pursuant to a written charter that is available to stockholders on our website at www.gladstoneinvestment.com. The Compensation Committee conducts periodic reviews of our investment advisory and management agreement with our Adviser (the “Advisory Agreement”) and our administration agreement with our Administrator (the “Administration Agreement”) to evaluate whether the fees paid to our Adviser and our Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the performance of our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed and determines whether or not to recommend to the Board of Directors renewal of such Agreements for the upcoming year. The Compensation Committee also reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings. During the fiscal year ended March 31, 2016, the Compensation Committee was composed of Messrs. Outland (Chairperson), Adelgren and Wilkinson. Mr. Parker and Mmes. English and Merrick served as alternate members of the Compensation Committee. Alternate members of the Compensation Committee serve and participate in meetings of the Compensation Committee only in the event of an absence of a regular member of the Compensation Committee. The Compensation Committee met four times during the last fiscal year.

Our Board of Directors has determined that all members and alternate members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). No members of the Compensation Committee received compensation from us during the last fiscal year other than directors’ fees. Messrs. Outland, Adelgren and Wilkinson also serve on the compensation committees of Gladstone Commercial, Gladstone Land and Gladstone Capital. Our Compensation Committee’s alternate members, Mr. Parker and Mmes. English and Merrick also serve as alternate members on the compensation committees of Gladstone Commercial, Gladstone Land and Gladstone Capital. Our Board of Directors has determined that this simultaneous service does not impair the respective director’s ability to effectively serve on our Compensation Committee.

Ethics, Nominating, and Corporate Governance Committee. The Ethics Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board of Directors), reviewing and evaluating incumbent directors, recommending to our Board of Directors for selection candidates for election to our Board of Directors, making recommendations to our Board of Directors regarding the membership of the committees of our Board of Directors, assessing the performance of our Board of Directors, and developing our corporate governance principles. Our Ethics Committee charter can be found on our website at www.gladstoneinvestment.com. During the fiscal year ended March 31, 2016, the Ethics Committee was composed of Messrs. Adelgren (Chairperson), Outland and Wilkinson. Mr. Parker and Mmes. English and Merrick served as alternate members of the Ethics Committee. Alternate members of the Ethics Committee serve and participate in meetings of the committee only in the event of an absence of a regular member of the committee. Each member and alternate of the Ethics Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the NASDAQ listing standards). The Ethics Committee met four times during the last fiscal year.

The ethics, nominating, and corporate governance committee considers director candidates recommended by stockholders. The ethics, nominating, and corporate governance committee does not alter the manner in which it evaluates candidates, including the minimum criteria set forth below under “—Qualification for our Director Candidates,” based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration to become nominees for election to our Board of Directors may do so by timely delivering a written recommendation to the committee containing the information required by our Bylaws.

For nominations for election to our Board of Directors or other business to be properly brought before an annual meeting by a stockholder, the stockholder must comply with the advance notice provisions and other requirements of Article III, Section 5 of our Bylaws. These notice provisions require that nominations for directors for the upcoming fiscal year must be received no earlier than 120 days before the first anniversary of the then-current fiscal year’s annual meeting of stockholders, and no later than 90 days before the first anniversary of the then-current fiscal year’s annual meeting of stockholders. In the event that an annual meeting is advanced or delayed by more than 30 days from the first anniversary of the prior year’s annual meeting, notice by the stockholder, to be timely, must be delivered not earlier than the close of business on the 120th day prior to such annual meeting date and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. To date, the ethics, nominating, and corporate governance committee has not received or rejected a timely director nominee proposal from a stockholder or stockholders.

Offering Committee. The Offering Committee, which was comprised of Messrs. Gladstone (Chairman), Brubaker and Parker during the fiscal year ended March 31, 2016, with each of our other current and future directors who meet the independence requirements of NASDAQ serving as alternates for Mr. Parker, is responsible for assisting the Board of Directors in discharging its responsibilities regarding the offering from time to time of our securities. The Offering Committee has all powers of the Board of Directors that are necessary or appropriate and may lawfully be delegated to the Offering Committee in connection with an offering of our securities. Our Offering Committee operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstoneinvestment.com. The Offering Committee met one time during the last fiscal year.

Valuation Committee. The Valuation Committee, which was comprised of Ms. Merrick (Chairperson), and Messrs. Outland, Parker and Wilkinson during the fiscal year ended March 31, 2016, with each of our other current and future independent directors serving as alternates, is responsible for assisting the Board of Directors in determining the fair value of our investment portfolio or other assets in compliance with the Investment Company Act of 1940, as amended, and assisting the Board of Directors’ compliance with legal and regulatory requirements, as well as risk management, related to valuation. The Valuation Committee was formed in July 2015, and operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstoneinvestment.com. The Valuation Committee met three times during the last fiscal year.

Qualification for our Director Candidates

The ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The ethics, nominating and corporate governance committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the ethics, nominating and corporate governance committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders.

Though we have no formal policy addressing diversity, the ethics, nominating and corporate governance committee and Board of Directors believe that diversity is an important attribute of directors and that our Board of Directors should be the culmination of an array of backgrounds and experiences and capable of articulating a variety of viewpoints. Accordingly, the ethics, nominating and corporate governance committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board of Directors at that point in time in order to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the ethics, nominating and corporate governance committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. The ethics, nominating and corporate governance committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The ethics, nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The ethics, nominating and corporate governance committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the ethics, nominating and corporate governance committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings

During the fiscal year ended March 31, 2016, each Board of Directors member attended 75% or more of the aggregate of the meetings of the Board of Directors and of the committees on which he or she served.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board of Directors in this capacity. In addition, Mr. Dellafiora serves as the chief compliance officer of Gladstone Capital, Gladstone Commercial, and Gladstone Land. Mr. Dellafiora also serves as a managing principal of and is on the board of managers of Gladstone Securities, LLC (“Gladstone Securities”). He additionally serves as the chief compliance officer and chief financial officer of the Adviser and the Administrator. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our general counsel and members of our executive management including, among others, our chief executive officer, chief financial officer and treasurer and chief operating officer. Our Board of Directors, in its entirety, plays an active role in overseeing management of our risks. Our Board of Directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of our Board of Directors plays a distinct role with respect to overseeing management of our risks:

•	Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least quarterly (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•	Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of our Adviser to determine whether the compensation paid to our Adviser was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our Ethics Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest.

•	Valuation Committee: Our Valuation Committee manages risks associated with valuation of our investment portfolio and other assets. In addition the Valuation Committee facilitates communication between the Board of Directors, our senior and financial management and our independent public accountants related to valuation matters.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board of Directors on a regular basis to apprise our Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Summary of Compensation

Executive Compensation

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary, and Mr. Dullum, our president, are all employees of and compensated directly by our Adviser. Ms. Ryan, our chief financial officer and treasurer is an employee of our Administrator. Ms. Morrison, an employee of our Administrator, served as chief financial officer and treasurer from January 2015 to July 2015 and interim principal financial officer from mid-October to mid-December 2015. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of the salary of our chief financial officer and treasurer. During our last fiscal year, our allocable portion of Ms. Morrison’s compensation paid by our Administrator was $43,049.70 of her salary, $21,080.00 of her bonus, and $9,256.07 of the cost of her benefits. During our last fiscal year, our allocable portion of Ms. Ryan’s compensation paid by our Administrator was $52,331.33 of her salary, $6,324.00 of her bonus, and $7,012.66 of the cost of her benefits.

During the fiscal year ended March 31, 2016, we incurred total fees, net of credits, of approximately $12.0 million to our Adviser under the Advisory Agreement and $1.2 million to our Administrator under the Administration Agreement. For a discussion of the terms of our Advisory and Administration Agreement, see “Business—Transactions with Related Parties—Investment Advisory and Management Agreement;” “Business—Transactions with Related Parties – Administration Agreement;” and “—Certain Transactions—Investment Advisory and Administrator.”

Compensation of Directors

The following table shows, for the fiscal year ended March 31, 2016, compensation awarded to or paid to our directors and former directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors.

Name	Aggregate Compensation from Fund ($)	Total Compensation From Fund and Fund Complex Paid to Directors ($)(1)
Paul W. Adelgren	$33,000	$133,000
Michela A. English	$32,000	$127,000
Caren D. Merrick	$35,000	$142,000
John H. Outland	$44,000	$178,000
Anthony W. Parker	$38,000	$148,000
Walter H. Wilkinson, Jr.	$35,000	$136,000

(1)	Includes compensation the director received from Gladstone Capital, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a real estate investment trust, and Gladstone Land, our affiliate real estate investment company, although not part of our Fund Complex.

For our fiscal year ended March 31, 2016, as compensation for serving on our Board of Directors, each of our independent directors received an annual fee of $20,000, an additional $1,000 for each Board of Directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting took place on a day other than when the full Board of Directors met. In addition, the chairperson of the Audit Committee received an annual fee of $3,000, and the chairpersons of each of the Compensation and Ethics Committees received an annual fee of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

Effective April 1, 2016, (i) the annual fee received by all independent directors for their services on our Board of Directors increased from $20,000 to $25,000, (ii) the annual fee received by the chairperson of the Compensation Committee increased from $1,000 to $3,000, (iii) the annual fee received by the chairperson of the Audit Committee increased from $3,000 to $7,500, and (iv) the chairperson of the Valuation Committee began receiving an annual fee of $3,000 for such service.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended March 31, 2016 other than for Board of Directors or committee service and meeting fees.

Certain Transactions

Investment Advisor and Administrator

We are externally managed by our affiliated investment Adviser pursuant to the Advisory Agreement and another of our affiliates, the Administrator, provides administrative services to us pursuant to an Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Our Adviser directly employs personnel that manage our portfolio investments and directly pays our payroll, benefits, and general expenses regarding such personnel. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs and directly pays our payroll, benefits, and general expenses regarding such personnel. The management services and fees in effect under the Advisory Agreement and the administrative services under the Administration Agreement are described further below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Advisory Agreement.

The principal executive office of the Adviser and Administrator is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Management Services Provided to Us by our Adviser

Our Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, our Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

Our Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, provided that its services to us are not impaired.

Portfolio Management

Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser’s investment committee: David Gladstone, Terry Lee Brubaker and David Dullum, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002 and on the board of managers of the Administrator since it was founded in 2005. Mr. Brubaker has served as the vice chairman, chief operating officer of the Adviser since 2002 and on the board of managers of the Administrator since 2005. Mr. Dullum has served as an executive managing director of the Adviser since 2008. For more complete biographical information of Messrs. Gladstone, Brubaker and Dullum, please see “Management—Interested Directors” and “Management—Executive Officers and Certain Other Officers who are Not Directors.”

As discussed above, the Portfolio Managers are all officers or directors, or both, of our Adviser and Messrs. Gladstone and Brubaker are managers of the Administrator. Mr. Gladstone is also the controlling stockholder of the parent company of the Adviser and the Administrator. Although we believe that the terms of the Advisory Agreement and the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and Administrator and their officers and its directors have a material interest in the terms of these agreement. Based on an analysis of publicly available information, the Board of Directors believes that the terms and the fees payable under the Advisory Agreement and the Administration Agreement are similar to those of the agreements between other business development companies that do not maintain equity incentive plans and their external investment advisers and administrators.

Our Adviser and Administrator provide investment advisory and administration services, respectively, to other the other Affiliated Public Funds. As such, certain of our Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Affiliated Public Funds that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker and Mr. Robert Marcotte (the president of Gladstone Capital and an executive managing director of the Adviser) are primarily responsible for the day-to-day management of the portfolio of Gladstone Capital, another publicly-traded business development company, Messrs. Gladstone, Brubaker and Cutlip (the president of Gladstone Commercial and an executive managing director of the Adviser) are primarily responsible for the day –to-day management of Gladstone Commercial, a publicly-traded real estate investment trust and Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of Gladstone Land, a publicly traded real estate investment trust. As of March 31, 2016, the Adviser had an aggregate of approximately $1.9 billion in total assets under management.

Possible Conflicts of Interest

As discussed above, the Portfolio Managers who are our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Company or the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. Our Board of Directors approved a revision of our investment objectives and strategies that became effective on January 1, 2013, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, the prior approval of our Board of Directors. As of March 31, 2016, our Board of Directors has approved the following types of transactions:

•

Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Capital in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Pursuant to the Co-Investment Order, under certain circumstances, we may co-invest with Gladstone Capital and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing subject to the conditions included therein.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While neither we nor the Adviser currently receive fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for services other than managerial assistance as discussed in “Business— Ongoing Management of Investment Portfolio Company Relationships — Managerial Assistance and Services.”

Portfolio Manager Compensation

The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers’ base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the post-tax performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including Gladstone Investment. Pursuant to the investment advisory and management agreement between the Adviser and the Company, the Adviser receives a base management fee and an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. During the fiscal years ended March 31, 2016, 2015 and 2014, we incurred net fees of approximately $12.0 million, $9.7 million and $7.9 million respectively, to our Adviser under the Advisory Agreement. See “Business – Transactions with Related Parties – Investment advisory and Management Agreement” for a full discussion of how such fees are computed and paid.

Administrator Compensation

We pay the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees During the fiscal years ended March 31, 2016, 2015 and 2014, we incurred total fees of approximately $1.2 million, $0.9 million, and $0.9 million, respectively, to our Administrator under the Administration Agreement. See “Business – Transactions with Related Parties – Administration Agreement” for more information about how these fees are calculated.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement and the Administration Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 14, 2015, we renewed the Advisory Agreement and the Administration Agreement through August 31, 2016. The Board of Directors considered the following factors as the basis for its decision to renew the Advisory Agreement: (1) the nature, extent and quality of services provided by the Adviser to our stockholders; (2) the investment performance of the Company and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Company, (4) the extent to which economies of scale will be realized as the Company and the Company’s affiliates that are managed by the same Adviser (Gladstone Commercial, Gladstone Capital and Gladstone Land) grow and whether the fee level under the Advisory Agreement reflects the economies of scale for the Company’s investors, (5) the fee structure of the advisory and administrative agreements of comparable funds, and (6) indirect profits to the Adviser created through the Company and (7) in light of the foregoing considerations, the overall fairness of the advisory fee paid under the Advisory Agreement.

The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, Terry Lee Brubaker and David Dullum, and on the continued operations of our Adviser, for our future success.”

Indemnification

The Advisory Agreement and the Administration Agreement each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement or otherwise as an investment adviser of us and from the rendering of our Administrator’s services under the Administration Agreement or otherwise as an administrator for us, as applicable.

In our certificate of incorporation and bylaws, we have also agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

Loan Servicing Fee Pursuant to Credit Facility

The Adviser also services the loans held by our wholly-owned subsidiary, Gladstone Business Investment, LLC (“Business Investment”) (the borrower under our Credit Facility), in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under our Credit Facility. Since Business Investment is a consolidated subsidiary of ours, coupled with the fact that the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat payment of the loan servicing as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, unconditionally, and irrevocably credited back to us by the Adviser.

Other Transactions

Mr. Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation. Gladstone Securities is 100% indirectly owned and controlled by Mr. Gladstone and has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee. For additional information refer to Note 4 — Related Party Transactions of the notes to our accompanying Consolidated Financial Statements.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 20, 2016 (unless otherwise indicated), the beneficial ownership of each current director, each of the named executive officers, each of the Portfolio Managers that are not also directors, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. None of our executive officers or directors own shares of our Series A Term Preferred Stock, Series B Term Preferred Stock or Series C Term Preferred Stock and, to our knowledge, no person beneficially owns more than 5% of our Series A Term Preferred Stock, Series B Term Preferred Stock or Series C Term Preferred Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia, 22102.

Beneficial Ownership of Common Stock(1)(2)

Name and Address	Number of Shares	Percent of Total
Directors:
Paul Adelgren	5,527	*
Terry Lee Brubaker(3)	233,205	*
Michela A. English	1,388	*
David Gladstone	616,973	2.0%
Caren D. Merrick	1,965	*
John H. Outland	3,089	*
Anthony W. Parker	10,920	*
Walter H. Wilkinson, Jr.	7,586	*
Named Executive Officers (that are not also Directors):
Melissa Morrison (4)	0	*
Julia Ryan	0	*
All executive officers and directors as a group (11 persons)	950,218	3.1%

5% Stockholders:
Van Berkom & Associates Inc.(5)	2,481,351	8.20%
1130 Sherbrooke Street West, Suite 1005 Montreal, Quebec H3A 2M8

*	Less than 1%
(1)	This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 30,270,958 shares outstanding on May 20, 2015.
(2)	Ownership calculated in accordance with Rule 13d-3 of the Exchange Act.
(3)	Includes 10,280 shares held by Mr. Brubaker’s spouse.
(4)	Ms. Morrison served as chief financial officer and treasurer of the Company from January 2015 to July 2015.
(5)	This information has been obtained from a Schedule 13G filed by Van Berkom & Associates Inc., or Van Berkom, on February 5, 2016, according to which Van Berkom has sole voting and sole investment powers with respect to all 2,481,351 shares reported as beneficially owned.

The following table sets forth, as of May 20, 2016, the dollar range of equity securities that are beneficially owned by each of our directors and each of our Portfolio Managers that is not also a director in the Company and in Gladstone Capital, our affiliate and a business development company, which is also externally managed by our Adviser.

Name	Dollar Range of Equity Securities of the Company Owned by Directors(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Interested Directors:
David Gladstone	Over $100,000	Over $100,000
Terry Lee Brubaker	Over $100,000	Over $100,000

Independent Directors:
Paul W. Adelgren	$10,001-$50,000	$50,001-$100,000

Michela A. English	$0-$10,000	$10,001-$50,000
Caren D. Merrick	$10,001-$50,000	$10,001-$50,000
John H. Outland	$10,001-$50,000	$10,001-$50,000
Anthony Parker	$50,001-$100,000	$50,001-$100,000
Walter H. Wilkinson, Jr.	$50,001-$100,000	$50,001-$100,000

Portfolio Managers (that are not also Directors):
David A.R. Dullum	Over $100,000	Over $100,000

(1)	Ownership is calculated in accordance with Rule 16-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ Global Select Market as of May 20, 2015, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial Corporation, our affiliate and a real estate investment trust, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common and preferred stock of Gladstone Commercial as of May 20, 2016, by each independent director. None of our independent directors owns more than 1% of any respective class of stock of Gladstone Commercial Corporation.

Name	Number of Common Shares	Number of 7.0% Series D Cumulative Redeemable Preferred Stock	Number of 7.125% Series C Cumulative Term Preferred Stock	Number of 7.5% Series B Cumulative Redeemable Preferred Stock	Number of 7.75% Series A Cumulative Redeemable Preferred Stock	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	8,154	0	0	0	0	$133,324
Michela A. English	2,111	0	0	0	0	$34,516
Caren D. Merrick	0	0	0	0	0	$0
John H. Outland	1,898	0	0	0	0	$32,520
Anthony Parker	25,150	0	0	0	0	$411,219
Walter H. Wilkinson, Jr.	6,741	0	0	0	0	$110,217

(1)	Ownership calculated in accordance with Rule 16-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ Global Select Market as of May 20, 2016, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Land Corporation, our affiliate and a real estate investment company, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land as of May 20, 2016, by each independent incumbent director and nominee. None of our independent directors owns more than 1% of the common stock of Gladstone Land Corporation.

Name	Number of Common Shares	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	7,473	$76,528
Michela A. English	1,030	$10,548
Caren D. Merrick	0	$0
John H. Outland	1,624	$16,814
Anthony Parker	5,161	$52,853
Walter H. Wilkinson, Jr.	4,719	$48,324

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on The NASDAQ Global Market as of May 20, 2016, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

DIVIDEND REINVESTMENT PLAN

Our transfer agency and services agreement with our transfer agent, Computershare, Inc., or Computershare, authorizes Computershare to provide a dividend reinvestment plan that allows for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our common stockholders who have “opted in” to the dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

Pursuant to the dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare, as the plan agent, if you enroll in the dividend reinvestment plan by delivering an enrollment form to the plan agent prior to the corresponding dividend record date, available at www.computershare.com/investor. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market.

If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our distribution disbursing agent. If your shares are held in the name of a broker or nominee, you can transfer the shares into your own name and then enroll in the dividend reinvestment plan or contact your broker or nominee to determine if they offer a dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on NASDAQ or elsewhere for the participants’ accounts. The price of the shares will be the weighted average price of all shares purchased by the plan agent on such trade date or dates.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan at any time by contacting Computershare online at www.computershare.com/investor, via telephone at 781-575-2000 or by mailing a request to 250 Royall Street, Canton, MA 02021 or by selling or transferring all applicable shares. If the plan agent receives a request to withdraw near a dividend record date, the plan agent, in its sole discretion, may either distribute such dividends in cash or reinvest the shares on behalf of the withdrawing participant. If such dividends are reinvested, the plan agent will process the withdrawal as soon as practicable, but in no event later than five business days after the reinvestment is completed.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish periodic written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant; however participants may request that such shares be certificated in their name. The plan agent will provide proxy materials relating to our stockholders’ meetings that will include those shares purchased through the plan agent, as well as shares held pursuant to the dividend reinvestment plan.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

RIC Status

To qualify for treatment as a RIC under Subchapter M of the Code, we must generally distribute to our stockholders, for each taxable year, at least 90% of our ordinary income plus the excess of our net short-term capital gains over net long-term capital losses (“Investment Company Taxable Income”). We refer to this as the “annual distribution requirement.” We must also meet several additional requirements, including:

•	Business Development Company status. At all times during the taxable year, we must maintain our status as a BDC.

•	Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified, publicly-traded partnership.

•	Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets (the “50% threshold”), and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified, publicly-traded partnerships.

Failure to Qualify as a RIC.

If we are unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we generally would be subject to corporate-level federal income tax on any unrealized appreciation with respect to our assets to the extent that any such unrealized appreciation is recognized during the five-year period commencing on the first date on which we requalify as a RIC.

Qualification as a RIC.

If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our Investment Company Taxable Income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. For the years ended December 31, 2015, 2014 and 2013, we incurred $0.3 million, $0.1 million and $0.3 million, respectively, in excise taxes. As of March 31, 2016, our capital loss carryforward totaled $13.6 million.

We will be subject to regular corporate income tax, currently at rates up to 35%, on any income that is not distributed or deemed to be distributed, including both ordinary income and capital gains. We may retain some or all of our long-term capital gains, but we generally intend to treat the retained amount as a deemed distribution. In that case, among other consequences, we will pay federal tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained long-term capital gain. The amount of the deemed distribution, net of such tax, will be added to the stockholder’s tax basis for its stock. Since we expect to pay federal tax on any retained long-term capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that distributions, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction. As of March 31, 2016, we have never made a deemed distribution.

Taxation of Our U.S. Stockholders

Distributions. For any period during which we qualify as a RIC for federal income tax purposes, distributions to our stockholders attributable to our Investment Company Taxable Income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to distributions to our preferred stockholders and then to distributions to our common stockholders based on priority in our capital structure. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of stock and thereafter as gain from the sale of shares of our stock. Distributions of our long-term capital gains, reported by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period of the stock and whether the distributions are paid in cash or invested in additional stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to dividends received from us, other than capital gains dividends, but only to the extent such amount is attributable to dividends received by us from taxable domestic corporations.

Any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect (in accordance with Section 855(a) of the Code) to relate a distribution back to the prior taxable year if we (1) declare such distribution prior to the later of the due date for filing our return for that taxable year or the 15th day of the ninth month following the close of the taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular distribution payment of the same type following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a distribution in the taxable year in which the distribution is made, subject to the October, November, December rule described above. As of March 31, 2016, our Section 855(a) distributions were $6.9 million.

If a common stockholder participates in our “opt in” dividend reinvestment plan, any distributions reinvested under the plan will be taxable to the common stockholder to the same extent, and with the same character, as if the common stockholder had received the distribution in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional common shares will have a new holding period commencing on the day following the day on which the shares are credited to the common stockholder’s account. The plan agent purchases shares in the open market in connection with the obligations under the plan. We do not have a dividend reinvestment plan for our preferred stockholders.

Sale of Our Shares. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of the shares of our common or preferred stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held the shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. Under the tax laws in effect as of the date of this filing, individual U.S. stockholders are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e. the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

Medicare Tax on Unearned Income . Stockholders that are individuals, estates or trusts and that have taxable income in excess of certain thresholds are required to pay a 3.8% Medicare tax on “net investment income,” which includes, among other things, dividends on, and gains from the sale or other disposition of, shares of our stock. Prospective investors should consult their own tax advisors regarding the impact of this Medicare tax on an investment in our stock.

Backup Withholding and Other Required Withholding. We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (“IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

The Foreign Account Tax Compliance Act imposes a federal withholding tax on certain types of payments made to “foreign financial institutions” and certain other non-U.S. entities unless certain due diligence, reporting, withholding, and certification obligation requirements are satisfied. Under delayed effective dates provided for in the Treasury Regulations and other IRS guidance, such required withholding will not begin until January 1, 2019 with respect to gross proceeds from a sale or other disposition of our stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding “voting securities,” as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to make long-term private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly-traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in qualifying assets, as described in Sections 55(a)(1) — through (a)(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than certain interests in furniture, equipment, real estate, or leasehold improvements (“Operating Assets”) represent at least 70% of total assets, exclusive of Operating Assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, any State or States in the U.S.;

(b)	is not an investment company (other than a small business investment company wholly owned by the BDC or otherwise excluded from the definition of investment company); and

(c)	satisfies one of the following:

(i)	it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	it is controlled by the BDC and for which an affiliate of the BDC serves as a director;

(iii)	it has total assets of not more than $4 million and capital and surplus of not less than $2 million;

(iv)	it does not have any class of securities listed on a national securities exchange; or

(v)	it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250 million.

(2)	Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3)	Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

As of March 31, 2016, 100% of our investments were qualifying assets and 99.1% of our total assets were qualifying assets.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of senior securities representing indebtedness. However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of senior securities that is stock. In either case, we may only issue such senior securities if such class of senior securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our senior securities representing indebtedness fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would be restricted if our senior securities that are stock fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering costs will not be available for distributions to our stockholders. If we are unable to regain asset coverage through these methods, we may be forced to suspend the payment of such dividends or distributions.

Significant Managerial Assistance

A BDC generally must make available significant managerial assistance to issuers of certain of its portfolio securities that the BDC counts as a qualifying asset for the 70% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Code of Ethics

We and all of the Gladstone family of companies, have adopted a code of ethics and business conduct applicable to all of the officers, directors and employees of such companies that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act and Rule 17j-1 of the 1940 Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by such personnel and requires the reporting of certain transactions and holdings by such personnel. This code of ethics and business conduct is publicly available on our website under “Corporate Governance” at www.GladstoneInvestment.com or at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, this code of ethics and business conduct is attached as an exhibit to the registration statement of which this prospectus is a part and is also available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplication fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness in a Current Report on Form 8-K.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, Mr. Dellafiora, who also serves as chief compliance officer for all of the Gladstone family of companies.

Co-Investment

In an order dated July 26, 2012, the SEC granted us the relief sought in the exemptive application we had previously filed with the SEC that expands our ability to co-invest with certain affiliates by permitting us, under certain circumstances, to co-invest with Gladstone Capital Corporation and any future business development company or closed-end management investment company that is advised by our Adviser (or sub-advised by the Adviser if it controls the fund) or any combination of the foregoing.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share (our common stock and our preferred stock are collectively referred to as Capital Stock).

The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by the provisions of our certificate of incorporation and bylaws, as amended, and applicable provisions of the Delaware General Corporation Law.

Common Stock

As of the date hereof, we have 30,270,958 share of common stock outstanding. All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Gladstone Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director. Our common stock is listed on NASDAQ under the ticker symbol “GAIN.”

Preferred Stock

Our certificate of incorporation gives the Board of Directors the authority, without further action by stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other Senior Securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We have no present plans to issue any additional shares of our preferred stock, but believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings. If we offer additional preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of such preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Term Preferred Stock

Of the 10,000,000 shares of our capital stock designated as preferred stock, 1,610,000 of such shares are designated as Series A Term Preferred Stock, 1,656,000 of such shares are designated as Series B Term Preferred Stock and 1,700,000 of such shares are designated as Series C Term Preferred Stock. As of the date hereof, we have 1,600,000 shares of Series A Term Preferred Stock outstanding, 1,656,000 shares of Series B Term Preferred Stock outstanding and 1,610,000 shares of Series C Term Preferred Stock outstanding. Shares of our Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock are traded on the NASDAQ under the trading symbols “GAINP,” “GAINO,” and “GAINN,” respectively.

The following is a summary of the material terms of each series of our Term Preferred Stock. The following summary is qualified in its entirety, with respect to each series, by reference to the Certificate of Designation of the 7.125% Series A Cumulative Term Preferred Stock, the Certificate of Designation of the 6.750% Series B Cumulative Term Preferred Stock, and the Certificate of Designation of the 6.500% Series C Cumulative Term Preferred Stock, which are each filed as an exhibit to the registration statement of which this prospectus is a part:

Dividend Rights

The holders of Series A Term Preferred Stock are entitled to monthly dividends in the amount of 7.125% per annum on the stated liquidation preference of Series A Term Preferred Stock, or $0.1484375 per share. The holders of Series B Term Preferred Stock are entitled to monthly dividends in the amount of 6.750% per annum on the stated liquidation preference of the Series B Term Preferred Stock, or $0.1406250. The holders of Series C Term Preferred Stock are entitled to monthly dividends in the amount of 6.500% per annum on the stated liquidation preference of the Series C Term Preferred Stock, or $0.1354170. We are prohibited from issuing dividends or making distributions to the holders of our common stock while any shares of Term Preferred Stock are outstanding, unless all accrued and unpaid dividends on the Term Preferred Stock are paid in their entirety. In the event that we fail to pay dividends on the Series A Term Preferred Stock when required, the dividend rate on the Series A Term Preferred Stock will increase to 9% per annum until such default is cured. Further, in the event that we fail to redeem the Series A Term Preferred Stock when due, as discussed in “ —Redemption ” below, the dividend rate will increase to 11% per annum until such shares are redeemed.

In the event that we fail to pay dividends on or to redeem the Series B Term Preferred Stock, or Series C Term Preferred Stock, when required, the dividend rate, with respect to such series shall increase by 4% per annum until such default is cured.

Voting Rights

The holders of the Term Preferred Stock are entitled to one vote per share and do not have cumulative voting. The holders of the Term Preferred Stock generally vote together with the holders of our common stock, except that the holders of the Term Preferred Stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on our Term Preferred Stock equal to at least two full years of dividends, the holders of Term Preferred Stock will have the right to elect a majority of our Board of Directors.

Liquidation Rights

In the event of a dissolution, liquidation or winding up of our affairs, the Term Preferred Stock has a liquidation preference over our common stock equal to $25 per share, plus all unpaid dividends and distributions accumulated to (but excluding) the date fixed for payment on such shares.

Redemption

The Series A Term Preferred Stock has a mandatory term redemption date of February 28, 2017. The Series B Term Preferred Stock has a mandatory redemption date of December 31, 2021. The Series C Term Preferred has a mandatory redemption date of May 31, 2022. However, if we fail to maintain asset coverage as required by the 1940 Act, of at least 200%, we will be required to redeem a portion of the Term Preferred Stock to enable us to meet the required asset coverage at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions. In the event of a change of control, we will also be required to redeem the shares of Term Preferred Stock at a price per share equal to the liquidation preference plus all accumulated and unpaid dividends and distributions.

We have the option to redeem shares of Series A Term Preferred Stock at any time on or after February 28, 2016, subject to the requirement to pay an optional redemption premium on the amount of shares redeemed if we optionally redeem such shares before February 28, 2017.

We have the option to redeem shares of Series B Term Preferred Stock at any time on or after December 30, 2017, with no redemption premium.

We have the option to redeem shares of Series C Term Preferred Stock at any time on or after April 1, 2018, with no redemption premium.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common or preferred stock. Such warrants may be issued independently or together with shares of common or preferred stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	the number of shares of common or preferred stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive distributions or dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Investment and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. We have no present plans to issue any debt securities. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR

CERTIFICATE OF INCORPORATION AND BYLAWS

The following description of certain provisions of Delaware law and of our certificate of incorporation and bylaws, as amended, is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our amended and restated certificate of incorporation and bylaws, as amended, as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

Pursuant to our bylaws, as amended, our Board of Directors is divided into three classes of directors. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. The holders of outstanding shares of any preferred stock, including Term Preferred Stock, are entitled, as a class, to the exclusion of the holders of all other securities and classes of common stock, to elect two of our directors at all times (regardless of the total number of directors serving on the Board of Directors). We refer to these directors as the Preferred Directors. Michela A. English was elected as a Preferred Director at our annual meeting of stockholders on August 7, 2014 and will serve until our 2017 annual meeting and Walter H. Wilkinson, Jr. was elected as a Preferred Director at our annual meeting of stockholders on August 6, 2015 and will serve until our 2018 annual meeting. The holders of outstanding shares of common stock and preferred stock, voting together as a single class, elect the balance of our directors. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualified. We believe that classification of our Board of Directors helps to assure the continuity and stability of our business strategies and policies as determined by our directors. Holders of shares of our stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a plurality of the combined shares of common stock and preferred stock are able to elect all of the successors to the class of directors whose term expires at such meeting (other than the Preferred Directors, who will be elected by the holders of a plurality of the preferred stock).

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Removal of Directors

Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

Business Combinations

Section 203 of the Delaware General Corporation Law generally prohibits “business combinations” between us and an “interested stockholder” for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

•	Any merger or consolidation involving the corporation and the interested stockholder;

•	Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

•	The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

Section 203 permits certain exemptions from its provisions for transactions in which:

•	Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•	On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation

Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination

Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire Board of Directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

Advance Notice of Director Nominations and New Business

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•	by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our Board of Directors may be made only:

•	pursuant to our notice of the meeting;

•	by our Board of Directors; or

•	provided that our Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our Board of Directors, the Board of Directors’ ability to issue preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, and the restrictions on the transfer of stock and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person’s service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our Board of Directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including our Adviser and our Administrator.

The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of our Adviser or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

•	approves the settlement and finds that indemnification of the settlement and related costs should be made; or

•	dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to NAV. We cannot predict whether our shares will trade above, at or below NAV. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to NAV. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current NAV per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Internal Revenue Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current NAV per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the NAV per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 10%.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on NASDAQ, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our Securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Investment’s credit facility with BB&T and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare is 250 Royall Street, Canton, MA 02021, telephone number 781-575-2000. Computershare also maintains an internet web site at www.computershare.com and one specifically for shareholders at www.computershare.com/investor.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for ensuring the execution of transactions involving publicly traded securities and the review of brokerage commissions in respect thereof, if any. In the event that our Adviser ensures the execution such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the broker dealer and the broker dealer’s risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker dealer based partly upon brokerage or market research services provided to us, our Adviser and any of its other clients, if any. In return for such services, we may pay a higher commission than other broker dealers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker dealer viewed in terms either of the particular transaction or our Adviser’s overall responsibilities with respect to all of our Adviser’s clients.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set out below. The guidelines are reviewed periodically by our Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, our Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases our Adviser will vote in favor of proposals that our Adviser believes are likely to increase the value of the portfolio securities we hold. Although our Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, our Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our Adviser’s portfolio managers. To ensure that our Adviser’s vote is not the product of a conflict of interest, our Adviser requires that (1) anyone involved in the decision-making process disclose to our Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies by calling us collect at (703) 287-5893 or by making a written request for proxy voting information to:

Michael LiCalsi, General Counsel and Secretary

c/o Gladstone Investment Corporation

1521 Westbranch Dr., Suite 100

McLean, VA 22102

LEGAL MATTERS

The legality of securities offered hereby will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of March 31, 2016 and March 31, 2015 and for each of the three years in the period ended March 31, 2016 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) as of March 31, 2016 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 1800 Tysons Boulevard, McLean, Virginia 22102.

The financial statements of Galaxy Tool Holding Corporation and Subsidiary as of and for the years ended December 31, 2015 and 2014, included in this Prospectus have been so included in reliance on the reports of Allen, Gibbs & Houlik, L.C., independent auditors, given on the authority of said firm as experts in auditing and accounting.

The financial statements of SOG Specialty Knives and Tools, LLC as of and for the years ended December 31, 2013 and 2012, included in this Prospectus have been so included in reliance on the report of Moss Adams LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE INVESTMENT CORPORATION

Management’s Annual Report on Internal Control over Financial Reporting

To the Stockholders and Board of Directors of Gladstone Investment Corporation:

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, including our chief executive officer and our chief financial officer and treasurer, we assessed the effectiveness of our internal control over financial reporting as of March 31, 2016, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework (2013) . Based on its assessment, management has concluded that our internal control over financial reporting was effective as of March 31, 2016.

The effectiveness of our internal control over financial reporting as of March 31, 2016 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

May 17, 2016

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Gladstone Investment Corporation:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows present fairly, in all material respects, the financial position of Gladstone Investment Corporation and its subsidiaries (the “Company”) as of March 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended March 31, 2016, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2016, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits, which included confirmation of securities as of March 31, 2016 by correspondence with the custodian and portfolio company investees, provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

McLean, VA

May 17, 2016

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	March 31,
	2016	2015
ASSETS
Investments at fair value
Non-Control/Non-Affiliate investments (Cost of $191,757 and $162,598, respectively)	$180,933	$174,373
Affiliate investments (Cost of $304,856 and $310,628, respectively)	296,723	271,050
Control investments (Cost of $21,512 and $32,032, respectively)	10,000	20,630

Total investments at fair value (Cost of $518,125 and $505,258, respectively)	487,656	466,053
Cash and cash equivalents	4,481	4,921
Restricted cash and cash equivalents	1,107	260
Interest receivable	2,790	1,867
Due from custodian	1,638	4,512
Deferred financing costs, net	4,332	4,529
Other assets, net	4,256	1,379

TOTAL ASSETS	$506,260	$483,521

LIABILITIES
Borrowings:
Line of credit at fair value (Cost of $95,000 and $118,800, respectively)	$95,000	$118,800
Secured borrowing	5,096	5,096

Total borrowings	100,096	123,896
Mandatorily redeemable preferred stock, $0.001 par value, $25 liquidation preference; 4,956,000 and 3,610,000 shares authorized, respectively; 4,866,000 and 3,256,000 shares issued and outstanding, respectively	121,650	81,400
Accounts payable and accrued expenses	1,054	1,271
Fees due to Adviser (A)	1,912	1,502
Fee due to Administrator (A)	311	262
Other liabilities	2,215	1,761

TOTAL LIABILITIES	227,238	210,092

Commitments and contingencies (B)
NET ASSETS	$279,022	$273,429

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value per share, 100,000,000 shares authorized; 30,270,958 and 29,775,958 shares issued and outstanding, respectively	$30	$30
Capital in excess of par value	311,608	309,438
Cumulative net unrealized depreciation of investments	(30,469)	(39,204)
Cumulative net unrealized depreciation of other	(75)	(75)
Net investment income in excess of distributions	6,426	3,511
Accumulated net realized loss	(8,498)	(271)

TOTAL NET ASSETS	$279,022	$273,429

NET ASSET VALUE PER SHARE AT END OF YEAR	$9.22	$9.18

(A)	Refer to Note 4 — Related Party Transactions for additional information.
(B)	Refer to Note 11 — Commitments and Contingencies for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Year Ended March 31,
	2016	2015	2014
INVESTMENT INCOME
Interest income:
Non-Control/Non-Affiliate investments	$16,604	$17,541	$21,190
Affiliate investments	28,071	16,844	3,625
Control investments	1,720	2,296	5,642
Cash and cash equivalents	2	4	3

Total interest income	46,397	36,685	30,460
Other income:
Non-Control/Non-Affiliate investments	3,720	4,424	1,210
Affiliate investments	838	534	1,299
Control investments	—	—	3,295

Total other income	4,558	4,958	5,804

Total investment income	50,955	41,643	36,264

EXPENSES
Base management fee (A)	9,925	7,569	6,207
Loan servicing fee (A)	6,697	4,994	4,326
Incentive fee (A)	5,179	4,975	3,983
Administration fee (A)	1,190	932	863
Interest expense on borrowings	4,154	3,539	2,075
Dividends on mandatorily redeemable preferred stock	7,963	3,921	2,850
Amortization of deferred financing costs	1,908	1,329	1,024
Professional fees	1,192	908	805
Other general and administrative expenses	1,854	1,421	1,459

Expenses before credits from Adviser	40,062	29,588	23,592

Credits to base management fee — loan servicing fee (A)	(6,697)	(4,994)	(4,326)
Credits to fees from Adviser — other (A)	(3,126)	(2,848)	(2,309)

Total expenses, net of credits to fees	30,239	21,746	16,957

NET INVESTMENT INCOME	$20,716	$19,897	$19,307

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized (loss) gain:
Non-Control/Non-Affiliate investments	17,038	—	(14,834)
Affiliate investments	(11,424)	—	(1,763)
Control investments	(10,213)	(73)	24,838
Other	—	—	(29)

Total net realized (loss) gain	(4,599)	(73)	8,212
Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	(22,599)	37,047	(6,382)
Affiliate investments	31,446	(4,233)	(1,481)
Control investments	(110)	(2,874)	(21,343)
Other	—	450	358

Total net unrealized appreciation (depreciation)	8,737	30,390	(28,848)

Net realized and unrealized gain (loss)	4,138	30,317	(20,636)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,854	$50,214	$(1,329)

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.68	$0.75	$0.73

Net increase (decrease) in net assets resulting from operations	$0.82	$1.88	$(0.05)

Distributions	$0.75	$0.77	$0.71

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted	30,268,253	26,665,821	26,475,958

(A)	Refer to Note 4 — Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

	Year Ended March 31,
	2016	2015	2014
OPERATIONS:
Net investment income	$20,716	$19,897	$19,307
Net realized (loss) gain on investments	(4,599)	(73)	8,241
Net realized loss on other	—	—	(29)
Net unrealized appreciation (depreciation) of investments	8,737	29,940	(29,206)
Net unrealized depreciation of other	—	450	358

Net increase (decrease) in net assets from operations	24,854	50,214	(1,329)

DISTRIBUTIONS:
Distributions to common stockholders from net investment income	(19,515)	(20,584)	(18,797)
Distributions to common stockholders from realized gains	(3,188)	—	—

Net decrease in net assets from distributions	(22,703)	(20,584)	(18,797)

CAPITAL ACTIVITY:
Issuance of common stock	3,663	24,420	—
Offering costs for issuance of common stock	(221)	(1,458)	—

Net increase in net assets from capital activity	3,442	22,962	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,593	52,592	(20,126)
NET ASSETS, BEGINNING OF YEAR	273,429	220,837	240,963

NET ASSETS, END OF YEAR	$279,022	$273,429	$220,837

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

	Year Ended March 31,
	2016	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$24,854	$50,214	$(1,329)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(61,896)	(132,902)	(132,203)
Principal repayments of investments	24,205	11,260	51,828
Increase in investment balance due to paid in kind interest	—	(78)	(88)
Net proceeds from the sale of investments	20,377	—	31,587
Net realized loss (gain) on investments	4,448	73	(8,241)
Net realized loss on other	—	—	29
Net unrealized (appreciation) depreciation of investments	(8,737)	(29,940)	29,206
Net unrealized depreciation of other	—	(450)	(358)
Amortization of deferred financing costs	1,908	1,329	1,024
Bad debt expense, net of recoveries	267	186	119
Changes in assets and liabilities:
(Increase) decrease in restricted cash and cash equivalents	(847)	4,981	(4,688)
(Increase) decrease in interest receivable	(1,133)	(578)	20
Decrease (increase) in due from custodian	2,874	(2,808)	(27)
(Increase) decrease in other assets, net	(2,934)	(479)	264
(Decrease) increase in accounts payable and accrued expenses	(217)	606	(345)
Increase (decrease) in fees due to Adviser (A)	410	277	(842)
Increase in fee due to Administrator (A)	49	38	3
Increase in other liabilities	454	719	429

Net cash provided by (used in) operating activities	4,082	(97,552)	(33,612)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	3,663	24,420	—
Offering costs for issuance of common stock	(221)	(1,458)	—
Proceeds from short-term loans	—	—	56,514
Repayments on short-term loans	—	—	(114,530)
Proceeds from line of credit	105,000	144,549	145,350
Repayments on line of credit	(128,800)	(87,000)	(115,100)
Proceeds from secured borrowings	—	96	—
Proceeds from issuance of mandatorily redeemable preferred stock	40,250	41,400	—
Purchase of derivatives	—	—	(75)
Deferred financing costs	(1,711)	(3,503)	(1,101)
Distributions paid to common stockholders	(22,703)	(20,584)	(18,797)

Net cash (used in) provided by financing activities	(4,522)	97,920	(47,739)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(440)	368	(81,351)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,921	4,553	85,904

CASH AND CASH EQUIVALENTS, END OF YEAR	$4,481	$4,921	$4,553

CASH PAID DURING YEAR FOR INTEREST	$3,679	$3,310	$1,952

NON-CASH ACTIVITIES (B)	$13,944	$—	$—

(A)	Refer to Note 4 — Related Party Transactions for additional information.
(B)	2016: Significant non-cash operating activities consisted principally of the following transaction:

In August 2015, NDLI, Inc. (“NDLI”) was acquired by Diligent Delivery Systems (“Diligent”). As part of this acquisition, we restructured our investment in NDLI, which resulted in the termination of our debt investments in NDLI, which had a cost basis and fair value of $17.7 million and $14.2 million, respectively. We received cash proceeds of $1.9 million and a $13.0 million secured second lien debt investment in Diligent, which resulted in a net realized loss of $2.8 million. We recognized this net realized loss in our Consolidated Statements of Operations during the fiscal year ended March 31, 2016.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (N) :
Auto Safety House, LLC	Automobile	Secured First Lien Line of Credit, $1,000 available (8.0% , Due 10/2019) (I)(Q)	$—	$—	$—
		Secured First Lien Term Loan (8.0%, Due 10/2019) (I)(Q)	5,000	5,000	5,311

				5,000	5,311
B-Dry, LLC	Personal, Food and Miscellaneous Services	Secured First Lien Line of Credit, $500 available (6.7% (0.8% Unused Fee), Due 12/2016) (L)	3,500	3,500	3,500
		Secured First Lien Term Loan (12.0%, Due 12/2019) (L)	6,433	6,443	1,191
		Secured First Lien Term Loan (12.0%, Due 12/2019) (L)	840	840	—
		Preferred Stock (2,500 shares) (C)(F)(L)		2,516	—
		Common Stock (2,500 shares) (C)(F)(L)		300	—

				13,599	4,691
Country Club Enterprises, LLC	Automobile	Secured Second Lien Term Loan (18.7%, Due 5/2017) (L)	4,000	4,000	4,000
		Preferred Stock (7,245,681 shares) (C)(F)(L)		7,725	5,313
		Guaranty ($2,000) (D)		—	—
		Guaranty ($279) (D)		—	—

				11,725	9,313
Diligent Delivery Systems	Cargo Transport	Secured Second Lien Term Loan (10.0%, Due 8/2020) (K)	13,000	13,000	12,984
		Common Stock Warrants (6.0% ownership) (C)(F)(L)		—	1,500

				13,000	14,484

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Secured First Lien Term Loan (13.5%, Due 8/2017) (L)	9,913	9,913	9,913
		Preferred Stock (34,045 shares) (C)(F)(L)		3,375	3,583
		Common Stock (5,372 shares) (C)(F)(L)		63	6,459

				13,351	19,955
Frontier Packaging, Inc.	Containers, Packaging, and Glass	Secured First Lien Term Loan (12.0%, Due 12/2017) (L)	10,500	10,500	10,500
		Preferred Stock (1,373 shares) (C)(F)(L)		1,373	1,386
		Common Stock (152 shares) (C)(F)(L)		152	8,222

				12,025	20,108
Funko Acquisition Holdings, LLC (M)	Personal and Non-Durable Consumer Products (Manufacturing Only)	Preferred Stock (260 units) (C)(F)(L)		260	315
		Common Stock (975 units) (C)(F)(L)		—	—

				260	315
Ginsey Home Solutions, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured Second Lien Term Loan (13.5%, Due 1/2018) (H)(L)	13,300	13,300	13,300
		Preferred Stock (19,280 shares) (C)(F)(L)		9,583	4,813
		Common Stock (63,747 shares) (C)(F)(L)		8	—

				22,891	18,113

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
Jackrabbit, Inc.	Farming and Agriculture	Secured First Lien Term Loan (13.5%, Due 4/2018) (L)	11,000	11,000	11,000
		Preferred Stock (3,556 shares) (C)(F)(L)		3,556	4,471
		Common Stock (548 shares) (C)(F)(L)		94	934

				14,650	16,405
Mathey Investments, Inc.	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Loan (10.0%, Due 3/2018) (L)	1,375	1,375	1,375
		Secured First Lien Term Loan (12.0%, Due 3/2018) (L)	3,727	3,727	3,727
		Secured First Lien Term Loan (12.5%, Due 3/2018) (E)(I)(L)	3,500	3,500	3,500
		Common Stock (29,102 shares) (C)(F)(L)		777	54

				9,379	8,656
Mitchell Rubber Products, Inc.	Chemicals, Plastics, and Rubber	Secured Second Lien Term Loan (13.0%, Due 10/2016) (I)(K)	13,560	13,560	5,082
		Preferred Stock (27,900 shares) (C)(F)(L)		2,790	—
		Common Stock (27,900 shares) (C)(F)(L)		28	—

				16,378	5,082
Nth Degree, Inc.	Diversified/Conglomerate Service	Secured First Lien Term Loan (12.5%, Due 12/2020) (L)	13,290	13,290	13,290
		Preferred Equity (5,660 units) (C)(F)(L)		5,660	7,712

				18,950	21,002

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal		Cost	Fair Value
Quench Holdings Corp.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock (4,770,391 shares) (C)(F)(L)	$		$3,397	$4,359

					3,397	4,359
SBS, Industries, LLC	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Loan (14.0%, Due 8/2019) (L)		11,355	11,355	11,355
		Preferred Stock (19,935 shares) (C)(F)(L)			1,994	—
		Common Stock (221,500 shares) (C)(F)(L)			222	—

					13,571	11,355
Schylling, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Loan (13.0%, Due 8/2018) (L)		13,081	13,081	13,081
		Preferred Stock (4,000 shares) (C)(F)(L)			4,000	4,103

					17,081	17,184
Star Seed, Inc.	Farming and Agriculture	Secured First Lien Term Loan (12.5%, Due 5/2018) (E)(K)		5,000	5,000	4,600
		Preferred Stock (1,499 shares) (C)(F)(L)			1,499	—
		Common Stock (600 shares) (C)(F)(L)			1	—

					6,500	4,600

Total Non-Control/Non-Affiliate Investments (represents 37.1% of total investments at fair value)					$191,757	$180,933

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
AFFILIATE INVESTMENTS (O) :
Acme Cryogenics, Inc.	Chemicals, Plastics, and Rubber	Secured Second Lien Term Loan (11.5%, Due 3/2020) (I)(Q)	$14,500	$14,500	$14,500
		Preferred Stock (965,982 shares) (C)(F)(Q)		7,956	22,337
		Common Stock (549,908 shares) (C)(F)(Q)		1,197	4,201
		Common Stock Warrants (465,639 shares) (C)(F)(Q)		25	3,856

				23,678	44,894
Alloy Die Casting Corp. (M)	Diversified/Conglomerate Manufacturing	Secured First Lien Term Loan (13.5%, Due 10/2018) (K)	12,215	12,215	11,390
		Preferred Stock (4,064 shares) (C)(F)(L)		4,064	612
		Common Stock (630 shares) (C)(F)(L)		41	—

				16,320	12,002
Behrens Manufacturing, LLC (M)	Diversified/Conglomerate Manufacturing	Secured First Lien Term Loan (13.0%, Due 12/2018) (L)	9,975	9,975	9,975
		Preferred Stock (2,923 shares) (C)(F)(L)		2,922	8,593

				12,897	18,568
Brunswick Bowling Products, Inc.	Home and Office Furnishings, Housewares and Durable Consumer Products	Secured First Lien Term Loan (16.3%, Due 5/2020) (L)	11,307	11,307	11,307
		Preferred Stock (4,943 shares) (C)(F)(L)		4,943	5,267

				16,250	16,574

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
B+T Group Acquisition Inc. (M)	Telecommunications	Secured First Lien Term Loan (13.0%, Due 12/2019) (L)	14,000	14,000	14,000
		Preferred Stock (12,841 shares) (C)(F)(L)		4,196	—

				18,196	14,000
Cambridge Sound Management, Inc.	Home and Office Furnishing, Housewares and Durable Consumer Products	Secured First Lien Term Loan (13.0%, Due 9/2019) (L)	15,000	15,000	15,000
		Preferred Stock (4,500 shares) (C)(F)(L)		4,500	12,835

				19,500	27,835
Channel Technologies Group, LLC	Diversified/Conglomerate Manufacturing	Preferred Stock (2,319 shares) (C)(F)(L)		2,938	989
		Common Stock (2,319,184 shares) (C)(F)(L)		—	—

				2,938	989
Counsel Press, Inc.	Diversified/Conglomerate Services	Secured First Lien Line of Credit, $1,000 available (12.8% (1% Unused Fee), Due 3/2017) (L)	—	—	—
		Secured First Lien Term Loan (12.8%, Due 3/2020) (L)	18,000	18,000	18,000
		Secured First Lien Term Loan (14.0%, Due 3/2020) (L)	5,500	5,500	5,500
		Preferred Stock (6,995 shares) (C)(F)(L)		6,995	5,399

				30,495	28,899

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
D.P.M.S., Inc.	Diversified/Conglomerate Manufacturing	Secured First Lien Line of Credit, $550 available (4.0% (0.5% Unused Fee), Due 8/2017) (I)(L)	$4,000	$4,000	$4,000
		Secured First Lien Term Loan (4.0%, Due 8/2017) (I)(L)	2,575	2,575	2,575
		Secured First Lien Term Loan (4.0%, Due 8/2017) (I)(L)	8,795	8,795	2,073
		Secured First Lien Term Loan (5.2%, Due 8/2017) (E)(L)	1,150	1,150	—
		Preferred Stock (25 shares) (C)(F)(L)		2,500	—
		Common Stock (1,241 shares) (C)(F)(L)		3	—

				19,023	8,648
Edge Adhesives Holdings, Inc.(M)	Diversified/Conglomerate Manufacturing	Secured First Lien Term Loan (12.5%, Due 2/2019) (K)	9,300	9,300	8,928
		Secured First Lien Term Loan (13.8%, Due 2/2019) (K)	2,400	2,400	2,310
		Preferred Stock (3,774 units) (C)(F)(L)		3,774	—

				15,474	11,238
GI Plastek, Inc.	Chemicals, Plastics, and Rubber	Secured First Lien Term Loan (13.3%, Due 7/2020) (L)	15,000	15,000	15,000
		Preferred Stock (5,150 units) (C)(F)(L)		5,150	5,672

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
				20,150	20,672
Head Country Food Products, Inc.	Beverage, Food and Tobacco	Secured First Lien Term Loan (12.5%, Due 2/2019) (L)	9,050	9,050	9,050
		Preferred Stock (4,000 shares) (C)(F)(L)		4,000	—

				13,050	9,050
Logo Sportswear, Inc.	Textiles and Leather	Secured First Lien Term Loan (12.5%, Due 3/2020) (L)	9,200	9,200	9,200
		Preferred Stock (1,550 shares) (C)(F) (L)		1,550	2,795

				10,750	11,995
Meridian Rack & Pinion, Inc. (M)	Automobile	Secured First Lien Term Loan (13.5%, Due 12/2018) (K)	9,660	9,660	8,791
		Preferred Stock (3,381 shares) (C)(F)(L)		3,381	988

				13,041	9,779
NDLI, Inc.	Cargo Transport	Preferred Stock (3,600 shares) (C)(F)(L)		3,600	—
		Common Stock (545 shares) (C)(F)(L)		—	—

				3,600	—
Old World Christmas, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured First Lien Term Loan (13.3%, Due 10/2019) (L)	15,770	15,770	15,770
		Preferred Stock (6,180 shares) (C)(F)(L)		6,180	4,159

				21,950	19,929

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
Precision Southeast, Inc.	Diversified/Conglomerate Manufacturing	Secured Second Lien Term Loan (14.0%, Due 9/2020) (L)	9,618	9,618	9,618
		Preferred Stock (37,391 shares) (C)(F)(L)		3,739	3,922
		Common Stock (90,909 shares) (C)(F)(L)		91	—

				13,448	13,540
SOG Specialty Knives & Tools, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Loan (13.3%, Due 10/2017) (L)	6,200	6,200	6,200
		Secured First Lien Term Loan (14.8%, Due 10/2017) (L)	12,200	12,200	12,200
		Preferred Stock (9,749 shares) (C)(F)(L)		9,749	7,747

				28,149	26,147
Tread Corporation	Oil and Gas	Secured First Lien Line of Credit, $2,424 available (12.5%, Due 2/2018) (G)(L)	1,426	1,426	1,426
		Preferred Stock (12,998,639 shares) (C)(F)(L)		3,768	538
		Common Stock (10,089,048 shares) (C)(F)(L)		753	—

				5,947	1,964

Total Affiliate Investments (represents 60.8% of total investments at fair value).				$304,856	$296,723

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS (P) :
Galaxy Tool Holding Corporation	Aerospace and Defense	Secured First Lien Line of Credit, $0 available (6.5% (1.0% Unused Fee), Due 9/2016) (L)	$5,000	$5,000	$5,000
		Secured Second Lien Term Loan (10.0%, Due 8/2017) (L)	5,000	5,000	5,000
		Preferred Stock (5,517,444 shares) (C)(F)(L)		11,464	—
		Common Stock (88,843 shares) (C)(F)(L)		48	—
				21,512	10,000

Total Control Investments (represents 2.1% of total investments at fair value)				$21,512	$10,000

TOTAL INVESTMENTS (R)				$518,125	$487,656

(A)	Certain of the securities listed are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $461.4 million at fair value, are pledged as collateral to our revolving line of credit as described further in Note 5 — Borrowings. Additionally, all of our investments are considered qualifying assets under Section 55 of the Investment Company Act of 1940, as amended, (the “1940 Act”) as of March 31, 2016. Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.
(B)	Percentages represent the weighted average cash interest rates in effect at March 31, 2016, and due date represents the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate. If applicable, paid-in-kind interest rates are noted separately from the cash interest rates.
(C)	Security is non-income producing.
(D)	Refer to Note 11 — Commitments and Contingencies for additional information regarding these guaranties.
(E)	Last Out Tranche (“LOT”) of secured first lien debt, meaning if the portfolio company is liquidated, the holder of the LOT generally is paid after the other secured first lien debt but before the secured second lien debt.
(F)	Where applicable, aggregates all shares of such class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(G)	Debt security is on non-accrual status.
(H)	$5.1 million of the debt security was participated to a third party, but is accounted for as collateral for a secured borrowing under accounting principles generally accepted in the U.S. and presented as secured borrowing on our accompanying Consolidated Statement of Assets and Liabilities as of March 31, 2016.
(I)	Debt security has a fixed interest rate.
(J)	Reserved.
(K)	Fair value was based on internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc.
(L)	Fair value was based on the total enterprise value of the portfolio company, which is generally allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(M)	One of our affiliated funds, Gladstone Capital Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those that are not Control investments, and in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(Q)	Fair value was based on the expected exit or payoff amount.
(R)	Cumulative gross unrealized depreciation for federal income tax purposes is $86.2 million; cumulative gross unrealized appreciation for federal income tax purposes is $60.4 million. Cumulative net unrealized depreciation is $25.8 million, based on a tax cost of $513.5 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS (N) :
Auto Safety House, LLC	Automobile	Secured First Lien Line of Credit, $1,000 available (7.0%, Due 10/2019) (I)(K)	$—	$—	$—
		Secured First Lien Term Debt (7.0%, Due 10/2019) (I)(K)	5,000	5,000	4,938

				5,000	4,938
Cavert II Holding Corp.	Containers, Packaging, and Glass	Preferred Stock (18,446 shares) (C)(F)(L)		1,845	3,265

				1,845	3,265
Country Club Enterprises, LLC	Automobile	Secured Second Lien Term Debt (18.7%, Due 5/2017) (L)	4,000	4,000	4,000
		Preferred Stock (7,079,792 shares) (C)(F)(L)		7,725	2,863
		Guaranty ($2,000) (D)
		Guaranty ($593) (D)

				11,725	6,863
Drew Foam Company, Inc.	Chemicals, Plastics, and Rubber	Secured First Lien Term Debt (13.5%, Due 8/2017) (L)	10,913	10,913	10,913
		Preferred Stock (34,045 shares) (C)(F)(L)		3,375	3,532
		Common Stock (5,372 shares) (C)(F)(L)		63	2,813

				14,351	17,258
Frontier Packaging, Inc.	Containers, Packaging, and Glass	Secured First Lien Term Debt (12.0%, Due 12/2017) (L)	12,000	12,000	12,000
		Preferred Stock (1,373 shares) (C)(F)(L)		1,373	1,404
		Common Stock (152 shares) (C)(F)(L)		152	2,777

				13,525	16,181
Funko, LLC (M)	Personal and Non-Durable Consumer Products (Manufacturing Only)	Secured First Lien Term Debt (9.3%, Due 5/2019) (I)(K)	7,500	7,500	7,734
		Secured First Lien Term Debt (9.3%, Due 5/2019) (I)(K)	2,000	2,000	2,063
		Preferred Stock (1,305 units) (C)(F)(L)		1,305	15,211

				10,805	25,008
Ginsey Home Solutions, Inc.	Home and Office Furnishings, Housewares and Durable Consumer Products	Secured Second Lien Term Debt (13.5%, Due 1/2018) (H)(L)	13,300	13,300	13,300
		Preferred Stock (18,898 shares) (C)(F)(L)		9,583	7,176
		Common Stock (63,747 shares) (C)(F)(L)		8	—

				22,891	20,476

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
Jackrabbit, Inc.	Farming and Agriculture	Secured First Lien Debt (13.5%, Due 4/2018) (L)	11,000	11,000	11,000
		Preferred Stock (3,556 shares) (C)(F)(L)		3,556	4,139
		Common Stock (548 shares) (C)(F)(L)		94	2,399

				14,650	17,538
Mathey Investments, Inc.	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Debt (10.0%, Due 3/2016) (L)	1,375	1,375	1,375
		Secured First Lien Term Debt (12.0%, Due 3/2016) (L)	3,727	3,727	3,727
		Secured First Lien Term Debt (12.5%, Due 3/2016) (E)(I)(L)	3,500	3,500	3,500
		Common Stock (29,102 shares) (C)(F)(L)		777	7,630

				9,379	16,232
Mitchell Rubber Products, Inc.	Chemicals, Plastics, and Rubber	Secured Second Lien Term Debt (13.0%, Due 10/2016) (I)(K)	13,560	13,560	8,136
		Secured Second Lien Term Debt (13.0%, Due 12/2015) (I)(K)	1,500	1,500	900
		Preferred Stock (27,900 shares) (C)(F)(L)		2,790	—
		Common Stock (27,900 shares) (C)(F)(L)		28	—

				17,878	9,036
Quench Holdings Corp.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock (4,770,391 shares) (C)(F)(L)		3,397	5,432

				3,397	5,432
SBS Industries, LLC	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)	Secured First Lien Term Debt (14.0%, Due 8/2016) (L)	11,355	11,355	11,355
		Preferred Stock (19,935 shares) (C)(F)(L)		1,994	2,627
		Common Stock (221,500 shares) (C)(F)(L)		222	183

				13,571	14,165
Schylling, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt (13.0%, Due 8/2018) (L)	$13,081	$13,081	$13,081
		Preferred Stock (4,000 shares) (C)(F)(L)		4,000	—

				17,081	13,081

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
Star Seed, Inc.	Farming and Agriculture	Secured First Lien Term Debt (12.5%, Due 5/2018) (E)(K)	5,000	5,000	4,900
		Preferred Stock (1,499 shares) (C)(F)(L)		1,499	—
		Common Stock (600 shares) (C)(F)(L)		1	—

				6,500	4,900

Total Non-Control/Non-Affiliate Investments (represents 37.4% of total investments at fair value)				$162,598	$174,373

AFFILIATE INVESTMENTS (O) :
Acme Cryogenics, Inc.	Chemicals, Plastics, and Rubber	Secured Second Lien Term Debt (11.5%, Due 3/2020) (I)(L)	$14,500	$14,500	$14,500
		Preferred Stock (965,982 shares) (C)(F)(L)		7,956	8,519
		Common Stock (549,908 shares) (C)(F)(L)		1,197	—
		Common Stock Warrants (465,639 shares) (C)(F)(L)		25	—

				23,678	23,019
Alloy Die Casting Co. (M)	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt (13.5%, Due 10/2018) (K)	12,215	12,215	12,154
		Preferred Stock (4,064 shares) (C)(F)(L)		4,064	4,122
		Common Stock (630 shares) (C)(F)(L)		41	—

				16,320	16,276
Behrens Manufacturing, LLC (M)	Diversified/Conglomerate Manufacturing	Secured First Lien Term Debt (13.0%, Due 12/2018) (L)	9,975	9,975	9,975
		Preferred Stock (2,923 shares) (C)(F)(L)		2,922	3,447

				12,897	13,422
B-Dry, LLC	Personal, Food and Miscellaneous Services	Secured First Lien Line of Credit, $175 available (6.5% (0.8% Unused Fee), Due 12/2016) (L)	2,075	2,075	1,124
		Secured First Lien Term Debt (13.5%, Due 12/2019) (L)	6,433	6,443	3,490
		Secured First Lien Term Debt (13.5%, Due 12/2019) (L)	840	840	455
		Preferred Stock (2,250 shares) (C)(F)(L)		2,250	—
		Common Stock (2,250 shares) (C)(F)(L)		300	—

				11,908	5,069

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
B+T Group Acquisition Inc. (M)	Telecommunications	Secured First Lien Line of Credit, $700 available (10.0% (1.0% Unused Fee), Due 6/2015) (L)	700	700	700
		Secured First Lien Term Debt (13.0%, Due 12/2019) (L)	14,000	14,000	14,000
		Preferred Stock (12,841 shares) (C)(F)(L)		4,196	4,541

				18,896	19,241
Cambridge Sound Management, Inc.	Home and Office Furnishing, Housewares and Durable Consumer Products	Secured First Lien Term Debt (13.0%, Due 9/2019) (L)	15,000	15,000	15,000
		Preferred Stock (4,500 shares) (C)(F)(L)		4,500	7,198

				19,500	22,198
Channel Technologies Group, LLC	Diversified/Conglomerate Manufacturing	Preferred Stock (2,279 shares) (C)(F)(L)		2,864	2,315
		Common Stock (2,279,020 shares) (C)(F)(L)		—	—

				2,864	2,315
Counsel Press, Inc.	Diversified/Conglomerate Services	Secured First Lien Line of Credit, $500 available (12.8% (1.0% Unused Fee), Due 3/2017) (J)	1,500	1,500	1,500
		Secured First Lien Term Debt (12.8%, Due 3/2020) (J)	18,000	18,000	18,000
		Secured First Lien Term Debt (14.0%, Due 3/2020) (J)	5,500	5,500	5,500
		Preferred Stock (6,995 shares) (C)(F)(J)		6,995	6,995

				31,995	31,995
D.P.M.S., Inc.	Diversified/Conglomerate Manufacturing	Secured First Lien Line of Credit, $550 available (4.0% (0.5% Unused Fee), Due 8/2016) (I)(L)	4,000	4,000	762
		Secured First Lien Term Debt (4.0%, Due 8/2016) (I)(L)	2,575	2,575	490
		Secured First Lien Term Debt (4.0%, Due 8/2016) (I)(L)	8,795	8,795	1,674
		Secured First Lien Term Debt (5.0%, Due 8/2016) (E)(L)	1,150	1,150	219
		Preferred Stock (25 shares) (C)(F)(L)		2,500	—
		Common Stock (1,241 shares) (C)(F)(L)		3	—

				19,023	3,145

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
Edge Adhesives Holdings, Inc. (M)	Diversified/Conglomerate Manufacturing	Secured First Lien Line of Credit, $10 available (12.5% (1.0% Unused Fee), Due 8/2015) (K)	$1,490	$1,490	$1,488
		Secured First Lien Term Debt (12.5%, Due 2/2019) (K)	9,300	9,300	9,300
		Secured First Lien Term Debt (13.8%, Due 2/2019) (K)	2,400	2,400	2,403
		Preferred Stock (3,474 units) (C)(F)(L)		3,474	3,199

				16,664	16,390
Head Country, Inc.	Beverage, Food and Tobacco	Secured First Lien Term Debt (12.5%, Due 2/2019) (L)	9,050	9,050	9,050
		Preferred Stock (4,000 shares) (C)(F)(L)		4,000	3,931

				13,050	12,981
Logo Sportswear, Inc.	Textiles and Leather	Secured First Lien Line of Credit, $500 available (10.0% (1.0% Unused Fee), Due 9/2015) (J)	—	—	—
		Secured First Lien Term Debt (12.5%, Due 3/2020) (J)	9,200	9,200	9,200
		Preferred Stock (1,550 shares) (C)(F)(J)		1,550	1,550

				10,750	10,750
Meridian Rack & Pinion, Inc. (M)	Automobile	Secured First Lien Term Debt (13.5%, Due 12/2018) (K)	9,660	9,660	9,612
		Preferred Stock (3,381 shares) (C)(F)(L)		3,381	3,117

				13,041	12,729
NDLI, Inc.	Cargo Transport	Secured First Lien Line of Credit, $50 available (10.5% (0.5% Unused Fee), Due 1/2016) (L)	2,875	2,875	2,308
		Secured First Lien Term Debt (11.0%, Due 1/2018) (L)	7,227	7,227	5,803
		Secured First Lien Term Debt (10.5%, Due 1/2018) (L)	3,650	3,650	2,931
		Secured First Lien Term Debt (10.5%, Due 1/2018) (E)(L)	3,650	3,650	2,930
		Preferred Stock (3,600 shares) (C)(F)(L)		3,600	—
		Common Stock (545 shares) (C)(F)(L)		—	—

				21,002	13,972

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
Old World Christmas, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Secured First Lien Term Debt (13.3%, Due 10/2019) (L)	15,770	15,770	15,770
		Preferred Stock (6,180 shares) (C)(F)(L)		6,180	6,657

				21,950	22,427
Precision Southeast, Inc.	Diversified/Conglomerate Manufacturing	Secured Second Lien Term Debt (14.0%, Due 9/2020) (L)	9,617	9,617	9,617
		Preferred Stock (37,391 shares) (C)(F)(J)		3,739	1,830
		Common Stock (90,909 shares) (C)(F)(L)		91	—

				13,447	11,447
SOG Specialty Knives & Tools LLC	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Term Debt (13.3%, Due 10/2017) (L)	6,200	6,200	6,200
		Secured First Lien Term Debt (14.8%, Due 10/2017) (L)	12,200	12,200	12,200
		Preferred Stock (9,749 shares) (C)(F)(L)		9,749	13,451

				28,149	31,851
Tread Corporation	Oil and Gas	Secured First Lien Line of Credit, $853 available (12.5%, Due 2/2018) (G)(L)	2,397	2,397	375
		Secured First Lien Term Debt (12.5%, Due 2/2018) (G)(I)(L)	5,000	5,000	782
		Secured First Lien Term Debt (12.5%, Due 2/2018) (G)(I)(L)	2,750	2,750	430
		Secured First Lien Term Debt (12.5%, Due 2/2018) (G)(I)(L)	1,000	1,000	156
		Secured First Lien Term Debt (12.5%, Due on Demand) (G)(I)(L)	510	510	80
		Preferred Stock (3,332,765 shares) (C)(F)(L)		3,333	—
		Common Stock (7,716,320 shares) (C)(F)(L)		501	—
		Common Stock Warrants (2,372,727 shares) (C)(F)(L)		3	—

				15,494	1,823

Total Affiliate Investments (represents 58.2% of total investments at fair value)				$310,628	$271,050

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

Company (A)	Industry	Investment (B)	Principal	Cost	Fair Value
CONTROL INVESTMENTS (P) :
Galaxy Tool Holding Corporation	Aerospace and Defense	Secured First Lien Line of Credit, $1,250 available (10.0% (1.0% Unused Fee), Due 9/2015) (L)	$3,250	$3,250	$3,250
		Secured Second Lien Term Debt (13.5%, Due 8/2017) (L)	15,520	15,520	15,520
		Preferred Stock (6,039,387 shares) (C)(F)(L)		11,464	—
		Common Stock (88,843 shares) (C)(F)(L)		48	—

				30,282	18,770
Roanoke Industries Corp.	Buildings and Real Estate	Secured First Lien Debt (10.0%, Due 11/2019) (I)(L)	1,650	1,650	1,650
		Common Stock (57 shares) (C)(F)(L)		100	210

				1,750	1,860

Total Control Investments (represents 4.4% of total investments at fair value)				$32,032	$20,630

TOTAL INVESTMENTS (Q)				$505,258	$466,053

(A)	Certain of the securities listed are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $435.9 million at fair value, are pledged as collateral to our revolving line of credit as described further in Note 5 — Borrowings. Additionally, all of our investments are considered qualifying assets under Section 55 of the Investment Company Act of 1940, as amended, (the “1940 Act”) as of March 31, 2015. Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets.
(B)	Percentages represent the weighted average cash interest rates in effect at March 31, 2015, and due date represents the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to the 30-day London Interbank Offered Rate. If applicable, paid-in-kind interest rates are noted separately from the cash interest rates.
(C)	Security is non-income producing.
(D)	Refer to Note 10 — Commitments and Contingencies for additional information regarding these guaranties.
(E)	Last Out Tranche (“LOT”) of secured first lien debt, meaning if the portfolio company is liquidated, the holder of the LOT is generally paid after the other secured first lien debt but before the secured second lien debt.
(F)	Where applicable, aggregates all shares of such class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of such class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(G)	Debt security is on non-accrual status.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2015

(DOLLAR AMOUNTS IN THOUSANDS)

(H)	$5.1 million of the debt security was participated to a third party, but is accounted for as collateral for a secured borrowing under accounting principles generally accepted in the U.S. and presented as secured borrowing on our accompanying Consolidated Statement of Assets and Liabilities as of March 31, 2015.
(I)	Debt security has a fixed interest rate.
(J)	New portfolio investment valued at cost, as it was determined that the price paid during the three months ended March 31, 2015 best represents fair value as of March 31, 2015.
(K)	Fair value was based on internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc.
(L)	Fair value was based on the total enterprise value of the portfolio company, which is generally allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(M)	One of our affiliated funds, Gladstone Capital Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments or in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those that are not Control investments, and in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(Q)	Cumulative gross unrealized depreciation for federal income tax purposes is $80.6 million; cumulative gross unrealized appreciation for federal income tax purposes is $41.4 million. Cumulative net unrealized depreciation is $39.2 million, based on a tax cost of $505.6 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2016

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Investment Corporation (“Gladstone Investment”) was incorporated under the General Corporation Law of the State of Delaware on February 18, 2005, and completed an initial public offering on June 22, 2005. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Investment and its consolidated subsidiaries. We are an externally advised, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and is applying the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies (“ASC 946”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses in the United States (“U.S.”). Debt investments primarily take the form of two types of loans: secured first lien loans and secured second lien loans. Equity investments primarily take the form of preferred or common equity (or warrants or options to acquire the foregoing), often in connection with buyouts and other recapitalizations. Our investment objectives are: (a) to achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time, and (b) to provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. We aim to maintain a portfolio allocation of approximately 75.0% debt investments and 25.0% equity investments, at cost.

Gladstone Business Investment, LLC (“Business Investment”), a wholly-owned subsidiary of ours, was established on August 11, 2006 for the sole purpose of owning our portfolio of investments in connection with our line of credit. The financial statements of Business Investment are consolidated with those of Gladstone Investment. We also have significant subsidiaries (as defined under Rule 1-02(w) of the U.S. Securities and Exchange Commission’s (“SEC”) Regulation S-X) whose financial statements are not consolidated with ours. Refer to Note 14 — Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an affiliate of ours and an SEC registered investment adviser, pursuant to an investment advisory agreement and management agreement. Administrative services are provided by Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, pursuant to an administration agreement.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These Consolidated Financial Statements and the accompanying notes are prepared in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and conform to Regulation S-X under the Securities Exchange Act of 1934, as amended. Management believes it has made all necessary adjustments so that our accompanying Consolidated Financial Statements are presented fairly and that all such adjustments are of a normal recurring nature. Our accompanying Consolidated Financial Statements include our accounts and the accounts of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, we do not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, codified in ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation in the consolidated financial statements and related notes. Reclassifications did not impact net increase in net assets resulting from operations, total assets, total liabilities or total net assets, or statement of changes in net assets and statement of cash flows classifications.

Classification of Investments

In accordance with the BDC regulations in the 1940 Act, we classify portfolio investments on our accompanying Consolidated Statements of Assets and Liabilities , Consolidated Statements of Operations and Consolidated Schedules of Investments into the following categories:

•	Non-Control/Non-Affiliate Investments — Non-Control/Non-Affiliate investments are those that are neither control nor affiliate investments and in which we typically own less than 5.0% of the issued and outstanding voting securities;

•	Affiliate Investments — Affiliate investments are those that are not Control investments and in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities; and

•	Control Investments — Control investments are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB ASC Topic 820, “ Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized appreciation or depreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, the Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from the chief valuation officer (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors (comprised entirely of independent directors) meets to review the valuation recommendations and supporting materials. Third, after the Valuation Committee concludes its meeting, it and the chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors so that the full Board of Directors may review and approve the fair value of our investments in accordance with the Policy.

There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the chief valuation officer, uses the Policy and each quarter the Valuation Committee and Board of Directors review the Policy to determine if changes thereto are advisable and also review whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

Standard & Poor’s Securities Evaluation, Inc. (“SPSE”) provides estimates of fair value on our debt investments. The Valuation Team generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, our Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review our valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our total enterprise value, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our Valuation Committee and Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value and whether it is reasonable in light of the Policy and other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•

Total Enterprise Value — In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, and other pertinent factors. The Valuation Team generally references industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team then generally allocates the TEV to the portfolio company’s securities in order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis — The Valuation Team generally determines the fair value of our debt investments using the yield analysis, which includes a DCF calculation and the Valuation Team’s own assumptions, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

•	Market Quotes — For our investments for which a limited market exists, we generally base fair value on readily available and reliable market quotations, which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy.

•	Investments in Funds — For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the Net Asset Value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the valuation techniques listed above, the Valuation Team may also consider other factors when determining the fair value of our investments, including but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new and follow-on debt and equity investments made during the current reporting quarter are generally valued at our original cost basis.

Fair value measurements of our investments may involve subjective judgments and estimates and, due to the uncertainty inherent in valuing these securities, the Adviser’s determinations of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Adviser’s determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3 — Investments for additional information regarding fair value measurements and our application of ASC 820.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Gains or losses on the sale of investments are calculated by using the specific identification method. A realized gain or loss is recognized at the trade date, typically when an investment is disposed of, and is computed as the difference between our cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair value of the investment and the cost basis of such investment. We determine the fair value of each individual investment each reporting period and record changes in fair value as unrealized appreciation or depreciation in our Consolidated Statement of Operations .

Revenue Recognition

Interest Income Recognition

Interest income, adjusted for amortization of premiums, amendment fees and acquisition costs and the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due, or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis, depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past-due principal and interest are paid, and, in management’s judgment, are likely to remain current, or due to a restructuring, the interest income is deemed to be collectible. As of March 31, 2016 and 2015, our loans to Tread Corporation (“Tread”) were on non-accrual status, with an aggregate debt cost basis at of $1.4 million and $11.7 million, or 0.4% and 3.1% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of $1.4 million and $1.8 million, or 0.4% and 0.5% of the fair value of all debt investments in our portfolio, respectively.

Paid-in-kind (“PIK”) interest, computed at the contractual rate specified in the loan agreement, is added to the principal balance of the loan and recorded as interest income over the life of the obligation. As of March 31, 2016 and 2015, we did not have any loans with a PIK interest component. During the year ended March 31, 2016, we did not record any PIK income, nor did we collect any PIK interest in cash. During each of the years ended March 31, 2015 and 2014, we recorded PIK income of $0.1 million and collected PIK interest in cash of $0.2 million and $0 million, respectively.

Other Income Recognition

We generally record success fee income upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically from an exit or sale. We recorded $1.6 million, $1.4 million, and $4.2 million of success fee income during the years ended March 31, 2016, 2015, and 2014, respectively

We accrue dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. We recorded $2.9 million, $3.5 million, and $1.4 million of dividend income during the years ended March 31, 2016, 2015, and 2014, respectively.

Both dividend and success fee income are recorded in other income in our accompanying Consolidated Statements of Operations.

Cash and Cash Equivalents

We consider all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash is carried at cost, which approximates fair value. We place our cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. We seek to mitigate this concentration of credit risk by depositing funds with major financial institutions.

Restricted Cash and Cash Equivalents

Restricted cash is generally cash held in escrow received as part of an investment exit. Restricted cash is carried at cost, which approximates fair value.

Deferred Financing Costs

Deferred financing costs consist of costs incurred to obtain financing, including lender fees and legal fees. Costs associated with the issuance of our mandatorily redeemable preferred stock and certain costs associated with our revolving line of credit are deferred and amortized using the straight-line method, which approximates the effective interest method, over the terms of the respective financings. See Note 5 — Borrowings and Note 6 — Mandatorily Redeemable Preferred Stock for further discussion.

Related Party Fees

We have entered into an investment advisory and management agreement (the “Advisory Agreement”) with the Adviser, which is owned and controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. Additionally, we pay the Adviser a loan servicing fee as compensation for its services as servicer under the terms of our Fifth Amended and Restated Credit Agreement dated April 30, 2013, as amended (our “Credit Facility”).

We have entered into an administration agreement (the “Administration Agreement”) with the Administrator, which is owned and controlled by our chairman and chief executive officer, whereby we pay separately for administrative services. These fees are accrued when the services are performed and generally paid one month in arrears. Refer to Note 4 — Related Party Transactions for additional information regarding these related party fees and agreements.

Federal Income Taxes

We intend to continue to qualify for treatment as a RIC under subchapter M of the Code, which generally allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. We intend to continue to make sufficient distributions to qualify as a RIC and to generally limit taxable income.

Refer to Note 10 — Federal and State Income Taxes for additional information regarding our RIC requirements.

FASB ASC 740, Income Taxes (“ASC 740”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current fiscal year. We have evaluated the implications of ASC 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on our accompanying Consolidated Financial Statements. Our federal tax returns for fiscal years 2015, 2014, and 2013 remain subject to examination by the Internal Revenue Service (“IRS”).

Distributions

Distributions to stockholders are recorded on the ex-dividend date. We are required to distribute at least 90% of our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses (“Investment Company Taxable Income”) for each taxable year as a distribution to our stockholders in order to maintain our ability to be taxed as a RIC under Subchapter M of the Code. It is our policy to pay out as a distribution up to 100% of those amounts. The amount to be paid is determined by our Board of Directors each quarter and is based on the annual earnings estimated by our management. Based on that estimate, a distribution is declared each quarter and is paid out monthly over the course of the respective quarter. At fiscal year-end, we may elect to treat a portion of the first distributions paid after year-end as having been paid in the prior year in accordance with Section 855(a) of the Code. Additionally, we may pay a special distribution in addition to the monthly distributions to ensure that we have paid out at least 90% of our Investment Company Taxable Income for the year. We may retain some or all of our long-term capital gains, if any, but we generally intend to treat the retained amounts as deemed distributions. If we decide to retain long-term capital gains and treat them as deemed distributions, the portion of the retained long-term capital gains, net of any capital loss carryforward, if applicable, will be subject to a 35.0% federal tax.

Refer to Note 9 — Distributions to Common Stockholders for further information.

Our common stockholders who hold their shares through our transfer agent, Computershare, Inc. (“Computershare”), have the option to participate in a dividend reinvestment plan offered by Computershare. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash distributions automatically reinvested in additional shares of our common stock. Common stockholders who do not so elect will receive their distributions in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the date on which the shares are credited to the common stockholder’s account. Computershare purchases shares in the open market in connection with the obligations under the plan. We do not have a dividend reinvestment plan for our preferred stock.

Recent Accounting Pronouncements

In March 2016, the FASB issued Accounting Standards Update 2016-06, “ Contingent Put and Call Options in Debt Instruments ” (“ASU 2016-06”), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related. We are currently assessing the impact of ASU 2016-06 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-06 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those fiscal years, with early adoption permitted.

In January 2016, the FASB issued Accounting Standards Update 2016-01, “ Financial Instruments — Overall: Recognition and Measurement of Financial Assets and Financial Liabilities ” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We are currently assessing the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In May 2015, the FASB issued Accounting Standards Update 2015-07, “ Disclosures for Investments in Certain Entities That Calculate Net Asset Value Per Share (or its Equivalent) ” (“ASU 2015-07”), which eliminates the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. We are currently assessing the impact of ASU 2015-07 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-07 is required to be adopted retrospectively and is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted.

In April 2015, the FASB issued Accounting Standards Update 2015-03, “ Simplifying the Presentation of Debt Issuance Costs ” (“ASU-2015-03”), which simplifies the presentation of debt issuance costs. In August 2015, the FASB issued Accounting Standards Update 2015-15, “ Interest — Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements ” (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets. We are currently assessing the impact of ASU 2015-03 and ASU 2015-15 and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. ASU 2015-03 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted. ASU 2015-15 was effective immediately.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “ Amendments to the Consolidation Analysis ” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. We do not anticipate ASU-2015-02 to have a material impact on our financial position, results of operations or cash flows. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, with early adoption permitted.

In August 2014, the FASB issued Accounting Standards Update 2014-15, “ Presentation of Financial Statements — Going Concern (Subtopic 205 – 40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern ” (“ASU 2014-15”). ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, and to provide certain disclosures when it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. Since this guidance is primarily around certain disclosures to the financial statements, we anticipate no impact on our financial position, results of operations or cash flows from adopting this standard. We are currently assessing the additional disclosure requirements, if any, of ASU 2014-15. ASU 2014-15 is effective for annual periods ending after December 31, 2016 and interim periods thereafter, with early adoption permitted.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “ Revenue from Contracts with Customers ” (“ASU 2014-09”), as amended in March 2016 by FASB Accounting Standards Update 2016-08, “Principal versus Agent Considerations” (“ASU 2016-08”), in April 2016 by FASB Accounting Standards Update 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), and in May 2016 by FASB Accounting Standards Update 2016-12, “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), which supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. We are currently assessing the impact of ASU 2014-09, as amended, and do not anticipate a material impact on our financial position, results of operations or cash flows from adopting this standard. In July 2015, the FASB issued Accounting Standards Update 2015-14, “ Deferral of the Effective Date, ” which deferred the effective date of ASU 2014-09. ASU 2014-09, as amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, and ASU 2016-12, is now effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years.

NOTE 3. INVESTMENTS

Fair Value

In accordance with ASC 820, our investments’ fair value is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2 — inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and
•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

As of March 31, 2016 and 2015, all of our investments were valued using Level 3 inputs. We transfer investments in and out of Level 1, 2 and 3 securities as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the years ended March 31, 2016 and 2015, there were no transfers in or out of Level 1, 2 and 3.

The following table presents our portfolio investments carried at fair value as of March 31, 2016 and 2015, by caption on our accompanying Consolidated Statements of Assets and Liabilities, and by security type. All investments are primarily valued using Level 3 inputs within the ASC 820 fair value hierarchy:

	Total Recurring Fair Value Measurements Reported in Consolidated Statements of Assets and Liabilities March 31,
	2016	2015
Non-Control/Non-Affiliate Investments
Secured first lien debt	$92,343	$86,586
Secured second lien debt	35,366	26,336
Preferred equity	31,696	40,217
Common equity/equivalents	21,528	21,234

Total Non-Control/Non-Affiliate Investments	180,933	174,373
Affiliate Investments
Secured first lien debt	182,694	176,059
Secured second lien debt	24,118	24,118
Preferred equity	81,854	70,873
Common equity/equivalents	8,057	—

Total Affiliate Investments	296,723	271,050
Control Investments
Secured first lien debt	5,000	4,900
Secured second lien debt	5,000	15,520
Preferred equity	—	—
Common equity/equivalents	—	210

Total Control Investments	10,000	20,630

Total investments at fair value using Level 3 inputs	$487,656	$466,053

In accordance with the FASB’s ASU No. 2011-04, “ Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011-04”), the following table provides quantitative information about our investments valued using Level 3 fair value measurements as of March 31, 2016 and 2015. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt-related calculations and on the cost basis for all equity-related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value as of March 31, 2016	Fair Value as of March 31, 2015	Valuation Technique/ Methodology	Unobservable Input	Range /Weighted Average as of March 31, 2016	Range /Weighted Average as of March 31, 2015
Secured first lien debt (A)	$238,707	$212,954	TEV	EBITDA multiple	4.4x – 8.2x / 6.3x	4.2x – 18.2x / 6.8x
				EBITDA	$970 - $8,713/ $3,374	$712 - $5,871 / $3,185
				Discount Rate	20.0% - 20.0% /20.0%	—
	41,330	54,591	Yield Analysis	Discount Rate	14.2% - 17.7% / 16.4%	5.0% - 13.7% /11.3%
Secured second lien debt (B)	46,418	56,938	TEV	EBITDA multiple	5.5x – 6.2x / 5.9x	4.8x – 7.0x / 6.2x
				EBITDA	$2,718 - $4,851 /$3,790	$1,135 - $5,462 / $3,677
	18,066	9,036	Yield Analysis	Discount Rate	10.1% - 20.0% / 15.1%	20.5% - 20.5% / 20.5%
Preferred equity (C)	113,550	111,090	TEV	EBITDA multiple	4.4x – 8.2x /6.4x	3.6x – 18.2x / 6.6x
				EBITDA	$0 - $76,487 / $3,565	$712 - $29,235 / $3,749
				Discount Rate	20.0% - 20.0% / 20.0%	—
				Revenue multiple	0.2x – 0.5x / 0.4x	—
				Revenue	$29,300 - $56,937 / $42,761	—
Common equity/equivalents (D)	29,585	21,444	TEV	EBITDA multiple	4.4x – 11.0x / 8.7x	3.6x – 18.2x / 9.4x
				EBITDA	$0 - $76,487 / $820	$712 - $15,240 / $9,149
				Discount Rate	20.0% - 20.0% / 20.0%	—
				Revenue multiple	0.2x – 0.5x / 0.2x	—
				Revenue	$29,300 - $56,937 / $56,937	—

Total	$487,656	$466,053

(A)	March 31, 2016 includes one proprietary debt investment for $5.3 million, which was valued at the expected payoff amount. March 31, 2015 includes two new proprietary debt investments for a combined $34.2 million, which were valued at cost.
(B)	March 31, 2016 includes one proprietary debt investment for $14.5 million, which was valued at the expected payoff amount.
(C)	March 31, 2016 includes one proprietary equity investment for $22.3 million, which was valued at the expected exit amount. March 31, 2015 includes two new proprietary equity investments for a combined $8.5 million, which were valued at cost.
(D)	March 31, 2016 includes two proprietary equity investments for a combined $8.1 million, which were valued at the expected exit amount.

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in discount rates, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase/(decrease) in discount rates or a (decrease)/increase in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a (decrease)/increase in the fair value of certain of our investments.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value of our portfolio, broken out by security type, during the years ended March 31, 2016 and 2015 for all investments for which the Adviser determines fair value using unobservable (Level 3) inputs.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Year ended March 31, 2016:
Fair value as of March 31, 2015	$267,545	$65,974	$111,090	$21,444	$466,053
Total gain (loss):
Net realized (loss) gain (A)	(11,316)	(10,520)	17,039	349	(4,448)
Net unrealized appreciation (depreciation) (B)	5,123	(5,932)	6,012	8,099	13,302
Reversal of previously recorded depreciation (appreciation) upon realization (B)	9,572	3,462	(17,492)	(107)	(4,565)
New investments, repayments and settlements (C) :
Issuances / originations	45,502	13,000	17,089	249	75,840
Settlements / repayments	(36,389)	(1,500)	—	—	(37,889)
Sales	—	—	(20,188)	(449)	(20,637)
Transfers	—	—	—	—	—

Fair value as of March 31, 2016	$280,037	$64,484	$113,550	$29,585	$487,656

	Secured First Lien Debt	Secured Second Lien Debt	Preferred Equity	Common Equity/ Equivalents	Total
Year ended March 31, 2015:
Fair value as of March 31, 2014	$174,382	$66,315	$62,901	$10,795	$314,393
Total gain (loss):
Net realized gain (loss) (A)	—	—	—	—	—
Net unrealized appreciation (depreciation) (B)	7,109	(6,091)	18,525	10,397	29,940
Reversal of previously-recorded depreciation (appreciation) upon realization (B)	—	—	—	—	—
New investments, repayments and settlements (C) :
Issuances / originations	97,604	5,750	27,724	1,902	132,980
Settlements / repayments	(11,200)	—	(60)	—	(11,260)
Sales	—	—	—	—	—
Transfers (D)	(350)	—	2,000	(1,650)	—

Fair Value as of March 31, 2015	$267,545	$65,974	$111,090	$21,444	$466,053

(A)	Included in net realized gain (loss) on investments on our accompanying Consolidated Statements of Operations for the years ended March 31, 2016 and 2015.
(B)	Included in net unrealized appreciation (depreciation) of investments on our accompanying Consolidated Statements of Operations for the years ended March 31, 2016 and 2015.

(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, the amortization of discounts, PIK and other non-cash disbursements to portfolio companies; as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs, and other cost-basis adjustments.
(D)	2015: Transfers represent $2.0 million of secured first lien debt of B-Dry, LLC (“B-Dry”), which was converted into preferred equity, and $1.7 million of common equity of Roanoke Industries Corp., which was converted to secured first lien term debt.

Investment Activity

During the year ended March 31, 2016, the following significant transactions occurred:

•	In May 2015, we invested $16.3 million in Brunswick Bowling Products, Inc. (“Brunswick”) through a combination of secured first lien debt and equity. Brunswick, headquartered in Muskegon, Michigan, is a leader in the recreation industry and provides industry expertise, products, installation and maintenance for the development and renovation of new and existing centers as well as mixed-use facilities across the entertainment industry.

•	In June 2015, we sold our investment in Roanoke Industries Corp. (“Roanoke”). As a result of the sale, we received net cash proceeds of $0.3 million, resulting in a realized gain of $0.2 million. In addition, we received full repayment of our debt investment of $1.7 million.

•	In July 2015, we invested $20.9 million in GI Plastek, Inc. (“GI Plastek”) through a combination of secured first lien debt and equity. GI Plastek, headquartered in Wolfeboro, New Hampshire, is a value-added provider of advanced manufacturing solutions for various non-automotive end markets.

•	In August 2015, NDLI, Inc. (“NDLI”) was acquired by Diligent Delivery Systems (“Diligent”). As part of this acquisition, we restructured our investment in NDLI, which resulted in the termination of our debt investments in NDLI. We received cash proceeds of $1.9 million and a $13.0 million secured second lien debt investment in Diligent, which resulted in a realized loss of $2.8 million. Diligent, headquartered in Houston, Texas, has provided professional delivery services since 1994.

•	In September 2015, we sold our investment in Cavert II Holding Corp. As a result of the sale, we received cash proceeds of $3.4 million, resulting in dividend income of $1.5 million and repayment of our equity investment at its cost basis of $1.8 million.

•	In October 2015, we sold our investment in Funko, LLC (“Funko”), which resulted in dividend and other income of $0.3 million and a realized gain of $17.0 million. In connection with the sale, we received net cash proceeds of $15.3 million, full repayment of our debt investment of $9.5 million, receivables of $3.3 million, recorded within Other assets, net on the accompanying Consolidated Statement of Assets and Liabilities , and a continuing preferred and common equity investment in Funko with a combined cost basis and fair value of $0.3 million at the close of the transaction. Additionally, we recorded a tax liability of $9.9 million for the net unrealized built-in gain that was realized upon the sale, of which $8.5 million was subsequently paid. The remaining tax liability of $1.4 million is included within Other liabilities on the accompanying Consolidated Statement of Assets and Liabilities.

•	In December 2015, we invested $19.0 million in Nth Degree, Inc. (“Nth Degree”) through a combination of secured first lien debt and preferred equity. Nth Degree, headquartered outside of Atlanta, Georgia, is a multifaceted face-to-face event marketing and management services organization.

•	In December 2015, we restructured our investment in Galaxy Tool Holding Corporation (“Galaxy”). As a result of the restructure, we converted debt with a cost basis of $10.5 million into preferred equity with a new cost basis and fair value of $0, which resulted in a realized loss of $10.5 million.

•	In December 2015, we restructured our investment in Tread. As a result of the restructure, we converted debt with a cost basis of $9.26 million into preferred equity with a new cost basis and fair value of $0.4 million. As part of the transaction, we also exercised our existing common stock warrants for an exercise price of $0.2 million. As a result of the transaction, we recognized a realized loss of $8.6 million.

Investment Concentrations

As of March 31, 2016, our investment portfolio consisted of investments in 36 portfolio companies located in 19 states across 17 different industries with an aggregate fair value of $487.7 million. Our investments in Acme Cryogenics, Inc. (“Acme”), Counsel Press, Inc. (“Counsel Press”), Cambridge Sound Management, Inc. (“Cambridge”), SOG Specialty Knives & Tools, LLC (“SOG”), and Nth Degree, represent our five largest portfolio investments at fair value, and collectively comprised $148.8 million, or 30.5%, of our total investment portfolio at fair value.

The following table summarizes our investments by security type as of March 31, 2016 and 2015:

	March 31, 2016				March 31, 2015
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$296,247	57.2%	$280,037	57.4%	$298,448	59.1%	$267,545	57.4%
Secured second lien debt	72,978	14.1	64,484	13.2	71,998	14.2	65,974	14.2

Total debt	369,225	71.3	344,521	70.6	370,446	73.3	333,519	71.6
Preferred equity	141,702	27.3	113,550	23.3	127,762	25.3	111,090	23.8
Common equity/equivalents	7,198	1.4	29,585	6.1	7,050	1.4	21,444	4.6

Total equity/equivalents	148,900	28.7	143,135	29.4	134,812	26.7	132,534	28.4

Total investments	$518,125	100.0%	$487,656	100.0%	$505,258	100.0%	$466,053	100.0%

Investments at fair value consisted of the following industry classifications as of March 31, 2016 and 2015:

	March 31, 2016		March 31, 2015
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Chemicals, Plastics, and Rubber	$90,602	18.6%	$49,312	10.6%
Home and Office Furnishings, House wares, and Durable Consumer Products	86,811	17.8	70,533	15.1
Diversified/Conglomerate Manufacturing	64,986	13.3	62,996	13.5
Diversified/Conglomerate Service	49,901	10.2	31,995	6.9
Leisure, Amusement, Motion Pictures, Entertainment	43,330	8.9	44,931	9.6
Automobile	24,402	5.0	24,530	5.3
Farming and Agriculture	21,005	4.3	22,438	4.8
Containers, Packaging, and Glass	20,108	4.1	19,447	4.2
Machinery (Non-agriculture, Non-construction, Non-electronic)	20,011	4.1	30,397	6.5
Cargo Transport	14,484	3.0	13,972	3.0
Telecommunications	14,000	2.9	19,241	4.1
Textiles and Leather	11,995	2.5	10,750	2.3
Aerospace and Defense	10,000	2.1	18,770	4.0
Beverage, Food and Tobacco	9,050	1.8	12,982	2.8
Personal and Non-Durable Consumer Products (Manufacturing Only)	315	0.1	25,008	5.4
Other < 2.0%	6,656	1.3	8,751	1.9

Total investments	$487,656	100.0%	$466,053	100.0%

Investments at fair value were included in the following geographic regions of the U.S. as of March 31, 2016 and 2015:

	March 31, 2016		March 31, 2015
	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Northeast	$183,265	37.6%	$133,814	28.7%
South	129,934	26.6	133,703	28.7
West	124,713	25.6	161,444	34.6
Midwest	49,744	10.2	37,092	8.0

Total investments	$487,656	100.0%	$466,053	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have additional business locations in other geographic regions.

Investment Principal Repayments

The following table summarizes the contractual principal repayments and maturity of our investment portfolio for the next five fiscal years and thereafter, assuming no voluntary prepayments, as of March 31, 2016:

		Amount (A)
For the fiscal years ending March 31:	2017	$22,060
	2018	87,660
	2019	81,681
	2020	115,609
	2021	62,215
	Thereafter	—

	Total contractual repayments	$369,225
	Investments in equity securities	148,900

	Total cost basis of investments held as of March 31, 2016:	$518,125

(A)	Subsequent to March 31, 2016, two debt investments with principal balances of $13.6 million and $13.3 million, which previously had maturity dates during the fiscal years ending March 31, 2017 and 2018, respectively, were extended to mature during the fiscal years ending March 31, 2018 and 2021, respectively. In addition, one debt investment with a principal balance of $14.5 million maturing during the fiscal year ending March 31, 2020 was repaid at par.

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs that we incurred on behalf of portfolio companies. Such receivables, net of any allowance for uncollectible receivables, are included in Other assets on our accompanying Consolidated Statements of Assets and Liabilities . We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined, based upon management’s judgment, that the portfolio company is unable to pay its obligations. We write-off accounts receivable when collection efforts have been exhausted and the receivables are deemed uncollectible. As of March 31, 2016 and March 31, 2015, we had gross receivables from portfolio companies of $1.0 million and $1.5 million, respectively. The allowance for uncollectible receivables was $0.4 million and $0.3 million as of March 31, 2016 and March 31, 2015, respectively .

NOTE 4. RELATED PARTY TRANSACTIONS

Transactions with the Adviser

We pay the Adviser certain fees as compensation for its services, such fees consisting of a base management fee and an incentive fee, as provided for in the Advisory Agreement, and a loan servicing fee for the Adviser’s role as servicer pursuant to our Credit Facility, each as described below. On July 14, 2015, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, approved the annual renewal of the Advisory Agreement through August 31, 2016.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the Adviser and the Adviser is also 100% indirectly owned and controlled by Mr. Gladstone.

The following table summarizes the base management fees, loan servicing fees, incentive fees, and associated voluntary, non-contractual and irrevocable credits reflected in our accompanying Consolidated Statements of Operations:

	Year Ended March 31,
	2016	2015	2014
Average total assets subject to base management fee (A)	$496,250	$378,450	$310,350
Multiplied by annual base management fee of 2.0%	2.0%	2.0%	2.0%

Base management fee (B)	9,925	7,569	6,207
Credits to fees from Adviser — other (B)	(3,126)	(2,848)	(2,309)

Net base management fee	$6,799	$4,721	$3,898

Loan servicing fee (B)	6,697	4,994	4,326
Credits to base management fee — loan servicing fee (B)	(6,697)	(4,994)	(4,326)

Net loan servicing fee	$—	$—	$—

Incentive fee (B)	5,179	4,975	3,983
Credits to fees from Adviser — other (B)	—	—	—

Net incentive fee	$5,179	$4,975	$3,983

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected as a line item on our accompanying Consolidated Statement of Operations.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 2.0%, computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $0.2 million, $0.1 million, and $0.5 million for the years ended March 31, 2016, 2015, and 2014, respectively, was retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser and primarily for the valuation of portfolio companies.

Loan Servicing Fee

The Adviser also services the loans held by our wholly-owned subsidiary, Business Investment (the borrower under our Credit Facility), in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under our Credit Facility. Since Business Investment is a consolidated subsidiary of ours, coupled with the fact that the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given calendar year, we treat payment of the loan servicing fee pursuant to our Credit Facility as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, unconditionally, and irrevocably credited back to us by the Adviser.

Incentive Fee

The incentive fee payable to the Adviser under our Advisory Agreement consists of two parts: an income-based incentive fee and a capital gains-based incentive fee.

The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets, adjusted appropriately for any share issuances or repurchases during the period (the “Hurdle Rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the Hurdle Rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20.0% of our realized capital gains, less any realized capital losses and unrealized depreciation, calculated as of the end of the preceding calendar year. The capital gains-based incentive fee payable to the Adviser is calculated based on (i) cumulative aggregate realized capital gains since our inception, less (ii) cumulative aggregate realized capital losses since our inception, less (iii) the entire portfolio’s aggregate unrealized capital depreciation, if any, as of the date of the calculation. If this number is positive at the applicable calculation date, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. For calculation purposes, cumulative aggregate realized capital gains, if any, equals the sum of the excess between the net sales price of each investment, when sold, and the original cost of such investment since our inception. Cumulative aggregate realized capital losses equals the sum of the deficit between the net sales price of each investment, when sold, and the original cost of such investment since our inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of deficit between the fair value of each investment security as of the applicable calculation date and the original cost of such investment security. We have not incurred capital gains-based incentive fees from inception through March 31, 2016, as cumulative net unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a reporting period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that any such unrealized capital appreciation will be realized in the future. There has been no GAAP accrual recorded for a capital gains-based incentive fee since our inception through March 31, 2016.

Transactions with the Administrator

We pay the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief valuation officer, chief compliance officer and general counsel and secretary (who also serves as the Administrator’s president) and their respective staffs. Prior to July 1, 2014, our allocable portion of the expenses was generally derived by multiplying that portion of the Administrator’s expenses allocable to all funds managed by the Adviser and serviced by the Administrator by the percentage of our total assets at the beginning of each quarter in comparison to the total assets at the beginning of each quarter of all funds managed by the Adviser and serviced by the Administrator.

Effective July 1, 2014, our allocable portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter. On July 14, 2015, our Board of Directors approved the annual renewal of the Administration Agreement through August 31, 2016.

Other Transactions

Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee. The fees received by Gladstone Securities from portfolio companies during the years ended March 31, 2016, 2015, and 2014 totaled $0.6 million, $1.1 million, and $1.2 million, respectively.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	As of March 31,
	2016	2015
Base management and loan servicing fee due to Adviser, net of credits	$647	$191
Incentive fee due to Adviser	1,224	1,249
Other due to Adviser	41	62

Total fees due to Adviser	$1,912	$1,502
Fee due to Administrator	$311	$262

Total related party fees due	$2,223	$1,764

Net co-investment expenses payable to Gladstone Capital (for reimbursement purposes) and payables to other affiliates totaled $19 and $305 as of March 31, 2016 and 2015, respectively. These amounts were paid in full in the quarter subsequent to being incurred and have been included in Other liabilities on the accompanying Consolidated Statements of Assets and Liabilities as of March 31, 2016 and 2015, respectively.

NOTE 5. BORROWINGS

Revolving Line of Credit

On June 26, 2014, we, through our wholly-owned subsidiary, Business Investment, entered into Amendment No. 1 to the Fifth Amended and Restated Credit Agreement originally entered into on April 30, 2013, with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and lender; other lenders; and the Adviser, as servicer, to extend the revolving period and reduce the interest rate of our Credit Facility. The revolving period was extended to June 26, 2017, and if not renewed or extended by June 26, 2017, all principal and interest will be due and payable on or before June 26, 2019 (two years after the revolving period end date). In addition, we have retained a one-year extension option, to be agreed upon by all parties, which may be exercised on or before June 26, 2016 and upon exercise, the options would extend the revolving period to June 26, 2018 and the maturity date to June 26, 2020. Subject to certain terms and conditions, our Credit Facility can be expanded to a total facility amount of $250.0 million, through additional commitments of existing or new committed lenders. Advances under our Credit Facility generally bear interest at 30-day LIBOR, plus 3.25% per annum, and our Credit Facility includes a fee of 0.50% on undrawn amounts. Once the revolving period ends, the interest rate margin increases to 3.75% for the period from June 26, 2017 to June 26, 2018, and further increases to 4.25% through maturity. We incurred fees of $0.4 million in connection with this amendment.

On September 19, 2014, we further increased our borrowing capacity under our Credit Facility to $185.0 million by entering into Joinder Agreements pursuant to our Credit Facility, by and among Business Investment, KeyBank, the Adviser and other lenders. We incurred fees of $1.3 million in connection with this expansion.

The following tables summarize noteworthy information related to our Credit Facility:

	As of March 31,
	2016	2015
Commitment amount	$185,000	$185,000
Borrowings outstanding at cost	95,000	118,800
Availability (A)	90,000	66,200

	For the Years Ended March 31,
	2016	2015	2014
Weighted average borrowings outstanding	$94,608	$79,158	$34,632
Effective interest rate (B)	4.04%	3.98%	4.90%
Commitment (unused) fees incurred	$465	$347	$318

(A)	Availability subject to various constraints imposed under our Credit Facility.
(B)	Excludes the impact of deferred financing fees and includes weighted average unused commitment fees.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank. KeyBank is also the trustee of the account and generally remits the collected funds to us once a month.

Among other things, our Credit Facility contains covenants that require Business Investment to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict certain material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally seeks to restrict distributions on our common stock to the sum of certain amounts, including, but not limited to, our net investment income, plus net capital gains, plus amounts elected by the Company to be considered as having been paid during the prior fiscal year in accordance with Section 855(a) of the Code. Business Investment is also subject to certain limitations on the type of loan investments it can make, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage, and lien property. Our Credit Facility also requires Business Investment to comply with other financial and operational covenants, which obligate Business Investment to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of obligors required in the borrowing base of the credit agreement. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatory redeemable term preferred stock) of $170 million plus 50% of all equity and subordinated debt raised minus any equity or subordinated debt redeemed or retired after June 26, 2014, which equates to $224.9 million as of March 31, 2016, (ii) asset coverage with respect to senior securities representing indebtedness of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of March 31, 2016, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $396.3 million, an asset coverage ratio on our senior securities representing indebtedness of 483.8%, calculated in compliance with the requirements of Section 18 of the 1940 Act, and an active status as a BDC and RIC. Our Credit Facility requires a minimum of 12 obligors in the borrowing base and, as of March 31, 2016, we had 29 obligors. As of March 31, 2016, we were in compliance with all covenants under our Credit Facility.

Pursuant to the terms of our Credit Facility, in July 2013, we entered into an interest rate cap agreement with KeyBank effective October 2013 and expiring April 2016. The agreement effectively limits the interest rate on a portion of our borrowings under our Credit Facility and provides that the interest rate on $45.0 million of our borrowings is capped at 6.0%, plus 3.25% per annum, when 30-day LIBOR is in excess of 6.0%. We incurred a premium fee of $75 in conjunction with this agreement, which is recorded in Other assets on our accompanying Consolidated Statements of Assets and Liabilities . As of March 31, 2016 and 2015, the fair value of our interest rate cap agreement was $0.

Secured Borrowing

In August 2012, we entered into a participation agreement with a third-party related to $5.0 million of our secured second lien term debt investment in Ginsey Home Solutions, Inc. (“Ginsey”). In May 2014, we amended the agreement with the third-party to include an additional $0.1 million. Accounting Standards Codification Topic 860, “ Transfers and Servicing ” requires us to treat the participation as a financing-type transaction. Specifically, the third-party has a senior claim to our remaining investment in the event of default by Ginsey which, in part, resulted in the loan participation bearing a rate of interest lower than the contractual rate established at origination. Therefore, our accompanying Consolidated Statements of Assets and Liabilities reflects the entire secured second lien term debt investment in Ginsey and a corresponding $5.1 million secured borrowing liability. The secured borrowing has a stated fixed interest rate of 7.0% and a maturity date of January 3, 2018. Subsequent to March 31, 2016, the secured borrowing was extended to mature on January 3, 2021.

Fair Value

We elected to apply the fair value option of ASC 825, “ Financial Instruments ,” to our Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of our Credit Facility is determined using a yield analysis which includes a DCF calculation and also takes into account the Valuation Team’s own assumptions, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. At each of March 31, 2016 and 2015, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.25% per annum, plus a 0.50% unused fee. Generally, an increase or decrease in the discount rate used in the DCF calculation may result in a corresponding decrease or increase, respectively, in the fair value of our Credit Facility. At each of March 31, 2016 and 2015, our Credit Facility was valued using Level 3 inputs and any changes in its fair value are recorded in Net unrealized depreciation (appreciation) of other on our accompanying Consolidated Statements of Operations.

The following tables present our Credit Facility, carried at fair value on our accompanying Consolidated Statements of Assets and Liabilities as of March 31, 2016 and 2015 using Level 3 inputs of the hierarchy established by ASC 820, and a roll-forward of the changes in fair value during the years ended March 31, 2016 and 2015:

	Level 3 — Borrowings
	Recurring Fair Value Measurements Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3) As of March 31,
	2016	2015
Credit Facility	$95,000	$118,800

Fair Value Measurements of Borrowings Using Significant Unobservable Inputs (Level 3)
Reported in
Consolidated Statements
of Assets and Liabilities
Credit Facility
Year ended March 31, 2016:
Fair value at March 31, 2015	$118,800
Borrowings	105,000
Repayments	(128,800)

Fair value at March 31, 2016	$95,000

Year ended March 31, 2015:
Fair value at March 31, 2014	$61,701
Borrowings	144,549
Repayments	(87,000)
Net unrealized depreciation (A)	(450)

Fair value at March 31, 2015	$118,800

(A)	Included in net unrealized depreciation of other on our accompanying Consolidated Statement of Operations for the period ended March 31, 2015.

The fair value of the collateral under our Credit Facility was $461.4 million and $435.9 million as of March 31, 2016 and 2015, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

In May, 2015, we completed a public offering of 1,610,000 shares of 6.50% Series C Cumulative Term Preferred Stock (our “Series C Term Preferred Stock” or “Series C”) at a public offering price of $25.00 per share. Gross proceeds totaled $40.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $38.6 million. We incurred $1.6 million in total offering costs related this offering, which have been recorded as deferred financing costs on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending May 31, 2022, the mandatory redemption date.

The shares of Series C Term Preferred Stock are traded under the ticker symbol GAINN on the NASDAQ Global Select Market (“NASDAQ”). Our Series C Term Preferred Stock is not convertible into our common stock or any other security. Our Series C Term Preferred Stock provides for a fixed dividend equal to 6.50% per year, payable monthly. We are required to redeem all shares of our outstanding Series C Term Preferred Stock on

May 31, 2022, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series C Term Preferred Stock, and (2) if we fail to maintain an asset coverage ratio of at least 200% and are unable to correct such failure within a specific amount of time, we are required to redeem a portion of our outstanding Series C Term Preferred Stock or otherwise cure the ratio redemption trigger. We may also voluntarily redeem all or a portion of our Series C Term Preferred Stock at our sole option at the redemption price in order to have an asset coverage ratio of up to and including 215.0% and at any time on or after May 31, 2018.

In November 2014, we completed a public offering of 1,656,000 shares of 6.75% Series B Cumulative Term Preferred Stock (our “Series B Term Preferred Stock” or “Series B”) at a public offering price of $25.00 per share. Gross proceeds totaled $41.4 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $39.7 million. We incurred $1.7 million in total offering costs related to these transactions, which have been recorded as deferred financing costs on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period ending December 31, 2021, the mandatory redemption date.

The shares of Series B Term Preferred Stock are traded under the ticker symbol GAINO on the NASDAQ Global Select Market (“NASDAQ”). Our Series B Term Preferred Stock is not convertible into our common stock or any other security. Our Series B Term Preferred Stock provides for a fixed dividend equal to 6.75% per year, payable monthly. We are required to redeem all shares of our outstanding Series B Term Preferred Stock on December 31, 2021, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, two other potential mandatory redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of our outstanding Series B Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of our outstanding Series B Term Preferred Stock or otherwise cure the ratio redemption trigger. We may also voluntarily redeem all or a portion of our Series B Term Preferred Stock at our sole option at the redemption price in order to have an asset coverage ratio of up to and including 215.0% and at any time on or after December 31, 2017.

In March 2012, we completed a public offering of 1,600,000 shares of 7.125% Series A Cumulative Term Preferred Stock (our “Series A Term Preferred Stock” or “Series A”) at a public offering price of $25.00 per share. Gross proceeds totaled $40.0 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $38.0 million. We incurred $2.0 million in total offering costs related to these transactions, which have been recorded as deferred financing costs on our accompanying Consolidated Statements of Assets and Liabilities and will be amortized over the redemption period ending February 28, 2017, the mandatory redemption date.

The Series A Term Preferred Stock has a redemption date of February 28, 2017, and is traded under the ticker symbol GAINP on the NASDAQ Global Select Market. The Series A Term Preferred Stock is not convertible into our common stock or any other security. The Series A Term Preferred Stock provides for a fixed dividend equal to 7.125% per year, payable monthly. We are required to redeem all of the outstanding shares of our Series A Term Preferred Stock on February 28, 2017, for cash at a redemption price equal to $25.00 per share, plus an amount equal to accumulated but unpaid dividends, if any, to, but excluding, the date of redemption. In addition, three other potential redemption triggers are as follows: (1) upon the occurrence of certain events that would constitute a change in control of us, we would be required to redeem all of the outstanding Series A Term Preferred Stock, (2) if we fail to maintain an asset coverage ratio of at least 200%, we are required to redeem a portion of the outstanding Series A Term Preferred Stock or otherwise cure the ratio redemption trigger and (3) at our sole option, at any time on or after February 28, 2016, we may redeem some or all of the Series A Term Preferred Stock.

The asset coverage on our senior securities that are stock (our Series A Term Preferred, Series B Term Preferred, and Series C Term Preferred Stock) as of March 31, 2016 was 221.4%, calculated pursuant to Section 18 of the 1940 Act.

The following tables summarize our Series A Term Preferred Stock, Series B Term Preferred Stock, and Series C Term Preferred Stock outstanding as of March 31, 2016 and 2015:

As of March 31, 2016 :

Class of Term Preferred Stock	Ticker Symbol	Date Issued	Redemption Date	Interest Rate	Shares Outstanding	Liquidation Preference per Share	Total Liquidation Preference
Series A	GAINP	March 6, 2012	February 28, 2017	7.125%	1,600,000	$25.00	$40,000
Series B	GAINO	November 13, 2014	December 31, 2021	6.750%	1,656,000	25.00	41,400
Series C	GAINN	May 12, 2015	May 31, 2022	6.500%	1,610,000	25.00	40,250

Total as of March 31, 2016					4,866,000	$25.00	$121,650

As of March 31, 2015 :

Class of Term Preferred Stock	Ticker Symbol	Date Issued	Redemption Date	Interest Rate	Shares Outstanding	Liquidation Preference per Share	Total Liquidation Preference
Series A	GAINP	March 6, 2012	February 28, 2017	7.125%	1,600,000	$25.00	$40,000
Series B	GAINO	November 13, 2014	December 31, 2021	6.750%	1,656,000	25.00	41,400

Total as of March 31, 2015					3,256,000	$25.00	$81,400

The following tables summarize dividends declared by our Board of Directors and paid by us on each of our series of mandatorily redeemable term preferred stock during the years ended March 31, 2016, 2015, and 2014:

For the Year Ended March 31, 2016 :

Declaration Date	Record Date	Payment Date	Dividend per Series A Term Preferred Share	Dividend per Series B Term Preferred Share	Dividend per Series C Term Preferred Share
April 14, 2015	April 24, 2015	May 5, 2015	$0.1484375	$0.140625	$—
April 14, 2015	May 19, 2015	May 29, 2015	0.1484375	0.140625	—
April 14, 2015	June 19, 2015	June 30, 2015	0.1484375	0.140625	—
May 14, 2015 (A)	June 19, 2015	June 30, 2015	—	—	0.221181
July 14, 2015	July 24, 2015	August 4, 2015	0.1484375	0.140625	0.135417
July 14, 2015	August 20, 2015	August 31, 2015	0.1484375	0.140625	0.135417
July 14, 2015	September 21, 2015	September 30, 2015	0.1484375	0.140625	0.135417
October 13, 2015	October 26, 2015	November 4, 2015	0.1484375	0.140625	0.135417
October 13, 2015	November 17, 2015	November 30, 2015	0.1484375	0.140625	0.135417
October 13, 2015	December 18, 2015	December 31, 2015	0.1484375	0.140625	0.135417
January 12, 2016	January 22, 2016	February 2, 2016	0.1484375	0.140625	0.135417
January 12, 2016	February 18, 2016	February 29, 2016	0.1484375	0.140625	0.135417
January 12, 2016	March 21, 2016	March 31, 2016	0.1484375	0.140625	0.135417

		Total	$1.7812500	$1.687500	$1.439934

(A)	Represents a combined dividend for a prorated month of May 2015, based upon the issuance date of our Series C Term Preferred Stock, combined with a full month of June 2015.

For the Year Ended March 31, 2015 :

Declaration Date	Record Date	Payment Date	Dividend per Series A Term Preferred Share	Dividend per Series B Term Preferred Share
April 8, 2014	April 21, 2014	April 30, 2014	$0.1484375	$—
April 8, 2014	May 20, 2014	May 30, 2014	0.1484375	—
April 8, 2014	June 19, 2014	June 30, 2014	0.1484375	—
July 15, 2014	July 25, 2014	August 5, 2014	0.1484375	—
July 15, 2014	August 20, 2014	August 29, 2014	0.1484375	—
July 15, 2014	September 19, 2014	September 30, 2014	0.1484375	—
October 7, 2014	October 22, 2014	October 31, 2014	0.1484375	—
October 7, 2014	November 17, 2014	November 26, 2014	0.1484375	—
October 7, 2014	December 19, 2014	December 31, 2014	0.1484375	—
November 24, 2014 (A)	December 19, 2014	December 31, 2015	—	0.225000
January 12, 2015	January 23, 2015	February 3, 2015	0.1484375	0.140625
January 12, 2015	February 18, 2015	February 27, 2015	0.1484375	0.140625
January 12, 2015	March 20, 2015	March 31, 2015	0.1484375	0.140625

		Total	$1.7812500	$0.646875

(A)	Represents a combined dividend for a prorated month of November 2014, based upon the issuance date of our Series B Term Preferred Stock, combined with a full month of December 2014.

For the Year Ended March 31, 2014 :

Declaration Date	Record Date	Payment Date	Dividend per Series A Term Preferred Share
April 9, 2013	April 22, 2013	April 30, 2013	$0.1484375
April 9, 2013	May 20, 2013	May 31, 2013	0.1484375
April 9, 2013	June 19, 2013	June 28, 2013	0.1484375
July 9, 2013	July 19, 2013	July 31, 2013	0.1484375
July 9, 2013	August 21, 2013	August 30, 2013	0.1484375
July 9, 2013	September 18, 2013	September 30, 2013	0.1484375
October 8, 2013	October 22, 2013	October 31, 2013	0.1484375
October 8, 2013	November 14, 2013	November 29, 2013	0.1484375
October 8, 2013	December 16, 2013	December 31, 2013	0.1484375
January 7, 2014	January 22, 2014	January 31, 2014	0.1484375
January 7, 2014	February 19, 2014	February 28, 2014	0.1484375
January 7, 2014	March 17, 2014	March 31, 2014	0.1484375

		Total	$1.7812500

The tax character of dividends paid by us to our preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

In accordance with ASC 480, “ Distinguishing Liabilities from Equity ,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded our mandatorily redeemable preferred stock at cost as of March 31, 2016 and 2015. The related dividend payments to preferred stockholders are treated as dividend expense on our accompanying Consolidated Statements of Operations at the ex-dividend date.

The following table summarizes the fair value of each of our series of mandatorily redeemable preferred stock based on the last reported closing sale price as of March 31, 2016 and 2015, each of which we consider to be a Level 1 input within the fair value hierarchy:

	Fair Value as of March 31,
	2016	2015
Series A Term Preferred Stock	$40,944	$41,472
Series B Term Preferred Stock	40,738	42,228
Series C Term Preferred Stock	38,849	—

Total	$120,531	$83,700

NOTE 7. REGISTRATION STATEMENT AND COMMON EQUITY OFFERINGS

Registration Statement

On June 16, 2015, we filed a registration statement on Form N-2 (File No. 333-204996) with the SEC and subsequently filed a Pre-Effective Amendment No. 1 to the registration statement on July 28, 2015, which the SEC declared effective on July 29, 2015. The registration statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common or preferred stock, including through concurrent, separate offerings of such securities. We currently have the ability to issue up to $300.0 million in securities under the registration statement. No securities have been issued to date under the registration statement.

Common Equity Offering

On March 13, 2015, we completed a public offering of 3.3 million shares of our common stock at a public offering price of $7.40 per share, which was below our then current NAV per share. Gross proceeds totaled $24.4 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were $23.0 million, which was used to repay borrowings under our Credit Facility. In April 2015, the underwriters exercised their option to purchase an additional 495,000 shares at the public offering price of $7.40 per share to cover over-allotments, which resulted in gross proceeds of $3.7 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, of $3.4 million.

NOTE 8. NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER WEIGHTED AVERAGE COMMON SHARE

The following table sets forth the computation of basic and diluted Net increase (decrease) in net assets resulting from operations per common share for the years ended March 31, 2016, 2015, and 2014:

	Year Ended March 31,
	2016	2015	2014
Numerator: net increase (decrease) in net assets resulting from operations	$24,854	$50,214	$(1,329)
Denominator: basic and diluted weighted average common shares	30,268,253	26,665,821	26,475,958

Basic and diluted net increase (decrease) in net assets resulting from operations per common share	$0.82	$1.88	$(0.05)

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC, we are required to distribute to our common stockholders 90% of our Investment Company Taxable Income. The amount to be paid out as distributions to our common stockholders is determined by our Board of Directors quarterly and is based upon management’s estimate of the Investment Company Taxable Income. Based on that estimate, our Board of Directors declares three monthly distributions to common stockholders each quarter.

The federal income tax characteristics of all distributions (including preferred stock dividends) will be reported to stockholders on the Internal Revenue Service Form 1099 after the end of each calendar year. For calendar years ended December 31, 2015, 2014 and 2013, 100% of distributions to common stockholders during these periods were deemed to be paid from ordinary income for 1099 stockholder reporting purposes.

We paid the following monthly distributions to our common stockholders for the years ended March 31, 2016, 2015 and 2014:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2016	April 14, 2015	April 24, 2015	May 5, 2015	$0.0625
	April 14, 2015	May 19, 2015	May 29, 2015	0.0625
	April 14, 2015	June 19, 2015	June 30, 2015	0.0625
	July 14, 2015	July 24, 2015	August 4, 2015	0.0625
	July 14, 2015	August 20, 2015	August 31, 2015	0.0625
	July 14, 2015	September 21, 2015	September 30, 2015	0.0625
	October 13, 2015	October 26, 2015	November 4, 2015	0.0625
	October 13, 2015	November 17, 2015	November 30, 2015	0.0625
	October 13, 2015	December 18, 2015	December 31, 2015	0.0625
	January 12, 2016	January 22, 2016	February 2, 2016	0.0625
	January 12, 2016	February 18, 2016	February 29, 2016	0.0625
	January 12, 2016	March 21, 2016	March 31, 2016	0.0625

	Year Ended March 31, 2016:			$0.75

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2015	April 8, 2014	April 21, 2014	April 30, 2014	$0.06
	April 8, 2014	May 20, 2014	May 30, 2014	0.06
	April 8, 2014	June 19, 2014	June 30, 2014	0.06
	July 15, 2014	July 25, 2014	August 5, 2014	0.06
	July 15, 2014	August 20, 2014	August 29, 2014	0.06
	July 15, 2014	September 19, 2014	September 30, 2014	0.06
	October 7, 2014	October 22, 2014	October 31, 2014	0.06
	October 7, 2014	November 17, 2014	November 26, 2014	0.06
	October 7, 2014	December 19, 2014	December 31, 2014	0.06
	October 7, 2014	December 19, 2014	December 31, 2014	0.05	(A)
	January 12, 2015	January 23, 2015	February 3, 2015	0.06
	January 12, 2015	February 18, 2015	February 27, 2015	0.06
	January 12, 2015	March 20, 2015	March 31, 2015	0.06

	Year Ended March 31, 2015:			$0.77

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2014	April 9, 2013	April 22, 2013	April 30, 2013	$0.05
	April 9, 2013	May 20, 2013	May 31, 2013	0.05
	April 9, 2013	June 19, 2013	June 28, 2013	0.05
	July 9, 2013	July 17, 2013	July 31, 2013	0.05
	July 9, 2013	August 19, 2013	August 30, 2013	0.05
	July 9, 2013	September 16, 2013	September 30, 2013	0.05
	October 8, 2013	October 22, 2013	October 31, 2013	0.06
	October 8, 2013	November 14, 2013	November 29, 2013	0.06
	October 8, 2013	November 18, 2013	November 29, 2013	0.05	(A)
	October 8, 2013	December 16, 2013	December 31, 2013	0.06
	January 7, 2014	January 22, 2014	January 31, 2014	0.06
	January 7, 2014	February 19, 2014	February 28, 2014	0.06
	January 7, 2014	March 17, 2014	March 31, 2014	0.06

	Year Ended March 31, 2014:			$0.71

(A)	A special distribution of $0.05 per share of common stock was declared by our Board of Directors.

Aggregate distributions to our common stockholders declared quarterly and paid for the years ended March 31, 2016, 2015 and 2014 were approximately $22.7 million, $20.6 million, and $18.8 million, respectively, and were declared based on estimates of Investment Company Taxable Income for the respective fiscal years. For each of the fiscal years ended March 31, 2016, 2015, and 2014, Investment Company Taxable Income exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $6.9 million, $3.9 million, and $3.9 million, respectively, of the first distributions paid to common stockholders in the respective subsequent fiscal year as having been paid in the respective prior year.

The components of our net assets on a tax basis were as follows:

	Year Ended March 31,
	2016	2015
Common stock	$30	$30
Capital in excess of par value	311,608	309,438
Cumulative unrealized depreciation of investments	(30,469)	(39,204)
Cumulative unrealized depreciation of other	(75)	(75)
Undistributed ordinary income	6,878	3,866
Capital loss carryforward	(13,604)	(288)
Other temporary differences	4,654	(354)
Other	—	16

Net Assets	$279,022	$273,429

We generally intend to retain some or all of our realized capital gains first to the extent we have available capital loss carryforwards and second, through a deemed distribution. As of March 31, 2016, none of our of capital loss carryforwards have expiration dates. We had no deemed distributions during the years ended March 31, 2016, 2015, and 2014.

For the years ended March 31, 2016 and 2015, we recorded the following adjustments for permanent book-tax differences to reflect tax character. Results of operations, total net assets, and cash flows were not affected by these adjustments.

	Tax Year Ended March 31,
	2016	2015
Undistributed net investment income	$1,712	$584
Accumulated net realized gain	(441)	—
Paid-in-capital	(1,271)	(584)

NOTE 10. FEDERAL AND STATE INCOME TAXES

We intend to continue to maintain our qualifications as a RIC for federal income tax purposes. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains that we distribute to stockholders. To maintain our qualification as a RIC, we must meet certain source-of-income and asset diversification requirements. In addition, in order to qualify to be taxed as a RIC, we must also meet certain annual stockholder distribution requirements. To satisfy the RIC annual distribution requirement, we must distribute to stockholders at least 90% of our Investment Company Taxable Income. Our policy generally is to make distributions to our stockholders in amount up to 100% of our investment company taxable income. Because we have distributed more than 90% of our Investment Company Taxable Income, no income tax provisions have been recorded for the years ended March 31, 2016, 2015, and 2014.

In an effort to limit certain federal excise taxes imposed on RICs, we generally distribute to our stockholders, during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. We incurred an excise tax of $0.3 million, $0.1 million, and $0.3 million for the calendar years ended December 31, 2015, 2014 and 2013, respectively.

Under the RIC Modernization Act, we are permitted to carry forward capital losses incurred in taxable years beginning after September 30, 2011, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the Treasury regulations applicable to pre-enactment capital losses. Our capital loss carryforward balance as of March 31, 2016 and 2015 was $13.6 million and $0.3 million, respectively.

NOTE 11. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operation or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of March 31, 2016 and 2015, we had no established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we will enter into arrangements relating to exits of certain investments whereby specific amounts of the proceeds are held in escrow to be used to satisfy potential obligations, as stipulated in the sales agreements. We record escrow amounts in Restricted cash and cash equivalents, if received in cash but subject to potential obligations, or as escrow receivables in Other assets, net, if not yet received in cash, on our accompanying Consolidated Statements of Assets and Liabilities . We establish a reserve against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not ultimately be released or received at the end of the escrow period. There were no aggregate reserves recorded against the escrow amounts as of March 31, 2016 and 2015.

Financial Commitments and Obligations

We have lines of credit and other uncalled capital commitments to certain of our portfolio companies that have not been fully drawn. Since these lines of credit and other uncalled capital commitments have expiration dates and we expect many will never be fully drawn, the total line of credit and other uncalled capital commitment amounts do not necessarily represent future cash requirements. In February 2015, we executed a capital call commitment with Tread and its senior credit facility lender, which expires in February 2018. Under the terms of the agreement, we may be required to fund additional capital up to $10.0 million in Tread, with such commitment limited at all times to the actual amount outstanding under Tread’s senior credit facility. The actual amount outstanding under Tread’s senior credit facility as of March 31, 2016 and 2015 was $5.1 million and $4.4 million, respectively. We estimate the fair value of the combined unused line of credit and other uncalled capital commitments as of March 31, 2016 and 2015 to be immaterial.

In addition to the lines of credit and other uncalled capital commitments to our portfolio companies, we have also extended certain guaranties on behalf of one of our portfolio companies. During the years ended March 31, 2016 and 2015, we have not been required to make any payments on any of the guaranties, and we consider the credit risks to be remote and the fair value of the guaranties as of March 31, 2016 and 2015 to be immaterial.

As of March 31, 2016, the following guaranties were outstanding:

•	In February 2010, we executed a guaranty of a wholesale financing facility agreement (the “Floor Plan Facility”) between Agricredit Acceptance, LLC (“Agricredit”) and Country Club Enterprises, LLC (“CCE”). The Floor Plan Facility provides CCE with financing of up to $2.0 million to bridge the time and cash flow gap between the order and delivery of golf carts to customers. The guaranty was renewed in February of each subsequent year through February 2016 and expires in February 2017, unless it is renewed again by us, CCE and Agricredit.

•	In April 2010, we executed a guaranty of vendor recourse for individual customer transactions (the “Recourse Facility”) between Wells Fargo Financial Leasing, Inc. and CCE. The Recourse Facility provides CCE with the ability to provide vendor recourse up to a limit of $0.3 million on transactions with long-time customers who lack the financial history to qualify for third-party financing. These individual transactions have terms to maturity that expire in October 2016.

The following table summarizes the principal balances of unused line of credit and other uncalled capital commitments and guaranties as of March 31, 2016 and 2015, which are not reflected as liabilities in the accompanying Consolidated Statements of Assets and Liabilities :

	As of March 31,
	2016	2015
Unused line of credit and other uncalled capital commitments	$10,564	$10,031
Guaranties	2,279	2,593

Total	$12,843	$12,624

NOTE 12. FINANCIAL HIGHLIGHTS

	As of and for the Year Ended March 31,
	2016	2015	2014	2013	2012
Per Common Share Data:
Net asset value, at beginning of year (A)	$9.18	$8.34	$9.10	$9.38	$9.00
Income from investment operations (B)
Net investment income	0.68	0.75	0.73	0.68	0.62
Net realized (loss) gain on sale of investments and other	(0.15)	—	0.31	0.03	0.23
Net unrealized appreciation (depreciation) of investments and other	0.29	1.13	(1.09)	—	0.14

Total from investment operations	0.82	1.88	(0.05)	0.71	0.99

Effect of equity capital activity (B)
Cash distributions to common stockholders from net investment income (C)	(0.64)	(0.77)	(0.71)	(0.60)	(0.61)
Cash distributions to common stockholders from realized gains (C)	(0.11)	—	—	—	—
Shelf registration offering costs	(0.01)	(0.03)	—	(0.08)	—
Net dilutive effect of equity offering (D)	(0.03)	(0.22)	—	(0.31)	—

Total from equity capital activity	(0.79)	(1.02)	(0.71)	(0.99)	(0.61)

Other, net (B)(E)	0.01	(0.02)	—	—	—

Net asset value at end of year (A)	$9.22	$9.18	$8.34	$9.10	$9.38

Per common share market value at beginning of year	$7.40	$8.27	$7.31	$7.57	$7.79
Per common share market value at end of year	7.02	7.40	8.27	7.31	7.57
Total investment return (F)	4.82%	11.96%	24.26%	4.73%	5.58%
Common stock outstanding at end of year (A)	30,270,958	29,775,958	26,475,958	26,475,958	22,080,133

Statement of Assets and Liabilities Data:
Net assets at end of year	$279,022	$273,429	$220,837	$240,963	$207,216
Average net assets (G)	276,293	229,350	231,356	216,751	204,595

Senior Securities Data:
Total borrowings, at cost	$100,096	$123,896	$66,250	$94,016	$76,005
Mandatorily redeemable preferred stock	121,650	81,400	40,000	40,000	40,000

Ratios/Supplemental Data:
Ratio of net expenses to average net assets (H)	10.94%	9.48%	7.33%	6.48%	3.67%
Ratio of net investment income to average net assets (I)	7.50	8.68	8.35	7.61	6.72

(A)	Based on actual shares outstanding at the end of the corresponding year.
(B)	Based on weighted average basic common share data for the corresponding year.
(C)	The tax character of distributions is determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)	During the years ended March 31, 2016, 2015 and 2013, the dilution is the result of issuing common shares at a price below then current NAV.
(E)	Represents the impact of the different share amounts (weighted average basic common shares outstanding for the corresponding year and actual common shares outstanding at the end of the year) in the Per Common Share Data calculations and rounding impacts.
(F)

Total return equals the change in the market value of our common stock from the beginning of the year, taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan.

Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9- Distributions to Common Stockholders .
(G)	Calculated using the average balance of net assets at the end of each month of the reporting year.
(H)	Ratio of net expenses to average net assets is computed using total expenses, net of any voluntary, unconditional, and irrevocable credits of fees from the Adviser. Had we not received any voluntary, unconditional, and irrevocable credits of fees due to the Adviser, the ratio of expenses to average net assets would have been 14.50%, 12.90%, 10.20%, 8.81%, and 5.71% for the fiscal years ended March 31, 2016, 2015, 2014, 2013, and 2012, respectively.
(I)	Had we not received any voluntary, unconditional, and irrevocable credits of fees from the Adviser, the ratio of net investment income to average net assets would have been 3.94%, 5.26%, 5.48%, 5.28%, and 4.25% for the fiscal years ended March 31, 2016, 2015, 2014, 2013, and 2012, respectively.

NOTE 13. SELECTED QUARTERLY DATA (UNAUDITED)

	Quarter Ended
Year ended March 31, 2016	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
Total investment income	$12,706	$13,740	$12,068	$12,441
Net investment income	5,163	6,023	4,631	4,899
Net increase (decrease) in net assets resulting from operations	8,559	(110)	(6,213)	22,618
Net increase (decrease) in net assets resulting from operations per weighted average common share – basic & diluted	$0.29	$—	$(0.21)	$0.74

	Quarter Ended
Year ended March 31, 2015	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Total investment income	$9,837	$9,071	$11,562	$11,173
Net investment income	4,859	4,204	5,839	4,995
Net increase in net assets resulting from operations	10,770	2,697	7,589	29,158
Net increase in net assets resulting from operations per weighted average common share – basic & diluted	$0.41	$0.10	$0.29	$1.08

NOTE 14. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

We had two unconsolidated subsidiaries, Galaxy and SOG, which met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X during at least one of the years ended March 31, 2016, 2015 and 2014. Accordingly, audited and unaudited financial statements, as applicable, for these subsidiaries have been included as exhibits to this Prospectus pursuant to Rule 3-09.

We had two additional unconsolidated subsidiaries, D.P.M.S., Inc. (“Danco”) and Venyu Solutions, Inc. (“Venyu”), which met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X during at least one of the years ended March 31, 2016, 2015 and 2014, respectively. Accordingly, summarized, comparative financial information is presented below pursuant to Rule 4-08(g) for Danco, which is a contract manufacturer producing precision machined and assembled components, and for Venyu, which is a leader in commercial-grade, customizable solutions for data protection, data hosting, and disaster recovery.

		As of March 31,			For the Year Ended March 31,
Portfolio Company	Balance Sheet	2016	2015	Income Statement	2016	2015	2014
Danco	Current assets	$4,962	$4,614	Net sales	$14,533	$12,377	$12,481
	Noncurrent assets	2,437	2,429	Gross profit	3,761	2,746	1,495
	Current liabilities	1,805	1,959	Net income (loss)	(66)	(994)	(2,373)
	Noncurrent liabilities	20,907	20,330

		For the Five Months Ended
Portfolio Company	Income Statement	August 30, 2013 (A)
Venyu	Net sales	$10,120
	Gross profit	5,254
	Net loss	(294)

(A)	Venyu was exited in August 2013 and is no longer in our portfolio as of March 31, 2016 or 2015. Rule 4-08(g) information for the five months ended August 30, 2013 is being provided herein in lieu of Rule 3-09 separate financial statements pursuant to relief provided by the Staff of the SEC’s Office of Chief Accountant in the Division of Investment Management.

NOTE 15. SUBSEQUENT EVENTS

Distributions and dividends

In April 2016, our Board of Directors declared the following monthly distributions to common stockholders and dividends to holders of our Series A Term Preferred Stock, Series B Term Preferred Stock and Series C Term Preferred Stock:

Record Date	Payment Date	Distribution per Common Share	Dividend per Series A Term Preferred Share	Dividend per Series B Term Preferred Share	Dividend per Series C Term Preferred Share
April 22, 2016	May 2, 2016	$0.0625	$0.1484375	$0.140625	$0.135417
May 19, 2016	May 31, 2016	0.0625	0.1484375	0.140625	0.135417
June 17, 2016	June 30, 2016	0.0625	0.1484375	0.140625	0.135417

Total for the Quarter:		$0.1875	$0.4453125	$0.421875	$0.406251

Investment Activity

•	In April 2016, we sold our investment in Acme, which had a cost basis and fair value of $23.7 million and $44.9 million, respectively, as of March 31, 2016. In connection with the sale, we received net cash proceeds of $44.6 million, including the repayment of our debt investment of $14.5 million at par.

•	In May 2016, we invested $25.5 million in The Mountain Corporation (“The Mountain”) through a combination of secured second lien debt and preferred equity. The Mountain, headquartered in Keene, New Hampshire, is a designer and manufacturer of premium quality, bold artwear apparel serving a diverse global customer base.

SCHEDULE 12-14

GLADSTONE INVESTMENT CORPORATION

INVESTMENTS IN AND ADVANCES TO AFFILIATES

(AMOUNTS IN THOUSANDS)

Name of Issuer (A)	Title of Issue or Nature of Indebtedness (B)	Amount of Investment Income (C)	Value as of March 31, 2015	Gross Additions (D)	Gross Reductions (E)	Value as of March 31, 2016
CONTROL INVESTMENTS
Galaxy Tool Holding Corporation	Secured First Lien Line of Credit	$364	$3,250	$1,750	$—	$5,000
	Secured Second Lien Term Loan	1,320	15,520	—	(10,520)	5,000
	Preferred Stock	—	—	—	—	—
	Common Stock	—	—	—	—	—

		1,684	18,770	1,750	(10,520)	10,000
Roanoke Industries Corp. (G)	Secured First Lien Term Loan	36	1,650	—	(1,650)	—
	Common Stock	—	210	—	(210)	—

		36	1,860	—	(1,860)	—

TOTAL CONTROL INVESTMENTS		$1,720	$20,630	$1,750	$(12,380)	$10,000

AFFILIATE INVESTMENTS
Acme Cryogenics, Inc.	Secured Second Lien Term Loan	$1,695	$14,500	$—	$—	$14,500
	Preferred Stock	—	8,519	13,818	—	22,337
	Common Stock	—	—	4,201	—	4,201
	Common Stock Warrants	—	—	3,856	—	3,856

		1,695	23,019	21,875	—	44,894
Alloy Die Casting Corp.	Secured First Lien Term Loan	1,676	12,154	—	(764)	11,390
	Preferred Stock	—	4,122	—	(3,510)	612
	Common Stock	—	—	—	—	—

		1,676	16,276	—	(4,274)	12,002
Behrens Manufacturing, LLC	Secured First Lien Term Loan	1,318	9,975	—	—	9,975
	Preferred Stock	505	3,447	5,146	—	8,593

		1,823	13,422	5,146	—	18,568
Brunswick Bowling Products, Inc. (H)	Secured First Lien Term Loan	1,754	—	11,307	—	11,307
	Preferred Stock	—	—	5,267	—	5,267

		1,754	—	16,574	—	16,574

GLADSTONE INVESTMENT CORPORATION

INVESTMENTS AND ADVANCES TO AFFILIATES (Continued)

(AMOUNTS IN THOUSANDS)

Name of Issuer (A)	Title of Issue or Nature of Indebtedness (B)	Amount of Investment Income (C)	Value as of March 31, 2015	Gross Additions (D)	Gross Reductions (E)	Value as of March 31, 2016
B-Dry, LLC (I)	Secured First Lien Line of Credit	72	1,124	1,126	(2,250)	—
	Secured First Lien Term Loan	442	3,490	2,953	(6,443)	—
	Secured First Lien Term Loan	58	455	385	(840)	—
	Preferred Stock	—	—	2,250	(2,250)	—
	Common Stock	—	—	300	(300)	—

		572	5,069	7,014	(12,083)	—
B+T Group Acquisition, Inc.	Secured First Lien Line of Credit (G)	14	700	—	(700)	—
	Secured First Lien Term Loan	1,850	14,000	—	—	14,000
	Preferred Stock	—	4,541	—	(4,541)	—

		1,864	19,241	—	(5,241)	14,000
Cambridge Sound Management, Inc.	Secured First Lien Line of Credit (G)	—	—	—	—	—
	Secured First Lien Term Loan	1,983	15,000	—	—	15,000
	Preferred Equity	—	7,198	5,637	—	12,835

		1,983	22,198	5,637	—	27,835
Channel Technologies Group, LLC	Preferred Stock	—	2,315	75	(1,401)	989
	Common Stock	—	—	—	—	—

		—	2,315	75	(1,401)	989
Counsel Press, Inc.	Secured First Lien Line of Credit	67	1,500	250	(1,750)	—
	Secured First Lien Term Loan	2,333	18,000	—	—	18,000
	Secured First Lien Term Loan	783	5,500	—	—	5,500
	Preferred Equity	—	6,995	—	(1,596)	5,399

		3,183	31,995	250	(3,346)	28,899

GLADSTONE INVESTMENT CORPORATION

INVESTMENTS AND ADVANCES TO AFFILIATES (Continued)

(AMOUNTS IN THOUSANDS)

Name of Issuer (A)	Title of Issue or Nature of Indebtedness (B)	Amount of Investment Income (C)	Value as of March 31, 2015	Gross Additions (D)	Gross Reductions (E)	Value as of March 31, 2016
D.P.M.S., Inc.	Secured First Lien Line of Credit	$165	$762	3,238	$—	$4,000
	Secured First Lien Term Loan	105	490	2,085	—	2,575
	Secured First Lien Term Loan	358	1,674	399	—	2,073
	Secured First Lien Term Loan	59	219	—	(219)	—
	Preferred Stock	—	—	—	—	—
	Common Stock	—	—	—	—	—

		687	3,145	5,722	(219)	8,648
Edge Adhesives Holdings, Inc.	Secured First Lien Line of Credit (G)	66	1,488	2	(1,490)	—
	Secured First Lien Term Loan	1,182	9,300	—	(372)	8,928
	Secured First Lien Term Loan	335	—	2,310	—	2,310
	Secured Second Lien Term Loan	—	2,403	—	(2,403)	—
	Preferred Stock	—	3,199	300	(3,499)	—

		1,583	16,390	2,612	(7,764)	11,238
GI Plastek , Inc. (H)	Secured First Lien Line of Credit (G)	35	—	770	(770)	—
	Secured First Lien Term Loan	1,353	—	15,000	—	15,000
	Preferred Stock	—	—	5,672	—	5,672

		1,388	—	21,442	(770)	20,672
Head Country Food Products, Inc.	Secured First Lien Term Loan	1,150	9,050	—	—	9,050
	Preferred Stock	—	3,931	—	(3,931)	—

		1,150	12,981	—	(3,931)	9,050
Logo Sportswear, Inc.	Secured First Lien Line of Credit (G)	1	—	—	—	—
	Secured First Lien Term Loan	1,361	9,200	—	—	9,200
	Preferred Stock	—	1,550	1,245	—	2,795

		1,362	10,750	1,245	—	11,995
Meridian Rack & Pinion, Inc.	Secured First Lien Term Loan	1,326	9,612	—	(821)	8,791
	Preferred Stock	—	3,117	—	(2,129)	988

		1,326	12,729	—	(2,950)	9,779

GLADSTONE INVESTMENT CORPORATION

INVESTMENTS AND ADVANCES TO AFFILIATES (Continued)

(AMOUNTS IN THOUSANDS)

Name of Issuer (A)	Title of Issue or Nature of Indebtedness (B)	Amount of Investment Income (C)	Value as of March 31, 2015	Gross Additions (D)	Gross Reductions (E)	Value as of March 31, 2016
NDLI, Inc.	Secured First Lien Line of Credit (G)	118	2,308	1,467	(3,775)	—
	Secured First Lien Term Loan (G)	265	5,803	1,424	(7,227)	—
	Secured First Lien Term Loan (G)	34	—	—	—	—
	Secured First Lien Term Loan (G)	144	2,931	719	(3,650)	—
	Secured First Lien Term Loan (G)	144	2,930	720	(3,650)	—
	Preferred Stock	—	—	—	—	—
	Common Stock	—	—	—	—	—

		705	13,972	4,330	(18,302)	—
Old World Christmas, Inc.	Secured First Lien Term Loan	2,124	15,770	—	—	15,770
	Preferred Stock	—	6,657	—	(2,498)	4,159

		2,124	22,427	—	(2,498)	19,929
Precision Southeast, Inc.	Secured Second Lien Term Loan	1,369	9,617	1	—	9,618
	Preferred Stock	—	1,830	2,092	—	3,922
	Common Stock	—	—	—	—	—

		1,369	11,447	2,093	—	13,540
SOG Specialty Knives & Tools, LLC	Secured First Lien Term Loan	835	6,200	—	—	6,200
	Secured First Lien Term Loan	1,830	12,200	—	—	12,200
	Preferred Stock	—	13,451	—	(5,704)	7,747

		2,665	31,851	—	(5,704)	26,147
Tread Corporation	Secured First Lien Line of Credit (F)	$—	$375	$3,032	$(1,981)	$1,426
	Secured First Lien Term Loan (F)(G)	—	782	4,218	(5,000)	—
	Secured First Lien Term Loan (F)(G)	—	430	2,320	(2,750)	—
	Secured First Lien Term Loan (F)(G)	—	156	844	(1,000)	—
	Secured First Lien Term Loan (F)(G)	—	80	430	(510)	—
	Preferred Stock	—	—	538	—	538
	Common Stock	—	—	251	(251)	—
	Common Stock Warrants (G)	—	—	3	(3)	—

		—	1,823	11,636	(11,495)	1,964

TOTAL AFFILIATE INVESTMENTS		$28,909	$271,050	$105,651	$(79,978)	$296,723

(A)	Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.
(B)	Common stock, warrants, options and, in some cases, preferred stock are generally non-income-producing and restricted. The principal amount of debt and the number of shares of common stock and preferred stock are shown in the accompanying Consolidated Schedule of Investments as of March 31, 2016.
(C)	Represents the total amount of interest or other investment income credited to income for the portion of the year an investment was a control investment or affiliate investment, as appropriate.
(D)	Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.
(E)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.
(F)	Debt security is on non-accrual status and, therefore, is considered non-income producing.
(G)	Investment was exited during the year ended March 31, 2016.
(H)	New investment during the year ended March 31, 2016.
(I)	As a result of a restructure, B-Dry, LLC was transferred from Affiliate to Non-Control/Non-Affiliate during the year ended March 31, 2016.
**	Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

6.25% Series D Cumulative Term Preferred Stock due 2023

PROSPECTUS SUPPLEMENT

Joint Book-Running Managers

Janney Montgomery Scott	Ladenburg Thalmann

Co-Lead Managers

J.J.B. Hilliard, W.L. Lyons, LLC	Wunderlich

Co-Managers

William Blair	Maxim Group LLC

September 19, 2016